UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Elme Communities

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED SEPTEMBER 5, 2025, SUBJECT TO COMPLETION
7550 Wisconsin Avenue, Suite 900 Bethesda, MD 20814 202-774-3200 www.elmecommunities.com
[•], 2025
Dear Shareholder:
You are cordially invited to attend a special meeting of shareholders of Elme Communities, a Maryland real estate investment trust (“Elme,” the “Company,” “our” or “we”), to be held on [•], 2025 at [•] a.m., Eastern Time (the “Special Meeting”). The Special Meeting will be held in virtual meeting format only at [•]. During this virtual meeting, you will be able to vote your shares electronically and submit questions.
At the Special Meeting, we are asking you to consider and vote upon a proposal to approve the sale of 19 of our multifamily properties to an affiliate of Cortland Partners, LLC (“Cortland”) and the other transactions contemplated by the Purchase Agreement (as defined below) and a proposal to approve a plan of sale and liquidation for the Company, each as further described below and in the enclosed proxy statement. We are also asking you to consider and cast a non-binding, advisory vote upon a proposal to approve the specified compensation that may be paid or become payable to the named executive officers of Elme in connection with the Portfolio Sale Transaction (as defined below) and the Plan of Sale and Liquidation (as defined below). Finally, we are asking you to consider and vote upon a proposal to adjourn the Special Meeting, solely with respect to the proposals for which insufficient votes to approve such proposals were cast, to a later date or dates, if necessary, appropriate or advisable, to solicit additional proxies.
On August 4, 2025, the Company announced that its Board of Trustees (the “Board”) had completed its previously announced formal evaluation of strategic alternatives to maximize shareholder value. After an extensive evaluation of strategic alternatives available, Elme has entered into the Purchase and Sale Agreement, dated as of August 1, 2025, by and among the Company, WashREIT OP LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Seller”), Echo Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Seller, CEVF VI Capitol Holdings, LLC, a Delaware limited liability company and an affiliate of Cortland (“Buyer”), and CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability company and an affiliate of Cortland (the “Purchase Agreement”) pursuant to which Cortland will acquire 19 multifamily properties from Elme for approximately $1.606 billion in cash, subject to certain adjustments and prorations (the “Portfolio Sale Transaction”).
In connection with the Purchase Agreement, the Board also approved a plan of sale and liquidation (the “Plan of Sale and Liquidation”), which contemplates the sale or disposition of all the Company’s assets, including the Company’s nine (9) remaining multifamily assets and its ownership interest in the property known as Watergate 600, the wind-down of the Company’s business and affairs and the termination of the Company’s existence by voluntary dissolution. We refer to the Portfolio Sale Transaction and the Plan of Sale and Liquidation, collectively, as the “Proposed Transactions.” Approval of the Portfolio Sale Proposal (as defined below) is not conditioned on approval of the Liquidation Proposal (as defined below). Approval of the Liquidation Proposal is not conditioned on approval of the Portfolio Sale Proposal or the closing of the Portfolio Sale Transaction.
If the Portfolio Sale Proposal and the Liquidation Proposal are approved by our shareholders and we are able to successfully implement the Proposed Transactions, we estimate that the Company will make an initial special distribution to its shareholders of between $14.50 and $14.82 per common share of the Company’s common shares of beneficial interest, $0.01 par value per share (“common shares”), following the closing of the Portfolio Sale Transaction using the net proceeds from the Portfolio Sale Transaction and a portion of the proceeds from new debt financing and after taking into account repayment of all existing corporate indebtedness and estimated transaction costs, and the other estimates and assumptions more fully described in the enclosed proxy statement (the “Initial Special Distribution”). After payment of the Initial Special Distribution, and taking into account the payment of, or establishment of reserves for known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses, and the other estimates and assumptions more fully described in the enclosed proxy statement, we estimate that the total amount of additional liquidating distributions (the “Additional Potential Special Distributions”), to be funded from the net proceeds from the sales of the Company’s nine (9) remaining multifamily assets and its ownership interest in Watergate 600, will be between $2.90 and $3.50 per common share, with the aggregate amount of the Initial Special Distribution and the Additional Potential Special Distributions estimated to be between $17.40 and $18.32 per common share. The timing and amount of any distributions remain subject to discretion of the Board and applicable law.
The estimated ranges of distributions described above are in addition to the $0.18 per common share regular quarterly distribution declared by the Board on July 30, 2025 which will be paid on October 3, 2025 regardless of the outcome of the voting on the proposals at the Special Meeting.
After careful consideration, the Board, based in part upon the unanimous recommendation of a Transaction Committee of the Board, has unanimously determined that the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the Portfolio Sale Transaction, and the Plan of Sale and Liquidation, are approved, advisable and in the best interests of our shareholders. The Board unanimously recommends that you vote “FOR” approval of the Portfolio Sale Transaction and the other transactions contemplated by the Purchase Agreement (the “Portfolio Sale Proposal”), “FOR” approval of the Plan of Sale and Liquidation (the “Liquidation Proposal”), “FOR” approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to our named executive officers in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation (the “Compensation Proposal”) and “FOR” one or more adjournments of the Special Meeting, solely with respect to the proposals for which insufficient votes to approve such proposals were cast, to a later date or dates, if necessary, appropriate or advisable to permit further solicitation of additional proxies (the “Adjournment Proposal”).
The enclosed proxy statement contains important information about Elme, Seller, Cortland, Buyer, the Portfolio Sale Transaction, the Purchase Agreement, the Plan of Sale and Liquidation and the Special Meeting. We encourage you to read the enclosed proxy statement carefully before voting, including the section entitled “Risk Factors” beginning on page 27.
Your vote is very important, regardless of the number of common shares you own. The Portfolio Sale Transaction and the Plan of Sale and Liquidation cannot be completed unless shareholders approve the Portfolio Sale Proposal and the Liquidation Proposal, respectively, by the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the applicable matter. We strongly urge you to cast your vote as soon as possible, even if you plan to attend the virtual Special Meeting. If you hold your shares in “street name,” you should instruct your broker how to vote in accordance with your voting instruction form or other document. If you do not submit your proxy, instruct your broker how to vote your shares or vote at the virtual Special Meeting, it will have the same effect as a vote “AGAINST” approval of the Portfolio Sale Proposal and “AGAINST” approval of the Liquidation Proposal, but will have no effect on the Compensation Proposal or the Adjournment Proposal, other than in connection with determining whether a quorum is present.
The record date for determining the Elme shareholders entitled to receive notice of, and to vote at, the virtual Special Meeting or any adjournment or postponement thereof is September 10, 2025. Please refer to page 42 of the enclosed proxy statement for more logistical information about attending the virtual Special Meeting.
Sincerely,
Paul T. McDermott Chair of the Board
The enclosed proxy statement is dated [•], 2025, and is first being mailed to Elme shareholders on or about [•], 2025.

ELME COMMUNITIES
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Elme Communities:
Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of Elme Communities, a Maryland real estate investment trust (the “Company,” “our” or “we”), will be held at the time and place below and for the following purposes:
Date:	[•], 2025.
Time:	[•] a.m., Eastern Time.
Place:	The Special Meeting will be held in virtual-only format via live webcast at [•]. There is no physical location for the Special Meeting.
Record Date:	The Board of Trustees of the Company (the “Board”) has fixed the close of business on September 10, 2025, as the record date for determining holders of common shares of beneficial interest, par value $0.01 per share (the “common shares”) entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.
Items of Business:
1.
To consider and vote on a proposal to approve the sale of 19 multifamily properties of the Company to an affiliate of Cortland Partners, LLC (“Cortland”), subject to and in accordance with the terms of the Purchase and Sale Agreement (the “Purchase Agreement”), dated as of August 1, 2025, by and among the Company, WashREIT OP LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Seller”), Echo Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Seller, CEVF VI Capitol Holdings, LLC, a Delaware limited liability company and an affiliate of Cortland and CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability company and an affiliate of Cortland (the “Portfolio Sale Transaction”), and the other transactions contemplated by the Purchase Agreement (the “Portfolio Sale Proposal”);

2.
To consider and vote on a proposal to approve the Plan of Sale and Liquidation of the Company (the “Plan of Sale and Liquidation”) providing for the sale or disposition of all the Company’s assets (whether or not the Portfolio Sale Proposal is approved or the Portfolio Sale Transaction closes), winding down the Company’s business and affairs and terminating the Company’s existence by voluntary dissolution (the “Liquidation Proposal”);

3.
To consider and vote on a proposal to approve, on a non-binding, advisory basis, the specified compensation that may be paid or become payable to our named executive officers in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation (the “Compensation Proposal”); and

4.
To consider and vote on a proposal to approve one or more adjournments of the Special Meeting, solely with respect to the proposals for which insufficient votes to approve such proposals were cast, to a later date or dates, if necessary, appropriate or advisable to solicit additional proxies (the “Adjournment Proposal”).

Recommendations of the Board:
After careful consideration, the Board, based in part upon the unanimous recommendation of the Transaction Committee of the Board, has unanimously determined that the Purchase Agreement and the transactions contemplated by the Purchase Agreement, including the Portfolio Sale Transaction, and the Plan of Sale and Liquidation are approved, advisable and in the best interests of our shareholders. The Board has directed that the Portfolio Sale Proposal, the Liquidation Proposal, the Compensation Proposal and the Adjournment Proposal be submitted for consideration at the Special Meeting.
The Board unanimously recommends that you vote “FOR” approval of the Portfolio Sale Proposal, “FOR” approval of the Liquidation Proposal, “FOR” approval of the Compensation Proposal and “FOR” approval of the Adjournment Proposal.

Voting:
Your vote is very important, regardless of the number of common shares you own. Whether or not you plan to attend the virtual Special Meeting, please submit a proxy or, if you hold your shares in “street name”, submit voting instructions to have your common shares voted as promptly as possible to make sure that your common shares are represented at the Special Meeting.
Properly executed proxy cards with no instructions indicated on the proxy card with respect to any proposal listed on the proxy card will be voted “FOR” approval of the Portfolio Sale Proposal, “FOR” approval of the Liquidation Proposal, “FOR” approval of the Compensation Proposal and “FOR” approval of the Adjournment Proposal, as applicable.
If you do not vote on the Portfolio Sale Proposal or the Liquidation Proposal, this will have the same effect as a vote by you “AGAINST” the approval of these proposals, but will have no effect on the Compensation Proposal or the Adjournment Proposal, other than in connection with determining whether a quorum is present. We encourage you to cast your vote as soon as possible.
If you have any questions or require any assistance voting your shares, please contact our proxy solicitor, Sodali & Co at +1 (800) 662-5200 (toll-free in North America) or at +1 (203) 658-9400.

Regardless of the number of shares you hold, as a shareholder your role is very important, and the Board strongly encourages you to exercise your right to vote.
By Order of the Board of Trustees,
W. Drew Hammond
Corporate Secretary
Bethesda, MD
[•], 2025

PROXY STATEMENT

i

ii

iii

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
AND THE PROPOSED TRANSACTIONS
The following are some questions that you, as a shareholder of the Company may have regarding the Special Meeting, the Purchase Agreement and the transactions contemplated thereby, including the Portfolio Sale Transaction, the Plan of Sale and Liquidation and other matters being considered at the Special Meeting and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the Special Meeting. Additional important information is also contained in the exhibits to, and the documents incorporated by reference in, this proxy statement.
Certain Defined Terms
Unless stated otherwise, whenever used in this proxy statement, the following terms have the meanings set forth below:
•
“Acquired Interests” refers to all of the equity interests of Echo Sub which, as of immediately prior to the closing of the Portfolio Sale Transaction, will indirectly own all of the Sale Properties.

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“Additional Potential Special Distributions” refers to the remaining distributions to shareholders anticipated to be paid from the Company’s net proceeds from the sales of the Remaining Company Assets in accordance with the Plan of Sale and Liquidation. See “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation” beginning on page 105 for a discussion of the assumptions and estimates used to estimate the range of the Additional Potential Special Distributions.

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“Adjournment Proposal” refers to the proposal to approve one or more adjournments of the Special Meeting, solely with respect to the proposals for which insufficient votes to approve such proposals were cast, to a later date or dates, if necessary, appropriate or advisable to solicit additional proxies.

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“Board” refers to the Board of Trustees of the Company.

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“Buyer” refers to CEVF VI Capitol Holdings, LLC, a Delaware limited liability company and an affiliate of Cortland.

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“Buyer Parent” refers to CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability company and an affiliate of Cortland.

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“Buyer Parties” refers to Buyer and Buyer Parent.

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“Buyer Termination Fee” refers to the $100 million termination fee that Buyer Parent must pay to the Company under specified circumstances set forth in the Purchase Agreement.

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“Code” refers to the Internal Revenue Code of 1986, as amended.

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“common shares” refers to our common shares of beneficial interest, $0.01 par value per share.

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“Company Parties” refers to the Company, Seller and Echo Sub.

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“Compensation Proposal” refers to the proposal to approve, on a non-binding, advisory basis, the specified compensation that may be paid or become payable to our named executive officers in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation.

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“Competing Acquisition Proposal” refers to any proposal or offer from any person, entity or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) relating to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, including any merger, reorganization, recapitalization, restructuring, share exchange, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, business combination, liquidation, dissolution, joint venture, sale, lease, exchange, license, transfer or disposition or similar transaction, of (i) the Company, (ii) assets or businesses of the Company, Seller or their respective affiliates, taken as a whole, that include Sale Properties that (A) generate 32% or more of the net operating revenue or net operating income attributable to the Sale Properties, taken as a whole, immediately prior to such transaction, or (B) represent 32% or more of the consolidated total assets (based on fair market value) attributable to the Sale Properties, taken as a whole, immediately prior to such transaction, or (iii) 20% or more of any class of shares of beneficial interest or capital stock, other equity security or voting power of the Company or any resulting parent company of the Company, including any tender offer or exchange offer in which any person, entity or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) seeks to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of 20% or more of the outstanding shares of any class of voting securities of the Company, in each case other than the Portfolio Sale Transaction.
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“Cortland” refers to Cortland Partners, LLC.

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“Debt Financing” refers to a loan in the original principal amount of up to $520 million (with an upward adjustment of an additional $45 million in the event the Yale West Property is subject to a delayed closing or the Yale West Property is excluded from the Portfolio Sale Transaction, in accordance with the terms of the Purchase Agreement), to be secured by substantially all of Elme’s real estate assets and subsidiary equity interests that remain after the closing under the Purchase Agreement and to be provided by GS Bank pursuant to a commitment letter dated August 1, 2025.

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“Declaration of Trust” refers to our Articles of Amendment and Restatement, as amended.

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“Echo Sub” refers to Echo Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Seller.

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“Elme,” “Company,” “our,” “we” or “us” refers to Elme Communities, a Maryland real estate investment trust.

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“Elme Subsidiaries” refers to (i) prior to giving effect to the Pre-Closing Reorganization, any direct or indirect subsidiary of the Company that holds one or more Sale Properties and (ii) after giving effect to the Pre-Closing Reorganization, each of the subsidiaries of Echo Sub.

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“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

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“GS Bank” refers to Goldman Sachs Bank USA.

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“Initial Special Distribution” refers to the initial special distribution anticipated to be paid following the closing of the Portfolio Sale Transaction from the net proceeds from the Portfolio Sale Transaction plus a portion of the proceeds from the Debt Financing. See “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation” beginning on page 105 for a discussion of the assumptions and estimates used to estimate the range of the Initial Special Distribution.

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“Liquidation Proposal” refers to the proposal to approve the Plan of Sale and Liquidation.

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“Maryland REIT Law” refers to the applicable provisions of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as amended.

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“Notice of Termination” refers to the notice of termination to be filed with the Maryland Department of Assessments and Taxation.

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“NYSE” refers to the New York Stock Exchange.

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“October Regular Quarterly Distribution” refers to the quarterly distribution of $0.18 per common share to be paid on October 3, 2025 to shareholders of record as of September 17, 2025, which distribution is not dependent on the outcome of the votes on the proposals at the Special Meeting.

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“Outside Date” refers to January 31, 2026, subject to specified exceptions set forth in the Purchase Agreement.

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“Parties” refers to Buyer Parties and Company Parties.

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“Plan of Sale and Liquidation” refers to the Elme Communities Plan of Sale and Liquidation approved by the Board on July 30, 2025, which contemplates the sale or disposition of all the Company’s assets (whether or not the Portfolio Sale Proposal is approved or the Portfolio Sale Transaction closes), the wind-down of the Company’s business and affairs and the termination of the Company’s existence by voluntary dissolution.

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“Portfolio Sale Proposal” refers to the proposal to approve the Portfolio Sale Transaction and the other transactions contemplated by the Purchase Agreement.

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“Portfolio Sale Transaction” refers to the sale of 19 multifamily properties of the Company, subject to and in accordance with the terms of the Purchase Agreement. Pursuant to the terms of the Purchase Agreement, Buyer will purchase the Acquired Interests of Echo Sub from Seller in exchange for the Purchase Price under the terms thereof. As of immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will own all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties.

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“Pre-Closing Reorganization” refers to the internal reorganization of the Company, pursuant to which all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties will be contributed or distributed, as applicable, to Echo Sub.

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“Proposed Transactions” refers to, collectively, the Portfolio Sale Transaction and the Plan of Sale and Liquidation.

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“Purchase Agreement” refers to the Purchase and Sale Agreement, dated as of August 1, 2025, by and among the Company, Seller, Echo Sub, Buyer and Buyer Parent, pursuant to which Seller will sell 19 multifamily properties of the Company. Buyer will purchase the Acquired Interests of Echo Sub from Seller in exchange for the Purchase Price under the terms thereof. As of immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will own all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties.

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“Purchase Price” refers to $1,605,560,100 in cash, subject to the adjustments and prorations under the terms of the Purchase Agreement.

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“Record Date” refers to September 10, 2025.

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“REIT” refers to real estate investment trust within the meaning of Sections 856-860 of the Code.

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“Remaining Company Assets” refers to the Company’s ownership interest in Watergate 600 and the following multifamily assets:

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Kenmore Apartments, 5415 Connecticut Avenue, NW, Washington, DC 20015;

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3801 Connecticut Avenue, 3801 Connecticut Avenue NW, Washington, DC 20008;

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Elme Marietta, 1113 Powers Ferry Place, Marietta, GA 30067;

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Elme Bethesda, 5114 Dudley Lane, Bethesda, MD 20814;

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Elme Sandy Springs, 501 North River Parkway, Sandy Springs, GA 30350;

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Elme Germantown, 2 Observation Court, Germantown, MD 20876;

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Elme Watkins Mill, 180 Watkins Station Circle, Gaithersburg, MD 20879 (sometimes with the address of 99 Watkins Mill Rd, Gaithersburg, MD 20879);

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Elme Conyers, 50 Greenleaf Road, Conyers, GA 30013;

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Riverside Apartments, 5860 Cameron Run Terrace, Alexandria, VA 22303; and

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all parcels of undeveloped land directly or indirectly owned by the Company, including that certain parcel of land adjacent to the Riverside Apartments.

Under the terms of the Purchase Agreement, the Yale West Property may be subject to a delayed closing or the Yale West Property may be excluded from the Portfolio Sale Transaction. If the Yale West Property is excluded from the Portfolio Sale Transaction and the Purchase Agreement is terminated in respect of the Yale West Property in accordance with its terms, the Yale West Property will be deemed part of the Remaining Company Assets as of the date of such termination.

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“Sale Portfolio” refers to the following multifamily assets:

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Cascade at Landmark, 300 Yoakum Parkway, Alexandria, VA 22304;

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Clayborne, 820 South Columbus Street, Alexandria, VA 22314;

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Elme Alexandria, 205 Century Place, Alexandria, VA 22304;

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Bennett Park, 1601 Clarendon Boulevard, Arlington, VA 22209;

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Park Adams, 2000 N Adams Street, Arlington, VA 22201;

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The Maxwell, 4200 North Carlin Springs Road, Arlington, VA 22203;

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The Paramount, 1425 South Eads Street, Arlington, VA 22202;

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The Wellington, 1850 Columbia Pike, Arlington, VA 22204;

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Trove, 1201 South Ross St, Arlington, VA 22204;

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Roosevelt Towers, 500 North Roosevelt Boulevard, Falls Church, VA 22044;

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Elme Dulles, 13690 Legacy Circle, Herndon, VA 20171;

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Elme Herndon, 2511 Farmcrest Drive, Herndon, VA 20171;

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Elme Leesburg, 86 Heritage Way NE, Leesburg, VA 20176;

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Elme Manassas, 10519 Lariat Lane, Manassas, VA 20109;

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The Ashby at McLean, 1350 Beverly Road, McLean, VA 22101;

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Yale West, 443 New York Avenue NW, Washington, DC 20001;

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Elme Druid Hills, 2696 N Druid Hills Rd, Atlanta, GA 30329;

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Elme Cumberland, 8 Cumberland Way SE, Smyrna, GA 30080; and

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Elme Eagles Landing, 860 and 900 Rock Quarry Road, Stockbridge, GA 30281.

Under the terms of the Purchase Agreement, the Yale West Property may be subject to a delayed closing or the Yale West Property may be excluded from the Portfolio Sale Transaction. The Yale West Property is and will remain part of the Sale Portfolio unless and until the Purchase Agreement is terminated in respect of the Yale West Property in accordance with its terms.
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“Sale Property” refers to each of the 19 multifamily assets that comprise the Sale Portfolio.

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“SEC” refers to the U.S. Securities and Exchange Commission.

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“Seller” refers to WashREIT OP LLC, a Delaware limited liability company and wholly owned subsidiary of the Company.

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“Seller Termination Fee” refers to the termination fee of $37.5 million that the Company must pay to Buyer Parent under specified circumstances set forth in the Purchase Agreement.

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“Special Meeting” refers to the special meeting to be held on [•], 2025 at [•] a.m., Eastern Time.

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“Superior Acquisition Proposal” refers to any proposal or offer, made after the date of the Purchase Agreement, from any person, entity or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), that did not result from a breach of the provisions described in the section titled “The Purchase Agreement — Conduct and Transaction of Business Prior to Closing — Exclusivity; No Solicitations” beginning on page 94 and that relates to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, including any merger, reorganization, recapitalization, restructuring, share exchange, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, business combination, liquidation, dissolution, joint venture, sale, lease, exchange, license, transfer or disposition or similar transaction, of (i) the Company, (ii) assets or businesses of the Company, Seller and their respective affiliates, taken as a whole, that generate 50% or more of the net operating revenue or net operating income or that represent 50% or more of the consolidated total assets (based on fair market value) of the Company, Seller and their respective affiliates, taken as a whole, immediately prior to such transaction or (iii) 50% or more of any class of shares of beneficial interest or capital stock, other equity security or voting power of the Company or any resulting parent company of the Company, including any tender offer or exchange offer in which any person, entity or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) seeks to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of 50% or more of the outstanding shares of any class of voting securities of the Company, in each case other than the transactions contemplated by the Purchase Agreement, taking into account factors and matters deemed relevant by the Board, including to the extent deemed relevant by the Board, legal, financial, financing, regulatory approvals, conditionality, whether the transactions contemplated by such proposal are reasonably capable of being closed on a timely basis and other aspects of the proposal and the person or entity making the proposal, that the Board determines in its good faith judgment, that if closed, would be more favorable to our shareholders from a financial point of view than the transactions contemplated by the Purchase Agreement (including any adjustment to the terms and conditions thereof proposed in writing by Buyer in response to such proposal).
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“Total Estimated Liquidating Distributions” refers to the amount of the Initial Special Distribution plus the aggregate amount of all Additional Potential Special Distributions. See “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation” beginning on page 105 for a discussion of the assumptions and estimates used to estimate the range of the Total Estimated Liquidating Distributions.

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“Transaction Committee” refers to a committee of the Board consisting entirely of independent trustees established to facilitate the Board’s strategic alternatives review process.

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“Watergate 600” refers to the office building located at 600 New Hampshire Avenue, NW, Washington, DC 20037.

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“Yale West Property” refers to the Sale Property commonly referred to as Yale West and located at 443 New York Avenue NW, Washington, DC 20001.

Q:
What is the Portfolio Sale Transaction?

A:
Pursuant to the Purchase Agreement, Seller will sell 19 multifamily properties of the Company. Buyer will purchase the Acquired Interests of Echo Sub from Seller in exchange for the Purchase Price under the terms thereof. As of immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will own all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties. This transaction is referred to as the Portfolio Sale Transaction.

Approval of the Portfolio Sale Proposal at the Special Meeting is a closing condition under the Purchase Agreement. In the event the Portfolio Sale Proposal does not receive the vote necessary to approve that proposal, then the closing conditions under the Purchase Agreement will not be satisfied (even if the Liquidation Proposal receives the vote necessary to approve that proposal) and the Portfolio Sale Transaction will not be completed. Approval of the Portfolio Sale Proposal is not conditioned on approval of the Liquidation Proposal.
Q:
Are there any risks related to the Portfolio Sale Transaction?

A:
Yes. You should carefully review the sections entitled “Risk Factors — Risks Related to the Proposed Transactions Generally” beginning on page 27, “Risk Factors — Additional Risks Related to the Portfolio Sale Transaction” on page 30 and “Risk Factors — Risks Related to Taxes and our Status as a REIT” on page 36.

Q:
What is the Plan of Sale and Liquidation?

A:
The Plan of Sale and Liquidation contemplates the sale or disposition of all the Company’s assets, the wind-down of the Company’s business and affairs and the termination of the Company’s existence by voluntary dissolution. The Plan of Sale and Liquidation was approved by the Board, following the recommendation of the Transaction Committee, on July 30, 2025, subject to shareholder approval.
Q:
Are there any risks related to the Plan of Sale and Liquidation?

A:
Yes. You should carefully review the sections entitled “Risk Factors — Risks Related to the Proposed Transactions Generally” beginning on page 27, “Risk Factors — Additional Risks Related to the Plan of Sale and Liquidation” on page 32 and “Risk Factors — Risks Related to Taxes and our Status as a REIT” on page 36.

Q:
Why did the Company enter into the Purchase Agreement and approve the Plan of Sale and Liquidation?

A:
After conducting a strategic review process with the assistance of the Transaction Committee, and evaluating a number of strategic alternatives with the goal of making an informed determination of the course of action that the Board believes provides the best opportunity for maximizing value for shareholders, including continuing the Company’s current business strategy and potential ways to accelerate growth through acquisitions or joint ventures, prospects for the sale of the Company as a whole, portfolio sales and a liquidation of the Company, as well as the Company’s future business prospects and the work the Company had already undertaken to scale its portfolio and reduce its cost of capital, the Board unanimously determined that the Portfolio Sale Transaction and subsequent sale or disposition of all the Company’s remaining assets, wind-down of the Company’s business and affairs and termination of the Company’s existence by voluntary dissolution pursuant to the Plan of Sale and Liquidation is the strategic alternative that is most likely to result in the greatest value for shareholders as compared to the Company’s other strategic alternatives, including continuing to operate the business as an independent going concern. See “The Proposed Transactions — Board Recommendation and Reasons for the Proposed Transactions” beginning on page 57.

Q:
What are the estimated distributions to shareholders resulting from the Proposed Transactions?

A:
If the Portfolio Sale Proposal and the Liquidation Proposal are approved by our shareholders and we are able to successfully implement the Proposed Transactions, we estimate that the Company will make an Initial Special Distribution to its shareholders of between $14.50 and $14.82 per common share following the closing of the Portfolio Sale Transaction using the net proceeds from the Portfolio Sale Transaction and a portion of the proceeds from the Debt Financing and after taking into account repayment of all existing corporate indebtedness and estimated transaction costs, and the other estimates and assumptions more fully described in this proxy statement.

After payment of the Initial Special Distribution, and taking into account the payment of, or establishment of reserves for known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses, and the other estimates and assumptions more fully described in this proxy statement, we estimate that the total amount of Additional Potential Special Distributions, to be funded from the net proceeds from the sales of the Remaining Company Assets, will be between $2.90 and $3.50 per common share, with the aggregate amount of the Initial Special Distribution and the Additional Potential Special Distributions estimated to be between $17.40 and $18.32 per common share.
The estimated ranges of distributions described above are in addition to the $0.18 per common share October Regular Quarterly Distribution which will be paid on October 3, 2025 regardless of the outcome of the voting on the proposals at the Special Meeting. If the Liquidation Proposal is approved by our shareholders, we do not intend to declare or pay future regular quarterly distributions after the October Regular Quarterly Distribution.
Although we have provided the ranges for the Initial Special Distribution and the Additional Potential Special Distributions, we cannot determine at this time when, or whether, we will be able to make the Initial Special Distribution and any Additional Potential Special Distributions to our shareholders or the amount of any such distributions. The timing and amount of any distributions remain subject to Board discretion and applicable law. See “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation.” beginning on page 105.

Q:
What is the date of the Special Meeting and how will it be held?

A:
The Special Meeting will be held on [•], 2025, at [•] a.m., Eastern Time. The Special Meeting will be held in virtual-only format via live webcast at [•] (there is no physical location for the Special Meeting). See “The Special Meeting” on page 41 for additional information on the Special Meeting.

Q:
Why am I receiving this proxy statement?

A:
The Board is using this proxy statement to solicit proxies of Elme shareholders to obtain the necessary approvals for the Proposed Transactions. Each of the completion of the Portfolio Sale Transaction and the effectiveness of the Plan of Sale and Liquidation is subject to the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the Portfolio Sale Proposal or the Liquidation Proposal, as applicable. You are receiving this proxy, and we are holding the Special Meeting, in order for you to consider and vote on those proposals.

Q:
What is the purpose of the Special Meeting?

A:
The purpose of the Special Meeting is to ask the shareholders to consider and vote on the following proposals:

1.
the Portfolio Sale Proposal;

2.
the Liquidation Proposal;

3.
the Compensation Proposal; and

4.
the Adjournment Proposal.

Your vote is very important. If you do not submit your proxy, instruct your broker how to vote your shares or vote at the Special Meeting, it will have the same effect as a vote “AGAINST” approval of the Portfolio Sale Proposal and “AGAINST” approval of the Liquidation Proposal, but will have no effect on the Compensation Proposal or Adjournment Proposal, other than in connection with determining whether a quorum is present. We encourage you to cast your vote as soon as possible. The enclosed voting materials allow you to vote your common shares without attending the Special Meeting virtually. For more specific information on how to vote, please see “— How do I vote my common shares?” below.
Approval of the Portfolio Sale Proposal is not conditioned on approval of the Liquidation Proposal. The approval by shareholders of the Portfolio Sale Proposal is a closing condition under the Purchase Agreement and, in the event the Portfolio Sale Proposal does not receive the vote necessary to approve that proposal, then the closing conditions under the Purchase Agreement will not be satisfied and the Portfolio Sale Transaction will not be completed (even if the Liquidation Proposal receives the vote necessary to approve that proposal). Approval of the Liquidation Proposal is not conditioned on approval of the Portfolio Sale Proposal or the closing of the Portfolio Sale Transaction.
Q:
How does the Board recommend I vote?

A:
The Board unanimously recommends that our shareholders vote “FOR” approval of the Portfolio Sale Proposal, “FOR” approval of the Liquidation Proposal, “FOR” approval of the Compensation Proposal and “FOR” approval of the Adjournment Proposal.

For a more complete description of the recommendation of the Board, see “The Proposed Transactions — Board Recommendation and Reasons for the Proposed Transactions” beginning on page 57.
Q:
Do the trustees and the executive officers of the Company have any interest in the Proposed Transactions?

A:
The interests of our trustees and executive officers in the Proposed Transactions are generally aligned with the interests of our shareholders; however, trustees and executive officers have interests which differ from or are in addition to those of our shareholders. Certain compensation is expected to become payable to our named executive officers in connection with the transactions contemplated by the

Portfolio Sale Transaction and the Plan of Sale and Liquidation. See “The Proposed Transactions — Interests of Our Trustees and Executive Officers” beginning on page 79.
Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid Special Meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting on any matter will constitute a quorum at the Special Meeting. Shareholders do not have cumulative voting rights. Abstentions and broker non-votes, if any, are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting.

Q:
What is a broker non-vote?

A:
Brokers who hold shares in “street name” for customers have the authority to vote on matters deemed “routine” by the NYSE, when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. A broker non-vote occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. Because none of the proposals to be voted on at the Special Meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the Special Meeting.

Q:
What vote is required to approve the Portfolio Sale Proposal, the Liquidation Proposal, the Compensation Proposal and the Adjournment Proposal?

A:
Approval of each of the Portfolio Sale Proposal and the Liquidation Proposal requires the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the matter. For purposes of the vote on the Portfolio Sale Proposal and the Liquidation Proposal, abstentions, broker non-votes, if any, and other shares not voted will have the same effect as votes “AGAINST” the Portfolio Sale Proposal and the Liquidation Proposal, as applicable.

Approval of each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting, assuming a quorum is present. A majority of votes cast means that the number of votes “FOR” a proposal must exceed the number of votes “AGAINST” that proposal. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the Compensation Proposal or the Adjournment Proposal.
Q:
What will happen if I abstain from voting or fail to vote?

A:
Your abstention will have the same effect as a vote “AGAINST” approval of the Portfolio Sale Proposal and approval of the Liquidation Proposal but will have no effect on the Compensation Proposal or the Adjournment Proposal, other than in connection with determining whether a quorum is present.

Failure to attend and vote at the Special Meeting or to submit your proxy or instruct your broker how to vote your shares will have the same effect as a vote “AGAINST” approval of the Portfolio Sale Proposal and approval of the Liquidation Proposal, and assuming a quorum is present, will have no effect on the Compensation Proposal or the Adjournment Proposal, and will result in your shares not being considered as “present” for purposes of determining a quorum.
Q:
Who is entitled to notice of and to vote at the Special Meeting?

A:
The close of business on September 10, 2025 has been fixed as the Record Date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. Our voting securities consist of our common shares, of which

[•] common shares were outstanding at the close of business on the Record Date. We have no other outstanding voting security. Each common share outstanding as of the close of business on the Record Date will be entitled to one vote on each matter properly submitted at the Special Meeting.
Q:
What happens if I sell my common shares before the Special Meeting?

A:
If you hold common shares on the Record Date but transfer these common shares prior to the Special Meeting, you will retain your right to vote at the Special Meeting, but not the right to receive the Initial Special Distribution and/or Additional Potential Special Distributions, if any. Only a person who holds common shares on the applicable record date for a distribution is entitled to receive that distribution.

Q:
How do I vote my common shares?

A:
Voting by Proxy for Shares Registered Directly in the Name of the Shareholder

If you are a “registered shareholder” (also known as a “shareholder of record”) and hold your common shares in your own name as a holder of record with our transfer agent, Computershare Trust Company, N.A. (“Computershare”), you may instruct the proxy holders named on the proxy card how to vote your common shares in one of the following ways:
•
Vote by Internet.   You may authorize a proxy to vote via the Internet by following the instructions provided on your proxy card. The website for Internet voting is printed on your proxy card. To authorize a proxy to vote your common shares online, you will be asked to enter your control number(s) to ensure the security of your vote. You will find your control number on your proxy card received with your proxy statement. If you vote by Internet, you do not need to return your proxy card.

•
Vote by Telephone.   You also have the option to authorize a proxy to vote by telephone by calling the toll-free number listed on your proxy card. When you call, please have your proxy card in hand. You will be asked to enter your control number(s) to ensure the security of your vote. You will receive a series of voice instructions that will allow you to authorize a proxy to vote your common shares. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

•
Vote by Mail.   If you would like to authorize a proxy to vote your common shares by mail, please mark, sign and date your proxy card and return it promptly to our transfer agent, Computershare, in the postage-paid envelope provided. Mailed votes must be received by [•], 2025 in order to be counted.

You always may choose to virtually attend the Special Meeting and vote your shares in person during the meeting by clicking the voting button in the top right-hand corner of the Special Meeting. If you do virtually attend the Special Meeting and have already submitted a proxy, you may revoke your proxy by voting in person. See “— Can I attend the virtual Special Meeting?” for details on how to register.
Voting by Proxy for Shares held in “Street Name”
If your common shares are held in “street name” (i.e., through a broker, bank or other nominee), then you will receive instructions from your broker, bank or other nominee that you must follow in order to have your common shares voted. These materials from your broker, bank or other nominee will include a voting instruction form or other document by which you can instruct your broker, bank or other nominee how to vote your common shares. If you do not receive a voting instruction form or other document from your broker, bank or other nominee, please contact your broker, bank or other nominee promptly to obtain the voting instruction form or other document. Since you are not a shareholder of record, you may not vote your common shares in person at the Special Meeting, unless you register to attend in advance of the meeting.

Q:
Can I attend the virtual Special Meeting?

A:
Attending the Special Meeting for Shares Registered Directly in the Name of the Shareholder

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to virtually attend the virtual Special Meeting. Please follow the instructions on the proxy card that you received to attend.
Attending the Special Meeting for Shares held in “Street Name”
If you hold your shares in “street name” (i.e., through a broker, bank or other nominee), and you want to attend the virtual Special Meeting, you must register in advance of the meeting.
To register to attend the virtual Special Meeting, you must submit proof of your proxy power (legal proxy) reflecting your holdings in Elme along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on [•], 2025.
You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare as follows:
By email: legalproxy@computershare.com; or
By mail:
Computershare
Elme Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

If you do not register to attend the meeting by 5:00 p.m. Eastern Time, on [•], 2025, you may enter the virtual Special Meeting as a guest, but you will not have the ability to ask questions or vote.
The online meeting will begin promptly at [•] a.m., Eastern Time. We encourage you to access the meeting prior to the start time.
Q:
If my common shares are held in “street name” by my broker, will the broker vote the shares on my behalf?

A:
No. Unless you instruct your broker, bank or other nominee to vote your common shares held in street name, your shares will NOT be voted. If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote, and you are also invited to attend the virtual Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the virtual Special Meeting, unless you request a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction form or other document for you to use in directing the broker, bank or other nominee regarding how to vote your shares. If you do not receive a voting instruction form or other document from your broker, please contact your broker promptly to obtain the voting instruction form or other document.

None of the proposals to be voted on at the Special Meeting is a routine matter for which brokers may have discretionary authority to vote, and the Company does not expect any broker non-votes at the Special Meeting. If there are any broker non-votes, they will have the effect of a vote “AGAINST” the Portfolio Sale Proposal and the Liquidation Proposal, but will have no effect on the Compensation Proposal or the Adjournment Proposal.
Your vote is important to the success of the proposals being considered at the Special Meeting. The Company encourages all of its shareholders whose shares are held in “street name” to provide their brokers with instructions on how to vote.

Q:
How will proxy cards be voted?

A:
If you properly submit a proxy card prior to the Special Meeting, or you properly submit a proxy via telephonic or internet proxy authorization, your shares will be voted as you direct. If you properly submit a proxy card prior to the Special Meeting, but do not indicate how to vote your shares with respect to any proposal listed on the proxy card, your shares will be voted (1) “FOR” approval of the Portfolio Sale Proposal;

(2) “FOR” approval of the Liquidation Proposal; (3) “FOR” approval of the Compensation Proposal; and (4) “FOR” approval of the Adjournment Proposal, as applicable.
Q:
May I change my vote after I have voted?

A:
Yes, you may change your vote by revoking your proxy or voting instructions at any time prior to the Special Meeting. If you are a registered shareholder, you may revoke your proxy by (1) submitting a duly executed proxy card bearing a date later than the previous proxy date to the Corporate Secretary by [•], 2025, (2) voting electronically during the Special Meeting at [•] or (3) delivering a signed notice of revocation of the proxy card to our Corporate Secretary at the following address: c/o Corporate Secretary, Elme Communities, 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814. If your common shares are held by a broker, bank or other nominee holding common shares on your behalf, you must contact that institution to revoke previously submitted voting instructions by following the instructions provided by such institution. Virtual attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy or previously submitted voting instructions.

Q:
When does the Company expect the Portfolio Sale Transaction to be completed?

A:
The closing of the Portfolio Sale Transaction as contemplated by the Purchase Agreement is currently expected to occur in the fourth quarter of 2025 (currently expected to be in the late October/early November timeframe). Because the Portfolio Sale Transaction is subject to a number of conditions, including, but not limited to, approval of the Portfolio Sale Proposal, the exact timing of completing the Portfolio Sale Transaction cannot be determined at this time and the Company cannot guarantee that the Portfolio Sale Transaction will be completed at all.

Q:
Will I still be able to sell or transfer my common shares if shareholders approve the Proposed Transactions?

A:
Yes, our common shares will be transferable if shareholders approve the Proposed Transactions to the same extent as before the approval of the Proposed Transactions until the Company’s common shares are delisted from the NYSE, the Company’s existence is terminated or, if applicable, a liquidating trust is established.

Although we intend for our common shares to continue to be listed on the NYSE, the NYSE may commence delisting proceedings against us if (i) the average closing price of our common shares over a 30-day consecutive trading period falls below $1.00 per common share, (ii) our average market capitalization over a 30-day consecutive trading period falls below $15 million or (iii) we lose our REIT qualification. Even if the NYSE does not move to delist our common shares, at a future date to be determined by the Board, we expect to voluntarily delist our common shares from the NYSE in an effort to reduce our operating expenses and maximize our liquidating distributions. If our common shares are delisted, you may have difficulty trading your common shares on the secondary market. Also, upon the establishment of a liquidating trust (or conversion to another liquidating entity), the interests in the trust or entity will generally not be transferable (except by will, intestate succession or operation of law).
Q:
When does the Company expect to complete the liquidation pursuant to the Plan of Sale and Liquidation?

A:
If our shareholders approve the Liquidation Proposal, we will seek to sell all of our assets as soon as practicable while seeking to maximize shareholder value. The Company is aiming to complete the sales of the Remaining Company Assets by June 30, 2026. Because the sales of the Remaining Company Assets are subject to, among other things, completion of the marketing and sale process and the negotiation of terms and completion of the sales, the exact timing of completing the sales of the Remaining Company Assets cannot be determined at this time and the Company cannot predict how long it will take to sell all of the Remaining Company Assets.
If we have not sold all of our assets and paid all of our liabilities within 24 months after shareholder approval of the Liquidation Proposal, or if the Board otherwise determines that it is advantageous to do so earlier, we may transfer our remaining assets and liabilities to a liquidating trust and distribute interests in the liquidating trust to our shareholders or otherwise convert the Company to a liquidating limited liability company, partnership, or trust. We cannot predict the exact amount to be distributed or the timing of the completion of the liquidation and termination of the Company’s existence.
Q:
What is a liquidating trust?

A:
A liquidating trust is a trust organized for the primary purpose of liquidating and distributing the assets transferred to it after paying any of the remaining liabilities. If we form a liquidating trust, we will transfer to our shareholders beneficial interests in the liquidating trust. These interests will generally not be transferable by you (except by will, intestate succession or operation of law).

Q:
Who will oversee the liquidation?

A:
If the Plan of Sale and Liquidation is approved by our shareholders, the Plan of Sale and Liquidation will be administered by the Board and management in accordance with the terms of the Plan of Sale and Liquidation and subject to our governing documents.

Q:
What will happen if the Portfolio Sale Transaction is not completed?

A:
If the Portfolio Sale Transaction is not completed, including because the Portfolio Sale Proposal is not approved by the Company’s shareholders, the Company will continue to own the Sale Properties and will not receive the proceeds of the Portfolio Sale Transaction, and shareholders will not receive the Initial Special Distribution. Additionally, the Company would still be required to pay expenses incurred in connection with the Portfolio Sale Transaction, including legal, accounting, financial advisory, filing, printing and mailing fees, and, if the Purchase Agreement is terminated for certain specified reasons, the Company may be required to pay the Seller Termination Fee to Buyer and/or reimburse Buyer for certain expenses.

In the event that the shareholders approve the Liquidation Proposal, but the Portfolio Sale Transaction is not completed, including because the Portfolio Sale Proposal is not approved by the Company’s shareholders, the Company may seek to sell its assets to another buyer or buyers in accordance with the Plan of Sale and Liquidation. There can be no guarantee that the proceeds from such sale or sales would equal or exceed the proceeds contemplated by the Purchase Agreement. See “Risk Factors — Risks Related to the Proposed Transactions Generally” beginning on page 27 and “Risk Factors — Additional Risks Related to the Portfolio Sale Transaction” beginning on page 30.
Q:
What will happen if the Liquidation Proposal is not approved?

A:
If our shareholders approve the Portfolio Sale Proposal but do not approve the Liquidation Proposal, assuming the other closing conditions to the Portfolio Sale Transaction are satisfied, we will still complete the Portfolio Sale Transaction but will not proceed with an orderly wind-down of the Company’s business and affairs and termination of the Company’s existence. We will continue to operate the Company’s business with our remaining assets, and the Board may reconsider other strategic alternatives available to us. In that case, we will have transferred a substantial portion of our operating assets to Buyer. We do not intend to invest in another operating business or acquire any additional real estate assets following the closing of the Portfolio Sale Transaction and our ongoing operating expenses may exceed the revenue generated by our Remaining Company Assets. As a result, we may not be able to make any distributions from the proceeds of the sales of our properties on the timing or in the amounts anticipated, or at all, and any distributions will generally be treated first as taxable dividends to the extent of the Company’s earnings and profits rather than tax-free liquidating distributions to the extent of a shareholder’s basis in their shares. In addition, we have already begun marketing for sale the

Remaining Company Assets and we intend to move forward with the sale of certain of these assets, regardless of the outcome of the shareholder votes on the Portfolio Sale Proposal and the Liquidation Proposal.
If our shareholders approve the Portfolio Sale Proposal but do not approve the Liquidation Proposal, we may be required to continue to comply with full reporting requirements of the Exchange Act, and other legal or regulatory requirements applicable to public companies and incur costs associated with such compliance as well as the costs of insurance coverage. Further, we may remain a REIT and our estimated REIT compliance costs may increase. In addition, the failure to approve the Liquidation Proposal could result in adverse tax consequences to the Company (for example, if the IRS successfully asserts that property sales previously made or agreed to be made by the Company prior to the Board’s consideration and approval of the Plan of Sale and Liquidation were dealer sales (i.e., inventory-like sales of property held primarily for sale to customers in the ordinary course of the Company’s business), the Company could be subject to penalty taxes on such property sales). See “Risk Factors — Risks Related to the Proposed Transactions Generally” beginning on page 27, “Risk Factors — Additional Risks Related to the Plan of Sale and Liquidation” on page 32 and “Risk Factors — Risks Related to Taxes and our Status as a REIT” on page 36.
Q:
Will the Company make any new investments if shareholders approve the Liquidation Proposal?

A:
No. In accordance with applicable tax law, if shareholders approve the Liquidation Proposal, we do not expect to make any new investments. We will, however, be able to satisfy any existing contractual obligations, in accordance with the Plan of Sale and Liquidation. The Plan of Sale and Liquidation provides that the Company is authorized to pay or make reasonable provision to pay all claims and obligations of the Company, including all contingent, conditional or contractual claims known to the Company, and in connection with any pending action, suit or proceeding to which any of the Company or its subsidiaries is a party.

Q:
Will we continue to maintain our status as a REIT?

A:
We expect to remain qualified as a REIT until the end of our final REIT tax year in accordance with the Plan of Sale and Liquidation, which we anticipate, but cannot be certain, will occur after most of the Remaining Company Assets have been sold.

Nevertheless, due to the changes in the nature of our assets and the sources of our income that may result during this period, there is no assurance that we will remain qualified as a REIT or that we will not become subject to federal income tax during the liquidation process. Any taxes imposed on us could materially reduce the cash available for distribution to our shareholders.
Q:
Am I entitled to appraisal or dissenters’ rights in connection with the Portfolio Sale Proposal or the Liquidation Proposal?

A:
No. Pursuant to Maryland law and our Declaration of Trust, you will not be eligible for appraisal or dissenters’ rights (or rights of an objecting shareholder) in connection with the Portfolio Sale Proposal or the Liquidation Proposal.

Q:
Were appraisals or valuations performed on the assets and liabilities of the Company in connection with the Proposed Transactions?

A:
No formal third-party appraisals or valuations on the assets and liabilities of Elme were obtained in connection with the Proposed Transactions.

Q:
What are the U.S. federal income tax consequences of the Plan of Sale and Liquidation?

A:
We urge you to consult with your own tax advisor regarding tax consequences of liquidating distributions made pursuant to the Plan of Sale and Liquidation.

While your tax treatment may vary depending on your particular situation, in general, if the Plan of Sale and Liquidation is approved by shareholders and the Company is liquidated, distributions to you in accordance with the Plan of Sale and Liquidation should not be taxable to you for U.S. federal income tax purposes until the aggregate amount of liquidating distributions made to you exceeds your adjusted tax basis in your common shares, and then, assuming you hold your shares as a capital asset, should be taxable to you as capital gain. To the extent the aggregate amount of liquidating distributions to you is less than your adjusted tax basis in your common shares, assuming you hold your shares as a capital asset, you generally will recognize a capital loss in the year the final distribution is received by you. If the Plan of Sale and Liquidation is not adopted, any distributions will generally be treated first as taxable dividends to the extent of the Company’s earnings and profits rather than tax-free liquidating distributions to the extent of a shareholder’s basis in their shares.
The transfer of our assets to a liquidating entity, including by means of a conversion of the Company to a liquidating limited liability company, partnership, or trust, will be a taxable event to our shareholders notwithstanding that the shareholders may not concurrently receive a distribution of cash with which to satisfy the resulting tax liability. We anticipate, but cannot be certain, that the transfer of assets to a liquidating entity will occur after we have sold most of our remaining properties and we have distributed substantially all of the proceeds from those sales as well as substantially all of our remaining cash. Consequently, if we transfer assets to a liquidating trust, we anticipate transferring mostly cash to a liquidating entity in an amount sufficient to satisfy any remaining liabilities and the expenses of completing our liquidation. If, instead, we transfer one or more of our remaining properties to a liquidating entity, tax-exempt U.S. holders of interests in the liquidating entity may realize unrelated business taxable income with respect to the liquidating entity’s operations, and non-U.S. holders of interests in the liquidating entity may be considered to derive income that is effectively connected with a U.S. trade or business. In addition, non-U.S. shareholders, including non-U.S. holders of interests in a liquidating entity, may be subject to U.S. withholding taxes with respect to liquidating distributions under certain circumstances. See “The Proposed Transactions — Material U.S. Federal Income Tax Consequences” beginning on page 71 and consult your tax advisor as to the tax consequences applicable to your particular circumstances.
Q:
How can I find out the results of the voting at the Special Meeting?

A:
We will announce the voting results by filing a Current Report on Form 8-K within four business days after the Special Meeting is held. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results become available.

Q:
Who can help answer my questions?

A:
If you have any questions about any of the proposals or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact our proxy solicitor, Sodali & Co at +1 (800) 662-5200 (toll-free in North America) or at +1 (203) 658-9400.

Q:
Who is paying for this proxy solicitation?

A:
The Company and Buyer (or Buyer Parent) will split the cost of preparing and soliciting proxies for the Special Meeting evenly, up to $1 million, and the Company will pay for any additional cost of preparing and soliciting proxies. In addition to mailed proxy materials, our trustees, executive officers and our employees may also solicit proxies in person, by telephone, by internet or by other means of communication. Our trustees, executive officers and employees will not be paid any additional compensation for soliciting proxies.

Q:
What is householding?

A:
If you and other residents at your mailing address own common shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one proxy statement, unless you have instructed otherwise. This procedure, known as “householding,” is intended to reduce the volume of duplicate information shareholders receive and to reduce our printing and postage costs. If you wish to request extra copies, we will promptly deliver a separate copy of such documents to shareholders who write or call us at the following address or telephone number: Elme Communities, 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, Attention: Investor Relations; telephone 202-774-3200. Shareholders wishing to receive separate copies of our proxy statement in the future, or shareholders currently receiving multiple copies of this proxy statement at their address who would prefer that only a single copy of each be delivered there, should contact (1) our Investor Relations department at the above address and telephone number if you are a record holder or (2) your bank, broker or other nominee record holder if you own your common shares in street name.
Q:
What if I have technical difficulties or trouble accessing the virtual Special Meeting?

A:
If you need assistance, please call +1 (888) 724-2416 (US) or +1 (781) 575-2748 (International).

SUMMARY
This summary highlights information included elsewhere in this proxy statement. This summary does not contain all of the information you should consider before voting on the proposals presented in this proxy statement. You should read the entire proxy statement carefully, including the appendices attached hereto. For your convenience, we have included cross references to direct you to a more complete description of the topics described in this summary.
The Company (page 89)
Elme Communities is a self-administered equity REIT within the meaning of Sections 856-860 of the Code and successor to a trust organized in 1960. Our business primarily consists of the ownership of apartment communities in the greater Washington, DC metro and Sunbelt regions. As of the date of this proxy statement, we own 28 apartment communities and one office property.
Elme Communities’ common shares are listed on the NYSE and trade under the symbol “ELME.”
The Company’s principal executive offices are located at 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, and the telephone number is (202) 774-3200. See “Where You Can Find More Information” on page 117 for more information about the Company.
The Proposed Transactions (page 46)
On August 4, 2025, the Company announced that its Board had completed its previously announced formal evaluation of strategic alternatives to maximize shareholder value. After an extensive evaluation of strategic alternatives available, the Company entered into the Purchase Agreement with respect to the Portfolio Sale Transaction and the Board approved the Plan of Sale and Liquidation which are further described below.
Approval of the Portfolio Sale Proposal is not conditioned on approval of the Liquidation Proposal. Approval of the Portfolio Sale Proposal is a closing condition under the Purchase Agreement and, in the event the Portfolio Sale Proposal does not receive the vote necessary to approve that proposal, then the closing conditions under the Purchase Agreement will not be satisfied (even if the Liquidation Proposal receives the vote necessary to approve that proposal), and the Portfolio Sale Transaction will not be completed. Approval of the Liquidation Proposal is not conditioned on approval of the Portfolio Sale Proposal or the closing of the Portfolio Sale Transaction.
Marketing and Sale Process for the Remaining Company Assets (page 87)
As of the date of this proxy statement, at the direction of the Board, we have commenced marketing and sale activities with respect to the Remaining Company Assets, and certain of these remaining sales are likely to move forward regardless of whether shareholders approve the Liquidation Proposal or the Portfolio Sale Proposal at the Special Meeting, subject to the acceptability of pricing and other terms.
The Purchase Agreement (page 88)
The Purchase Agreement was entered into on August 1, 2025. A copy of the Purchase Agreement is attached to this proxy statement as Appendix A.
Parties to the Purchase Agreement (page 89)
In addition to the Company, the parties to the Purchase Agreement are the parties listed below:
WashREIT OP LLC, a Delaware limited liability company, which we refer to as Seller, is a wholly owned subsidiary of the Company. Seller’s principal executive offices are located at 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, and the telephone number is (202) 774-3200.
Echo Sub LLC, a Delaware limited liability company, which we refer to as Echo Sub, is a wholly owned subsidiary of Seller. Echo Sub was formed solely for the purpose of facilitating the Portfolio Sale Transaction and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the Portfolio Sale Transaction. Pursuant to the Purchase Agreement, on the closing date of the Portfolio Sale Transaction, Seller will sell and Buyer will purchase 100% of the Acquired Interests. Immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will indirectly own all of the Sale Properties. Under the terms of the Purchase Agreement, the Yale West Property may be subject to a delayed closing or the Yale West Property may be excluded from the Portfolio Sale Transaction. The Yale West Property is and will remain part of the Sale Portfolio unless and until the Purchase Agreement is terminated in respect of the Yale West Property in accordance with its terms.
CEVF VI Capitol Holdings, LLC, a Delaware limited liability company, which we refer to as Buyer, is an affiliate of Cortland. Cortland is a vertically integrated, multifamily real estate investment, development, and management company. Buyer’s principal executive offices are located at 3424 Peachtree Road NE, Suite 300, Atlanta, GA 30326.
CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability company, which we refer to as Buyer Parent, is an affiliate of Cortland. Buyer Parent’s principal executive offices are located at 3424 Peachtree Road NE, Suite 300, Atlanta, GA 30326.
Portfolio Sale Transaction (page 88)
Pursuant to and subject to the terms and conditions of the Purchase Agreement (i) we will effect the Pre-Closing Reorganization so that, immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will own all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties and (ii) we will cause Seller to sell, convey, transfer and assign and deliver to Buyer, and Buyer will purchase, accept and assume from Seller, all of the Acquired Interests. The Sale Properties in the Sale Portfolio are listed under the defined term “Sale Portfolio” in “Questions and Answers About the Special Meeting and the Proposed Transactions — Certain Defined Terms” beginning on page 1.
Purchase Price (page 89).   The Purchase Price payable by Buyer to Seller to acquire the Acquired Interests is $1,605,560,100, subject to the adjustments and prorations under the Purchase Agreement.
Closing (page 91).   Subject to the satisfaction or, to the extent permitted by applicable law, waiver of the conditions to closing set forth in the Purchase Agreement, the closing of the Portfolio Sale Transaction will take place on a date and at a time to be mutually agreed upon by the Parties, but in no event later than the date that is the earlier of (i) the Outside Date, and (ii) the third business day following the date on which the conditions to closing have been satisfied, or on such alternative date the Parties mutually agree. Under the terms of the Purchase Agreement, the Yale West Property may be subject to a delayed closing or the Yale West Property may be excluded from the Portfolio Sale Transaction. The Yale West Property is and will remain part of the Sale Portfolio unless and until the Purchase Agreement is terminated in respect of the Yale West Property in accordance with its terms.
Exclusivity; No Solicitations (page 94).   Under the Purchase Agreement, the Company has agreed it will not, and will cause the other Company Parties and the Elme Subsidiaries and its and their officers, trustees and directors not to, and will direct its and their other representatives not to, directly or indirectly (i) solicit, initiate, knowingly encourage or facilitate any Competing Acquisition Proposal or any inquiry, discussion, offer or request (an “Inquiry”) that constitutes, or could reasonably be expected to lead to, a Competing Acquisition Proposal, (ii) engage in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with, or knowingly facilitate in any way any effort by, any third party in furtherance of any Competing Acquisition Proposal, or any Inquiry that constitutes, or would reasonably be expected to lead to, a Competing Acquisition Proposal, (iii) approve or recommend any Competing Acquisition Proposal, (iv) enter into any letter of intent, memorandum of understanding, agreement in principle, expense reimbursement agreement, acquisition agreement, merger agreement or other similar definitive agreement providing for or relating to a Competing Acquisition Proposal or requiring the Company or Seller to abandon, terminate or fail to close the transactions contemplated by the Purchase Agreement (other than an acceptable confidentiality agreement) or (v) resolve, propose or agree to do any of the foregoing. Additionally, subject to limited exceptions, the Company will not, and will not permit any Company Party or any Elme Subsidiary to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which it is a party.

Solely with respect to the marketing and sale of one or more of the Remaining Company Assets, the Company, Seller, its and their respective subsidiaries, officers, trustees, directors and other representatives are not restricted from continuing discussions or negotiations with any person or entity or its representatives conducted prior to the date of the Purchase Agreement, or from otherwise taking any of the actions specified in the immediately preceding paragraph.
The Company may provide information, including non-public information, to and participate in negotiations with a third party making an unsolicited written bona fide Competing Acquisition Proposal that did not result from a breach of the no solicitation provisions of the Purchase Agreement if the Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Competing Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Acquisition Proposal and that failure to take action with respect to such Competing Acquisition Proposal could reasonably be expected to be inconsistent with its duties under applicable law. The Company must notify Buyer promptly (but in no event later than 48 hours) after receipt of any Competing Acquisition Proposal, any request for any non-public information or any Inquiry from any person or entity seeking to have discussions or negotiations with the Company relating to a possible Competing Acquisition Proposal. The Company must provide to Buyer any material non-public information or data that is provided to any third party given such access that was not previously made available to Buyer as promptly as practicable (and in no event later than 48 hours) after providing it to such third party.
Additionally, the Company may, under certain specified circumstances, withdraw its recommendation to its shareholders with respect to the Portfolio Sale Transaction if the Board determines in good faith, after consultation with outside legal counsel and financial advisors, that failure to take such action would be inconsistent with its duties under applicable law.
Conditions to Closing (page 98).   The obligations of the Parties to close the Portfolio Sale Transaction are subject to the satisfaction of various customary conditions at or prior to the closing, including among others (i) approval of the Portfolio Sale Proposal by the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the matter, (ii) the absence of an injunction or other judgment, order or decree restricting or prohibiting the Portfolio Sale Transaction, (iii) the absence of a material adverse effect on either the Company Parties or Buyer, (iv) the accuracy of the representations and warranties made by the Parties in the Purchase Agreement, (v) the performance of the Parties’ obligations under the Purchase Agreement and (vi) the delivery of all of the documents discussed in “The Purchase Agreement — Conditions to Closing — Closing Deliverables” beginning on page 99.
Termination of the Purchase Agreement (page 100).   Subject to certain exceptions described in the Purchase Agreement, the Purchase Agreement may be terminated and the Portfolio Sale Transaction may be abandoned at any time prior to closing, notwithstanding the receipt of approval of the Portfolio Sale Proposal from our shareholders:
•
by mutual agreement of the Company and Buyer Parent;

•
by either the Company or Buyer Parent:

•
if the closing has not occurred on or before the Outside Date;

•
if approval of our shareholders of the Portfolio Sale Proposal was not obtained at the Special Meeting or at any adjournment or postponement thereof at which a vote on the Portfolio Sale Proposal was taken; or

•
if a final and non-appealable order, decree, ruling or other action is entered by a governmental authority prohibiting or permanently restraining the Portfolio Sale Transaction; or

•
by Buyer Parent:

•
subject to certain exceptions, upon any Company Party’s breach, violation or failure to perform any of its representations, warranties, covenants or agreements set forth in the Purchase Agreement; or

•
if, prior to obtaining approval of the Portfolio Sale Proposal from our shareholders, the Board or any committee thereof (i) effects an adverse recommendation change or (ii) approves, adopts,

publicly recommends or enters into, or allows any Company Party or Elme Subsidiary to enter into, an alternative acquisition agreement relating to a Competing Acquisition Proposal; or
•
by the Company:

•
subject to certain exceptions, upon any Buyer Party’s breach, violation or failure to perform any of its representations, warranties, covenants or agreements set forth in the Purchase Agreement;

•
if, prior to obtaining approval of the Portfolio Sale Proposal from our shareholders, after complying with applicable sections of the Purchase Agreement, the Board determines to enter into an alternative acquisition agreement with respect to a Superior Acquisition Proposal; provided that substantially concurrently with such termination of the Purchase Agreement, Buyer Parent shall be paid in full the Seller Termination Fee and an alternative acquisition agreement shall be entered into with respect to such Superior Acquisition Proposal; and

•
if certain closing conditions and other requirements have been satisfied and the Buyer Parties fail to close the Portfolio Sale Transaction.

The Purchase Agreement provides that, in connection with the termination of the Purchase Agreement under certain specified circumstances, the Company will be required to pay Buyer Parent the Seller Termination Fee and/or reimburse the Buyer Parties’ reasonable out-of-pocket expenses up to $3 million. Any out-of-pocket expenses previously reimbursed would be credited against the payment of any Seller Termination Fee paid to Buyer Parent. The Purchase Agreement also provides that, under certain specified circumstances, upon termination of the Purchase Agreement, Buyer Parent may be required to pay the Buyer Termination Fee.
Buyer Financing Commitments; Limited Guarantee (page 102).
Upon execution of the Purchase Agreement, Buyer furnished the Company and Seller with executed equity and debt financing commitments, the proceeds of which will provide for funds to complete the Portfolio Sale Transaction.
Concurrently with the execution of the Purchase Agreement, Cortland Enhanced Value Fund VI, L.P., an affiliate of Buyer, entered into a limited guarantee in favor of the Company and Seller with respect to certain obligations of Buyer in connection with the Purchase Agreement, including payment of the Buyer Termination Fee.
Plan of Sale and Liquidation (page 103)
The Plan of Sale and Liquidation was approved by the Board, following the recommendation of the Transaction Committee, on July 30, 2025, subject to shareholder approval. The Plan of Sale and Liquidation is attached to this proxy statement as Appendix B.
Overview (page 103)
The Plan of Sale and Liquidation includes a plan of liquidation that provides for the Company’s complete liquidation and dissolution in accordance with Section 331, Section 336 and Section 346(a) of the Code. Pursuant to the Plan of Sale and Liquidation and in accordance with the applicable provisions of law, among other authorizations:
•
the Board has authorized the Company to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company and its then-remaining subsidiaries in one or more transactions;

•
the Board and the officers of the Company are authorized to take any further actions and to execute any agreements, conveyances, assignments, transfers, certificates and other documents as may in their judgment be necessary or desirable in order to wind-down expeditiously the business and affairs of the Company and complete the Plan of Sale and Liquidation;

•
the Board and the officers of the Company are authorized to execute any checks, contracts, deeds, assignments, notices or other instruments necessary or appropriate to sell or otherwise dispose of any and all property of the Company and its then-remaining subsidiaries whether real or personal, tangible or intangible;
•
the appropriate officers of the Company are authorized to take all actions as may be necessary or appropriate to marshal the assets of the Company and convert the same, in whole or in part, into cash or other form as may be distributable to the shareholders;

•
the Company is authorized to engage in the wind-down of the Company’s business and affairs, discharging, paying or setting aside reserves for all the Company liabilities, including but not limited to contingent liabilities, and the liabilities of its subsidiaries, disposing of its assets, including, but not limited to, the assets of the Company, and distributing the Company’s remaining assets available for distribution to the shareholders, as determined by the Board in its discretion, all in accordance with the Company’s governing documents, and the Plan of Sale and Liquidation, if the Board so determines, and make protective acquisitions or advances with respect to the Company’s assets;

•
the Company is authorized to establish one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses;

•
the Company is authorized to pay or make reasonable provision to pay all claims and obligations of the Company, including all contingent, conditional or contractual claims known to the Company, and in connection with any pending action, suit or proceeding to which any of the Company or its subsidiaries is a party; and

•
the officers of the Company are authorized to make such elections for tax purposes as are deemed appropriate and in the best interests of the Company, the officers of the Company are authorized to make such elections for tax purposes as are deemed appropriate and in the best interests of the Company, which could include converting the Company into a liquidating entity that is a pass-through entity for tax purposes.

Implementation of the Plan of Sale and Liquidation (page 104)
Shareholder approval of the Liquidation Proposal gives to the Board the power to authorize the Company to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company in one or more transactions, and acting for itself and/or in its capacity as an equity holder, general partner or manager of any direct or indirect subsidiaries or affiliates, authorize any subsidiaries or affiliates to sell, convey, transfer and deliver or otherwise dispose of any or all assets of any subsidiaries in one or more transactions, in each case without further approval of the shareholders. The prices at which we may be able to sell those assets will depend on factors that in many cases will be beyond our control and may not be as high as the prices that could be obtained if the Company were not in liquidation. Approval of the Liquidation Proposal will constitute approval of all sales or other dispositions of our assets pursuant to the Plan of Sale and Liquidation, including the sale of all or substantially all of our assets of the Company (either through completion of the Portfolio Sale Transaction or otherwise). We will not be required to obtain any further shareholder approval with respect to specific terms of any particular sales or other dispositions of assets approved by the Board.
See “The Proposed Transactions — Material U.S. Federal Income Tax Consequences” beginning on page 71 for additional information on the material U.S. federal income tax consequences of the Plan of Sale and Liquidation.
Calculation of Total Estimated Liquidating Distributions Range (page 106)
The range of Total Estimated Liquidating Distributions, consisting of the Initial Special Distribution and the Additional Potential Special Distributions, is estimated by the management of the Company to be between $17.40 and $18.32 per common share. This estimate is as of August 1, 2025, and is based upon a number of factors, including, among others (i) the estimated proceeds to be received by the Company from the Portfolio Sale Transaction and the sale of the Remaining Company Assets, (ii) the amount of the proceeds from the Debt Financing, (iii) the estimated amount of indebtedness of the Company to be repaid upon the closing of the Portfolio Sale Transaction, including any estimated prepayment penalties that we expect to incur for early payment thereof, (iv) the estimated fees and expenses to be incurred or expected to be incurred prior to or in connection with the closing of the Portfolio Sale Transaction, (v) estimated transaction costs associated with future sales of the Remaining Company Assets and (vi) the estimated number of common shares outstanding on a fully-diluted basis (including an estimate for additional common shares to be issued pursuant to the Company’s equity incentive plans) immediately following the closing of the Portfolio Sale Transaction. Although we have provided estimated ranges for the Initial Special Distribution, the Additional Potential Special Distributions and the Total Estimated Liquidating Distributions, we cannot determine at this time when, or whether, we will be able to make the Initial Special Distribution or any Additional Potential Special Distributions to our shareholders or the amount of any such distributions. See “Risk Factors” beginning on page 27 and “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation” beginning on page 105.
Delisting of Common Shares (page 109)
In connection with the Plan of Sale and Liquidation, at a future date as the Board determines, we anticipate that we will voluntarily delist our common shares from the NYSE, subject to the rules of the NYSE and our Declaration of Trust, in order to reduce our operating expenses and maximize the Total Estimated Liquidating Distributions.
Although we intend for our common shares to continue to be listed on the NYSE until the Board makes such determination to voluntarily delist, the NYSE may commence delisting proceedings against us if (i) the average closing price of our common shares over a 30-day consecutive trading period falls below $1.00 per common share, (ii) our average market capitalization over a 30-day consecutive trading period falls below $15 million or (iii) we lose our REIT qualification. Even if the NYSE does not move to delist our common shares, we may voluntarily delist our common shares from the NYSE in an effort to reduce our operating expenses and maximize the Total Estimated Liquidating Distributions. If our common shares are delisted, you may have difficulty trading your common shares on the secondary market.
Termination of the Registration of Common Shares (page 110)
Our common shares are currently registered under the Exchange Act. Immediately prior to the transfer to a liquidating trust or at such other time as the Board deems appropriate, in addition to causing the Company to delist the common shares from the NYSE, the Board and the proper officers of the Company are authorized under the Plan of Sale and Liquidation to file a Form 15 (or take other appropriate action) to deregister the common shares under the Exchange Act.
Cancellation of Common Shares (page 110)
Subject to the need for a liquidating trust (or other liquidating entity) and the terms of our governing documents, the distributions contemplated by the Plan of Sale and Liquidation will be in complete liquidation of the Company and, following our dissolution, all of our outstanding common shares and all certificates representing such common shares will be canceled.
Termination of Existence of the Company (page 110)
The Plan of Sale and Liquidation authorizes the Board and our officers, when appropriate, to file a Notice of Termination with the Maryland State Department of Assessments and Taxation and to take any other appropriate and necessary action to terminate the existence of and voluntarily dissolve the Company under Maryland law. Upon the complete distribution of all assets of the Company to the shareholders and the termination of the Company’s existence by voluntary dissolution, all common shares will be automatically canceled and no longer deemed outstanding and all rights of the holders thereof as shareholders of the Company shall cease and terminate.
Abandonment or Modification of Plan of Sale and Liquidation (page 110)
Until the filing of the Notice of Termination with the Maryland State Department of Assessments and Taxation, the Board may modify, amend or terminate the Plan of Sale and Liquidation (and authorize us to seek to dispose of all our assets through a merger, business combination or similar transaction) without approval by the shareholders if it determines that such action would be advisable and in the best interests of the Company. The Company has no present plans or intentions to modify, amend or abandon the Plan of Sale and Liquidation.
Accounting Treatment of Liquidation (page 110)
The Company expects that the shareholder approval of the Plan of Sale and Liquidation would result in a change of the Company’s basis of accounting from the going-concern basis to the liquidation basis of accounting. In order for our financial statements to be in accordance with GAAP under the liquidation basis of accounting, all of our assets must be measured at the estimated amount of consideration we expect to collect, and all of our liabilities must be measured at the estimated amounts at which the liabilities are expected to be settled. Recorded liabilities will include the estimated costs associated with carrying out the Plan of Sale and Liquidation. Valuations presented in the statement will represent management’s estimates, based on then present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the Plan of Sale and Liquidation based upon management’s assumptions.
The valuation of assets and liabilities will require estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Sale and Liquidation. Net realized amounts recognized upon final sale and liquidation for the Company’s assets and the settlement amounts for liabilities are expected to differ from estimates recorded in the Company’s financial statements.
Risk Factors (page 27)
Before voting at the Special Meeting, you should carefully consider all of the information contained in or incorporated by reference into this proxy statement, and especially consider the specific factors under the section entitled “Risk Factors,” beginning on page 27.
The Special Meeting (page 41)
The Special Meeting will be held on [•], 2025, at [•] a.m., Eastern Time. The Special Meeting will be held in virtual-only format via live webcast at [•] (there is no physical location for the Special Meeting).
At the Special Meeting, you will be asked to consider and vote on the following:
1.
the Portfolio Sale Proposal;

2.
the Liquidation Proposal;

3.
the Compensation Proposal; and

4.
the Adjournment Proposal.

Record Date, Notice and Quorum (page 41)
Only holders of common shares at the close of business on September 10, 2025, which is the Record Date for the Special Meeting, are entitled to receive notice of and vote at the Special Meeting or any adjournments or postponements of the Special Meeting. You are entitled to one vote on each proposal presented at the Special Meeting for each common share that you owned on the Record Date. On the Record Date, there were [•] common shares outstanding.
The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting on any matter will constitute a quorum at the Special Meeting. A quorum is necessary to hold the Special Meeting. Abstentions and broker non-votes, if any, are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the virtual Special Meeting.
Required Vote (page 41)
Approval of each of the Portfolio Sale Proposal and the Liquidation Proposal requires the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Any common shares not voted (whether by abstentions, broker non-votes, if any, or otherwise) will have the same effect as a vote “AGAINST” approval of the Portfolio Sale Proposal and “AGAINST” approval of the Liquidation Proposal.
Approval of each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. A majority of votes cast means that the number of votes “FOR” a proposal must exceed the number of votes “AGAINST” that proposal. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of this vote, assuming the presence of a quorum.
Approval of the Portfolio Sale Proposal is not conditioned on approval of the Liquidation Proposal. The approval by shareholders of the Portfolio Sale Proposal is a closing condition under the Purchase Agreement and, in the event the Portfolio Sale Proposal does not receive the vote necessary to approve that proposal, then the closing conditions under the Purchase Agreement will not be satisfied (even if the Liquidation Proposal receives the vote necessary to approve that proposal) and the Portfolio Sale Transaction will not be completed. Approval of the Liquidation Proposal is not conditioned on approval of the Portfolio Sale Proposal or the closing of the Portfolio Sale Transaction.
Virtual Attendance (page 42)
If you are a registered shareholder (i.e., you hold your shares directly through our transfer agent, Computershare), you do not need to register to virtually attend the Special Meeting. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares in “street name” and want to attend the Special Meeting, you must register in advance of the meeting. To register to attend the Special Meeting, you must submit proof of your proxy power (legal proxy) reflecting your holdings in Elme along with your name and email address to Computershare. See “The Special Meeting — Virtual Attendance” beginning on page 42 for additional information on how to register.
Authorizing a Proxy and Voting (page 42)
If you are a “registered shareholder” (also known as a “shareholder of record”) and hold your common shares in your own name as a holder of record with our transfer agent, Computershare, you may instruct the proxy holders named in the proxy card how to vote your common shares by internet, by telephone or by mail. You always may choose to virtually attend the Special Meeting and vote your shares in person during the meeting by clicking the voting button in the top right-hand corner of the Special Meeting. If you do virtually attend the Special Meeting and have already submitted a proxy, you may revoke your proxy and vote in person. If your common shares are held in “street name” (i.e., through a broker, bank or other nominee), then you will receive instructions from your broker, bank or other nominee that you must follow in order to have your common shares voted. These materials from your broker, bank or other nominee will include a voting instruction form or other document by which you can instruct your broker, bank or other nominee how to vote your common shares.
Brokers who hold shares in “street name” for customers have the authority to vote on matters deemed “routine” by the NYSE, the exchange on which our common shares are listed, when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. A broker non-vote occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. Because none of the proposals to be voted on at the Special Meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the Special Meeting. If there are any broker non-votes, they will be considered as “present” for purposes of determining a quorum, and will have the effect of a vote “AGAINST” the Portfolio Sale Proposal and the Liquidation Proposal, but will have no effect on the Adjournment Proposal or the Compensation Proposal.

Revocation of Proxies and Voting Instructions (page 43)
You may change your vote by revoking your proxy or voting instructions at any time prior to the Special Meeting. If you are a registered shareholder, you may revoke your proxy by (1) submitting a duly executed proxy card bearing a date later than the previous proxy date to the Corporate Secretary by [•], 2025, (2) voting electronically during the Special Meeting at [•] or (3) delivering a signed notice of revocation of the proxy card to our Corporate Secretary at the following address: c/o Corporate Secretary, Elme Communities, 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814. Virtual attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy or previously submitted voting instructions. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke previously submitted voting instructions by following the instructions provided by such institution.
Board Recommendation and Reasons for the Proposed Transactions (page 57)
In evaluating the Portfolio Sale Transaction and the Plan of Sale and Liquidation, the Board consulted with the Company’s management and its outside legal and financial advisors and unanimously declared advisable and approved the Proposed Transactions. The Board unanimously recommends that you vote “FOR” approval of the Portfolio Sale Proposal, “FOR” approval of the Liquidation Proposal, “FOR” approval of the Compensation Proposal, and “FOR” approval of the Adjournment Proposal.
In reaching its conclusions, the Board considered, among other things, the following material factors:
•
The determination by the Board, after conducting a strategic review process with the assistance of the Transaction Committee, and evaluating a number of strategic alternatives with the goal of making an informed determination of the course of action that the Board believes provides the best opportunity for maximizing value for shareholders, including continuing the Company’s current business strategy and potential ways to accelerate growth through acquisitions or joint ventures, prospects for the sale of the Company as a whole, portfolio sales and a liquidation of the Company, as well as the Company’s future business prospects and the work the Company had already undertaken to scale its portfolio and reduce its cost of capital, that the Portfolio Sale Transaction and subsequent orderly wind-down of the Company’s business and affairs and termination of the Company’s existence pursuant to the Plan of Sale and Liquidation is the strategic alternative that is most likely to result in the greatest value for shareholders as compared to the Company’s other strategic alternatives, including continuing to operate the business as an independent going concern.

•
The Board’s knowledge of the business, operations, financial condition, earnings and prospects of the Company, its knowledge of the current and prospective environment in which the Company operates (including economic and market conditions) and its understanding of the challenges of continuing to operate the Company as a stand-alone entity, including: the Company’s relatively small scale compared to other publicly traded multifamily REITs; the difficulty the Company faces in raising new capital, including the inability to raise capital through the sale of common shares in a manner that is not dilutive to existing shareholders; and the need for additional capital to grow the Company’s business; and, generally, economies of scale to reduce the expense load on operations.

•
Following the public announcement on February 13, 2025 that the Board had commenced a formal process to explore strategic alternatives, the Company, with the assistance of its financial advisors, engaged with 85 potential interested parties (as more fully described in “The Proposed Transactions — Background of the Proposed Transactions”) beginning on page 46, including pension funds, insurance companies, institutional advisors, financial sponsors, multifamily managers, funds, family offices and other public REITs, and entered into confidentiality agreements with 47 interested parties.

•
The strategic alternatives review process did not produce an offer to acquire all of the shares of the Company that was not withdrawn or reduced, at a price that the Board considered attractive relative to the combination of the Proposed Transactions and the Total Estimated Liquidating Distributions that the Company expects to make in connection therewith.

These and certain other factors considered by the Board in reaching the decision to approve the Portfolio Sale Transaction and the Plan of Sale and Liquidation can be found in the section entitled “The Proposed Transactions — Board Recommendation and Reasons for the Proposed Transactions” beginning on page 57.

Opinion of Goldman Sachs & Co. LLC (page 63)
Goldman Sachs & Co. LLC (“Goldman Sachs”) rendered its oral opinion, subsequently confirmed by delivery of its written opinion dated August 1, 2025, for the benefit of the Transaction Committee and the Board, that, as of such date, and based upon and subject to the factors, assumptions, limitations, qualifications and other matters set forth in Goldman Sachs’ written opinion, the $1,605,560,100 in cash, as adjusted pursuant to Article 3 of the Purchase Agreement, to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement was fair from a financial point of view to the Company, as more fully described in this proxy statement in “The Proposed Transactions — Opinion of Goldman Sachs & Co. LLC” beginning on page 63.
The full text of the written opinion of Goldman Sachs, dated August 1, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Transaction Committee and the Board in connection with their consideration of the Portfolio Sale Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holder of common shares should vote with respect to the Portfolio Sale Transaction or any other matter. Pursuant to an engagement letter among the Company, the Transaction Committee and Goldman Sachs, which was amended on July 30, 2025, the Company has agreed to pay Goldman Sachs a transaction fee of approximately $20.8 million, $2 million of which became payable upon the delivery by Goldman Sachs of the results of the study undertaken by Goldman Sachs with respect to its opinion, $11.7 million is contingent upon closing of the Portfolio Sale Transaction, and the remainder of which is to be paid over time in connection with the closing of the sales of the Remaining Company Assets (based on the ultimate sales prices of the Remaining Company Assets), with the balance of any unpaid amount to be paid no later than October 31, 2026, subject to the pricing and other terms of such sales, and based on certain assumptions which may prove inaccurate, and that the proceeds from the sales of the Remaining Company Assets will not be materially different from those estimated by the management of the Company, as described in “The Plan of Sale and Liquidation” beginning on page 103.
Interests of Our Trustees and Executive Officers (page 79)
In considering the Board’s recommendation that you vote “FOR” the proposals to be voted on at the Special Meeting, you should be aware that our trustees and executive officers have interests that may be different from, or in addition to, the interests of our shareholders generally. The Board was aware of these interests and considered them in making its recommendations. See “The Proposed Transactions — Interests of Our Trustees and Executive Officers” beginning on page 79.
Financing Arrangements (page 86)
Company Indebtedness
In connection with the closing of the Portfolio Sale Transaction, Elme will cause the repayment in full of the following outstanding indebtedness (as well as all accrued interest and prepayment and other fees related thereto): (i) all then-outstanding amounts under Elme’s revolving credit facility ($189,000,000 as of September 1, 2025); (ii) a $125,000,000 term loan; (iii) $350,000,000 of senior unsecured notes; and (iv) $50,000,000 of unsecured notes (clauses (i) through (iv) the “Existing Elme Indebtedness”).
Debt Financing
In connection with the Proposed Transactions, the Company entered into a commitment letter, dated August 1, 2025, pursuant to which GS Bank committed to provide the Debt Financing in the original principal amount of up to $520 million (with an upward adjustment of an additional $45 million in the event the Yale West Property is subject to a delayed closing or the Yale West Property is excluded from the Portfolio Sale Transaction, in accordance with the terms of the Purchase Agreement), to be secured by substantially all of the Company’s real estate assets and subsidiary equity interests that remain after the closing of the Portfolio Sale Transaction. The Debt Financing will have an initial term of one year with a one-year extension option, that may be exercised subject to certain conditions specified in the commitment letter. The funding of the Debt Financing is contingent on the closing of the Portfolio Sale Transaction and the satisfaction of customary conditions, including but not limited to the execution and delivery of definitive documentation with respect to Debt Financing. The actual documentation governing the Debt Financing has not been finalized, and accordingly, the actual terms may differ from the description of such terms in the commitment letter, including that the actual amount of proceeds from the Debt Financing may be lower than we estimate due to, among other things, the results of lender real estate diligence, including property appraisals for lending purposes, establishment of customary reserves for property maintenance costs or special reserves for issues identified during lender real estate diligence, and/or higher than estimated third party expenses associated with closing the Debt Financing. The Company intends to use a portion of the proceeds from the Debt Financing to fund a portion of the Initial Special Distribution.
Regulatory Matters (page 86)
Other than filings with the SEC, any filing requirements with respect to the liquidation, dissolution and termination of the Company’s existence and certain regulatory requirements in the District of Columbia and Montgomery County, Maryland related to the sale of multifamily properties, and the notice to Arlington County discussed in “The Purchase Agreement — Conditions to Closing — Closing Deliverables” the Company is not aware of any material regulatory or governmental requirements that must be complied with or regulatory or governmental approvals that must be obtained in connection with the Portfolio Sale Transaction or the Plan of Sale and Liquidation.
Material U.S. Federal Income Tax Consequences (page 71)
You are urged to read the discussion in the section entitled “The Proposed Transactions — Material U.S. Federal Income Tax Consequences” beginning on page 71 and to consult your tax advisor as to the U.S. federal income tax consequences of the Plan of Sale and Liquidation, as well as the effects of state, local and non-U.S. tax laws.
No Appraisal or Dissenters’ Rights (pages 102, 110)
Pursuant to Maryland law and our Declaration of Trust, you are not entitled to appraisal or dissenters’ rights (or rights of an objecting shareholder) in connection with Portfolio Sale Transaction or the Plan of Sale and Liquidation.

RISK FACTORS
The following risk factors, together with the other information in this proxy statement and in the “Risk Factors” sections included in the documents incorporated by reference herein (see “Where You Can Find More Information” on page 117), should be carefully considered by each Elme shareholder before deciding whether to vote to approve the proposals as described in this proxy statement. The risks described below could, among other things, result in: a decrease in the proceeds ultimately distributed to you in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation; delays in the timing of the Total Estimated Liquidating Distributions; delays in our process to wind-down our business and affairs; ongoing public company compliance costs; reduced operating revenue, cash flows and net working capital; and impacts on the anticipated valuation of the Company assets or additional requirements and costs to maintain our REIT status. In addition, you should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we believe are the material risks of which our shareholders should be aware. However, additional risks that are not presently known to us, or that we believe are not material, may also prove to be important to you.
Risks Related to the Proposed Transactions Generally
The announcement and pendency of the proposed Portfolio Sale Transaction and Plan of Sale and Liquidation present certain risks to our ongoing business and operations.
On August 1, 2025, we entered into the Purchase Agreement. The transactions under the Purchase Agreement are expected to close in the fourth quarter of 2025 (currently expected to be in the late October/early November timeframe), subject to customary closing conditions, including the receipt of approval from our shareholders. In connection with approving the Purchase Agreement, the Board approved the Plan of Sale and Liquidation. Effectiveness of the Plan of Sale and Liquidation is also subject to the receipt of approval from our shareholders.
The Company is aiming to complete the sales of the Remaining Company Assets by June 30, 2026. Because the Portfolio Sale Transaction is subject to a number of conditions, including some that are outside our control, and the sales of the Remaining Company Assets are subject to, among other things, completion of the marketing and sale process, negotiation of sale terms and completion of the sales, the exact timing of completing the Proposed Transactions cannot be determined at this time.
Prior to the closing of the Portfolio Sale Transaction and completion of the sales of all the Remaining Company Assets, as well as the wind-down of the Company’s business and affairs, and termination of the Company’s existence in accordance with the Plan of Sale and Liquidation, the Proposed Transactions present certain risks to our business and operations, which could materially and adversely affect our business, financial results and share price, including, among other things, that:
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we may fail to complete the Portfolio Sale Transaction, including due to the failure of our shareholders to approve the Portfolio Sale Proposal or the failure of us or Buyer to satisfy other closing conditions;

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we may have difficulty completing, or fail to complete, the Remaining Company Asset sales;

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we expect to incur substantial expenses related to the Proposed Transactions, whether or not the Portfolio Sale Transaction is completed and the Plan of Sale and Liquidation is approved by our shareholders; and

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our business and operations could be adversely affected, including by diverting significant focus of management, employees and other resources, by impacting our ability to retain our employees and our relationships with residents, tenants, vendors and other third parties, as a result of limitations on our conduct under purchase agreements (including the Purchase Agreement) during the pendency of sales under such agreements.

Additionally, prior to the closing of the Portfolio Sale Transaction and completing the sales of all of the Remaining Company Assets, we will remain subject to all of the risks of operating our properties, including those described in the “Risk Factors” sections included in our annual and quarterly reports filed with the SEC, the risk that the cash flow and net working capital generated from the Company’s operations prior to completing the wind-down of the Company’s business and affairs and termination of the

Company’s existence may be lower than we anticipate, and the risks and the costs associated with remaining a public company. In addition, such risks may result in our incurring additional obligations and liabilities which may be retained by us following the closing of the Portfolio Sale Transaction and the sales of the Remaining Company Assets and, in such event, could reduce the amounts ultimately available for distribution to our shareholders.
We cannot determine at this time the amount or timing of distributions to our shareholders in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation because there are many factors, some of which are not within our control, that could affect the amount or timing of any such distributions.
Although we have provided an estimated range of Total Estimated Liquidating Distributions of between $17.40 and $18.32 per common share, there can be no assurances regarding the amounts of any shareholder distributions or the timing thereof. Even if we make the Initial Special Distribution, we may not be able to make any Additional Potential Special Distributions, even if we sell all the Remaining Company Assets. As further described under “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation — Calculation of Total Estimated Liquidating Distributions Range,” our estimated range of Total Estimated Liquidating Distributions was estimated as of August 1, 2025, does not take into account interest rate, market volatility or other changes since that time or in the future and was derived, in part, from the estimated range of gross asset sales for the properties, less estimates for transaction costs, service costs and debt repayment amounts for the Debt Financing, general and administrative costs, including employee retention costs, capital expenditure requirements and REIT compliance costs, but adjusted upwards for estimated cash flow/net working capital to be generated from the Company’s operations prior to completing the sale of all of our properties. These estimates may overstate the proceeds from asset sales or understate the actual expenses, which means actual distributions may be significantly less than the estimated range. See “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation — Uncertainties Relating to the Total Estimated Liquidating Distributions” beginning on page 108.
Other uncertainties that could cause the aggregate amount of liquidating distributions to be less than our estimate, or the timing of distributions to be delayed, in addition to other risks described elsewhere in this section, our Annual Report on Form 10-K for the year ended December 31, 2024 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, include the following:
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failure to close the Portfolio Sale Transaction;

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the estimated net proceeds from the Debt Financing may be lower than we estimate due to, among other things, the results of lender real estate diligence, including property appraisals for lending purposes, establishment of customary reserves for property maintenance costs or special reserves for issues identified during lender real estate diligence and/or higher than estimated third party expenses associated with consummating the Debt Financing;

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the costs and expenses of the Portfolio Sale Transaction and the Plan of Sale and Liquidation may be higher than our estimates;

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the estimated amount of cash flow/net working capital to be generated from the Company’s operations prior to competing the wind-down of the Company’s business and affairs and termination of the Company’s existence pursuant to the Plan of Sale and Liquidation may be lower than we anticipate;

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costs and expenses of continuing to operate the Company, including as a public company, such as the need for additional retention costs, particularly if the liquidation takes longer than expected, may be higher than estimated;

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unanticipated or emergency capital expenditures may result in the need to incur additional debt financing or other costs and expenses that are not included in our estimates and which we cannot reasonably estimate at this time;

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unknown or additional costs or liabilities that arise in the future, including future litigation, which we cannot reasonably estimate at this time, could delay completion of our liquidation and cause us to incur additional costs and expenses;

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costs incurred to maintain our REIT status may be higher than estimated;

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the number of issued and outstanding shares from the estimated number we used to calculate the estimated ranges of the Initial Special Distribution and the Additional Potential Special Distribution could change; and

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the reserve amounts we may establish to satisfy known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses may be higher than estimated.

Any of these uncertainties could impact the amount and timing of the Total Estimated Liquidating Distributions.
Additionally, there can be no assurances regarding the amounts of your potential total return from receiving such distributions. Your total return will depend on the amount you paid for your common shares and the date on which you purchased such common shares. Please consult with your financial advisor for more information about your potential total return.
There can be no assurance that the sale of all of our assets as contemplated in the Proposed Transactions will result in greater returns to you on your investment, within a reasonable period of time, than you would receive through other alternatives reasonably available to us.
If our shareholders approve each of the Proposed Transactions, we will generally be focused on winding-down our operations, subject to the Board’s determination to amend or terminate the Plan of Sale and Liquidation if it determines that doing so is in the best interest of shareholders. This, among other factors, may adversely affect the value that a potential acquirer might place on us or our ability to sell the Sale Portfolio if the Portfolio Sale Transaction does not occur, or any remaining assets if the Portfolio Sale Transaction occurs. Once our assets are sold, you will no longer participate in any future earnings or growth of such assets or benefit from any increases in the value of such assets. It is possible that continuing with the status quo or pursuing one or more other strategic alternatives could result in greater returns on your investment over time. If the Plan of Sale and Liquidation becomes effective, we will be foregoing those alternative opportunities.
If shareholders approve one but not both of the Portfolio Sale Proposal and the Liquidation Proposal, we would be subject to a number of additional material risks.
If shareholders approve the Portfolio Sale Proposal, but not the Liquidation Proposal, in addition to the other risks described in this “Risk Factors” section, we would be subject to a number of additional material risks, including the following:
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under the terms of the Purchase Agreement, we would remain obligated to complete the Portfolio Sale Transaction in accordance with its terms;

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we would not move forward with an orderly wind-down of the Company’s business and affairs and termination of the Company’s existence by voluntary dissolution;

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we are not obligated to cease, and we intend to move forward with, the marketing and potential sale of certain of the Remaining Company Assets, regardless of the outcome of the shareholder vote on the Liquidation Proposal (or the Portfolio Sale Proposal);

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if we complete the Portfolio Sale Transaction, the Company would have a significantly reduced number of assets with which to generate operating revenue and support ongoing operating activity, and operating expenses may not proportionally decrease, which will result in our ongoing operating expenses potentially exceeding revenue generated by our remaining assets, and we therefore may experience difficulty continuing as a going concern;

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we may be required to continue to comply with the full reporting requirements of the Exchange Act, and other requirements under law and of regulatory bodies applicable to public companies and incur costs associated with such compliance, as well as the costs of certain insurance coverage;

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assuming we continue to desire to remain a REIT, our estimated REIT compliance costs may increase; and

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any distributions will generally be treated first as taxable dividends to the extent of the Company’s earnings and profits rather than tax-free liquidating distributions to the extent of a shareholder’s basis in their shares.

If shareholders approve the Liquidation Proposal, but not the Portfolio Sale Proposal, in addition to the other risks described this “Risk Factors” section, we would be subject to a number of additional material risks, including that our Board may decide to review strategic alternatives again, and could determine not to move forward with the liquidation of the Company under the Plan of Sale and Liquidation and instead pursue another option or continue the Company’s operations in its current form.
The occurrence of any of these events may impair our ability to conduct our business, including continuing as a going concern, may adversely affect our share price, may increase our costs or may reduce or delay the amounts otherwise available for distribution to our shareholders.
Our trustees and executive officers may have interests in the Proposed Transactions that are different from, or in addition to, the interests of our shareholders generally.
In considering the Board’s recommendations that you vote in favor of the four proposals to be voted on at the Special Meeting, you should be aware that our trustees and executive officers have interests in the Portfolio Sale Transaction and Plan of Sale and Liquidation, in light of, among other interests, the common shares (including restricted common shares) and restricted share units (“RSUs”) owned by our trustees and executive officers, the change in control agreements between each of our executive officers and Elme and the equity compensation awards our executive officers have received, each of which may entitle the trustees and executive officers to certain payments in connection with the Proposed Transactions. The impact of the Proposed Transactions on our trustees and executive officers is described more fully below in “The Proposed Transactions — Interests of Our Trustees and Executive Officers” beginning on page 79.
Approval of the Portfolio Sale Proposal and the Liquidation Proposal, and the actions and transactions contemplated thereby, may lead to shareholder litigation which could result in substantial costs and distract management.
Historically, extraordinary corporate actions such as the proposed Portfolio Sale Transaction and Plan of Sale and Liquidation, and the actions and transactions contemplated thereby, sometimes lead to securities class action lawsuits being filed against the company taking such actions, which can delay or prevent altogether the completion of such actions. We may become involved in this type of litigation as a result of the shareholder votes on the Portfolio Sale Proposal and/or the Liquidation Proposal. As of the date of this proxy statement, no such lawsuits related to the Portfolio Sale Transaction or the Plan of Sale and Liquidation, and the actions and transactions contemplated thereby, were pending or, to our knowledge, threatened. However, if such a lawsuit is filed against us, the litigation costs may be expensive, and, even if we ultimately prevail, the process will divert our attention from implementing the Portfolio Sale Transaction and, following the closing thereof, the wind-down of the Company’s business and affairs and termination of the Company’s existence. If we were not to prevail in such a lawsuit, we cannot predict the amount of any damages for which we may be obligated and if any plaintiffs are successful in obtaining an injunction, it may prohibit us from conducting the wind-down and termination of the Company’s existence under the Plan of Sale and Liquidation or from completing the Portfolio Sale Transaction. If applicable, any such damages may be significant, may have a material adverse effect on our financial condition and may reduce, eliminate or delay the amounts available for distribution to our shareholders.
Additional Risks Related to the Portfolio Sale Transaction
The Purchase Agreement significantly limits our ability to pursue alternatives to the Portfolio Sale Transaction.
The Purchase Agreement contains provisions that make it more difficult for us to enter into a transaction with a party other than Buyer regarding an alternative acquisition proposal, including a proposal to acquire all or a significant portion of the Sale Portfolio or the entire Company. These provisions include the general prohibition on our soliciting any Competing Acquisition Proposal or entering into any agreement for an alternative acquisition proposal, and the requirement that we pay the Seller Termination Fee if the Purchase

Agreement is terminated in specified circumstances. See “The Purchase Agreement — Termination of the Purchase Agreement” beginning on page 100.
These provisions of the Purchase Agreement could discourage a third party that might have an interest in acquiring all or any portion of the Sale Portfolio or the entire Company from considering or proposing a transaction, even if that party were prepared to pay consideration with a higher value relative to the Purchase Price to be paid by Buyer for the Sale Portfolio. Furthermore, the Seller Termination Fee may result in a potential acquiror offering to pay a lower purchase price to acquire all or any portion of the Sale Portfolio or the entire Company than it might otherwise have offered to pay. The payment of the Seller Termination Fee (and cancellation of the Portfolio Sale Transaction) could also have an adverse effect on our financial condition and may reduce the amounts of any distributions to our shareholders.
Even if our shareholders approve the Portfolio Sale Proposal, it may not be completed.
In addition to the required approval of our shareholders, the closing of the Portfolio Sale Transaction is subject to several closing conditions, some of which are not entirely within our control, including:
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the absence of a material adverse effect on either the Company Parties or Buyer;

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the absence of an injunction or other judgment, order or decree restricting or prohibiting the Portfolio Sale Transaction;

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the performance of the Parties’ obligations under the Purchase Agreement; and

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the accuracy, subject to certain materiality standards, of the representations and warranties made by the Parties in the Purchase Agreement.

The Portfolio Sale Transaction may not be completed on the terms or timeline currently contemplated, or at all, and other events may intervene to delay the Portfolio Sale Transaction or result in the termination of the Purchase Agreement, including if the conditions to the closing of the Portfolio Sale Transaction are not satisfied, and, as a result, even if the Portfolio Sale Transaction is approved by our shareholders, there can be no assurance that the Portfolio Sale Transaction will be completed.
If the Portfolio Sale Transaction is not completed, we would be subject to a number of material risks.
If the Portfolio Sale Transaction is not completed, we would be subject to a number of material risks, including that the following:
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we may be unable to dispose of the Sale Portfolio, or the Sale Properties comprising the Sale Portfolio, for a price, individually or in the aggregate, equaling or exceeding the allocated Purchase Price in the Portfolio Sale Transaction;

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we may be unable to enter into an alternative transaction to dispose of the Sale Portfolio on terms that are acceptable to the Board;

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we would still be required to pay expenses incurred in connection with the Portfolio Sale Transaction, including legal, accounting, financial advisory, filing, printing and mailing fees;

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if our shareholders do not approve the Portfolio Sale Proposal, we would be required to reimburse the Buyer Parent for up to $3 million in reasonable out-of-pocket costs, fees and expenses incurred by the Buyer Parties in connection with the Purchase Agreement and the transactions contemplated thereby;

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we may be required to pay the Seller Termination Fee in certain specified circumstances; and

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the price of our common shares could decline.

The occurrence of any of these events may impair our ability to conduct our business, may reduce the amounts otherwise available for distribution to our shareholders and the Board could decide to conduct our liquidation and termination of the Company’s existence differently than as currently planned, or not at all.

Additional Risks Related to the Plan of Sale and Liquidation
The sales of our assets pursuant to the Plan of Sale and Liquidation will not be subject to further shareholder approval.
If our shareholders approve the Liquidation Proposal, the Board will have the authority to cause us to sell any and all of the Company’s assets on such terms and to such parties, as the Board determines appropriate and in the best interest of our shareholders, even if such terms are less favorable than those assumed for the purpose of calculating the Total Estimated Liquidating Distributions. Notably, unless a shareholder vote is otherwise required under Maryland law, our shareholders will have no subsequent opportunity to vote on such matters and will, therefore, have no right to approve or disapprove the terms of such sales.
Even if our shareholders approve the Liquidation Proposal, the Plan of Sale and Liquidation may not be completed.
If our shareholders approve the Liquidation Proposal, we will be authorized to engage in the wind-down of our business and affairs, discharging, paying or setting aside reserves for our liabilities, including contingent liabilities, disposing of our assets and distributing our remaining assets available for distribution to our shareholders (as determined by the Board in its discretion), establishing one or more reserve funds to satisfy known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. We have commenced marketing and sale activities with respect to the Remaining Company Assets with a view toward completing these sales by June 30, 2026. While the Plan of Sale and Liquidation authorizes the sale of our remaining assets, we cannot predict whether we will be able to do so by such date, or at all, or at prices or on terms and conditions acceptable to us.
In addition, notwithstanding approval of the Liquidation Proposal by our shareholders, the Board may amend or terminate the Plan of Sale and Liquidation without shareholder approval at the Board’s discretion, at any time prior to the filing of a Notice of Termination, if it determines that doing so is in the best interest of the Company and our shareholders. Thus, the Board could decide to conduct our liquidation and termination of the Company’s existence differently than as currently planned, or not at all. If the Board amends, modifies or terminates the Plan of Sale and Liquidation, it may impact the timing and amount of the Total Estimated Liquidating Distributions, our share price, our results of operations and our on-going business.
Defaults under future sale agreements may delay or reduce liquidating distributions.
The closing of the transactions contemplated by the Plan of Sale and Liquidation will be subject to our entering into and consummating future sale agreements. If any of the transactions contemplated by these future sale agreements do not close because of a buyer default, failure of a closing condition or for any other reason, including failure to find a buyer, we may not be able to enter into a new agreement on a timely basis or on terms that are as favorable as the original sale agreement. Any delay in the completion of asset sales could delay our payment of liquidating distributions to our shareholders. We will also incur additional costs involved in locating a new buyer and negotiating a new sale agreement for the asset. These additional costs are not included in our range of Total Estimated Liquidating Distributions. Such defaults and the resulting additional costs may reduce the Total Estimated Liquidating Distributions to our shareholders.
Additional liabilities and obligations could arise during the liquidation process.
Following the Portfolio Sale Transaction and the sales of the Remaining Company Assets, we will retain liabilities that must be satisfied prior to any final distribution to our shareholders, and some of those liabilities are uncertain or unknown at this time. Significant time could be required to resolve some of these liabilities, including as a result of factors beyond our control, which could impact both the timing and the amount of any final distribution to our shareholders. Also, some liabilities may involve third party disputes. If we have underestimated our existing obligations and liabilities, such as future litigation, or if unanticipated or contingent liabilities arise, the amount of distributions to our shareholders could be less than the amounts we have estimated or the timing could be delayed. For the foregoing reasons, among others, there can be no assurance as to the timing and amount of any final distributions to our shareholders, even if the Portfolio Sale Transaction is completed and the Plan of Sale and Liquidation is approved.
If we are unable to find buyers for the Remaining Company Assets on a timely basis or at our expected sales prices, our liquidating distributions may be delayed or reduced.
As of the date of this proxy statement, none of our Remaining Company Assets are subject to a binding sale agreement providing for their sale. In estimating the range of Total Estimated Liquidating Distributions, we assumed that we will be able to find buyers for all of our assets at amounts based on our estimated range of gross real estate sales prices. However, we may have overestimated the sales prices that we will ultimately be able to obtain for these assets. For example, we may decide to sell groups of properties together, at a price that could be lower than the price we could get over a longer period of time if we sold each asset separately, in order to complete sales more quickly and reduce the risk of a lengthy liquidation process, or we could be required to lower our asking prices below the low end of our current estimate of one or more assets’ market value in order to find buyers in a timely manner. Additionally, our public announcement of our intent to liquidate the Company may adversely impact the prices we will ultimately be able to obtain for the Remaining Company Assets, which could result in less proceeds from the sales of the Remaining Company Assets.
Furthermore, investments in real properties are relatively illiquid and real estate sales prices are regularly changing and fluctuate with changes in general economic or local conditions, changes in interest rates or availability of mortgage funds that may render the sale of a property difficult or unattractive, supply and demand dynamics for similar or competing properties in an area, changes in tax, real estate, environmental and zoning laws and regulations, occupancy percentages, lease rates, competition, the availability of suitable buyers, operating performance and the perceived quality and dependability of income flows from tenancies, potential major repairs or other contingent liabilities associated with the assets and a number of other factors, both local and national. If we are not able to find buyers for these assets in a timely manner or at all, or incur expenses for a longer period than anticipated, or if we have overestimated the sales prices we will receive, our liquidating distributions to our shareholders could be delayed or reduced accordingly and the Initial Special Distribution and one or more Additional Potential Special Distributions may ultimately be lower than the prevailing market or trading price of our common shares prior to the Portfolio Sale Transaction and the sales of the Remaining Company Assets pursuant to the Plan of Sale and Liquidation.
Our ability to implement the Plan of Sale and Liquidation depends upon the participation of key personnel and there is no assurance such key personnel will remain in place.
Our ability to implement the Plan of Sale and Liquidation will depend to a significant degree upon the contributions of key personnel to continue to maintain corporate and property-level operations while we complete the sales of the Remaining Company Assets and wind-down of our business and affairs, including maintaining financing arrangements and accounting services, preparing and filing all reports required to be filed by it with the SEC, the IRS and other regulatory agencies, maintaining our REIT status (to the extent applicable) and maintaining our compliance with the Sarbanes-Oxley Act. Following the closing of the Portfolio Sale Transaction, the Company expects to begin and continue, as appropriate, downsizing with a focus on retaining an appropriate level of personnel with the necessary skill set commensurate with the reduced size of the Company, including those executive officers and other key personnel necessary for the continued operation of the Remaining Company Assets and completion of the wind-down activities, which downsizing is expected to affect both officers and other employees. There can be no assurance that we will be able to retain or replace key personnel needed to successfully maintain operations while we implement the Plan of Sale and Liquidation. The loss of, or inability to retain or replace, key personnel could adversely impact our business and our ability to successfully implement the Plan of Sale and Liquidation and could result in delays.
If the Liquidation Proposal is approved by our shareholders, we do not intend to declare or pay future regular quarterly distributions.
On August 4, 2025, we announced that the Board had declared the October Regular Quarterly Distribution of $0.18 per common share to be paid on October 3, 2025. If the Liquidation Proposal is approved by our shareholders, we expect to discontinue the payment of regular quarterly distributions and, instead, only make liquidating distributions in the future, if available and in the discretion of the Board, including the Initial Special Distribution and one or more Additional Potential Special Distributions.
We may require additional capital or financing to complete the wind-down of the Company’s business and affairs, dissolution and termination of the Company’s existence under the Plan of Sale and Liquidation, which may reduce the amount available for distribution to shareholders.
In connection with the Proposed Transactions, we intend to obtain the Debt Financing from GS Bank, which will be secured by substantially all of Elme’s real estate assets and subsidiary equity interests that remain after the closing under the Purchase Agreement. The funding of the Debt Financing is contingent on the closing of the Portfolio Sale Transaction and the satisfaction of customary conditions, including but not limited to execution and delivery of definitive documentation with respect to the Debt Financing. The actual documentation governing the Debt Financing has not been finalized. The actual amount of proceeds from the Debt Financing may be lower than we estimate due to, among other things, the results of lender real estate diligence, including property appraisals for lending purposes, establishment of customary reserves for property maintenance costs or special reserves for issues identified during lender real estate diligence, and/or higher than estimated third party expenses associated with consummating the Debt Financing.
The Company intends to use a portion of the proceeds from the Debt Financing toward payment of the Initial Special Distribution, but additional funds will be set aside for operations during the wind-down of the Company’s business and affairs and sales of the Remaining Company Assets. There is no assurance that the amount available under the Debt Financing, together with funds from operations of the Remaining Company Assets until they are sold, will be sufficient for all required purposes. If such funds are insufficient, we may require additional capital to fund our other capital needs, including funds that will be needed to implement the Plan of Sale and Liquidation effectively. For example, we may be required to invest capital to correct defects or to make improvements before a property can be sold. We cannot assure you that we will have funds available to correct these defects or to make these improvements or be able to raise such additional capital, if needed. In addition, the ability to make Additional Potential Special Distributions will be subject to ongoing compliance with the covenants and other terms of our Debt Financing which could impact our ability to make, or the timing of, distributions. Reductions in the amounts that we receive when we sell our assets, or our failure to comply with the covenants in the Debt Financing documentation, our failure to meet our capital needs with the Debt Financing, or other financing that is on favorable terms, could reduce, eliminate or delay the liquidating distributions we make to our shareholders, or otherwise adversely effect our financial condition.
Shareholders may be liable to our creditors, up to the amounts received from us pursuant to the Plan of Sale and Liquidation if our reserve fund or the assets transferred to a liquidating trust are inadequate.
If our shareholders approve the Liquidation Proposal, we intend to dispose of our assets, discharge, pay or set aside reserves for our liabilities, including contingent liabilities, and distribute to our shareholders any remaining assets pursuant to the Plan of Sale and Liquidation as soon as practicable. In the event that it should not be feasible, in the opinion of the Board, for the Company to pay, or adequately provide for, all of our debts and liabilities, or if the Board shall determine it is advisable, the Board may establish a liquidating trust to which the Company could distribute in kind its unsold assets.
Any reserve fund or assets transferred to a liquidating trust established by us may not be adequate to cover any contingent expenses and liabilities. Under Maryland law, if we make distributions and fail to maintain an adequate reserve fund or fail to transfer adequate assets in a liquidating trust for payment of our contingent expenses and liabilities, each shareholder could be held liable for payment to our creditors of such amounts owed to creditors which we fail to pay. The liability of any shareholder would be limited to the amount of such liquidating distributions previously received by such shareholder from us or the liquidating trust. Accordingly, in such event, a shareholder could be required to return all such distributions received from the Company or the liquidating trust. If a shareholder has paid taxes on liquidating distributions previously received, a repayment of all or a portion of such amount could result in a shareholder incurring a net tax cost if the shareholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. If we decide to establish a reserve fund or transfer assets to a liquidating trust to provide for any unknown or outstanding liabilities and expenses, it may delay distributions our shareholders would otherwise receive.
During the course of the liquidation process, we will change our basis of accounting, which could require us to write down our assets.
During the course of the liquidation process, we will eventually change our basis of accounting from the going-concern basis to the liquidation basis of accounting. In order for our financial statements to be in accordance with generally accepted accounting principles (“GAAP”) under the liquidation basis of accounting, all of our assets must be measured at the estimated amount of consideration we expect to collect and all of our liabilities must be measured at the estimated amounts at which the liabilities are expected to be settled. There is a risk that the liquidation basis of accounting may result in write-downs of certain of our assets to values substantially less than their carrying amounts and may require that certain of our liabilities be increased or recorded to reflect the anticipated effects of the liquidation.
For as long as appropriate, we intend to continue to use the going-concern basis of accounting. Under the going-concern basis, assets and liabilities are expected to be realized in the normal course of business. However, long-lived assets to be sold should be reported at the lower of carrying amount or estimated fair value less cost to sell. For long-lived assets to be held and used, when a change in circumstances occurs, our management must assess whether we can recover the carrying amounts of our long-lived assets. If our management determines that, based on all available information, we cannot recover those carrying amounts, an impairment of value of our long-lived assets will be deemed to have occurred and the assets written down to their estimated fair value.
The Company will likely continue to incur the expenses of complying with public company reporting requirements during the wind-down process.
Following the closing of the Portfolio Sale Transaction and through our subsequent wind-down and liquidation, if any, we intend to, and may be required to, continue to comply with the applicable reporting requirements of the Exchange Act, even if compliance with these reporting requirements is economically burdensome. To the extent such compliance is required, in order to curtail expenses, we may seek relief from the SEC from certain of the reporting requirements under the Exchange Act. We anticipate that, if such relief is granted, we would continue to file annual reports on Form 10-K and current reports on Form 8-K to disclose material events relating to the our liquidation, along with any other reports that might be required by the SEC. Although the financial statements contained in such reports will be prepared in accordance with GAAP and will be reviewed by our independent registered public accounting firm, it is not contemplated that the financial statements will be audited by independent registered public accountants. We anticipate that, if such relief is granted, we would not prepare or distribute quarterly financial statements.
If our Liquidation Proposal is approved, we anticipate that our common shares will be delisted from the NYSE at a future date to be determined by the Board.
In connection with the Plan of Sale and Liquidation, at a future date as the Board determines, we anticipate that we will voluntarily delist our common shares from the NYSE, subject to the rules of the NYSE and our Declaration of Trust, in order to reduce our operating expenses and maximize our liquidating distributions. In addition, the NYSE may commence delisting proceedings against us if (i) the average closing price of our common shares over a 30-day consecutive trading period falls below $1.00 per common share, (ii) our average market capitalization over a 30-day consecutive trading period falls below $15 million or (iii) we lose our REIT qualification. If our common shares are delisted, you may have difficulty trading your common shares on the secondary market. In addition, if the Board determines, in its sole discretion, to transfer our remaining assets and liabilities to a liquidating trust, our liquidating trust will likely provide for a prohibition on the transfer of trust interests, subject to certain limited exceptions.
As a result of the Plan of Sale and Liquidation, certain institutional shareholders may be required to sell their common shares if the common shares fail to meet the requirements to be on certain indexes.
If the Plan of Sale and Liquidation is approved by shareholders, the governing documents of certain of our institutional investors may prohibit them from holding our common shares. Similarly, any index of which our common shares are a member, such as the Russell 2000, may have restrictions that would require our common shares to no longer be part of such index. If either or both of these were to be the case, such institutional investors and other investors who invest in stocks included on such index would be required to divest of the common shares they hold which would create downward pressure on the trading price of our common shares. If this were to occur, shareholders who sell common shares prior to our completion of the liquidation may receive less than shareholders who receive all liquidating distributions ultimately made.
Risks Related to Taxes and our Status as a REIT
We may fail to continue to qualify as a REIT, which would reduce the amount of any potential distributions.
The range of Total Estimated Liquidating Distributions set forth in this proxy statement assumes that the Company will continue to qualify as a REIT under the Code during the entire liquidation process and, therefore, no provision has been made for federal income taxes. So long as we qualify as a REIT and distribute all of our REIT taxable income each year, we generally will not be subject to federal income tax. While the Board does not presently intend to terminate our REIT status prior to the final liquidating distribution of our assets and our termination by voluntary dissolution, pursuant to the Plan of Sale and Liquidation, the Board may take actions that would result in such a loss of REIT status. To qualify as a REIT, we must satisfy various ongoing requirements relating to the nature of our gross assets and income, the timing and amount of distributions and the composition of our shareholders. There can be no assurance that we will be able to maintain our REIT qualification. We may encounter difficulties satisfying these requirements as part of the liquidation process. If we lose our REIT status, we would be taxable as a corporation for federal income tax purposes and would be liable for federal income taxes, including any applicable alternative minimum tax, at the corporate rate with respect to our entire income from operations and from liquidating sales of our assets for the taxable year in which our qualification as a REIT terminates and in any subsequent years, and we would not be entitled to a tax deduction for distributions that we make. We would also be subject to increased state and local taxes. As a result of these consequences, our failure to qualify as a REIT could substantially reduce the funds available for distribution to our shareholders.
The sale of properties may cause us to incur penalty taxes, or own and sell properties through taxable REIT subsidiaries (“TRS”), each of which would reduce the amount available for distribution to our shareholders.
The sale of one or more of our properties may be considered a prohibited transaction under the Code. Any “inventory-like” sales or dealer sales could be considered such a prohibited transaction. If we are deemed to have engaged in a “prohibited transaction” (i.e., sale of a property held by us primarily for sale in the ordinary course of our trade or business), all net gain that we derive from such sale would be subject to a 100% penalty tax. The Code sets forth a safe harbor for REITs that wish to sell property without risking the imposition of the 100% penalty tax. The sale of our properties in anticipation of or in connection with the Plan of Sale and Liquidation, or the sales of our properties if shareholders do not approve the Liquidation Proposal, may not satisfy the prohibited transaction safe harbor, depending on the circumstances in which such sales are completed.
If we desire to sell a property pursuant to a transaction that does not satisfy the safe harbor, we may be able to avoid the prohibited transaction tax if, among other alternatives, we hold and sell the property through a TRS. In that case, any gain would be taxable to the TRS at regular corporate income tax rates.
As a result of the foregoing circumstances, the amount available for distribution to our shareholders could be significantly reduced.
Distributing interests in a liquidating trust (or other liquidating entity) may cause you to recognize gain prior to the receipt of cash.
The REIT provisions of the Code generally require that each year we distribute as dividends to our shareholders at least 90% of our REIT taxable income (determined without regard to the dividends paid deduction and by excluding any net capital gains). Our liquidating distributions generally will not qualify as deductible dividends for this purpose unless, among other things, we make such distributions within 24 months after the adoption of the Plan of Sale and Liquidation.

Conditions may arise which cause us not to be able to liquidate within such 24-month period or otherwise maintain our REIT status. In such event, rather than retain our assets and risk losing our status as a REIT, we may elect, for tax purposes, to transfer our remaining assets and liabilities to a liquidating trust or convert the Company to a liquidating entity that is a limited liability company, partnership or a trust. In addition, the Board may cause the Company to transfer its remaining assets and liabilities to a liquidating trust or to convert the Company to another form of liquidating entity if the Board determines, in its discretion, that it is advantageous or appropriate to do so. Such a transfer or conversion would be treated as a distribution of our remaining assets to our shareholders, together with a contribution of the assets to the liquidating trust or other liquidating entity. As a result, you would recognize gain to the extent that your share of the cash and the net fair market value of any assets (less liabilities assumed) received or initially held by the liquidating trust or other liquidating entity was greater than your basis in your Company common shares, regardless of whether you contemporaneously receive a distribution of cash with which to satisfy any resulting tax liability, and the Company may have withholding tax obligations with respect to foreign shareholders. In addition, it is possible that the fair market value of the assets received or initially held by the liquidating trust or other liquidating entity, as estimated for purposes of determining the extent of your gain at the time at which interests in the liquidating trust or other liquidating entity are distributed to the shareholders, will exceed the cash or fair market value of property received by the liquidating trust or other liquidating entity on a later sale of the assets. In this case, you could recognize a loss in a taxable year subsequent to the taxable year in which the gain was recognized, the deductibility of which may be limited under the Code. The distribution to shareholders of interests in a liquidating trust or the conversion of the Company to a liquidating entity may also cause ongoing adverse tax consequences (particularly to tax-exempt and foreign shareholders, which may be required to file U.S. tax returns with respect to their share of income generated by the liquidating trust or other liquidating entity).
Because liquidating distributions may be made in multiple tax years, if we were to abandon the Plan of Sale and Liquidation in a tax year subsequent to one in which we already made liquidating distributions, the timing and character of your taxation with respect to liquidating distributions made to you in the prior tax year could change, which may subject you to tax liability (which tax liability could be at ordinary income rates, subject to the Code section 199A deduction, if available, rather than capital gains rates) in the prior tax year that you would not otherwise have been subject to and we could lose our REIT status as of the beginning of such prior tax year.
The U.S. federal income tax consequences of abandoning a plan of liquidation are not entirely clear once we have begun making liquidating distributions, in particular because liquidating distributions could be made in multiple tax years during the 24 months we have for U.S. federal income tax purposes to complete our liquidation after the Plan of Sale and Liquidation has been adopted by our shareholders. In general, distributions to you under the Plan of Sale and Liquidation, including your pro rata share of the fair market value of any assets that are transferred to a liquidating trust, should not be taxable to you for U.S. federal income tax purposes until the aggregate amount of liquidating distributions to you exceeds your adjusted tax basis in your common shares, and then should be taxable to you as capital gain (assuming you hold your shares as a capital asset). However, if we abandon the Plan of Sale and Liquidation, the U.S. federal income tax treatment of any liquidating distributions already made pursuant to the Plan of Sale and Liquidation would change because they would no longer be treated as having been made as part of our complete liquidation. Instead, any such distributions would be treated as either a distribution made with respect to the shares you hold, subject to the normal rules of U.S. federal income tax the distributions you currently receive are subject to, or as payment to you for the sale or exchange of your shares in partial redemption of them.
Whether sale or distribution treatment would apply to you depends on your particular circumstances and we cannot predict which would apply; however, regardless of which treatment would apply, each distribution likely would be at least be partially taxable to you. Accordingly, if we had made liquidating distributions in the tax year we adopted the Plan of Sale and Liquidation which did not exceed your tax basis in your shares (and therefore were not taxable to you), and we abandoned the Plan of Sale and Liquidation in the subsequent tax year, you may now have a tax liability with respect to the distributions made to you in the prior tax year, and, if they are treated as distributions rather than a sale or exchange, whether you are taxed at ordinary (subject to the Code section 199A deduction, if available), or capital gains rates, may depend on whether we had declared any portion of such distributions as capital gain dividends.

In addition, liquidating distributions we make pursuant to the Plan of Sale and Liquidation qualify for the dividends paid deduction (which helps us ensure we meet our annual distribution requirement during our liquidation process), provided that they are made within 24 months of the adoption of such plan (within the meaning of the Code (which is effective upon approval by the shareholders of the Plan of Sale and Liquidation)); however, if such distributions were no longer made pursuant to our complete liquidation within 24 months of such adoption of our Plan of Sale and Liquidation whether any part of such distributions qualify for the dividends paid deduction will depend on different criteria. If we had made some liquidating distributions in one tax year and we abandoned the Plan of Sale and Liquidation in the subsequent tax year, it is possible that we may not have made sufficient distributions in that first tax year to satisfy our annual distribution requirement for that tax year which, if we are unable to cure such failure, could result in the loss of our REIT status effective as of the beginning of that first tax year.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this proxy statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters.
Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Additional factors which may cause the actual results, performance, or achievements of Elme to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements include, but are not limited to: the satisfaction or waiver of other conditions to closing the Portfolio Sale Transaction pursuant to the Purchase Agreement; the possibility that Elme’s shareholders do not approve the Portfolio Sale Proposal and/or the Liquidation Proposal or that the conditions to the closing on the Sale Properties included in the Portfolio Sale Transaction are not satisfied or waived at all or on the anticipated timeline; the possibility that Elme’s shareholders approve one but not both of the Portfolio Sale Proposal and the Liquidation Proposal; unanticipated difficulties or expenditures relating to the Proposed Transactions; changes in the amount and timing of the Initial Special Distribution and any Additional Potential Special Distributions, including but not limited to as a result of unexpected levels of transaction costs, unexpected additional capital or financing requirements, delayed or terminated closings, defaults under future sale agreements pursuant to the Plan of Sale and Liquidation, liquidation costs or unpaid or additional liabilities and obligations, including but not limited to tax liabilities; the inability to close our proposed Debt Financing on the terms or timeline or for the amount anticipated, including the anticipated fees associated with the repayment of our existing indebtedness; the possibility of converting to a liquidating trust or other liquidating entity; the ability of the Board to terminate the Plan of Sale and Liquidation, whether or not approved by shareholders; the possibility that Elme does not reserve adequate funds to cover expenses and liabilities, and the possibility that our creditors, in that instance, could seek repayment from our shareholders up to the amount of the Total Estimated Liquidating Distributions; the response of our residents, tenants and business partners to the announcement of the Proposed Transactions; potential difficulties in retaining our executive officers and other key personnel as a result of announcement of the Proposed Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Portfolio Sale Transaction; the outcome of legal proceedings that may be instituted against Elme, its trustees and others related to the Proposed Transactions; the risk that disruptions caused by or relating to the Proposed Transactions will harm Elme’s ongoing business, including current plans and operations; risks relating to the market value of Elme’s common shares, including following approval of the Proposed Transactions by our shareholders and any requirements that certain institutional shareholders sell their common shares; risks relating to the delisting of Elme’s common shares from the NYSE; risks relating to the expenses of complying with public company reporting requirements; risks associated with the limitations set forth in the Purchase Agreement regarding Elme’s ability to pursue alternatives to the Portfolio Sale Transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the Proposed Transactions; restrictions during the pendency of the Portfolio Sale Transaction that may impact Elme’s ability to pursue certain business opportunities or strategic transactions; risks associated with any change in Elme’s basis of accounting; general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of Elme’s properties and potential illiquidity of Elme’s remaining real estate investments); whether or not the sale of one or more of Elme’s properties may be considered a prohibited transaction under the Internal Revenue Code of 1986, as amended; Elme’s ability to maintain its status as a real estate investment trust for U.S. federal income tax purposes; risks associated with tax liability in implementing the Plan of Sale and Liquidation; the occurrence of any event, change or other circumstances that could give rise to the termination of one or both of the Proposed Transactions; the risks associated with ownership of real estate in general and our real estate assets in particular; general economic and market developments and conditions; and volatility and uncertainty in the financial markets.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Elme’s businesses in the “Risk Factors” section of this proxy statement and Elme’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Elme from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. While forward-looking statements reflect the Elme’s good faith beliefs, they are not guarantees of future performance. Elme undertakes no obligation to update its forward-looking statements or risk factors to reflect new information, future events or otherwise.

THE SPECIAL MEETING
Date, Time and Place of the Special Meeting
This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held on [•], 2025 at [•] a.m., Eastern Time. The Special Meeting will be held in virtual-only format via live webcast at [•]. There will be no physical location for the Special Meeting.
Purpose
The purpose of the Special Meeting is for you to consider and vote on the following proposals:
1.
the Portfolio Sale Proposal;

2.
the Liquidation Proposal;

3.
the Compensation Proposal; and

4.
the Adjournment Proposal.

Our shareholders must approve the Portfolio Sale Proposal for the Portfolio Sale Transaction to be completed. Our shareholders must approve the Liquidation Proposal for the Plan of Sale and Liquidation to become effective. A copy of the Purchase Agreement and the Plan of Sale and Liquidation are attached as Appendix A and Appendix B, respectively, to this proxy statement, which we encourage you to read carefully in their entirety. See “The Purchase Agreement” beginning on page 88 and “The Plan of Sale and Liquidation” beginning on page 103, respectively, for a summary of their material provisions.
Approval of the Portfolio Sale Proposal is not conditioned on approval of the Liquidation Proposal. The approval by our shareholders of the Portfolio Sale Proposal is a closing condition under the Purchase Agreement and, in the event the Portfolio Sale Proposal does not receive the vote necessary to approve that proposal, then the closing conditions under the Purchase Agreement will not be satisfied (even if the Liquidation Proposal receives the vote necessary to approve that proposal) and the Portfolio Sale Transaction will not be completed. Approval of the Liquidation Proposal is not conditioned on approval of the Portfolio Sale Proposal or the closing of the Portfolio Sale Transaction.
Record Date, Notice and Quorum
Only holders of common shares at the close of business on September 10, 2025, which is the Record Date for the Special Meeting, are entitled to receive notice of and vote at the Special Meeting or any adjournments or postponements of the Special Meeting. On the Record Date, there were [•] common shares outstanding.
The presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting on any matter will constitute a quorum at the Special Meeting. A quorum is necessary to hold the Special Meeting. Abstentions and broker non-votes, if any, are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the virtual Special Meeting.
Required Vote
Approval of each of the Portfolio Sale Proposal and the Liquidation Proposal requires the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Because the required vote for each of the Portfolio Sale Proposal and the Liquidation Proposal is based on the number of votes entitled to be cast by the holders of our common shares rather than on the number of votes cast, any common shares not voted (whether by abstentions, broker non-votes, if any, or otherwise) will have the same effect as voting “AGAINST” approval of the Portfolio Sale Proposal and “AGAINST” approval of the Liquidation Proposal.

Approval of each of the Compensation Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast, meaning the number of votes “FOR” a proposal must exceed the number of votes “AGAINST” that proposal. For these proposals, if you fail to vote your common shares (whether by abstentions, broker non-votes, if any, or otherwise) such failure will not have any effect on the outcome of these proposals, assuming a quorum is present. Approval of the Compensation Proposal and the Adjournment Proposal is not a condition to the completion of the Portfolio Sale Transaction or the effectiveness of the Plan of Sale and Liquidation.
Each common share that was outstanding on the Record Date entitles the holder thereof to one vote on each proposal presented at the Special Meeting.
Virtual Attendance
If you are a registered shareholder (i.e., you hold your shares directly through our transfer agent, Computershare), you do not need to register to virtually attend the Special Meeting. Please follow the instructions on the notice or proxy card that you received.
If you hold your shares in “street name,” (i.e., through a broker, bank or other nominee) and want to attend the Special Meeting, you must register in advance of the meeting. To register to attend the Special Meeting, you must submit proof of your proxy power (legal proxy) reflecting your holdings in Elme along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time, on [•], 2025.
You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare as follows:
•
By email: legalproxy@computershare.com; or

•
By mail:   Computershare

Elme Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
If you do not register to attend the meeting by 5:00 p.m. Eastern Time, on [•], 2025, you may enter the Special Meeting as a guest, but you will not have the ability to ask questions or vote.
The online meeting will begin promptly at [•] a.m., Eastern Time. We encourage you to access the meeting prior to the start time.
Authorizing a Proxy and Voting
Voting by Proxy for Shares Registered Directly in the Name of the Shareholder
Shareholders of record may cause their common shares to be voted by proxy using one of the following methods:
•
Vote by Internet.   You may authorize a proxy to vote via the Internet by following the instructions provided on your proxy card. The website for Internet voting is printed on your proxy card. To authorize a proxy to vote your common shares online, you will be asked to enter your control number(s) to ensure the security of your vote. You will find your control number on your proxy card received with your proxy statement. If you vote by Internet, you do not need to return your proxy card.

•
Vote by Telephone.   You also have the option to authorize a proxy to vote by telephone by calling the toll-free number listed on your proxy card. When you call, please have your proxy card in hand. You will be asked to enter your control number(s) to ensure the security of your vote. You will receive a series of voice instructions that will allow you to authorize a proxy to vote your common shares. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

•
Vote by Mail.   If you received printed materials and would like to authorize a proxy to vote your common shares by mail, please mark, sign and date your proxy card and return it promptly to our transfer agent, Computershare, in the postage-paid envelope provided. Mailed votes must be received by [•], 2025 in order to be counted.

The enclosed proxy card clearly indicates in bold face type that the solicitation is made on behalf of the Board and provides a specifically designated blank space to date the proxy. Shareholders may vote “FOR,” “AGAINST” or “ABSTAIN” separately on each of the following matters: (1) the Portfolio Sale Proposal; (2) the Liquidation Proposal; (3) the Compensation Proposal; and (4) the Adjournment Proposal. Unless you specify otherwise, proxies that are properly executed and returned will be voted as recommended by the Board and, in the discretion of the named proxies, on any other business that may properly come before the Special Meeting.
Regardless of whether you plan to virtually attend the Special Meeting, we request that you complete and return your proxy as promptly as possible.
Voting by Proxy for Shares Held in “Street Name”
If your shares are held in a stock brokerage account or by a bank or other nominee, then you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote, and you are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Special Meeting, unless you request a proxy from your broker, bank or other nominee. Your broker, bank or other nominee has enclosed a voting instruction form or other document for you to use in directing the broker, bank or other nominee regarding how to vote your shares.
Brokers who hold shares in “street name” for customers have the authority to vote on matters deemed “routine” by the NYSE, the exchange on which our common shares are listed, when they have not received instructions from beneficial owners. However, brokers are precluded from exercising their voting discretion with respect to approval of non-routine matters, and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. A broker non-vote occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. Because none of the proposals to be voted on at the Special Meeting is a routine matter for which brokers may have discretionary authority to vote, the Company does not expect any broker non-votes at the Special Meeting. If there are any broker non-votes, they will be considered as “present” for purposes of determining a quorum, and will have the effect of a vote “AGAINST” the Portfolio Sale Proposal and the Liquidation Proposal, but will have no effect on the Compensation Proposal or the Adjournment Proposal. Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction form or other document from your broker, please contact your broker promptly to obtain the voting instruction form or other document. Your vote is important to the success of the proposals being considered at the Special Meeting. The Company encourages all of its shareholders whose shares are held in “street name” to provide their brokers with instructions on how to vote.
Revocation of Proxies and Voting Instructions
You may change your vote by revoking your proxy or voting instructions at any time prior to the Special Meeting. If you are a registered shareholder, you may revoke your proxy by:
•
submitting a duly executed proxy card bearing a date later than the previous proxy date to the Corporate Secretary by [•], 2025;

•
voting electronically during the Special Meeting at [•]; or

•
delivering a signed notice of revocation of the proxy card to our Corporate Secretary at the following address: c/o Corporate Secretary, Elme Communities, 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814.

If you own your shares in “street name,” you may revoke or change previously submitted voting instructions by following the instructions provided by the broker, bank or other nominee that is the registered owner of the common shares.
Virtual attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy or previously submitted voting instructions.
If you have questions about how to vote or revoke your proxy, you should contact Elme’s proxy solicitor, Sodali & Co at +1 (800) 662-5200 (toll-free in North America) or at +1 (203) 658-9400.
Adjournment and Postponement; Other Procedural Matters
If a quorum is not present in person or represented by proxy at the Special Meeting, the chairperson of the Special Meeting may adjourn or postpone the meeting from time to time to a date not more than 120 days after the Record Date for the Special Meeting, without notice other than announcement at the Special Meeting. At the adjourned Special Meeting at which a quorum is virtually present, any business may be transacted that might have been transacted at the Special Meeting as originally noticed.
At any time prior to convening the Special Meeting, we may postpone the Special Meeting for any reason without the approval of our shareholders to a date not more than 120 days after the original record date (subject to certain restrictions in the Purchase Agreement, including that the Special Meeting generally may not be held, without Buyer’s consent, on a date that is more than thirty (30) days after the date on which the Special Meeting was originally scheduled or more than one hundred and twenty (120) days from the Record Date).
Although it is not currently expected, if you are a holder of common shares, you may be asked to approve one or more adjournments of the Special Meeting, solely with respect to the proposals for which insufficient votes to approve such proposals were cast, to a later date or dates, if necessary, appropriate or advisable to solicit additional proxies. The persons named as proxies on the proxy card will only have the authority to approve such adjournments as instructed by you or your proxy. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our shareholders who have already granted their proxies to revoke them at any time prior to their use. See “Proposal Four: Adjournment Proposal” on page 114.
Solicitation of Proxies
This solicitation of proxies is being made by the Company on behalf of its Board. The Company has engaged Sodali & Co. to assist with the solicitation of proxies. The Company (not Cortland or its affiliates) is responsible for and is making this solicitation and for the content of this proxy statement. Although the Company and Cortland have agreed to share certain solicitation expenses as described below, Cortland is not making this solicitation.
The Company and Buyer (or Buyer Parent) will split the cost of preparing and soliciting proxies for the Special Meeting evenly, up to $1 million, and the Company will pay for any additional cost of preparing and soliciting proxies. In addition to mailed proxy materials, our trustees, executive officers and our employees may also solicit proxies in person, by phone, by internet or by other means of communication. Our trustees, executive officers and our employees will not be paid any additional compensation for soliciting proxies. We will also request that banking institutions, brokerage firms, custodians, directors, nominees, fiduciaries and other like parties forward the solicitation materials to the beneficial owners of common shares held of record by such persons, and we will, upon request of such persons, reimburse forwarding charges and out-of-pocket expenses.
We have hired Sodali & Co to assist in distributing and soliciting proxies and will pay approximately $25,000 plus expenses for these services.

Assistance
If you need assistance in completing your proxy card or have questions regarding the various voting options with respect to the Special Meeting, please contact our proxy solicitor:
Sodali & Co
430 Park Avenue, 14th Floor
New York, NY 10022
Call Toll-Free: +1 (800) 662-5200
Call Collect: +1 (203) 658-9400

THE PROPOSED TRANSACTIONS
The following is a summary of the material features of the Portfolio Sale Transaction and the Plan of Sale and Liquidation. This summary may not contain all of the information about the Portfolio Sale Transaction and the Plan of Sale and Liquidation that is important to you. We encourage you to carefully read this entire proxy statement, including the Purchase Agreement, the Plan of Sale and Liquidation and the other documents attached to this proxy statement and incorporated herein by reference, for a more complete understanding of the Portfolio Sale Transaction and the Plan of Sale and Liquidation.
General
The Board has unanimously (i) determined that the Purchase Agreement and the transactions contemplated thereby, including, without limitation, the Portfolio Sale Transaction, are approved, advisable and in the best interest of the Company and the shareholders, (ii) adopted and approved the Purchase Agreement, and (iii) determined that the Plan of Sale and Liquidation is approved, advisable and in the best interests of the Company and the shareholders. The following summarizes the various strategic alternatives that the Board and management considered and discussed prior to proposing and approving the Proposed Transactions.
Background of the Proposed Transactions
The Company is a self-administered equity real estate investment trust and successor to a trust organized in 1960. The Company’s business now primarily consists of the ownership of apartment communities in the greater Washington, DC metro area and the Sunbelt region. The Company historically owned a diversified portfolio of office buildings, medical office buildings, industrial/flex properties, multifamily buildings and retail centers in the Washington, DC metro region. Over the past 14 years, the Company has engaged in a number of transactions that have ultimately transformed and streamlined its portfolio from five asset classes into one, beginning with the sales of its entire industrial segment in 2011 and its medical office segment in 2013. The Company’s strategic shift toward the residential sector continued in 2021 with several significant portfolio sale transactions through which the Company disposed of 12 office and eight retail properties. By the end of 2021, all but one of the Company’s properties were in the multifamily asset class. As the Company repositioned to a multifamily-focused REIT, the Company began acquiring multifamily properties in the Sunbelt region and designed and built a scalable operating platform, internalized multifamily operations, and executed platform initiatives designed to improve our performance and profitability with the goal of reducing our cost of capital in order to scale our portfolio and further grow the Company. Between 2021 and 2023, the Company acquired six multifamily properties in the Atlanta, Georgia metro area. As of the date of this proxy statement, the Company owns 28 multifamily properties and one office property.
As the Company was repositioning its portfolio from a diversified portfolio to a multifamily-focused asset class, the Board periodically and in the ordinary course of business reviewed, with the Company’s executive management team, its outside legal counsel, Hogan Lovells US LLP (“Hogan Lovells”), and its financial advisor, Goldman Sachs, the Company’s long-term strategies and objectives. As part of these reviews, the Board, from time to time, evaluated and considered various potential strategic alternatives to the Company’s existing business strategy, including potential acquisitions, dispositions, strategic business combination transactions and joint ventures. In addition, from time to time, the Company received unsolicited inquiries from third parties regarding the Company’s interest in potential strategic transaction opportunities. None of these strategic alternatives reviews or unsolicited inquiries resulted in viable opportunities that the Board believed were in the best interests of its shareholders when compared to the Company’s existing business strategy and objectives.
After having completed the internalization of property management in July 2023, and following several years of streamlining operations and transforming the business into a focused multifamily platform, the Company continued to face challenges, including a high cost of capital, that adversely impacted its ability to achieve portfolio growth in a manner accretive to shareholders. At the Board’s annual strategic retreat held from September 15-17, 2024, the Board and the executive management team reviewed the Company’s current business strategy and direction. To assist its review of the Company’s business strategy and direction, the Board received presentations from the representatives of a number of investment banks, including Goldman Sachs, regarding the Company’s performance in the multifamily sector and potential strategic alternatives for the Company. The Board discussed and considered the Company’s future business prospects and the work the Company had already undertaken to scale its portfolio and reduce its cost of capital, as well as potential challenges of continuing to operate the Company as a stand-alone entity, including among others, the Company’s relatively small scale, when compared to other publicly traded multifamily REITs, the challenges of raising capital through a sale of common shares in a manner that is not dilutive to existing shareholders, the need for additional capital to grow the Company’s business and the challenges of raising additional capital and making accretive acquisitions relative to the Company’s cost of capital. Following these discussions, the Board and the executive management team acknowledged the ongoing challenges of achieving a desired level of accretive growth over the next several years, and the Board agreed to further consider whether to conduct a strategic alternatives review process at upcoming meetings.
On October 17, 2024, the Board held a meeting with members of the executive management team and with representatives of Goldman Sachs and Hogan Lovells present. During the meeting, the Board continued discussions regarding the Company’s existing business strategies, whether to conduct a strategic alternatives review process and potential parties that could have interest in a strategic transaction with the Company. Following discussion, the Board instructed Mr. Paul McDermott, Chairman and Chief Executive Officer of the Company (“Mr. McDermott”), to contact representatives of Jones Lang LaSalle Securities, LLC (“JLLS”), who had previously advised the Company in connection with the Company’s office and retail portfolio sale transactions, to discuss market trends and potential transaction counterparties in the multifamily sector, all to assist the Board as part of its ongoing consideration of strategic alternatives.
In mid-November 2024, Mr. McDermott received a telephone call from a representative of a private real estate investment and management company (“Party A”), expressing interest in a strategic transaction opportunity if the Company were ever interested in pursuing such discussions. Party A had from time to time previously expressed interest in discussing a strategic opportunity with the Company. Without referring to the Board’s ongoing consideration of strategic alternatives, Mr. McDermott informed the representative of Party A that, should the Board ever decide to formally pursue an evaluation of strategic alternatives, the Company would be in touch with Party A. Mr. McDermott subsequently informed the Board of the outreach.
On December 5, 2024, the Board held a meeting with members of the executive management team and with representatives from JLLS and Hogan Lovells present. During the meeting, the representatives of JLLS presented their views regarding the multifamily sector, market trends and potential parties interested in the multifamily sector that could have interest in a strategic transaction with the Company. The Board asked questions and engaged in discussion. The Board also discussed engaging both Goldman Sachs and JLLS to assist with a strategic alternatives review process, and discussed the relationship of Ms. Susan Carras, a trustee of the Company (“Ms. Carras”), with an affiliate of JLLS, as disclosed in the Company’s SEC filings. Having determined to proceed with a strategic alternatives review process, the Board then determined that it was in the best interest of the Company to establish the Transaction Committee, consisting entirely of independent trustees Mr. Benjamin S. Butcher, the Board’s lead independent trustee (“Mr. Butcher”) who was designated as chairman of the Transaction Committee, Ms. Ellen M. Goitia and Mr. Thomas H. Nolan, to facilitate the Board’s strategic alternatives review process, which was expected to include launch of a sale process outreach in the first quarter of 2025.
In mid-December 2024, representatives from Argosy-Lionbridge Real Estate Securities, L.P., a shareholder of the Company (the “Investor”) submitted nomination papers proposing several trustee nominees for consideration at the upcoming 2025 annual meeting of shareholders. The Investor had originally contacted the management of the Company in late November 2024 to express concerns regarding the Company’s performance and recommend that the Company engage in a strategic alternatives review. Mr. Butcher, Mr. McDermott and several other non-management members of the Board engaged in discussions with the representatives from the Investor regarding their concerns and their nomination papers. The Board did not engage in discussions with representatives of the Investor regarding the Board’s ongoing consideration of strategic alternatives, the formation of the Transaction Committee or the Board’s intention to launch a sale process until after the public announcement in February 2025 of the Board’s formal strategic alternatives review process. In January 2025 the Company’s Nominating and Corporate Governance Committee interviewed the Investor’s trustee nominees, ultimately recommending that the Board appoint Mr. Ron D. Sturzenegger (“Mr. Sturzenegger”) to the Board and to the Transaction Committee. The Board

recognized that Mr. Sturzenegger’s prior investment banking experience would be useful to the Board and the Transaction Committee in connection with the strategic alternatives review process. On March 19, 2025, the Company entered into a Cooperation Agreement with the Investor and certain other persons and entities identified therein and appointed Mr. Sturzenegger to the Board and Transaction Committee.
In late January 2025, the Company received an unsolicited letter addressed to Mr. McDermott from the founder of a private multifamily owner/operator, expressing an interest in exploring a potential acquisition of the Company and specifying an initial indication of value of $19.00 in cash per outstanding common share. The letter referenced expected sources of equity and debt financing and contemplated conducting and negotiating definitive agreements within 60 days. Mr. McDermott shared the letter with the Board and discussed the letter with Mr. Butcher and representatives of Goldman Sachs and Hogan Lovells. Given the preliminary nature of the proposal and the Board’s intention to run a sale process as part of its strategic review process, it was determined that the owner/operator be invited to participate in the process. Following the public announcement of the formal strategic review process, at the direction of the Board, representatives of Goldman Sachs contacted the owner/operator and invited them to participate in the sale process and provide access to non-public diligence information, but the owner/operator declined to participate.
On February 5, 2025, the Board held a meeting with members of the executive management team and with representatives from Hogan Lovells present. During the meeting, the Board, together with members of the executive management team and with representatives from Hogan Lovells, discussed the advantages and considerations of publicly announcing a strategic alternatives review process. The Board unanimously agreed that it was in the best interests of the Company and its shareholders to proceed with publicly announcing the formal strategic alternatives review process in connection with the upcoming fourth quarter 2024 earnings release to maximize the potential pool of interested parties that may be interested in a strategic transaction with the Company.
On February 12, 2025, the Transaction Committee held a meeting with members of the executive management team and with representatives of Hogan Lovells present. During the meeting, the Transaction Committee received a report regarding the proposed terms of the engagement of each of Goldman Sachs and JLLS as financial advisors. The Transaction Committee members asked questions and engaged in discussion. Following discussion, and after having considered and discussed Ms. Carras’ relationship with an affiliate of JLLS, as disclosed in the Company’s SEC filings, the Transaction Committee unanimously approved the engagements of Goldman Sachs and JLLS in connection with the strategic alternatives review process.
On February 13, 2025, the Company issued a press release stating that the Board had initiated a formal evaluation of strategic alternatives in an effort to maximize shareholder value. Beginning in March 2025, the Company, with the assistance of Goldman Sachs and JLLS, commenced a sale process as part of the strategic alternatives review process. From early March 2025 through July 2025, at the direction of the Company, Goldman Sachs and JLLS engaged with 85 potential interested parties (including approximately 38 inbound inquiries), including pension funds, insurance companies, institutional advisors, financial sponsors, multifamily managers, sovereign wealth funds, family offices and other public REITs, regarding a possible sale transaction, and in connection therewith, the Company entered into 47 confidentiality agreements with interested parties. Each confidentiality agreement included customary standstill restrictions, including restrictions on requesting waivers of the standstill restrictions. The Board did not receive any requests for waivers or affirmatively waive such restrictions prior to execution of the Purchase Agreement on August 1, 2025, and all standstill restrictions, together with any waiver request restrictions, terminated upon execution of the Purchase Agreement.
On March 10, 2025, the Company directed representatives of Goldman Sachs to open an electronic data room and provide access to due diligence materials (“Diligence Materials”) to potential buyers and their respective legal, financial, tax and accounting advisors after such potential buyers had executed a confidentiality agreement with the Company. Over the next several months, at the direction of the Board, members of the executive management team held weekly update meetings with representatives from Goldman Sachs and JLLS, a number of which also included Mr. Butcher or another member of the Transaction Committee, to review and discuss the ongoing sale process and the strategic alternatives review process generally, and a participating member of the Transaction Committee provided updates from such meetings to the other members of the Transaction Committee and the Board regarding the status of the strategic alternatives review process.
On March 21, 2025, at the Company’s direction, representatives of Goldman Sachs and JLLS posted a process letter in the data room, requesting that potential buyers submit preliminary nonbinding proposals (each an “Initial Proposal”) by April 16, 2025. Between April 16, 2025 and April 21, 2025 the Company received a total of four Initial Proposals for an acquisition of all of the common shares of the Company consisting of: a proposal received on April 16, 2025 from Cortland at $17.23 per common share; a proposal received on April 16, 2025 from Party A at $16.25 per common share; a joint proposal received on April 17, 2025 from a group comprised of a private real estate investment company and a publicly traded REIT (collectively, “Party B”) at $17.00 per common share; and a joint proposal received on April 18, 2025 from a group comprised of a private real estate developer and investment company and a private equity firm (collectively, “Party C”) at $17.00 per common share. The Company also received two property acquisition proposals: a proposal received on April 17, 2025 from a private real estate investment firm for an acquisition of all of the Company’s multifamily properties for approximately $2.1 billion and a proposal received on April 21, 2025 from a private real estate owner/operator firm for an acquisition of three multifamily assets for approximately $311 million.
On April 23, 2025, the Transaction Committee held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Transaction Committee received an update regarding the sale process, including the Initial Proposals, other proposals received, and feedback from parties that had elected not to execute confidentiality agreements or submit Initial Proposals, including feedback received from other interested parties that had elected not to submit proposals but had signaled that their proposals would have been in the $15.00 to $16.00 per common share price range for an acquisition of the Company. The Transaction Committee asked questions and engaged in discussion regarding, among other things, the impacts of the newly established Department of Government Efficiency and its proposed federal workforce reduction initiatives on the Washington, DC metro area workforce and impacts from the federal government’s implementation of new tariffs in early April 2025, as well as whether to continue with the sale process activities or pause the sale process and strategic alternatives review activities in light of market conditions, or to continue the process and further explore other strategic alternatives. Following discussion, the Transaction Committee requested that its advisors conduct additional analyses regarding other possible strategic alternatives for further discussion at the upcoming Board meeting on April 30, 2025.
On April 30, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board received an update on the discussions during the April 23rd Transaction Committee meeting, including with respect to the Initial Proposals and other proposals received. The Board asked questions and engaged in discussion, including with respect to the Initial Proposals and other proposals received, additional analysis regarding other strategic alternatives, including joint ventures, portfolio sales, a liquidation of the Company, and other capital-raising alternatives, and whether to continue with the sale process activities or pause the sale process and strategic alternatives review activities in light of market conditions. After further discussion and consideration, and following the unanimous recommendation of the Transaction Committee, the Board unanimously agreed that: discussions regarding a possible sale transaction should continue with each of Cortland, Party B and Party C, with a focus on assessing each participant’s ability to complete a transaction, including each participant’s ability to fund a transaction and a better understanding of each participant’s financing sources, increase its valuation, and proceed expediently to signing definitive documentation; other potential participants that express interest or make an outreach to Goldman Sachs or JLLS should be invited to submit expressions of interest that would ascribe value to the Company at or above the $17.00 per common share level; and the executive management team should prepare, in consultation with Goldman Sachs and JLLS, a more detailed analysis of the broader range of strategic alternatives discussed during the meeting. The Board evaluated the two portfolio acquisition proposals received (approximately $2.1 billion for all multifamily properties and approximately $311 million for three assets) and discussed whether to further engage with the bidder for the entire multifamily portfolio, given concerns regarding whether the proposal was financially achievable, including due to lack of specificity of financing sources and the request for a lengthy 90-day diligence period. Following further discussion, the Board determined that the proposals did not warrant continued engagement with the interested parties at such time.
Following the April 30th Board meeting, at the direction of the Board, representatives of JLLS and Goldman Sachs began engaging with various potential interested parties regarding their possible interest in a joint venture transaction, asset swap or other similar strategic collaboration transaction to assist the Board in further assessing these strategic alternatives.
On May 1, 2025, the Company released its first quarter financial results, which noted that its strategic alternatives review process remained ongoing.
On May 7, 2025, at the direction of the Company, representatives of Goldman Sachs opened an updated data room for Cortland, Party B and Party C, and that would be available for other potential interested parties that might emerge. Also at the direction of the Company, representatives of Goldman Sachs and JLLS posted a process letter requesting submission of updated offers by June 5, 2025. Such deadline was subsequently extended to June 23, 2025 to permit the Company additional time to respond to due diligence requests, complete site tours and permit the executive management team, in consultation with Goldman Sachs and JLLS to analyze other strategic alternatives as directed by the Board at the April 30, 2025 meeting, which included joint ventures, portfolio sales, a liquidation of the Company and other capital-raising alternatives.
Between May 7, 2025 and June 23, 2025, Cortland, Party B and Party C continued their due diligence of the Company, including property site visits and review of diligence materials in the data room. Party B and Party C each conducted due diligence calls with members of the executive management team regarding the Company’s financial statements and representatives of Party B and its outside legal counsel also conducted a diligence call with members of the executive management team and representatives of Hogan Lovells.
On May 12, 2025, the Transaction Committee held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Transaction Committee reviewed and discussed the terms of the draft merger agreement prepared by Hogan Lovells. At the direction of the Company, the draft merger agreement, together with an accompanying disclosure letter, was posted to the data room on June 6, 2025.
On May 14, 2025, Mr. Sturzenegger provided a written update to the Transaction Committee regarding a weekly status meeting with management and representatives from Goldman Sachs and JLLS, noting that Goldman Sachs and JLLS had been engaging with potential joint venture partners to gauge interest in a possible joint venture with the Company and to evaluate possible transaction structures, but that it was proving difficult to come up with structures that would be sufficiently transformative for the Company.
On May 29, 2025, the Board held its regular annual Board meeting with members of the executive management team and with members of Hogan Lovells present, and with representatives from Goldman Sachs and JLLS present for the portion of the meeting relating to the strategic alternatives review process. During the meeting, the Board received an update regarding the strategic alternatives review process, including sale process activities, as well as the results of discussions between Goldman Sachs and JLLS and 32 potential interested parties that had been contacted to explore potential joint venture or similar transaction opportunities. Members of the Board asked questions and engaged in discussion concerning, among other things, feedback received from the potential interested parties and possible structures, but ultimately concluded that a potential joint venture or similar transaction, as discussed with the potential interested parties, were either too small to achieve meaningful portfolio growth or not likely to facilitate future growth in a manner accretive to shareholders.
On May 30 and June 3, 2025, the Company entered into confidentiality agreements with, and provided access to Diligence Materials included in the data room to, a private real estate owner/operator firm and another private real estate investment firm, respectively, that independently contacted representatives from Goldman Sachs and JLLS to express interest in submitting a joint proposal (collectively, “Party D”). On June 12, 2025, Party D submitted a joint proposal to acquire all of the common shares of the Company for $18.59 per common share, accompanied by a request for a 60-day exclusivity period to complete diligence and to secure debt and equity financing for the proposal.
On June 23, 2025, the Company received updated proposals from Party B and Party C. Party B submitted a revised proposal to acquire all of the common shares of the Company at the same $17.00 per common share price in its Initial Proposal, but with a restriction on the Company paying any additional quarterly distributions (which effectively reduced its prior purchase price to $16.82 per common share, reflecting the exclusion of the expected $0.18 per common share regular quarterly distribution) and a request for a 30-day exclusivity period, as well as a markup of the merger agreement and disclosure letter made available in the data room. Party C submitted a revised proposal to acquire all of the common shares of the Company at a $15.25 per common share price, compared to the $17.00 per common share price in its Initial Proposal, but did not submit a markup of the merger agreement.
On June 24, 2025, the Company received an updated proposal from Cortland. Cortland’s revised proposal contemplated the acquisition of a portfolio of 19 of the Company’s multifamily assets, instead of an acquisition of all of the common shares of the Company as reflected in its Initial Proposal, for a purchase price between $1.560 billion and $1.569 billion. Cortland also offered to enter into property management agreements with the Company to manage its remaining assets and to assist the Company in obtaining debt financing from Cortland’s debt financing sources in order to leverage the Company’s remaining assets. According to Cortland, such proposals would enable the Company to increase the amount of an initial distribution to shareholders following the closing of a portfolio sale transaction.
On June 26, 2025, the Transaction Committee held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Transaction Committee received an update regarding the additional materials prepared by representatives from Goldman Sachs and JLLS regarding strategic alternatives, including a full liquidation of the Company, as well as the other alternatives previously discussed and whether to pause the sale process and strategic alternatives review activities in light of market conditions. The Transaction Committee members asked questions and engaged in discussion. The Transaction Committee also received an update regarding the revised proposals received from Cortland, Party B and Party C, including preliminary financial analyses that compared the implied value of Cortland’s updated proposal (based on an estimate of the distributions to shareholders of proceeds from the Cortland portfolio sale and the liquidation of the Company’s remaining assets) to the share price in the updated proposals from Party B and Party C. During this discussion, the Transaction Committee also discussed the process and other considerations that would be involved in a liquidation of the Company. After further discussion, the Transaction Committee instructed the representatives of Goldman Sachs to approach Cortland and request a best and final price for its proposal by June 30, 2025.
Later that day, after the Board meeting, and at the direction of the Transaction Committee, representatives from Goldman Sachs and JLLS contacted Cortland and requested that Cortland submit its best and final proposal to the Company by June 30, 2025.
On June 27, 2025, representatives from JLLS and Goldman Sachs received an allocated pricing list of the Company’s portfolio from a private real estate investment company, which had previously entered into a confidentiality agreement on May 23, 2025 as part of the strategic review process (“Party E”), that valued the Company’s properties at approximately $2.2 billion. Party E’s allocated pricing list was not accompanied by a proposal.
On June 27, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board received an update regarding the discussions during the June 26th Transaction Committee meeting. The Board also asked questions and engaged in discussion regarding additional analyses with respect to other strategic alternatives. The Board also considered updated proposals received from Cortland, Party B and Party C. In addition, as discussed further below, the Board received an update on the proposal from Party D. In considering these updates, the Board also received and discussed preliminary financial analyses that compared the implied value of Cortland’s updated proposal (based on an estimate of the distributions to shareholders of proceeds from the Cortland portfolio sale and the liquidation of the Company’s remaining assets) to the share price in the updated proposals from Party B and Party C. The Board also considered challenges comparing the relative value of a company sale transaction and a portfolio sale/liquidation scenario and whether to pause the sale process and strategic alternatives review activities in light of market conditions. The Board also received an update on the proposal received from Party D and discussed concerns around the credibility of the proposal in light of the limited diligence conducted by Party D, the valuation levels of the other proposals received (including feedback received from other interested parties that had elected not to submit proposals but had signaled that their proposals would have been in the $15.00 to $16.00 per common share price range for an acquisition of the Company), the lack of equity and debt financing and the length of the exclusivity period being requested. In addition, the Board also discussed the allocated pricing from Party E, including the absence of a proposal and the pricing relative to other information. The Board concluded that neither the proposal from Party D nor Party E’s submission was sufficiently credible to alter the Company’s existing process or warrant further substantive engagement with either party on their proposed terms. The Board also discussed relative deal certainty and execution risk reflected in the updated proposals from Cortland, Party B and Party C, including additional complexities associated with a portfolio sale/liquidation scenario compared to a merger transaction, and revisited whether to continue the strategic alternatives review process or temporarily pause the process. During this Board meeting, representatives from Goldman Sachs and JLLS stated they had connected with Cortland as instructed by the Transaction Committee on June 26th. After further discussion, the Board instructed Goldman Sachs and JLLS to also contact Party B to request its best and final proposal to allow the Board to evaluate the two proposals prior to the July 4th holiday.
Later that day, after the Board meeting, and at the direction of the Board, representatives from Goldman Sachs and JLLS contacted Party B and requested its best and final proposal by June 30, 2025.
On June 30, 2025, Cortland submitted a revised proposal that increased the purchase price for the Portfolio Sale Transaction to approximately $1.606 billion, as well as a markup of the draft merger agreement revised to reflect a portfolio purchase (the “Revised Cortland Proposal”). Also on June 30, 2025, Party B verbally informed the representatives from Goldman Sachs that its revised proposal was for the acquisition of all of the common shares of the Company for $16.75 per common share, with no change to the restriction on future quarterly distributions from its prior proposal, which effectively reduced its prior purchase price to $16.57 per common share, reflecting the exclusion of the expected $0.18 per common share regular quarterly distribution (the “Revised Party B Proposal”).
On July 1, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board received a report regarding the Revised Cortland Proposal and the Revised Party B Proposal. The Board asked questions and engaged in discussion regarding the revised proposals, including updated preliminary financial analyses that compared the implied value of the Revised Cortland Proposal (based on an estimate of the distributions to shareholders of proceeds from the Cortland portfolio sale and the liquidation of the Company’s remaining assets) to the share price in the Revised Party B Proposal and the change in relative value between the two proposals in light of the reduced price in the Revised Party B Proposal and the increased purchase price in the Revised Cortland Proposal. The Board further discussed execution risk associated with the portfolio sale/liquidation scenario, including the timing and mechanics of a liquidation process and estimated costs and expenses, the value of assets that would remain with the Company following a transaction with Cortland and the anticipated timeline for selling such assets, the estimated range of potential liquidating distributions to shareholders and the expected timeline for negotiating and completing a portfolio sale transaction with Cortland. The Board considered the value ascribed to the 19 assets Cortland desired to purchase and ways to assess the reasonableness of that value, including the advantages and considerations of an outreach to potential interested parties regarding a similar portfolio sale prior to entering into a purchase agreement with Cortland and different provisions that could be included in a purchase agreement with Cortland to enable the Board to consider additional proposals made post-signing. Following this discussion, the Board instructed Hogan Lovells to proceed with a markup of the draft purchase agreement. The Board also instructed the executive management team, with assistance from Goldman Sachs and JLLS, to revise and refine its liquidation scenario analysis, including further consideration regarding debt financing for the Company’s remaining assets. The Board further instructed the representatives from Goldman Sachs and JLLS to develop a targeted group of potential interested parties, to include Party A and Party B, who were already familiar with the Company’s portfolio and were known to have the ability to engage quickly and the financial means to execute a large portfolio transaction, to approach and solicit proposals to acquire the 19-property portfolio (highlighting the ability to add or remove properties that would allow them to provide a higher proposed purchase price).
On July 2, 2025, representatives from Goldman Sachs and JLLS reported to Messrs. McDermott and Butcher that they had communicated the Board’s message to Cortland (including that they should expect to receive a markup of the draft purchase agreement the following week), that they had identified a group of four potential interested parties who were believed to have the capital to execute a portfolio transaction (without the need to obtain capital from third parties) and had already been part of the sale process, which included Party A and Party B. Representatives from Goldman Sachs and JLLS also reported to Messrs. McDermott and Butcher that they had sent such four potential interested parties information on the 19 properties, noted that each party could remove or add assets to get to the best possible purchase price, and reported that the parties generally expected to submit responses by the end of the following week.
Throughout the remainder of July 2025, the Company’s management team uploaded to a data room additional confirmatory due diligence information regarding the Company and responded to due diligence requests by Cortland and its advisors. Throughout the discussions and negotiations regarding the Purchase Agreement and the Portfolio Sale Transaction, there were no communications or discussions between Cortland or any other bidders with members of senior management regarding post-transaction employment, retention, rollover or other benefits.
On July 7, 2025, representatives of Hogan Lovells, at the direction of the Board, had a telephone discussion with representatives of King & Spalding LLP (“King & Spalding”), outside legal counsel to Cortland, regarding the draft purchase agreement previously received from King & Spalding.
On July 9, 2025, the Transaction Committee held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Transaction Committee received a report from representatives of Hogan Lovells regarding the draft purchase agreement and changes proposed to be included in a revised draft to be sent to Cortland. The Transaction Committee asked questions and engaged in discussion. The Transaction Committee also received an update on the outreach to the four potential interested parties regarding interest in a large portfolio transaction. The Transaction Committee asked questions and engaged in discussion regarding the outreach efforts and anticipated timing of responses from such potential interested parties.
On July 10, 2025, Hogan Lovells, on behalf of the Company, sent a revised draft purchase agreement to King & Spalding, on behalf of Cortland. Between July 10 and July 31, 2025, the Company, with the assistance of Hogan Lovells, and Cortland, with the assistance of King & Spalding, negotiated the terms of the purchase agreement and related documentation. The negotiations covered various aspects of the transaction, including, among other things: a pre-closing restructuring with respect to the assets to be acquired by Cortland and responsibility for the incremental costs associated with such restructuring; certain capital expenditures of the Company to be borne by Cortland; the Company’s ability to participate in discussions and negotiations with third parties in connection with unsolicited proposals by such third parties and the related right of the Board to change its recommendation or otherwise; the Company’s right to terminate the purchase agreement to accept a superior proposal under certain conditions; the inclusion of a two-tier termination fee structure that provided for a lower termination fee to be payable in certain circumstances where a competing proposal was received by the Company during the period from August 1, 2025 through August 31, 2025, and a higher fee in other circumstances; the amount of the termination fee payable by Cortland in the event it is unable to complete the portfolio transaction; the employment of property level employees, including responsibility for related severance and compensation costs; considerations associated with TOPA, including notice and title requirements relating to the Yale West Property; and other conditions to completion of the transactions contemplated by the purchase agreement.
Between July 7, 2025 and July 10, 2025, Goldman Sachs received, on behalf of the Company, responses from the four potential interested parties regarding interest in a large portfolio transaction. Party B initially submitted a proposal on July 7, 2025, to acquire all of the common shares of the Company and simultaneously sell 11 multifamily assets to Cortland or another portfolio buyer for a purchase price of $1.130 billion, using the sale proceeds to acquire the Company’s common shares for $17.50 per common share. Party B subsequently submitted a revised proposal on July 9, 2025, to acquire all of the common shares of the Company and simultaneously sell 15 multifamily assets to Cortland or another portfolio buyer for a purchase price of $1.435 billion, using the sale proceeds to acquire all of the Company’s shares for $17.50 per common share. Party A submitted a proposal on July 13, 2025, to acquire the same 19 properties Cortland proposed to purchase for $1.425 billion. On July 15, 2025, a real estate asset management company orally indicated to representatives of Goldman Sachs that it valued the same 19 properties Cortland proposed to purchase for below $1.5 billion. On July 16, 2025, a real estate investment company orally indicated to representatives of Goldman Sachs that it valued 16 of the same 19 properties Cortland proposed to purchase for between $1.20 billion and $1.25 billion. Representatives of Goldman Sachs promptly communicated all of the foregoing proposals and responses to the Company.
On July 13, 2025, King & Spalding, on behalf of Cortland, sent draft forms of an equity commitment letter, a debt commitment letter and a limited guaranty to Hogan Lovells, to be shared with the Company.
On July 14, 2025, Party B subsequently submitted two further revised proposals to acquire the entire Company and simultaneously sell, in each proposal, a different subset of 17 multifamily assets to Cortland or another portfolio buyer for a purchase price of $1.505 billion for one subset, or $1.670 billion for the other subset, in either case using the sale proceeds to acquire all of the Company’s shares for $17.50 per common share.
On July 16, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board received an update regarding the portfolio transaction proposals. The Board asked questions and engaged in discussion regarding the disparity in value between the Revised Cortland Proposal and the other four proposals, including execution risk and other challenges with the different scenarios proposed by Party B, which would have introduced significant execution risk by requiring renegotiations with Cortland over its portfolio structure, and whether to continue engaging with Party B on a portfolio sale transaction or to revisit its price for a sale of the entire Company (without a portfolio sale transaction). The Board also asked questions and engaged in discussion regarding updated preliminary financial analysis regarding the estimated range of potential liquidating distributions to shareholders in a portfolio sale/liquidation scenario, including estimated expenses and other assumptions taken into account in the distribution analysis, the need for replacement debt financing to be secured by the Company’s remaining assets, and the use of a portion of such debt financing proceeds toward an initial distribution by the Company to its shareholders following closing of the Portfolio Sale Transaction. The Board also discussed the liquidation process, including winding down mechanics, potential timing of the eventual delisting of the Company’s shares and general tax considerations. Following discussion, the Board concluded that none of the other four proposals was more attractive than the Revised Cortland Proposal, but instructed representatives of Goldman Sachs and JLLS to contact Party B once more to solicit a higher price for the acquisition of the entire Company (without a portfolio transaction) to see if Party B would increase its prior proposal of $16.75 per common share (or $16.57, factoring in the restriction on future quarterly distributions). In reaching its view that the portfolio sale/liquidation path offered the best opportunity to maximize value, the Board weighed, among other considerations valuation and execution certainty. In addition, the Board received an update on the status of negotiation of the purchase agreement and other transaction agreements with Cortland and asked questions and engaged in discussion regarding the open items in the same.
Also during the July 16th Board meeting, the Board discussed with members of the executive management team and with representatives from Hogan Lovells the debt financing to be obtained and secured by the Company’s remaining assets upon the closing of a portfolio sale transaction. The Board asked questions and engaged in discussion regarding the importance of having a debt commitment signed when the transactions are announced and that GS Bank was prepared to make a proposal if the Board were to approve the engagement of GS Bank to provide the debt financing. Following further discussion, the Board deferred a decision on engaging GS Bank for the debt financing and instructed the executive management team to seek proposed terms for debt financing from other potential financing sources that would be able to move quickly and provide favorable pricing.
Later that same day, as directed by the Board, representatives of Goldman Sachs and JLLS contacted Party B once more to see if Party B would increase its prior $16.75 per common share price. On July 17, 2025, representatives of Party B informed representatives of Goldman Sachs and JLLS that its July 14th proposal continued to be the proposal it was putting forth. Representatives of Goldman Sachs and JLLS promptly communicated such response to the Company.

On July 22, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board was informed that Party B had not agreed to increase its prior proposal to acquire all of the common shares of the Company at a price per common share of $16.75. The Board also received and reviewed updated preliminary financial analysis regarding the executive management team’s estimated range of distributions in a portfolio sale/liquidation scenario, including various estimated expenses and other assumptions taken into account in calculating the estimated range of distributions. The Board also received an update on the status of negotiations of the purchase agreement and other transaction documents with Cortland. The Board asked questions and engaged in discussion regarding such preliminary financial analyses and the purchase agreement and other transaction documents with Cortland. The Board then excused the representatives from Goldman Sachs and JLLS, and Mr. Steven Freishtat, the Chief Financial Officer of the Company (“Mr. Freishtat”), updated the Board on the status of discussions with potential financing sources to obtain proposed terms for debt financing to be secured by the Company’s remaining assets, including the discussions with GS Bank regarding proposed debt financing terms as requested by the Company, noting that GS Bank’s revised terms were competitive with proposed terms offered by several other financing sources, and that a number of such other financing sources were unlikely to be able to issue a debt commitment in the amount sought by the Company by the end of July. The Board asked questions and engaged in discussion regarding the proposed terms, the amount of proposed fees that would be paid to GS Bank for the debt financing, the importance of having a debt commitment in place when the purchase agreement was executed, the existing role of Goldman Sachs as financial advisor to the Company, and the fees that would be expected to be paid to Goldman Sachs under the existing engagement letter with Goldman Sachs. Following discussion, the members of the Transaction Committee unanimously determined that the terms proposed by GS Bank were competitive and that the engagement of GS Bank for the debt financing would not impair Goldman Sachs’ ability to provide objective advice, the importance of having the debt commitment in place when the purchase agreement was executed, and having considered the fees to be received by GS Bank from the Company for the debt financing and the fees to be paid to Goldman Sachs as financial advisor to the Transaction Committee, as described under “— Opinion of Goldman Sachs & Co. LLC,” as well as the nature of the debt financing in question, it was in the best interests of the Company and its shareholders to engage GS Bank to provide the debt financing.
Between July 22 and July 30, 2025, the Company and Cortland, with the assistance of their respective outside legal counsel and financial advisors, continued discussions and made significant progress in finalizing the purchase agreement and other transaction documents and completing outstanding due diligence.
On July 27, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board received an update on the status of negotiations regarding the purchase agreement and other transaction agreements with Cortland, including issues concerning cost allocations relating to transaction costs, property-level employees and capital expenditures, as well as the status of ongoing discussions regarding provisions relating to the treatment of the Yale West Property (and provisions being included in the Company’s debt commitment to account for the timing of a separate Yale West closing if one were to become necessary), as well as the amount and terms of the debt and equity commitments and limited guaranty to be provided by Cortland. The Board asked questions and engaged in discussion regarding the status of negotiations of the purchase agreement and other transaction agreements with Cortland. Representatives of Goldman Sachs also presented to the Board a preliminary financial analyses of the consideration to be received by the Company in the Portfolio Sale Transaction. The Board also considered and discussed the timing for the payment of the next regular quarterly distribution; the status of negotiations regarding the debt financing commitment from GS Bank; the anticipated sale process for the remaining assets of the Company, including the pool of potential buyers, anticipated timeline and potential characteristics of certain of the remaining assets that could impact the anticipated timeline for liquidation; preliminary analysis regarding estimated costs and expenses of the liquidation process that could impact the amount of future distributions, including the amount and timing of change of control payments that would be triggered under the terms of existing compensation plans and arrangements in connection with the proposed transactions; and the estimated timeline and process for a liquidation of the Company and the delisting of the Company’s common shares from the NYSE. Representatives from Hogan Lovells also reviewed the proposed terms of the plan of sale and liquidation and related tax considerations, during which the Board asked questions and engaged in discussion. Representatives from Hogan Lovells also discussed with the trustees their fiduciary duties under Maryland law. See “—Interests of Our Trustees and Executive Officers” for potential change-in-control and other compensation that may be payable in connection with the Plan of Sale and Liquidation.
On July 30, 2025, the Transaction Committee held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Transaction Committee reviewed the sale process and the strategic alternatives review process to date, the terms of the Portfolio Sale Transaction, proposed terms of the Plan of Sale and Liquidation, and the status of negotiations regarding the debt financing commitment terms with GS Bank. The Transaction Committee also approved an amendment, which was entered into as of July 30, 2025, to the existing Goldman Sachs engagement letter, for the purpose of clarifying the timing of payment to Goldman Sachs of the transaction fee specified in the engagement letter, in the manner described under “The Proposed Transactions — Opinion of Goldman Sachs & Co. LLC”. The Transaction Committee also recommended that the Board approve the Portfolio Sale Transaction and the Plan of Sale and Liquidation.
Also on July 30, 2025, the Transaction Committee and the Board held a joint meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Transaction Committee and the Board received a report on the status of negotiations regarding the purchase agreement and other transaction documents with Cortland, discussed the status of negotiations regarding the debt financing commitment with GS Bank, and reviewed updated financial analyses regarding the executive management team’s estimated range of the Initial Special Distribution including the analysis described below under “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation”. The members of the Transaction Committee and the other members of the Board asked questions and engaged in discussion. Representatives of Goldman Sachs then presented, for the benefit of the Transaction Committee and the Board, its financial analysis of the $1,605,560,100 in cash, as adjusted pursuant to Article 3 of the Purchase Agreement, to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement. A representative of Goldman Sachs then delivered the oral opinion of Goldman Sachs, which was subsequently confirmed by delivery of Goldman Sachs’ written opinion dated August 1, 2025, for the benefit of the Transaction Committee and the Board, to the effect that, as of such date, and based upon and subject to the factors, assumptions, limitations, qualifications and other matters set forth in Goldman Sachs’ written opinion, the $1,605,560,100 in cash, as adjusted pursuant to Article 3 of the Purchase Agreement, to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement was fair from a financial point of view to the Company, as more fully described below in the section entitled “— Opinion of Goldman Sachs & Co. LLC”. Representatives of the executive management team and the Transaction Committee provided their recommendations that the Board approve the Portfolio Sale Transaction and the Plan of Sale and Liquidation. Representatives of Hogan Lovells then reviewed the resolutions prepared for the proposed transaction. Following these presentations and discussions, the opinion of Goldman Sachs, the recommendations of the Transaction Committee and the executive management team and the views of Goldman Sachs and JLLS, and other discussions by the Board concerning, among other things, the matters described below under “— The Proposed Transactions — Board Recommendation and Reasons for the Proposed Transactions,” the Board, by the unanimous vote of all trustees, agreed that the combination of the sale of assets to Cortland and future sales of the remaining assets of the Company is most likely to result in the greatest value for shareholders as compared to Company’s other strategic alternatives, including continuing to operate the business as an independent going concern, declared advisable and approved the Portfolio Sale Transaction and the Plan of Sale and Liquidation, on the terms and conditions set forth in the Purchase Agreement and the Plan of Sale and Liquidation, and unanimously recommended the approval of the Purchase Agreement and the transactions contemplated thereby and Plan of Sale and Liquidation by the Company’s shareholders, including the debt commitment. See “— Interests of Our Trustees and Executive Officers” for potential change-in-control and other compensation that may be payable in connection with the Plan of Sale and Liquidation.
Over the next two days, the Company and GS Bank completed negotiations regarding the final terms of the debt financing commitment to be entered into at signing.
On July 31, 2025, Mr. McDermott and Mr. Steven DeFrancis, founder and CEO of Cortland, spoke by telephone during which Mr. McDermott updated Mr. DeFrancis on the status of the Company’s negotiation of the debt financing commitment and the Company’s desired timing for execution of the Purchase

Agreement (after market close on August 1, 2025) and public announcement of the Portfolio Sale Transaction and Plan of Sale and Liquidation (on the morning of August 4, 2025, prior to market open).
On August 1, 2025, the Board held a meeting with members of the executive management team and with representatives from Goldman Sachs, JLLS and Hogan Lovells present. During the meeting, the Board received an update regarding negotiation of the debt financing commitment from GS Bank, as well as an updated summary of the range of Total Estimated Liquidating Distributions expected to result from refinements to the estimated amount of third-party costs and expenses related to obtaining the Debt Financing. The Board asked questions and engaged in discussion regarding the third-party costs and expense adjustments and their effect on the estimated range of distributions. Representatives of Goldman Sachs confirmed that the changes had no effect on the Consideration to be received by Seller pursuant to the Purchase Agreement and therefore did not impact its analysis or opinion. Representatives from Goldman Sachs and JLLS confirmed that the adjustments reflected in the discussion materials did not change their respective views regarding the Proposed Transactions. Following further discussion, the Board unanimously reaffirmed its prior determinations during the July 30th Board meeting to proceed with both the Portfolio Sale Transaction and the Plan of Sale and Liquidation, including the debt financing commitment on the terms agreed between the Company and GS Bank.
After market close, on August 1, 2025, the Company and Cortland executed and delivered the Purchase Agreement. On August 4, 2025, before the opening of the market, the Company issued a press release publicly announcing the Portfolio Sale Transaction and the Plan of Sale and Liquidation.
Board Recommendation and Reasons for the Proposed Transactions
The decision of the Board to seek your approval for the Portfolio Sale Proposal, the other transactions contemplated by the Purchase Agreement, and the Liquidation Proposal followed a lengthy process throughout which the Board consulted with management and financial and legal advisors and carefully considered the risks, timing, viability and potential impact to our shareholders of the alternatives potentially available to us. Based on such consideration and analysis, and the unanimous recommendation of the Transaction Committee comprised of outside trustees, the Board determined that the Portfolio Sale Transaction, the other transactions contemplated by the Purchase Agreement, and the Plan of Sale and Liquidation are approved, advisable and in the best interests of the Company and its shareholders.
In declaring the Portfolio Sale Transaction, the other transactions contemplated by the Purchase Agreement, and the Plan of Sale and Liquidation advisable, and in recommending that the Company’s shareholders vote to approve the Portfolio Sale Proposal and the Liquidation Proposal, the Board considered various factors that it viewed as supporting its decisions, including the following material factors:
Strategic Review Process Generally
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The determination by the Board, after conducting a strategic review process with the assistance of the Transaction Committee, and evaluating a number of strategic alternatives with the goal of making an informed determination of the course of action that the Board believes provides the best opportunity for maximizing value for shareholders, including continuing the Company’s current business strategy and potential ways to accelerate growth through acquisitions or joint ventures, prospects for the sale of the Company as a whole, portfolio sales and a liquidation of the Company, as well as the Company’s future business prospects and the work the Company had already undertaken to scale its portfolio and reduce its cost of capital, that the Portfolio Sale Transaction and subsequent orderly wind-down of the Company’s business and affairs and termination of the Company’s existence pursuant to the Plan of Sale and Liquidation is the strategic alternative that is most likely to result in the greatest value for shareholders as compared to the Company’s other strategic alternatives, including continuing to operate the business as an independent going concern.

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The Board’s knowledge of the business, operations, financial condition, earnings and prospects of the Company, its knowledge of the current and prospective environment in which the Company operates (including economic and market conditions) and its understanding of the challenges of continuing to operate the Company as a stand-alone entity, including: the Company’s relatively small scale compared to other publicly traded multifamily REITs; the difficulty the Company faces in raising new capital, including the inability to raise capital through the sale of common shares in a manner that is not dilutive to existing shareholders; and the need for additional capital to grow the Company’s business; and, generally, economies of scale to reduce the expense load on operations.
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Following the public announcement on February 13, 2025 that the Board had commenced a formal process to explore strategic alternatives, the Company, with the assistance of its financial advisors, engaged with 85 potential interested parties (as more fully described above in “— Background of the Proposed Transactions”), including pension funds, insurance companies, institutional advisors, financial sponsors, multifamily managers, funds, family offices and other public REITs, and entered into confidentiality agreements with 47 interested parties.

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The strategic alternatives review process did not produce an offer to acquire all of the common shares of the Company that was not withdrawn or reduced, at a price that the Board considered attractive relative to the combination of the Proposed Transactions and the Total Estimated Liquidating Distributions that the Company expects to make in connection therewith.

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The Board’s determination that, following an outreach by the Company’s financial advisors to approximately 32 potential interested parties that had been contacted to explore potential joint venture or similar transaction opportunities, a potential joint venture or similar transaction, as discussed with these potential interested parties, was not likely to achieve meaningful portfolio growth in a manner accretive to shareholders.

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Discussion and consideration regarding the potential advantages of a large portfolio sale as part of a liquidation strategy, as well as consideration and discussion of the potential costs and benefits of, and potential delays and other impediments to, selling all of the Company’s assets without a large portfolio sale pursuant to a plan of sale and liquidation.

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Based on Elme management’s evaluation of certain data and information, the Company would need to achieve a meaningfully higher share price versus where it was trading at the time to raise capital and invest in acquisitions (assuming a capitalization rate consistent with management’s view of market value for similar properties across our markets generally) that would be accretive and create shareholder value, which share price level would imply an adjusted funds from operations multiple that is higher — relative to its peers — than the Company’s historical average multiple relative to its peers, with no indication that an increase in share price multiple relative to peers should be reasonably expected to occur in the foreseeable future.

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Based on Elme management’s evaluation of certain data and information, in consultation with the Company’s financial advisors, and based on the other assumptions and estimates described below under “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation,” the Company currently anticipates making an Initial Special Distribution to shareholders following the closing of the Portfolio Sale Transaction of between $14.50 and $14.82 per common share, and one or more Additional Potential Special Distributions to shareholders following sales of the Remaining Company Assets in accordance with the Plan of Sale and Liquidation of between, in the aggregate, $2.90 and $3.50 per common share, for a range of Total Estimated Liquidation Distributions of be between $17.40 and $18.32 per common share (not including the Company’s $0.18 per common share October Regular Quarterly Distribution).

Portfolio Sale Transaction
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As described more fully above under the heading “— Background of the Proposed Transactions,” the Company negotiated an increase by Buyer from its initial proposed purchase price for the Sale Portfolio of between $1.560 billion to $1.569 billion to a final purchase price of approximately $1.606 billion, or an increase of between approximately 2.4% to 3.0%, as well as other economic concessions relating to responsibility for capital expenditures, property employee costs and certain transaction expenses negotiated in the Purchase Agreement, which Elme management estimated to be in the range of $5 million to $7 million compared to Buyer’s original proposals.

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Under the Purchase Agreement, the Company has the right to provide information to and conduct negotiations with third parties in response to unsolicited acquisition proposals in certain circumstances and the Board has the right to withhold, withdraw, modify or qualify its recommendation that our shareholders vote to approve the Portfolio Sale Proposal under certain circumstances, subject to payment of the Buyer Termination Fee if Buyer elects to terminate the Purchase Agreement in such circumstances.
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The Company has the right to terminate the Purchase Agreement, under certain circumstances, in order to enter into a definitive agreement providing for the implementation of a Superior Acquisition Proposal if the Board determines in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to the Purchase Agreement proposed in writing by Buyer and not withdrawn, that the Superior Acquisition Proposal continues to constitute a Superior Acquisition Proposal, upon payment of the Seller Termination Fee.

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The Purchase Agreement provides for a reduced Seller Termination Fee of $27.5 million (representing approximately 1.7% of the Purchase Price under the Purchase Agreement) if the Company were to terminate the Purchase Agreement as a result of a Superior Acquisition Proposal within the first 30 days following execution of the Purchase Agreement.

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The conclusion of the Board that the termination fee levels provided by the Purchase Agreement were reasonable in the context of termination fees payable in comparable transactions and in light of the strategic alternatives review process, the overall structure of the Proposed Transactions and the terms of the Purchase Agreement.

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The oral opinion Goldman Sachs rendered, subsequently confirmed by delivery of its written opinion dated August 1, 2025, for the benefit of the Transaction Committee and the Board, to the effect that, as of such date, and based upon and subject to the factors, assumptions, limitations, qualifications and other matters set forth in Goldman Sachs’ written opinion, the $1,605,560,100 in cash, as adjusted pursuant to Article 3 of the Purchase Agreement, to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement was fair from a financial point of view to the Company, as more fully described below in the section entitled “— Opinion of Goldman Sachs & Co. LLC”.

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The Portfolio Sale Transaction would be subject to shareholder approval, and our shareholders would be free to reject the Portfolio Sale Transaction by voting against the Portfolio Sale Proposal for any reason, including if a higher offer were to be made prior to the Special Meeting (subject to reimbursement to Buyer Parent of up to $3 million in reasonable out-of-pocket expenses incurred by the Buyer Parties in connection with the Purchase Agreement, and potentially the Seller Termination Fee of up to $37.5 million in certain circumstances).

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The terms of the Purchase Agreement, including representations, warranties and covenants of the Parties thereto, as well as the conditions to the Parties’ respective obligations under the Purchase Agreement.

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The course of negotiations with Buyer, which were conducted at arm’s length and during which the Board and the Transaction Committee were advised by their legal and financial advisors.

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The commitment on the part of each of Seller and Buyer to complete the Portfolio Sale Transaction as reflected in their respective obligations under the terms of the Purchase Agreement and the absence of any known required government consents.

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The probability that the Portfolio Sale Transaction would be completed based on, among other things, the absence of a financing condition and the $100 million Buyer Termination Fee payable to us if the Purchase Agreement is terminated under certain circumstances, which payment is guaranteed by a guarantor.

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The potential for closing the Portfolio Sale Transaction in a reasonable timeframe that could reduce the amount of time in which our business would be subject to the potential uncertainty of closing and related disruption.

Plan of Sale and Liquidation
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The estimated range of Total Estimated Liquidating Distributions of $17.40 to $18.32 per common share represents a 12.3% to 18.3% premium to closing price of the Company’s common shares on

February 13, 2025 ($15.49), the trading date immediately prior to the Company’s public announcement that it was evaluating strategic alternatives, and a 15.2% to 21.2% premium to closing price of the Company’s common shares on August 1, 2025 ($15.11), the last trading date prior to the Company’s public announcement of the Portfolio Sale Transaction and the Plan of Sale and Liquidation.
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The Board’s belief that the range of Total Estimated Liquidating Distributions was fair relative to the Board’s own assessment, based on estimates and presentations made by management, and in consultation with our financial advisors, of our current and expected future financial condition, earnings, business opportunities, strategies and competitive position and the nature of the market environment in which we operate, including the changes in federal and local government laws and regulations that affect local real estate markets, including the Washington, DC metro area.

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Each of the Total Estimated Liquidating Distributions are likely to be payable in cash and will provide our shareholders with certainty of value and liquidity for their shares without the requirement to sell shares that could at times have fluctuating volume levels.

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There are potential U.S. federal income tax benefits of the Plan of Sale and Liquidation to our shareholders, including that distributions received by a U.S. holder (as defined in “The Proposed Transactions — Material U.S. Federal Income Tax Consequences” beginning on page 71) pursuant to the Plan of Sale and Liquidation (including after the closing of the Portfolio Sale Transaction) are intended to be treated as a reduction in the U.S. holder’s tax basis in such holder’s common shares, but not below zero, with any excess taxable as capital gain, rather than a portion of each distribution potentially being taxable at ordinary income rates if distributions were made in the ordinary course of business rather than as liquidating distributions.

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The Board’s view that arranging for the Debt Financing would allow the Company to make a larger Initial Special Distribution that maximizes the amount of cash to be distributed to shareholders earlier in the liquidation process, and provide the Company with additional liquidity — together with net working capital and cash flow from operations and net proceeds from the sale of the Remaining Company Assets — to continue operations, complete the orderly of the Company’s business and affairs pursuant to the Plan of Sale and Liquidation and make additional liquidating distributions.

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Approval of the Liquidation Proposal would allow the Company to engage potential buyers and complete sales of the Remaining Company Assets through individual-asset, multiple-asset or portfolio sales without the need to subject any such future transaction to the delay and conditionality that would be associated with having to seek and obtain shareholder approval to complete future asset sales.

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The Plan of Sale and Liquidation would be subject to shareholder approval, and our shareholders would be free to reject the wind-down of the Company’s business and affairs and termination of the Company’s existence by voting against the Liquidation Proposal for any reason.

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The terms and conditions of the Plan of Sale and Liquidation, which among other things, permit the Board to abandon or delay implementation of the dissolution prior to the filing the Notice of Termination if it determines that, in light of new proposals presented or changes in circumstances, a dissolution is no longer advisable and in the best interests of the Company and its shareholders.

The Board also considered a variety of risks and other potentially negative factors in considering the Portfolio Sale Transaction, the other transactions contemplated by the Purchase Agreement, and the Plan of Sale and Liquidation, including the following material factors:
Portfolio Sale Transaction
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The Portfolio Sale Transaction might not be closed in a timely manner or at all due to a failure of certain conditions precedent to such closing, some of which may be beyond the Company’s or Buyer’s control, and the potential inability of the Company to close another transaction or transactions for the Sale Portfolio on the same or similar financial terms if the Portfolio Sale Transaction is not closed.

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The Purchase Price to be paid by Buyer for the Sale Portfolio will not be adjusted for any increase in the market value of the Sale Portfolio.

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Under the terms of the Purchase Agreement, the Company would be obligated to pay Buyer Parent the Seller Termination Fee in the amount of either $27.5 million or $37.5 million, depending on when a Superior Acquisition Proposal is communicated by the Company to Buyer, and/or reimburse the Buyer Parties’ reasonable out-of-pocket expenses in connection with the Portfolio Sale Transaction (up to $3 million) if the Purchase Agreement is terminated under certain circumstances, which could discourage or deter a third party from proposing a Competing Acquisition Proposal that may be more advantageous to the Company’s shareholders, or which become payable in circumstances when no Competing Acquisition Proposal or Superior Acquisition Proposal is available to the Company.

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The terms of the Purchase Agreement place limitations on the ability of the Company, its trustees, officers and financial and legal representatives to solicit, initiate, knowingly encourage or knowingly facilitate any Competing Acquisition Proposal or any Inquiry that constitutes, or could reasonably be expected to lead to, a Competing Acquisition Proposal and the Company’s ability to furnish information to, or enter into discussions with, a third party in furtherance of any Competing Acquisition Proposal or Inquiry that constitutes, or would reasonably be expected to lead to, a Competing Acquisition Proposal.

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The risk that the closing of the Yale West Property may, in certain circumstances, be delayed or that the Yale West Property may not be sold as part of the Portfolio Sale Transaction, which could require us to engage in another marketing and sale process for that property, and that we may not be able to complete a sale on the same or similar financial terms or other terms.

Plan of Sale and Liquidation
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There is no assurance that the Company would be successful in disposing of its assets for values equal to or exceeding those in the Company’s estimated range of gross asset sale values, or that the dispositions would occur within our estimated timeframe.

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The costs incurred by the Company in connection with implementing the Plan of Sale and Liquidation would be significant and may be greater than estimated.

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Future litigation or other contingent liabilities might prevent or delay the Company from making liquidating distributions in the amounts contemplated, or at all.

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There are challenges estimating the costs and expenses of the liquidation process, including unknown or future costs and expenses that we cannot reasonably estimate at this time, which could be higher than anticipated.

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In the event the Company fails to create adequate reserves for payment of the amounts ultimately payable in respect of expenses and liabilities, creditors may seek recovery from our shareholders and our shareholders may be required to return to certain creditors some or all of the liquidating distributions.

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Following shareholder approval of the Liquidation Proposal, the Company’s focus will be on the orderly wind-down of the Company’s business and affairs and sales of the Remaining Company Assets, and it will no longer pursue its current business strategy, and shareholders will no longer participate in any future earnings or growth of our assets or benefit from any increases in the value of our assets once such assets are sold.

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There are uncertainties as to the timing, nature and amount of any liquidating distributions to shareholders, including the risk that there could be unanticipated delays in selling the Company’s assets and the amounts we would ultimately distribute to our shareholders pursuant to the Plan of Sale and Liquidation may be substantially less than the amounts we currently estimate if the amounts of our liabilities, other obligations and expenses and claims against us are higher than we currently anticipate.

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The range of Total Estimated Liquidating Distributions was derived based on data and information evaluated by the Company’s management as of or prior to June 30, 2025, but does not take into account interest rate, market or other changes since that time.

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The possibility that continuing with the status quo or pursuing one or more other strategic alternatives could result in greater returns in a reasonable period of time than the Total Estimated Liquidating

Distributions that would be paid to a shareholder following the closing of the Portfolio Sale Transaction and under the Plan of Sale and Liquidation.
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It is possible the Company could become subject to the 100% excise tax on “prohibited transactions” if we are unable to avail ourselves of the safe harbor provided in the Code on the sales of our assets pursuant to the Plan of Sale and Liquidation or otherwise structure our property sales so that such tax would not be applicable.

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The Company intends, for tax purposes, to transfer our remaining unsold properties to a liquidating trust or convert to a liquidating entity if we are unable to sell all of our assets and distribute the net proceeds to our shareholders within 24 months (or sooner, in the discretion of the Company) of the Plan of Sale and Liquidation being approved by shareholders, which may cause shareholders to recognize taxable gain at the time of such transfer, prior to the receipt of cash, and may have adverse tax consequences on tax-exempt and non-U.S. shareholders.

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Depending on the tax basis in their shares, U.S. shareholders may recognize taxable gain in connection with the receipt of the Total Estimated Liquidating Distributions, and non-U.S. shareholders under certain circumstances may recognize taxable gain and may be subject to U.S. withholding taxes.

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If the Company establishes a liquidating trust or converts to another liquidating entity, such trust or entity will likely provide for a prohibition on the transfer of trust interests subject to certain limited exceptions.

Generally
•
The Board and the Transaction Committee considered the Portfolio Sale Transaction and subsequent orderly wind-down of the Company’s business and affairs and termination of the Company’s existence pursuant to the Plan of Sale and Liquidation together, as the strategic alternative that is most likely to result in the greatest value for shareholders as compared to the Company’s other strategic alternatives, but recognize that shareholders would have separate votes on the Portfolio Sale Proposal and the Liquidation Proposal and could decide to approve one without the other.

•
The obligation to repay all of the existing outstanding indebtedness of the Company, including any prepayment penalties, which will become payable in connection with the closing of the Portfolio Sale Transaction.

•
The need to complete the Debt Financing, or obtain other replacement financing, to maximize the amount of the Initial Special Distribution and provide additional amounts to enable the Company to proceed with an orderly wind-down of the Company’s business and affairs under the Plan of Sale and Liquidation.

•
The Initial Special Distribution may not be made until after the Company has repaid its existing indebtedness, and the ability to make Additional Potential Special Distributions will be subject to ongoing compliance with the terms of our Debt Financing and, as such, there can be no certainty as to the timing or amount of any such distributions.

•
The price of our common shares is likely to decline or become more volatile due to the gradual liquidation of the Company and payments of liquidating distributions to shareholders.

•
Risks related to diverting management focus and resources from operational matters while working to implement the Portfolio Sale Transaction and the Plan of Sale and Liquidation, and the potential loss of executive officers and other key personnel who provide services to the Company, which could adversely impact our day-to-day operations and ability to close sales of our assets and timely complete the liquidation and dissolution of the Company.

•
The risks of potential market disruptions that could impact the Company’s ability to complete the Portfolio Sale Transaction or the sales of the Remaining Company Assets, including other general risks outside the Company’s control, such as changes in general economic or local conditions, changes in interest rates or availability of mortgage funds, supply and demand dynamics, changes in tax, real estate, environmental and zoning laws, occupancy percentages, lease rates, competition, the availability of suitable buyers, operating performance and the perceived quality and dependability of income flows from tendencies, and potential major repairs or other contingent liabilities associated with the assets.
•
Regulatory processes in Montgomery County, Maryland and the District of Columbia which relate to the sale of multifamily properties, can impact or disrupt the timing or ability to sell these properties.

•
The material costs associated with our business operations, including accounting, legal and other expenses in connection with required filings with the SEC and to support the day-to-day operations during the winding-down process under the Plan of Sale and Liquidation.

•
Pursuant to Maryland law and our Declaration of Trust, our shareholders are not entitled to appraisal or dissenters’ rights (or rights of an objecting shareholder) in connection with the Portfolio Sale Proposal or the Liquidation Proposal.

•
The types and nature of the risks described under the section entitled “Risk Factors” beginning on page 27.

In addition, the Board was aware of and considered the fact that our trustees and executive officers have interests in the Proposed Transactions that are different from, or in addition to, our shareholders generally, including those interests that are a result of compensation arrangements with the Company. See “The Proposed Transactions — Interests of Our Trustees and Executive Officers” beginning on page 79.
This discussion of the foregoing information and material factors considered by the Board in reaching its conclusions and recommendations is not intended to be exhaustive and is not provided in any specific order or ranking. In view of the wide variety of factors considered by the Board in evaluating the Portfolio Sale Transaction and the other transactions contemplated by the Purchase Agreement, the Plan of Sale and Liquidation and the complexity of these matters, the Board did not find it practicable to, and did not attempt to, quantify, rank or otherwise assign relative weight to those factors. The grouping of material factors above is for convenience only. In addition, different members of the Board may have given different weight or merit to different factors. The Board did not reach any specific conclusion with respect to any of the factors considered and instead conducted an overall review of such factors and determined that, in the aggregate, the potential benefits considered outweighed the potential risks or possible negative consequences of declaring advisable and approving the Portfolio Sale Transaction and the other transactions contemplated by the Purchase Agreement, on the terms and conditions set forth in the Purchase Agreement and the Plan of Sale and Liquidation.
The explanation of the factors and reasoning set forth above contain forward-looking statements and should be read in conjunction with the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 39. After considering the foregoing potentially negative and potentially positive factors, the Board and the Transaction Committee concluded that the potentially positive factors relating to each of the Portfolio Sale Transaction and the Plan of Sale and Liquidation substantially outweighed the potentially negative factors.
After careful consideration, and taking into account the factors set forth above, the Board unanimously recommends that you vote “FOR” approval of the Portfolio Sale Proposal and “FOR” approval of the Liquidation Proposal.
Opinion of Goldman Sachs & Co. LLC
Goldman Sachs rendered its oral opinion on July 30, 2025, subsequently confirmed by delivery of its written opinion dated August 1, 2025 (the “Opinion Date”), for the benefit of the Transaction Committee and the Board, that, as of the Opinion Date, and based upon and subject to the factors, assumptions, limitations, qualifications and other matters set forth therein, the $1,605,560,100 in cash, as adjusted pursuant to Article 3 of the Purchase Agreement (the “Adjustments”) (as used in this section, the “Consideration”) to be paid to Seller (as used in this section, together with the Company, the “Seller Parties”) for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement was fair from a financial point of view to the Company.

The full text of the written opinion of Goldman Sachs, dated August 1, 2025, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix C. Goldman Sachs provided advisory services and its opinion for the information and assistance of the Transaction Committee and the Board in connection with their consideration of the Portfolio Sale Transaction. Goldman Sachs’ opinion is not a recommendation as to how any holder of common shares should vote with respect to the Portfolio Sale Transaction or any other matter.
In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:
•
the Purchase Agreement;

•
annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2024;

•
certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company;

•
certain other communications from the Company to its shareholders;

•
certain publicly available research analyst reports for the Company;

•
certain internal asset-level financial statements for the Sale Properties being contributed to Echo Sub in the Pre-Closing Reorganization for the two fiscal years ended December 31, 2024 and the twelve months ended June 30, 2025, as prepared by the management of the Company and approved for Goldman Sachs’ use by the Transaction Committee; and

•
certain financial analyses and forecasts for Echo Sub, prepared by the management of the Company, as approved for Goldman Sachs’ use by the Transaction Committee (the “Forecasts”), and certain estimates as to the amounts of the Adjustments, as prepared by the management of the Company and approved for Goldman Sachs’ use by the Transaction Committee (the “Adjustment Estimates”).

Goldman Sachs also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of Echo Sub and the Seller Parties, and performed such other studies and analyses, and considered such other factors, as it deemed appropriate.
For purposes of rendering its opinion, Goldman Sachs, with the consent of the Transaction Committee, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, it, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the Transaction Committee’s consent that the Forecasts and the Adjustment Estimates had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Seller Parties, Echo Sub or any of their respective subsidiaries and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the closing of the Portfolio Sale Transaction will be obtained without any adverse effect on the Company or Seller or on the expected benefits of the Portfolio Sale Transaction in any way meaningful to its analysis. Goldman Sachs also assumed that the Portfolio Sale Transaction will be consummated on the terms set forth in the Purchase Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Goldman Sachs’ opinion does not address the underlying business decision of the Company to engage in the Portfolio Sale Transaction, or the relative merits of the Portfolio Sale Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs’ opinion addresses only the fairness from a financial point of view to the Company, as of the Opinion Date, of the Consideration to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement. Goldman Sachs’ opinion does not express any view on, and does not address, any other term or aspect of the Purchase Agreement or the Portfolio Sale Transaction or any term or aspect of any other agreement or instrument contemplated by the

Purchase Agreement or entered into or amended in connection with the Portfolio Sale Transaction, including, the Pre-Closing Reorganization, any allocation of the Consideration, the fairness of the Portfolio Sale Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors, trustees or employees of the Seller Parties or Echo Sub, or class of such persons, in connection with the Portfolio Sale Transaction, whether relative to the Consideration to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement or otherwise. Furthermore, Goldman Sachs’ opinion does not express any view on, nor does it address, any potential use of proceeds from the Portfolio Sale Transaction that may be contemplated by the Company, including any distribution of any portion of the Consideration to the holders of common shares, nor any other post-closing plans of the Company or Seller, including the use by the Company of a liquidating trust for purposes of holding and disposing of the Remaining Company Assets following the closing of the Portfolio Sale Transaction. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the Opinion Date and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the Opinion Date. In addition, Goldman Sachs does not express any opinion as to the prices at which the common shares will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company, the Portfolio Sale Transaction or as to the impact of the Portfolio Sale Transaction on the solvency or viability of the Seller Parties, Echo Sub or the Buyer Parties or the ability of the Seller Parties, Echo Sub or the Buyer Parties to pay their respective obligations when they come due. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.
The following is a summary of the material financial analyses delivered by Goldman Sachs to the Transaction Committee in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 29, 2025, and is not necessarily indicative of current market conditions.
Illustrative Discounted Cash Flow Analysis.
Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Sale Portfolio to derive a range of illustrative present values for the Sale Portfolio. Using the mid-year convention for discounting cash flows and discount rates ranging from 8.25% to 9.25%, reflecting estimates of the Sale Portfolio’s weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2025 (i) estimates of unlevered free cash flow for the Sale Portfolio for the six-month period ended June 30, 2025 and fiscal years 2026 through 2029 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Sale Portfolio, which were calculated by applying perpetuity growth rates ranging from 2.75% to 3.25%, to a terminal year estimate of the unlevered free cash flow to be generated by the Sale Portfolio, as reflected in the Forecasts. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Sale Portfolio’s target capital structure weightings, the cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Sale Portfolio, as well as certain financial metrics for the United States financial markets generally.
Goldman Sachs derived ranges of illustrative values for the Sale Portfolio from the ranges of present values it derived above for the Sale Portfolio ranging from $1,167 million to $1,508 million.
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analysis or of the summary set forth above, without considering the analysis as a whole, could create an incomplete view of the processes underlying

Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of its analysis and did not attribute any particular weight to any factor considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of its analysis.
Goldman Sachs prepared this analysis for purposes of Goldman Sachs’ providing, for the benefit of the Transaction Committee and the Board, its opinion as to the fairness to the Company, from a financial point of view, as of the Opinion Date, of the Consideration to be paid to Seller for all of the outstanding equity interests of Echo Sub pursuant to the Purchase Agreement. This analysis does not purport to be an appraisal nor does it necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Seller Parties, Echo Sub, the Buyer Parties, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.
The Consideration was determined through arm’s-length negotiations between the Company and Cortland and was approved by the Transaction Committee and the Board. Goldman Sachs provided advice for the benefit of the Transaction Committee and the Board during these negotiations. Goldman Sachs did not recommend any specific amount of consideration to the Company or the Transaction Committee or the Board or that any specific amount of consideration constituted the only appropriate consideration for the Portfolio Sale Transaction.
As described above, Goldman Sachs’ opinion for the benefit of the Transaction Committee and the Board was one of many factors taken into consideration by each of the Transaction Committee and the Board in making their determination to approve the Portfolio Sale Transaction. The foregoing summary does not purport to be a complete description of the analysis performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Appendix C.
Goldman Sachs and its affiliates (collectively, “Goldman Sachs Affiliated Entities”) are engaged in advisory, underwriting, lending and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Seller Parties, Echo Sub, Cortland, the Buyer Parties (collectively, the “Relevant Parties”), any of their respective affiliates and, as applicable, portfolio companies, and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Purchase Agreement. Goldman Sachs investment banking business unit (“Goldman Sachs Investment Banking”) has an existing lending relationship with each of the Company and Cortland or majority-owned subsidiaries or, if applicable, portfolio companies or funds thereof. Goldman Sachs acted as financial advisor to the Transaction Committee in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the Purchase Agreement. At the Company’s request, and with the consent of the Transaction Committee and the Board, Goldman Sachs Affiliated Entities will be providing debt financing to the Company in connection with the Remaining Company Assets following the closing of the Portfolio Sale Transaction, subject to the occurrence thereof and the terms of such financing, pursuant to which such Goldman Sachs Affiliated Entities expect to receive compensation upon funding such financing of up to $4.24 million, based on certain assumptions that may prove inaccurate, including that the Company will be able to complete the sales of the Remaining Company Assets by its stated target date of June 30, 2026, as described in “The Plan of Sale and Liquidation” beginning on page 103. Goldman Sachs has provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as a sales agent, forward seller and forward purchaser for the Company’s at-the-market offering of up to $350,000,000 of common shares in February 2024 and as anti-raid advisor to the Company since March 2025. During the two-year period ended August 1, 2025, Goldman Sachs has recognized aggregate compensation of approximately $2.0 million for financial advisory and/or underwriting services provided by Goldman Sachs Investment Banking to the Company and/or its affiliates. During the two-year period ended August 1, 2025, Goldman Sachs Investment Banking has not been engaged by Cortland or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to the Seller Parties, Echo Sub, Cortland and their respective affiliates and/or, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation.
As of August 1, 2025, Goldman Sachs Affiliated Entities had (i) no direct GS Principal Investment (as defined below) in the Company and/or its affiliates, (ii) no direct GS Principal Investment in Cortland and/or its Related Entities. Funds managed by affiliates of Goldman Sachs Investment Banking are not co-invested with Cortland and/or its affiliates and are not invested in equity interests of funds managed by affiliates of Cortland. Such funds managed by affiliates of Goldman Sachs Investment Banking may co-invest with, and invest in equity interests of, Cortland and/or its affiliates or funds managed thereby in the future.
On the public side of Goldman Sachs’ informational wall (the “Public Side”) and in the ordinary course of its various business activities, Goldman Sachs Affiliated Entities may also own equity securities in the Relevant Parties, and/or their respective affiliates arising from engaging in market making, trade execution, clearing, custody, margin lending and other similar financing transactions, securities lending, and related activities (including by acting as agent for third parties executing their transactions or as principal supplying liquidity to market participants, and any related hedging, other risk management or inventory management) (collectively, “Market Making Activities”), which positions change frequently. Regulatory, informational and operational barriers separate the Public Side from Goldman Sachs Investment Banking.
For purposes of this section of the proxy, (x) Goldman Sachs relied on its books and records to (i) unless otherwise indicated, calculate all amounts and (ii) determine whether an entity is an affiliate, portfolio company, subsidiary or majority-owned subsidiary of another entity, and (y) the following terms have the definitions set forth below:
GS Principal Investments (including any associated commitments) are (i) direct balance sheet investments in equity interests or equity securities held by Goldman Sachs Affiliated Entities for its own account or (ii) direct investments in equity interests held by a fund managed by a Goldman Sachs Affiliated Entity which fund is primarily for the benefit of Goldman Sachs Affiliated Entities and/or its current and former employees and not third-party clients. GS Principal Investments do not include equity interests arising from Market Making Activities, equity derivatives, convertible debt instruments, or warrants or equity kickers received in connection with senior secured loans, mezzanine loans, warehouse loans, preferred equity with a fixed rate of return or other similar types of financing transactions (which may also be subject to hedging or other risk-mitigating instruments). GS Principal Investments also do not include investments by funds managed by Goldman Sachs Affiliated Entities which funds are almost entirely for the benefit of third-party clients (“GS Client Funds”), which funds can co-invest alongside, and/or make investments in, the Relevant Parties or their respective Related Entities. As investment managers for GS Client Funds, Goldman Sachs Affiliated Entities are required to fulfill a fiduciary responsibility to GS Client Funds in making decisions to purchase, sell, hold or vote on, or take any other action with respect to, any financial instrument.
“Related Entities” are, as applicable, a person or entity’s subsidiaries, affiliates, portfolio companies and/or funds managed thereby.
The Transaction Committee selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Portfolio Sale Transaction. Pursuant to a letter agreement dated February 12, 2025 among the Company, the Transaction Committee and Goldman Sachs (as amended, modified or supplemented in accordance with its terms, the “engagement letter”), the Transaction Committee engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transaction(s). The engagement letter provides for a transaction fee of approximately $20.8 million, $2 million of which became payable upon delivery by Goldman Sachs of the results of the study undertaken by Goldman Sachs with respect to its opinion, $11.7 million is contingent upon the closing of the Portfolio Sale Transaction, and the remainder of which is to be paid over time in connection with the closing of the sales of the Remaining Company Assets (based on the ultimate sales prices of the Remaining Company Assets) with the balance of any unpaid amount to be paid no later than October 31, 2026, subject to the pricing and other terms of such sales, and based on certain assumptions which may prove inaccurate, and that the proceeds from the sales of the Remaining Company Assets will not be materially different from those estimated by the management of the Company, as described in “The Plan of Sale and Liquidation” beginning on page 103. In addition, the Company has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.
Certain Unaudited Prospective Financial Information
As a matter of course, the Company does not publicly disclose long-term projections or internal projections of our future performance due to the unpredictability of the underlying assumptions and estimates. However, in connection with our review of Portfolio Sale Transaction, the Board authorized senior management to prepare and provide certain non-public, unaudited prospective financial information for fiscal years 2025 through 2029 regarding the Sale Portfolio (the “Prospective Financial Information”) to the Board, in connection with its evaluation of the Portfolio Sale Transaction, and to Goldman Sachs, for its use and reliance, at the direction and with the approval of the Transaction Committee, in connection with its financial analyses and opinion, as more fully described in this proxy statement in “— Opinion of Goldman Sachs & Co. LLC” beginning on page 63.
The Prospective Financial Information was provided to the Board and Goldman Sachs, and approved by the Transaction Committee for Goldman Sachs’ use and reliance in connection with performing its financial analyses for purposes of rendering its opinion, for the benefit of the Transaction Committee and the Board, in connection with their evaluation of the Portfolio Sale Transaction, as more fully described in this proxy statement in “— Opinion of Goldman Sachs & Co. LLC” beginning on page 63, and the Prospective Financial Information is summarized below and such summary is included in this proxy statement solely to reflect information made available to the Board and Goldman Sachs at the time that certain events occurred and that certain decisions by the Transaction Committee and the Board were made and should not be relied upon as indicative of actual future results. Readers of this proxy statement are cautioned not to rely on the Prospective Financial Information or any assumptions underlying the Prospective Financial Information.
Neither the Company nor any of its advisors or other representatives endorses the Prospective Financial Information as necessarily predictive of actual future results. Furthermore, although presented with numerical specificity and reasonably prepared on a basis reflecting the best currently available estimates and judgments of the Company’s senior management at the time such Prospective Financial Information was prepared and provided to, and approved by the Transaction Committee for use by, Goldman Sachs, the Prospective Financial Information reflects numerous estimates and assumptions made by the Company’s senior management at such time and represents the Company’s senior management’s estimate of the expected future financial performance of the Sale Portfolio. In addition, since the Prospective Financial Information covers multiple years, such information by its nature becomes subject to greater uncertainty with each successive year. These and the other estimates and assumptions underlying the Prospective Financial Information involve judgments with respect to, among other things, economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among others, the inherent uncertainty of the business and economic conditions affecting the industry in which the Company operates, its ability to achieve strategic goals, objectives and targets over applicable periods and the other risks and uncertainties described in “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 27 and page 39, respectively, and in the reports that the Company files with the SEC from time to time, all of which are difficult to predict and many of which are outside the control of the Company. There can be no assurance that the underlying assumptions or projected results will be realized, and actual results could differ materially from those reflected in the Prospective Financial Information. Further, these assumptions do not include all potential actions that the senior management of the Company could or might have taken during these time periods. The inclusion in this proxy statement of the unaudited Prospective Financial Information should not be regarded as an indication that the Company, the Board or its advisors considered, or now consider, this Prospective Financial Information to be material information to any Company shareholders, particularly in light of the inherent risks and uncertainties associated with such Prospective Financial Information, or that it should be construed as financial guidance, and it should not be relied on as such. This information was prepared solely for internal use and is subjective in many respects and thus is susceptible to multiple interpretations. The Prospective Financial Information is not fact and readers of this proxy statement should not place undue reliance on the Prospective Financial Information as necessarily indicative of actual future results.
The Prospective Financial Information also reflect numerous variables, expectations and assumptions available at the time it was prepared as to certain business decisions that are subject to change and does not take into account any circumstances or events occurring after the date it was prepared and provided to the Board and Goldman Sachs, including the Proposed Transactions or the possible financial and other effects on the Company of the Proposed Transactions, and does not attempt to predict or suggest actual future results or give effect to the Proposed Transactions, including the costs that may be incurred in connection with closing the Portfolio Sale Transaction, the effect on the Company of any decision or action that has been or will be taken as a result of the Purchase Agreement having been executed or the Plan of Sale and Liquidation having been approved, or the effect of any decisions or actions which would likely have been taken if the Purchase Agreement had not been executed or the Plan of Sale and Liquidation had not been approved, but which were instead altered, accelerated, postponed or not taken in anticipation of the Proposed Transactions. No assurances can be given that if the Prospective Financial Information and the underlying assumptions had been prepared as of the date of this proxy statement, similar assumptions would be used.
In preparing the Prospective Financial Information included in this proxy statement, the Company’s senior management made a number of assumptions regarding, among other things, lease-up rates of existing assets, occupancy and tenant retention levels, changes in rent and operating expenses, bad debt expense, interest rates, the amount, timing, cost and lease-up rates of existing and planned development and redevelopment projects, the amount that would be charged as a management fee for these properties if managed by a third party manager, the amount of general and administrative costs to be allocated to the Sale Portfolio, the amount of taxes paid, the amount of non-real estate related revenues and expenses and revenue growth generated from the Company’s ongoing efforts to improve operational efficiencies, such as the roll-out of managed Wi-Fi to communities.
The Prospective Financial Information included in this proxy statement has been prepared by, and is the responsibility of, our management. The Prospective Financial Information was not prepared with a view to compliance with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. For example, certain metrics included in the Prospective Financial Information are non-GAAP financial measures, and the Prospective Financial Information does not include footnote disclosures as may be required by GAAP. Furthermore, Ernst & Young LLP our independent registered public accounting firm, has not examined, reviewed, compiled or otherwise applied procedures to the Prospective Financial Information and, accordingly, assumes no responsibility for, and expresses no opinion on, the Prospective Financial Information.
Prospective Financial Information
The following table summarizes the Prospective Financial Information ($ in millions and amounts may reflect rounding):
Sale Portfolio	2025E	2026E	2027E	2028E	2029E
Real Estate Rental Revenue	$152.8	$159.1	$166.2	$174.4	$181.3
Direct Real Estate Operating Expenses	54.6	57.3	60.2	62.6	64.9
Net Operating Income (“NOI”)(1)	98.1	101.7	106.0	111.8	116.4
Property Management Expenses(2)	5.8	6.0	6.3	6.6	6.9
General and Administrative Expense (Allocated)(3)	17.4	15.5	15.0	15.5	15.9
Unlevered Free Cash Flow(4)	44.4	57.6	59.0	67.1	71.2

(1)
NOI is defined as Real Estate Rental Revenue less Direct Real Estate Operating Expenses for the Sale Properties. NOI excludes non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), interest expense, depreciation and amortization, lease origination expenses, general and administrative expenses, acquisition costs, real estate impairment, casualty gain and losses and gain or loss on extinguishment of debt. NOI does not include property management expenses, which consist of corporate property management costs and property management fees paid to third parties. NOI is a non-GAAP measure and should not be considered as an alternative to net income as a measure of operating performance or cash flow from operating activities or as a measure of liquidity.
(2)
Property Management Expenses consists of an internal property management fee expense calculated as a percentage of Real Estate Rental Revenue for the Sale Properties.

(3)
General and Administrative Expense (Allocated) consists of a portion of the Company’s estimated general and administrative expense (which excludes the effect of any possible future acquisitions or other capital-raising allocated to the Sale Properties). The figures set forth in the table represent approximately two-thirds of the Company’s estimated general and administrative expenses, which, for purposes of preparing the Prospective Financial Information, the Company’s management believed was a reasonable approximation for the Sale Properties given that the Sale Properties accounted for approximately two-thirds of the Company’s revenues for the trailing twelve-month period ended June 30, 2025.

(4)
Unlevered Cash Flow is defined as NOI less (i) Property Management Expenses, (ii) General and Administrative Expenses, (iii) recurring maintenance capital expenditures and (iv) major development-related capital expenditures. Unlevered Cash Flow is a non-GAAP measure and should not be considered as an alternative to net income as a measure of operating performance or cash flow from operating activities or as a measure of liquidity.

General
By including in this proxy statement a summary of the Prospective Financial Information, neither the Company nor any of its financial advisors or other representatives has made or makes any representation to any person regarding the actual performance of the Sale Portfolio or the Company compared to the information contained in the Prospective Financial Information. The Company does not undertake any obligation to update or otherwise revise the Prospective Financial Information to reflect circumstances existing since its preparation or to reflect the occurrence of subsequent or unanticipated events, even in the event that any or all of the underlying assumptions are shown to be inappropriate, or to reflect changes in general economic or industry conditions. Neither the Company nor its financial advisors or other representatives has made, makes or is authorized in the future to make any representation to any Company shareholder or other person regarding the actual performance of the Sale Portfolio or the Company compared to the information contained in the Prospective Financial Information or that the results reflected in the Prospective Financial Information will be achieved. Neither the Company nor its advisors or other representatives assumes any responsibility for the validity, reasonableness, accuracy or completeness of the Prospective Financial Information.
In light of the foregoing, and considering that the Special Meeting will be held several months after the Prospective Financial Information was prepared, as well as the uncertainties inherent in any forecasted information, the Company’s shareholders are cautioned not to place unwarranted reliance on such information, and are urged to review the Company’s most recent SEC filings for a description of its reported financial results and the financial statements of the Company incorporated by reference in this proxy statement. See “Where You Can Find More Information” beginning on page 117. The Prospective Financial Information summarized in this section is not included in this proxy statement in order to induce any holder of the Company’s common shares to vote in favor of the Portfolio Sale Proposal, the Liquidation Proposal or any of the other proposals to be voted on at the Special Meeting.
The Prospective Financial Information includes certain non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by the Company may not be comparable to similarly titled amounts used by other companies. These non-GAAP financial measures are useful to investors and management in understanding current profitability levels and liquidity that may serve as a basis for evaluating future performance and facilitating comparability of results. The non-GAAP financial measures included in the Prospective Financial Information were relied upon by the Board and the Transaction Committee, in connection with their evaluation of the Proposed Transactions, and, at the direction and with the approval of the Transaction Committee, were relied upon by Goldman Sachs in connection with performing its financial analyses for purposes of rendering its opinion, for the benefit of the Transaction Committee and the Board, in connection with their evaluation of the Portfolio Sale Transaction, as more fully described in this proxy statement in “— Opinion of Goldman Sachs & Co. LLC” beginning on page 63. The SEC rules which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures provided to a board of trustees or a financial advisor in connection with a proposed transaction such as the Portfolio Sale Transaction if the disclosure is included in a document such as this proxy statement. Accordingly, no such reconciliations have been provided, although the footnotes to the tables above provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.
Material U.S. Federal Income Tax Consequences
The following is a summary of the material U.S. federal income tax consequences of the Plan of Sale and Liquidation, of distributions to shareholders pursuant to the Plan of Sale and Liquidation, including the possible receipt by shareholders of interests in, and of our possible conversion to, a Liquidating Entity (as defined below). This summary assumes that our shareholders will approve the Liquidation Proposal. This summary is based on current law, is for general information only and is not tax advice. We urge you to consult with your own tax advisors regarding tax consequences of the Plan of Sale and Liquidation.
This summary is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect as of the date hereof, all of which are subject to change or to different interpretations, possibly with retroactive effect. We have not requested, and do not plan to request, any rulings from the IRS concerning our tax treatment or the tax treatment of the Plan of Sale and Liquidation, and the statements in this proxy statement are not binding on the IRS or any court. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.
This summary discusses, but is not intended to fully address (i) U.S. federal taxes other than income taxes, (ii) state, local or non-U.S. taxes, or (iii) tax reporting requirements. This summary assumes that our common shares are held as capital assets within the meaning of section 1221 of the Code and does not address all aspects of taxation that may be relevant to particular holders in light of their personal investment or tax circumstances. Your tax treatment may vary depending on your particular situation. In addition, this summary does not address the tax treatment of special classes of holders of our common shares, including, for example:
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banks and other financial institutions;

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insurance companies;

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regulated investment companies;

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REITs;

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pension plans, tax-exempt entities or persons holding our common shares in a tax-deferred or tax advantaged account (except to the extent specifically set forth below);

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“qualified foreign pension funds” or entities wholly owned by a qualified foreign pension fund;

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mutual funds;

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dealers in securities or currencies;

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traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

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persons whose functional currency is not the U.S. dollar;

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persons holding our common shares as part of a hedge or conversion transaction or as part of a “straddle” or a constructive sale;

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persons holding 10% or more (by vote or value) of our common shares;

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U.S. expatriates;

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persons subject to the alternative minimum tax;

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holders of our restricted shares or who otherwise acquired our common shares as compensation;

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partnerships or entities treated as partnerships for U.S. federal income tax purposes and investors therein, S corporations or other pass-through entities;

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non-U.S. holders (except to the extent specifically set forth below); and

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“controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax, and in each case, shareholders of such corporations.

If any partnership, or entity treated as a partnership for U.S. federal income tax purposes holds our common shares, the tax treatment of its partners generally will depend upon the status of the partner and the activities of the entity. If you are a partnership that holds our common shares, or a partner in such a partnership, you should consult your tax advisor regarding the tax consequences of the Plan of Sale and Liquidation.
For purposes of this section, a “U.S. holder” means a beneficial owner of our common shares that is, for U.S. federal income tax purposes a “United States person” within the meaning of section 7701(a)(30) of the Code:
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an individual citizen or resident of the United States;

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a corporation, or other entity treated as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the United States or any state thereof, or the District of Columbia;

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a trust (i) the administration of which is subject to the primary supervision of a U.S. court and with respect to which one or more “United States persons” (as defined under the Code) have the authority to control all substantial decisions, or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person; or

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an estate the income of which is subject to U.S. federal income taxation regardless of its source.

As used in this section, a “non-U.S. holder” means a beneficial owner of our common shares that is not a U.S. holder or an entity treated as a partnership for U.S. federal income tax purposes.
THE U.S. FEDERAL INCOME TAX RULES APPLICABLE TO OUR LIQUIDATION, TO HOLDING AND DISPOSING OF OUR COMMON SHARES, AND TO RECEIVING AND HOLDING INTERESTS IN A LIQUIDATING TRUST OR A LIQUIDATING ENTITY ARE HIGHLY TECHNICAL AND COMPLEX. HOLDERS OF COMMON SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE LIQUIDATION, THE OWNERSHIP AND DISPOSITION OF OUR COMMON SHARES AND THE RECEIPT AND OWNERSHIP OF INTERESTS IN A LIQUIDATING TRUST OR A LIQUIDATING ENTITY, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX LAWS, AND POTENTIAL CHANGES IN APPLICABLE TAX LAWS, IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Tax Consequences to the Company
We believe that we have qualified as a REIT under Sections 856 through 860 of the Code. If the Plan of Sale and Liquidation is approved by our shareholders, we expect to qualify as a REIT for our taxable year ending on December 31, 2025 and in 2026 until we transfer our remaining assets and liabilities to a liquidating trust, which we anticipate, but cannot be certain, will occur after all or most of our properties are sold. However, our ability to maintain our status as a REIT in 2026 and future taxable years is uncertain and will depend in part on the timing and nature of the sales of our remaining properties.
Assuming we are qualified as a REIT, we are generally entitled to receive a deduction for dividends paid. In addition, we are also generally permitted a deduction for dividends paid with respect to distributions pursuant to a plan of liquidation, including distributions to our shareholders of interests in a liquidating trust, provided that the plan of liquidation is completed within 24 months of its adoption. We anticipate that the Total Estimated Liquidating Distributions will exceed our taxable income recognized in each tax year following the adoption of the Plan of Sale and Liquidation within the meaning of the Code (which is effective upon approval by the shareholders of the Plan of Sale and Liquidation), and that our liquidation will be completed within 24 months of such adoption. In that case, assuming we are qualified as a REIT, we will generally not be subject to U.S. federal income tax on any gain or other income recognized following the adoption of the Plan of Sale and Liquidation, including any gain that we recognize upon a transfer of appreciated assets to a liquidating trust or the conversion to a Liquidating Entity and the receipt of interests in the liquidating trust or Liquidating Entity by our shareholders.
In order to maintain our status as a REIT, we must, among other things, continue to satisfy various qualification requirements pursuant to the Code, including requirements relating to the nature of our gross assets and income, the timing and amount of distributions and the composition of our shareholders. However, as a result of the liquidation or otherwise, circumstances may arise which could cause us to fail to qualify as a REIT in 2025 and future taxable years. In addition, the Board could cause the Company to revoke or otherwise terminate our REIT election at any time if the Board determines it to be in our best interest to change our investment policy in a manner that does not comply with the REIT qualification requirements. Should we lose our status as a REIT, we would be taxable as a corporation for U.S. federal income tax purposes. In that case, we would be subject to U.S. federal income taxes at the corporate rate for the taxable year in which our qualification as a REIT terminates, and in any subsequent years, with respect to our income from operations and from sales and distributions of appreciated assets in connection with our Plan of Sale and Liquidation, and without any tax deduction for dividends that we pay.
So long as we continue to qualify as a REIT, any net gain from “prohibited transactions” will be subject to a 100% tax. In general, “prohibited transactions” are dealer sales (i.e., inventory-like sales of property held primarily for sale to customers in the ordinary course of the Company’s business). We expect the asset sales made pursuant to the Plan of Sale and Liquidation may qualify for the prohibited transaction tax safe harbor or otherwise not be subject to such prohibited transactions tax.
The Code sets forth a safe harbor for REITs that wish to sell property without risking the imposition of the 100% penalty tax. The principal requirements of the safe harbor are that: (i) the REIT must hold the applicable property for not less than two years for the production of rental income prior to its sale; (ii) the aggregate expenditures made by the REIT, or any partner of the REIT, during the two-year period preceding the date of sale which are includible in the basis of the property do not exceed 30% of the net selling price of the property; and (iii) property sales by the REIT during the particular tax year satisfy at least one of the following thresholds: (a) not more than seven sales during the year (treating the sale of multiple properties to the same buyer in a single transaction as a single sale for this purpose); (b) sales in the current year do not exceed 10% of the REIT’s assets as of the beginning of the year (as measured by either fair market value or tax basis); or (c) sales in the current year do not exceed 20% of the REIT’s assets as of the beginning of the year, and sales over a three-year period do not exceed, on average, 10% per annum of the REIT’s assets, in each case as measured by either fair market value or tax basis. However, if a particular transaction does not satisfy all of the requirements of the foregoing safe harbor, it will not necessarily be treated as a prohibited transaction. Rather, in that case, the determination as to whether it is considered to be a dealer sale, and therefore a prohibited transaction, will instead be based upon an analysis of all of the relevant facts and circumstances.
Whether an asset is property held primarily for sale to customers in the ordinary course of a trade or business is a highly factual determination. We expect the asset sales made pursuant to the Plan of Sale and Liquidation may either qualify for the safe harbor or otherwise not be subject to the prohibited transactions tax. There can be no assurance, however, that such sales will qualify for the safe harbor or the IRS will not successfully challenge the characterization of properties we hold for purposes of applying the prohibited transactions tax.
Tax Consequences to U.S. Holders of Our Common Shares
In connection with the Plan of Sale and Liquidation, U.S. holders may receive the Initial Special Distribution and the Additional Potential Special Distributions. The amount of the Initial Special

Distribution will be applied first to reduce a U.S. holder’s tax basis in its common shares, but not below zero. A U.S. holder’s tax basis in its common shares will generally be equal to the U.S. holder’s cost of its shares, reduced by any prior distributions that were treated as reductions in basis rather than taxable dividends. To the extent that distributions pursuant to the Plan of Sale and Liquidation exceed a U.S. holder’s basis in its common shares, the excess will constitute taxable gain and be recognized in the year in which the distribution is received. If the Total Estimated Liquidating Distributions received by a U.S. holder is less than the tax basis of its shares, the U.S. holder will generally recognize a loss in the year in which the Additional Potential Special Distribution is received. If the Plan of Sale and Liquidation is not adopted, any distributions will generally be treated first as taxable dividends to the extent of the Company’s earnings and profits rather than tax-free liquidating distributions to the extent of a shareholder’s basis in their shares.
Gain or loss will be calculated separately for each block of shares, with a block consisting of shares acquired at the same cost in a single transaction. This gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the shares have been held for more than one year. Long-term capital gains of non-corporate U.S. holders may qualify for reduced U.S. federal income tax rates. Additionally, a 3.8% Medicare unearned contribution tax will apply to any gain recognized by individuals, trusts and estates whose income exceeds certain threshold levels. Capital gains of corporate U.S. holders generally are taxable at the regular tax rates applicable to corporations. The deductibility of a capital loss is subject to limitations under the Code.
The Total Estimated Liquidating Distributions made by us generally will not be unrelated business taxable income (“UBTI”) to a tax-exempt U.S. holder that does not hold its common shares as “debt-financed property” within the meaning of the Code. However, tax-exempt U.S. holders may recognize UBTI with respect to assets (if any) transferred to a liquidating trust or another form of liquidating entity treated as a pass-through for U.S. federal income tax purposes (a “Liquidating Entity”); see “— Tax Consequences of the Liquidating Trust” and “— Tax Consequences of the Liquidating Entity” below.
Tax Consequences to Non-U.S. Holders of Our Common Shares
The rules governing U.S. federal income taxation of non-U.S. holders are complex, and no attempt will be made in this proxy statement to provide more than a limited summary of such rules. A non-U.S. holder should consult with its own tax advisor to determine the impact of U.S. federal, state and local income tax laws with regard to the Plan of Sale and Liquidation and its receipt of the Total Estimated Liquidating Distributions. Accordingly, this discussion does not address all aspects of U.S. federal income taxation, nor state, local or non-U.S. tax consequences (including treaty benefits, if any, that may be available in certain instances), that may be relevant to a non-U.S. holder in light of its particular circumstances.
The discussion below assumes that a non-U.S. holder’s investment in our common shares is not effectively connected with a trade or business conducted in the United States by the non-U.S. holder, or, if an applicable tax treaty so provides, that its investment in our common shares is not attributable to a United States permanent establishment maintained by the non-U.S. holder. Also, special rules apply to a non-U.S. holder who is an individual who has been present in the United States for 183 days or more during the taxable year in which a liquidating distribution is made to such non-U.S. holder. We recommend that non-U.S. holders consult their own tax advisors to determine the U.S. federal, state, local and non-U.S. income and other tax consequences to them of the liquidation.
The IRS takes the position that, under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), liquidating distributions by a REIT that are attributable to gain from the REIT’s sale or exchange of U.S. real property interests (FIRPTA distributions) generally are taxable to non-U.S. holders as if such gain were effectively connected with a U.S. trade or business. Non-U.S. holders thus generally would be taxed on FIRPTA distributions at the same capital gain rates applicable to U.S. holders. We generally will be required to withhold U.S. tax equal to 21% from any such FIRPTA distributions. The 21% tax withheld may be claimed by a non-U.S. holder as a credit against its reported U.S. federal income tax liability. In addition, corporate non-U.S. holders may be subject to a 30% branch profits tax on FIRPTA distributions made by us unless such non-U.S. holder is entitled to treaty relief or other exemption. However, FIRPTA distributions made by us generally would not be treated as effectively connected income for a non-U.S. holder if (i) the FIRPTA distribution is received with respect to shares that are regularly traded on an established securities market located in the United States and (ii) the non-U.S. shareholder has not owned more than 10% of our common shares at any time during the one-year period ending on the date of the distribution, in which case the Total Estimated Liquidating Distributions that are FIRPTA distributions are generally not subject to withholding taxes.
Generally, we will be required to report annually to the IRS the amount of FIRPTA distributions paid to a non-U.S. holder, such holder’s name and address, and the amount of U.S. tax withheld, if any. A non-U.S. holder may be entitled to a refund or credit against the holder’s U.S. federal income tax liability, if any, with respect to any amount withheld pursuant to FIRPTA, provided that the required information is furnished to the IRS on a timely basis. Non-U.S. holders should consult their tax advisor regarding withholding tax considerations.
Tax Consequences of the Termination of the Plan of Sale and Liquidation
Until we are dissolved, the Board may terminate the Plan of Sale and Liquidation without shareholder approval at the Board’s discretion to the extent permitted under applicable law and authorize us to seek to dispose of all our assets through a merger, business combination or similar transaction. If the Board were to terminate the Plan of Sale and Liquidation, liquidating distributions previously made to a holder could be recharacterized as distributions that are subject to tax under the provisions of the Code applicable to the shareholders of a REIT in the same manner as distributions on our common shares would be subject to tax absent approval of the Liquidation Proposal. Such liquidating distributions could also be recharacterized as a payment to such holder for the sale or exchange of its common shares in partial redemption of them. Whether sale or distribution treatment would apply to a holder would depend on such holder’s particular circumstances and various other factors and we cannot predict which would apply; however, regardless of which treatment would apply, each distribution likely would at least be partially taxable to holders, in which case holders may have to file amended returns and pay any additional taxes to the extent any are due.
Information Reporting and Backup Withholding
Backup withholding, currently at a rate of 24%, and information reporting may apply to distributions pursuant to the Plan of Sale and Liquidation. Backup withholding will not apply, however, to a holder who:
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in the case of a U.S. holder, furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on an IRS Form W-9 or successor form;

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in the case of a non-U.S. holder, furnishes an applicable IRS Form W-8 or successor form; or

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is otherwise exempt from backup withholding and complies with other applicable rules and certification requirements.

Backup withholding is not an additional tax and any amount withheld under these rules may be credited against the holder’s U.S. federal income tax liability and may entitle the holder to a refund if required information is timely furnished to the IRS.
Withholding on Payments to Certain Foreign Entities
The Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% withholding tax on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification requirements are satisfied. As a general matter, FATCA imposes a 30% withholding tax on dividends in respect of our common shares if paid to a foreign entity unless either (i) the foreign entity is a “foreign financial institution” that undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) the foreign entity is not a “foreign financial institution” and identifies certain of its U.S. investors, or (iii) the foreign entity otherwise is excepted under FATCA. While withholding under FATCA would have applied to payments of gross proceeds from the sale or other disposition of our common shares received after December 31, 2018, proposed Treasury regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers may generally rely on these proposed Treasury regulations until final Treasury regulations are issued. An intergovernmental agreement between the United States and an applicable foreign country, or future United States Treasury regulations or other guidance, may modify these requirements.

Holders are encouraged to consult with their tax advisors regarding the potential application and impact of FATCA and any intergovernmental agreement between the United States and their home jurisdiction in connection with FATCA compliance, with respect to dividends and Total Estimated Liquidating Distributions received from the Company.
Tax Consequences of the Liquidating Trust
The Board may at any time transfer our remaining assets and obligations to a liquidating trust if it determines that such a contribution is advisable. Upon a determination made by the Board, we may contribute our remaining assets and obligations to a liquidating trust no later than 24 months following the effective date of the Plan of Sale and Liquidation. While we cannot be certain of the timing, we anticipate transferring assets to a liquidating trust after we have sold most of our remaining properties and distributed substantially all of the proceeds from those sales. Consequently, while we cannot be certain, we anticipate transferring mostly cash to a liquidating trust in an amount sufficient to satisfy any remaining liabilities and the expenses of completing our liquidation. Under the Code, a trust will be treated as a liquidating trust if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, it will no longer be considered a liquidating trust. Although neither the Code nor the Treasury regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations.
If we transfer assets to a liquidating trust and distribute interests in the liquidating trust to our shareholders, this will be treated for U.S. federal income tax purposes as if we distributed an interest in each of the assets so transferred directly to our shareholders. Accordingly, each holder will be treated as receiving a liquidating distribution from us equal to such holder’s share of the cash and the fair market value of the assets (less liabilities) transferred to the liquidating trust, and may recognize gain, and incur tax liability, if the cash and the fair market value of the non-cash assets (less liabilities) deemed distributed to that holder exceeds the holder’s basis in its shares, even though the holder may not receive a concurrent distribution of cash.
Assuming that the liquidating trust is treated as a “liquidating trust” for U.S. federal income tax purposes, the liquidating trust will be treated as a “grantor trust” for U.S. federal income tax purposes. Accordingly, each unit or interest in the liquidating trust will represent ownership of an undivided proportionate interest in all of the assets and liabilities of the liquidating trust and a holder will be treated for U.S. federal income tax purposes as receiving or paying directly a pro rata portion of all income, gain, loss, deduction and credit of the liquidating trust. A holder will be taxed each year on its share of revenues from the liquidating trust, net of such holder’s share of expenses of the liquidating trust (including interest and depreciation) whether or not the holder receives a distribution of cash from the liquidating trust that year. When the liquidating trust makes distributions to holders, the holders will recognize no additional gain or loss.
A holder’s tax basis in a unit of the liquidating trust (and indirectly in the pro rata portion of the net assets in the liquidating trust which are attributable to that unit) will be equal to the fair market value of a unit (and those net assets) on the date that it is distributed to the holder, which value will be determined by us and reported to the holders. The long-term or short-term character of any capital gain or loss recognized in connection with the sale of the liquidating trust’s assets will be determined based upon a holding period commencing at the time of the acquisition by a holder of such holder’s beneficial interest in the liquidating trust.
The trustee or trustees of the liquidating trust will provide to each holder of units in the liquidating trust after each year end a detailed itemized statement that reports on a per unit basis the holder’s allocable share of all the various categories of revenue and expense of the liquidating trust for the year. Each holder must report such items on its own U.S. federal income tax return regardless of whether the liquidating trust makes concurrent cash distributions.

If the liquidating trust fails to qualify as a liquidating trust for U.S. federal income tax purposes, the consequences to holders will depend on the reason for the failure to qualify, and, under certain circumstances, the liquidating trust could be treated as an association taxable as a corporation for U.S. federal income tax purposes, rather than as a trust. If the liquidating trust is taxable as a corporation, the trust itself will be subject to federal income tax at the applicable corporate income tax rate, which is currently 21%. In that case, distributions made by the trust would be reduced by this additional level of tax, and a holder would be subject to tax upon the receipt of distributions that constitute dividends from the trust rather than taking into account its share of the trust’s taxable items on an annual basis. We intend to take all available steps to cause the liquidating trust to qualify for treatment as a liquidating trust for U.S. federal income tax purposes.
Because holders would be treated as owning their respective shares of the liquidating trust’s assets, they would be treated as directly engaging in the operations of the liquidating trust. As such, tax-exempt U.S. holders holding interests in the liquidating trust may realize UBTI with respect to the trust’s operations, and non-U.S. holders may be considered to derive income that is effectively connected with a U.S. trade or business. In that event, non-U.S. holders would be subject to U.S. federal income tax and, for corporate non-U.S. holders, branch profits tax. The liquidating trust may withhold tax on Total Estimated Liquidating Distributions made to non-U.S. holders. Any withheld tax will be creditable against the non-U.S. holder’s U.S. federal income tax liability. Tax-exempt U.S. shareholders and non-U.S. shareholders should consult their own tax advisors regarding the U.S. federal income tax consequences that would apply to them if we were to transfer assets to a liquidating trust.
Tax Consequences of the Liquidating Entity
Pursuant to the Plan of Sale and Liquidation, the Board may at any time, as an alternative to the liquidating trust, convert the Company into a Liquidating Entity if it determines that such a conversion is advisable. If the Liquidating Entity is organized as a trust, the trust would be required to satisfy the requirements of a “liquidating trust” for U.S. federal income tax purposes as described above in “— Tax Consequences of the Liquidating Trust.” The following discussion assumes that the Liquidating Entity is organized as a limited liability company, partnership or limited partnership that is treated as a partnership for U.S. federal income tax purposes.
Under the Code, the conversion to a Liquidating Entity should be treated as a deemed taxable liquidation of the Company under section 331 of the Code and distribution of all of our assets and liabilities to our shareholders, immediately followed by a deemed contribution by our shareholders of our assets and liabilities to a newly formed partnership in exchange for equity in the partnership in a tax-free transaction under section 721 of the Code. Accordingly, each holder may recognize gain, and incur tax liability, if the cash and the fair market value of the non-cash assets (less liabilities) deemed distributed to that holder exceeds the holder’s basis in its shares, even though the holder may not receive a concurrent distribution of cash. The deemed receipt of our assets in a deemed taxable liquidation is expected to be treated in the same manner as the receipt of Total Estimated Liquidating Distributions, as described above in “Material U.S. Federal Income Tax Consequences — Tax Consequences to U.S. Holders of Our Common Shares” and “Material U.S. Federal Income Tax Consequences — Tax Consequences to Non-U.S. Holders of Our Common Shares.”
The Liquidating Entity is expected to be treated as a partnership for U.S. federal income tax purposes, and due to the expected imposition of certain transfer restrictions on the holders of its interests, the Liquidating Entity is not expected to be a “publicly traded partnership” for U.S. federal income tax purposes. As a result, the Liquidating Entity generally is not itself expected to be subject to U.S. federal income tax, but each holder will be required to take into account its allocable share of the Liquidating Entity’s items of income, gain, loss, deduction and/or credit for the taxable year of the Liquidating Entity ending within or with the taxable year of the holder, without regard to whether such holder has received or will receive corresponding distributions from the Liquidating Entity. Each item generally will have the same character and source as though the holder realized the item directly. A holder’s tax basis in its interests in the Liquidating Entity will be equal to the fair market value of such interest on the date that it is distributed to the holder. A holder’s ability to use its share of the Liquidating Entity’s losses and to deduct its share of the Liquidating Entity’s expenses is subject to certain limitations.

If a holder receives a cash distribution (or deemed cash distribution) in an amount that exceeds such holder’s adjusted tax basis in its interest in the Liquidating Entity, such holder would be required to recognize, for U.S. federal income tax purposes, gain to the extent of that excess. Such amount would generally be treated as gain from the sale or exchange of its interest in the Liquidating Entity.
The Liquidating Entity expects to file annually a U.S. federal income tax information return on IRS Form 1065 and will provide an IRS Schedule K-1 (or equivalent) to holders as soon as practicable following the end of each fiscal year. For any given year, the Liquidating Entity may be unable to provide this information to its holders prior to the due date for the filing of tax returns with respect to that year. Each holder will be responsible for the preparation and filing of such holder’s own income tax returns, and each holder should be prepared to obtain extensions of the filing date for its income tax returns at the U.S. federal, state and local levels.
The Liquidating Entity may be subject, or required, to withhold and pay over any U.S. or non-U.S. withholding taxes (including interest and penalties thereon) directly or indirectly imposed with respect to any holder or other taxes imposed on the Liquidating Entity (including pursuant to a Liquidating Entity-level audit). Without limiting the foregoing, if a non-U.S. holder receives a distribution that exceeds such holder’s adjusted tax basis in its interest in the Liquidating Entity, such holder generally will be subject to a 10% U.S. withholding tax on such excess (subject to certain exceptions). The amount of any withholding or other taxes withheld will be deemed distributed to the relevant holder and deemed paid by that holder to the relevant taxing jurisdiction. Due to the complexity of the application of withholding tax rules, holders may be subject to under-withholding or over-withholding.
Under the Code, adjustments in tax liability with respect to the Liquidating Entity’s items generally will be made at the Liquidating Entity-level in a partnership proceeding which the Liquidating Entity’s “partnership representative” will control, rather than by individual audits of the holders. Any audit adjustment that results in additional tax (including interest and penalties thereon) generally will be assessed and collected at the Liquidating Entity-level in the taxable year of adjustment unless the Liquidating Entity makes an election to issue adjusted tax information to those persons that were holders in the taxable year subject to audit. In general, the Liquidating Entity may enter into a settlement agreement with the IRS on behalf of, and binding upon, the holders. It is possible that holders will be directly subject to audit of Liquidating Entity items, or that a Liquidating Entity-level audit will result in an audit of the holder’s own returns, which may give rise to additional taxation on a current or retroactive basis. The general partner of the Liquidating Entity may be authorized to make, on behalf of the Liquidating Entity, all tax determinations and elections in its discretion.
Tax-exempt U.S. holders holding interests in the Liquidating Entity may realize UBTI with respect to the Liquidating Entity’s operations, and non-U.S. holders may be considered to derive income that is effectively connected with a U.S. trade or business. In that event, non-U.S. holders would be subject to U.S. federal income tax and, for corporate non-U.S. holders, branch profits tax. Accordingly, the Liquidating Entity is expected to withhold tax of up to 37% on the Total Estimated Liquidating Distributions made to non-U.S. holders. Any tax withheld will be creditable against the non-U.S. holder’s U.S. federal income tax liability. Tax-exempt U.S. holders and non-U.S. holders should consult their own tax advisors regarding the U.S. federal income tax consequences that would apply to them if we were to convert into a Liquidating Entity.
Upon a U.S. holder’s subsequent sale, exchange or other taxable disposition of interests in the Liquidating Entity, the U.S. holder should recognize gain or loss in an amount equal to the difference between the amount realized and its adjusted tax basis in the transferred interests. The amount realized will generally include the U.S. holder’s share of the Liquidating Entity’s liabilities outstanding at the time of the disposition. Gain or loss will generally be treated as capital gain or loss to the extent a sale of assets by the Liquidating Entity would qualify for such treatment. Capital gain will be long-term capital gain if at the time of the sale, exchange or other disposition the U.S. holder held its interests in the Liquidating Entity for more than one year. Long-term capital gains of an individual taxpayer generally are taxed at preferential rates. The deductibility of capital losses is subject to certain limitations.
Upon a non-U.S. holder’s subsequent sale, exchange or other taxable disposition of interests in the Liquidating Entity, such non-U.S. holder’s gain or loss would generally be treated as income that is effectively connected with a U.S. trade or business and subject to U.S. federal income tax. Further, the purchaser of an interest in the Liquidating Entity is required to withhold (subject to certain exceptions) 10% of the amount realized (which generally includes the non-U.S. holder’s share of the Liquidating Entity’s liabilities at the time of the disposition) by a non-U.S. holder in connection with the disposition of an interest in the Liquidating Entity, or (subject to certain exceptions) 15% in the case of certain amounts relating to any “United States real property interest” under FIRPTA.
State and Local Tax
Holders may be required to file income tax returns in states or localities in which a liquidating trust or Liquidating Entity owns properties. The state or local tax treatment may differ from the U.S. federal income tax treatment described above. Each holder should consult its tax advisors regarding state and local tax consequences of owning units in a liquidating trust or interests in a Liquidating Entity.
THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE PLAN OF SALE AND LIQUIDATION AND TO DISTRIBUTIONS MADE PURSUANT TO THE PLAN OF SALE AND LIQUIDATION, AND IS NOT TAX ADVICE. THEREFORE, HOLDERS OF OUR COMMON SHARES ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE OWNERSHIP OF OUR COMMON SHARES AND OF THE ADOPTION AND IMPLEMENTATION OF THE PLAN OF SALE AND LIQUIDATION, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.
Interests of Our Trustees and Executive Officers
In considering the Board’s recommendation that shareholders vote “FOR” approval of the proposals to be voted on at the Special Meeting, shareholders should be aware that our trustees and executive officers have interests, including financial interests, in the Proposed Transactions that may be different from, or in addition to, those of our shareholders generally. These interests may create potential conflicts of interest. The Board was aware of these interests and considered them, among other matters, in reaching their respective decisions to approve the Purchase Agreement and the Plan of Sale and Liquidation.
Our executive officers, for purposes of the discussion below are Paul T. McDermott (President and Chief Executive Officer), Steven M. Freishtat (Executive Vice President and Chief Financial Officer), Tiffany M. Butcher (Executive Vice President and Chief Operating Officer), Susan L. Gerock (Senior Vice President and Chief Information Officer), and W. Drew Hammond (Senior Vice President, Chief Administrative Officer and Treasurer), and our non-employee trustees are Jennifer S. Banner, Benjamin S. Butcher, Susan Carras, Ellen M. Goitia, Thomas H. Nolan, Jr., Ron D. Sturzenegger, and Vice Adm. Anthony L. Winns (RET.).
Treatment of Common Shares and Restricted Share Units
All of our executive officers hold common shares (including restricted common shares) and certain of executive officers hold RSUs. Additionally, certain of our trustees hold common shares and certain of our trustees who have elected to participate in the Trustee Deferred Compensation Plan (as more fully described below) hold RSUs.
Our trustees and executive officers who hold common shares (including restricted common shares) and RSUs will participate in the Initial Special Distribution and Additional Potential Special Distributions to the extent they continue to hold their equity in the Company on the applicable record dates, in the same manner as all holders of our common shares.
The following table summarizes the outstanding common shares (including restricted common shares) and RSUs held by our executive officers and trustees as of August 15, 2025. The amounts in the following table do not represent new entitlements. The following table also sets forth the estimated cash distributions that each of our executive officers and trustees would be entitled to receive in respect of their outstanding equity in the Company based on an assumed per common share distribution amount from the Portfolio Sale

Transaction and the Liquidation Proposal of $17.86, which is the midpoint of the estimated range of Total Estimated Liquidating Distributions, as discussed below in “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation” beginning on page 105.
Name	Number of Common Shares(1)	Estimated Total Distribution for Common Shares
Executive Officers
Paul T. McDermott	669,760	$11,961,914
Steve M. Freishtat	48,835	$872,193
Tiffany M. Butcher	57,527	$1,027,432
Susan L. Gerock	73,729	$1,316,800
W. Drew Hammond	57,729	$1,031,040
Trustees
Jennifer S. Banner	31,135	$556,071
Benjamin S. Butcher	93,570	$1,671,160
Susan Carras	11,136	$198,889
Ellen M. Goitia	44,471	$794,252
Thomas H. Nolan, Jr.	56,887	$1,016,002
Ron D. Sturzenegger	1,494	$26,683
Vice Adm. Anthony L. Winns (RET.)	70,252	$1,254,701

(1)
Includes common shares issuable upon termination of Board service pursuant to vested RSUs as follows: Ms. Banner, 31,135; Mr. Butcher, 93,570; Ms. Carras, 9,558; Mr. Nolan, 54,910; Mr. Sturzenegger, 1,494; Mr. Winns, 70,252; and all trustees as a group, 260,919. Includes restricted common shares and RSUs as follows: Ms. Butcher, 43,199; Mr. Freishtat, 25,110; Ms. Gerock, 23,476; Mr. Hammond, 19,005 and Mr. McDermott, 207,872; and all executive officers as a group, 318,662.

Trustee Deferred Compensation Plan
Our trustees may elect to participate in the Trustee Deferred Compensation Plan, which is a non-tax qualified deferred compensation plan in which non-employee trustees may elect to defer a percentage or dollar amount of their cash compensation and/or all of their share compensation. Cash compensation deferred is credited with interest equivalent to the weighted average interest rate on the Company’s fixed-rate bonds as of December 31 of each respective calendar year. A non-employee trustee may alternatively elect to designate that all of his or her annual board retainer and/or all of his or her share compensation be converted into RSUs at the market price of common shares as of the end of the applicable quarter. The RSUs are credited with an amount equal to the corresponding dividends paid on the Company’s common shares.
A change in control is not a payment event under the Trustee Deferred Compensation Plan. Payment will not commence until termination of a trustee’s Board service unless the Board approves the termination of the plan and payout of account balances under the plan following the closing of the Portfolio Sale Transaction in reliance on the plan termination rules under Section 409A of the Code.
Prorated Payment under Amended and Restated Executive Officer Short-Term Incentive Plan
The executive officers participate in the Company’s Amended and Restated Executive Officer Short-Term Incentive Plan (the “STIP”), an annual cash-based bonus plan. Pursuant to the terms of the STIP, upon a change of control, the performance goals under the STIP will be prorated based on number of days in the performance period through the date of the change in control relative to the full performance period, and the executive will receive a prorated award based on the actual levels of achievement of the prorated performance goals as of the date of the change in control. Pursuant to the terms of the STIP, the closing of Portfolio Sale Transaction will constitute a change in control under the STIP.

Acceleration of Vesting under Amended and Restated Executive Officer Long-Term Incentive Plan
The executive officers participate in the Company’s Amended and Restated Executive Officer Long-Term Incentive Plan (the “LTIP”). Under the LTIP, executive officers are provided the opportunity to earn awards based on (i) the achievement of performance measures, which are established for each performance period, and (ii) continued employment with the Company. Outstanding awards under the LTIP consist of both time-based vesting equity and performance-based vesting equity. Elme’s outstanding time-based restricted common shares under the LTIP are granted at the beginning of the performance period and are subject to a three-year vesting schedule, with the restricted common shares vesting in one-third increments on each December 15 of the applicable performance period if the participant remains employed by the Company on each of such dates. Elme’s outstanding performance-based awards are based on relative total shareholder return performance, measured over the applicable three-year performance period against (a) a selected constituents of the FTSE Nareit Residential Index that have equity market capitalization over $0.5 billion and under $15 billion as of December 31, 2024 (60% weighting) and (b) a peer group of companies selected by the Compensation Committee of the Board (40% weighting), after consultation with its independent compensation consultant, at the beginning of the performance period.
Pursuant to the LTIP, upon a change in control, all time-based vesting restricted common shares which are unvested will become vested, and executive officers will receive fully-vested shareholder return measure-based awards calculated based on actual levels of achievement of the applicable shareholder return measures as of the date of the change in control, which award will not be prorated based on the period of employment during the performance period. Pursuant to the terms of the LTIP, the closing of the Portfolio Sale Transaction will constitute a change in control under the LTIP.
Accelerations of Vesting under Non-Executive Officer Long-Term Incentive Plan
Certain of our executives, Mr. Freishtat and Mr. Hammond, previously participated in the Amended and Restated Long-Term Incentive Plan (for Non-Executive Officers and Staff) (the “Non-officer LTIP”), prior to their promotions in 2023. Pursuant to the Non-officer LTIP, both were granted RSUs for the one-year performance period that began on January 1, 2022. Such RSUs vest annually in one-third increments, commencing on December 15, 2023. The closing of the Portfolio Sale Transaction will constitute a change of control under the Non-officer LTIP and any unvested RSUs held by Messrs. Freishtat and Hammond will become vested.
CEO Restricted Share Grant
Mr. McDermott was granted 100,000 shares of restricted stock in the Company on September 29, 2022, in recognition of Elme’s successful completion of its transformative transactions, which, subject to certain limited exceptions, were originally scheduled to cliff vest on September 29, 2027, subject to Mr. McDermott’s continued service until such date of vesting. Upon a change of control, Mr. McDermott’s restricted share grant becomes fully vested. Pursuant to the terms of Mr. McDermott’s grant, the closing of the Portfolio Sale Transaction will constitute a change in control under Mr. McDermott’s restricted share grant.
COO Restricted Share Grant
Pursuant to Ms. Butcher’s offer letter to join the Company, Ms. Butcher was awarded $99,995 in restricted shares, granted under the Amended and Restated 2016 Omnibus Incentive Plan, on July 10, 2023, her first date of employment. These 6,064 restricted shares vest in three equal installments over a three-year period, on the first three anniversaries of the grant date. Upon a change of control, Ms. Butcher’s remaining unvested 2,021 restricted shares become fully vested. Pursuant to the terms of Ms. Butcher’s grant, the closing of the Portfolio Sale Transaction will constitute a change in control under Ms. Butcher’s restricted share grant.
Severance Entitlements
Our executive officers are parties to change in control agreements (collectively, the “CIC Agreements”) with the Company pursuant to which heightened severance benefits are payable in the event of an executive officer’s involuntary termination of employment in connection with a change in control of the Company.

The CIC Agreements provide that if an executive officer is involuntarily terminated not for cause within the period commencing 90 days prior to and ending 24 months after (36 months for Mr. McDermott) a change in control, the executive officer will be entitled to the following, subject to their execution of a release of claims against the Company:
•
In the case of Mr. McDermott and Ms. Gerock, base salary continuation at the rate in effect as of the termination date (in installments) for 36 months for Mr. McDermott and 24 months for Ms. Gerock;

•
In the case of Mr. McDermott and Ms. Gerock, payment of an annual bonus for each calendar year or partial calendar year in which such executive officer receives salary continuation in an amount equal to the average annual STIP compensation received by such executive officer during the three years prior to the involuntary termination;

•
In the case of Messrs. Freishtat and Hammond and Ms. Butcher, a lump sum payment of two times base salary at the rate in effect as of the termination date, plus a lump sum payment equal to two times the greater of (i) the average annual STIP compensation the executive officer receives during the three years prior to the involuntary termination and (ii) the target STIP amount for the year of termination;

•
In the case of all executive officers, payment by the Company of the full cost of COBRA continuation coverage for the period of time in which salary continuation pursuant to the CIC Agreement is paid, up to a maximum of 18 months or until the executive officer obtains other comparable coverage, whichever is sooner; and

•
Immediate vesting in any then-unvested share grants granted to the executive officer under Amended and Restated 2016 Omnibus Incentive Plan and immediate vesting in the deferred compensation plans.

An involuntary termination, as defined in each of the CIC Agreements, includes, on or after the date on which a change in control occurs, (i) a termination not for cause and (ii) a resignation as a result of an executive officer’s material diminution in duties responsibilities or compensation, provided the executive officer gives notice to the Company within thirty (30) days of such diminution. For purposes of the CIC Agreements, “cause” includes (a) commission of a felony or crime of moral turpitude, (b) illegal, dishonest, fraudulent or disloyal conduct by the executive in the course of their duties, (c) breach of any fiduciary duty owed to the Company, and (d) gross neglect of duty or poor performance which is not cured by the executive to the reasonable satisfaction of the Company within thirty (30) days of executive’s receipt of written notice from the Company of said gross neglect or poor performance.
Pursuant to the CIC Agreements, a “best-net” cutback provision will be applied if any payment made to the applicable executive officer in connection with a change in control of the Company, including any payment under the applicable CIC Agreement, would result in an excise tax imposed by Section 4999 of the Code, meaning that the executive officer will either: (i) receive all the payments and benefits to which he or she is entitled, subject to the excise tax; or (ii) have such payments and benefits reduced by the minimum amount necessary so that the excise tax would not apply, if such reduction would result in a greater net after-tax benefit to the executive officer.
Pursuant to the terms of the CIC Agreements, shareholder approval of the Liquidation Proposal will constitute a change in control under the CIC Agreements but payment will not be received by an executive officer unless and until they are involuntarily terminated from the Company.
While no action has been taken to date, we currently anticipate that the Compensation Committee, at the appropriate time, and in accordance with Section 409A, will cause any then-remaining severance payments payable to Mr. McDermott and Ms. Gerock to be made in a lump sum in lieu of installment payments.
Supplemental Executive Retirement Plan
The executive officers participate in the Company’s Supplemental Executive Retirement Plan (the “SERP”), pursuant to which the Company makes contributions to the SERP on behalf of executive officers ranging from 12.6% to 17% of their base salary, with the exact contribution percentage based on the participant’s current age and service. Participants become unconditionally vested in their accrued benefit under the SERP upon a change in control. Pursuant to the terms of the SERP, shareholder approval of the Liquidation Proposal will constitute a change in control under the SERP.
Participants generally become “conditionally vested” in their accrued benefit under the SERP after attainment of age 55 and twenty years of continuous employment with the Company or upon the tenth anniversary of their participation in the SERP (subject to not engaging in prohibited competitive activities during a two-year restriction period). Mr. McDermott became conditionally vested in his SERP benefits in 2023 following the tenth anniversary of his participation in the SERP.
Participants generally become “unconditionally vested” in their accrued benefit under the SERP upon attainment of age 65, death, total and permanent disability, involuntary termination not for cause or a change in control. All the executive officers will become unconditionally vested in their SERP benefits upon shareholder approval of the Liquidation Proposal; however, payment will not commence until termination of employment unless the Board approves the termination and payout of the SERP following the closing of the Portfolio Sale Transaction in reliance on the plan termination rules under Section 409A of the Code. While no action has been taken to date, we currently anticipate that the Board will approve the termination and payout of the SERP following the closing of the Portfolio Sale Transaction in reliance on the plan termination rules under Section 409A of the Code.
General
Other than as discussed in this section and the section titled, “— Golden Parachute Compensation,” beginning on page 83, no executive officer is entitled to any additional amounts or benefits as a result of the Proposed Transactions pursuant to existing contractual obligations.
The compensation arrangements and benefits discussed above, as well as in the Company’s most recent proxy statement, are not necessarily indicative of how the Company’s executive officers would be compensated in the future if the Liquidation Proposal is approved by our shareholders. The Compensation Committee of the Board expects to review, evaluate and make appropriate modifications to the incentive compensation framework for executive officers to more closely align incentives around timely completion of the wind-down and liquidation of the Company, including the sale of Remaining Company Assets, and efforts to maximize the aggregate amount of Additional Potential Special Distributions to shareholders consistent with the estimates and assumptions reflected in the estimated range of Additional Potential Special Distributions described under “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation,” and the Company’s overall compensation program, including incentive compensation, following effectiveness of the Plan of Sale and Liquidation could vary significantly from the Company’s historical practices.
Golden Parachute Compensation
As required by Item 402(t) of Regulation S-K, the following table sets forth, for our named executive officers, compensation that may be triggered by the closing of the Proposed Transactions. Our named executive officers are: Paul T. McDermott (President and Chief Executive Officer), Tiffany M. Butcher (Executive Vice President and Chief Operating Officer), Steven M. Freishtat (Executive Vice President and Chief Financial Officer), Susan L. Gerock (Senior Vice President and Chief Information Officer) and W. Drew Hammond (Senior Vice President, Chief Administrative Officer and Treasurer).
Under certain of the Company’s benefits arrangements, the closing of the Portfolio Sale Transaction constitutes a change in control. In addition, under certain of the Company’s benefits arrangements, the earlier shareholder approval of the Liquidation Proposal is also a change in control. The following table includes payments that would become payable upon a change in control of the Company (known as “single-trigger” payments) and payments that may become payable to or realized by such individuals following certain termination of employment events that occur following the closing of such change in control transactions (known as “double-trigger” payments).
The estimated potential payments in the table below are based on: (i) an assumed per common share distribution amount from the Proposed Transactions of $17.86, which is the midpoint of the estimated range of Total Estimated Liquidating Distributions, as discussed in “The Plan of Sale and Liquidation — Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation,” (ii) the assumption that the Portfolio Sale Proposal and the Liquidation Proposal are approved by our shareholders, (iii) an assumed closing date of the Portfolio Sale Transaction of August 15, 2025 (which is the assumed date of the closing of the Portfolio Sale Transaction solely for purposes of this compensation disclosure), (iv) the assumption that the employment of each of our named executive officers will be “involuntarily terminated,” as defined in each named executive officer’s CIC Agreement, and (v) the assumption that each named executive officer’s base salary, STIP award and LTIP awards are those that are in effect on August 15, 2025. The amounts included in the table below do not include amounts otherwise due and owing to each applicable named executive officer, such as salary, or payments or benefits generally available to all salaried employees of the Company.
All of the assumptions described above are being made solely for purposes of this disclosure and the calculations set forth below. Depending on when and if the Proposed Transactions occur, the timing of when the named executive officers would become entitled to the single-trigger payments or have the right to double-trigger payments will change. Since the timing of the Proposed Transactions is unknown at this time, information in the table below is illustrative and represents an estimate based on the timing and other assumptions described above. As a result, the actual amounts to be received by an executive officer in connection with or following the Proposed Transactions and his or her termination of employment may materially differ from the amounts set forth below. All dollar amounts have been rounded to the nearest whole dollar. The amounts in the following tables do not reflect any reduction in payments pursuant to the best-net reduction provision described above.
Name	Cash ($)(1)	Equity ($)(2)	Pension/ NQDC ($)(3)	Perquisites/ benefits ($)(4)	Total ($)
Paul McDermott	$5,694,809	$9,614,395	$2,532,236	$53,138	$17,894,578
Steve Freishtat	1,334,469	1,560,857	131,166	53,138	3,079,630
Tiffany Butcher	1,953,449	2,817,701	147,211	18,324	4,936,685
Susan Gerock	1,229,301	1,558,696	175,667	37,563	3,001,227
W. Drew Hammond	1,160,022	1,129,913	119,829	18,403	2,428,166

(1)
As detailed in this footnote, certain amounts included in the “Cash” column of the table above and separately identified in the table below represent the cash severance that may be received by a named executive officer from the Company in connection with their involuntary termination of employment in connection with a change in control of the Company. These cash severance amounts are “double trigger” payments and have been described in “— Severance Entitlements” above. The cash severance amounts are paid in a lump sum for Messrs. Hammond and Freishtat and Ms. Butcher and in installments over three years for Mr. McDermott and two years for Ms. Gerock. In addition, this column includes an estimate of each executive officer’s single-trigger prorated STIP award payable in a lump sum by the Company calculated based on the actual levels of achievement of the prorated performance goals as of the date of the closing of the Portfolio Sale Transaction, as further described in “— Prorated Payment under Amended and Restated Executive Officer Short-Term Incentive Plan.” In the absence of a change in control, the named executive officers would have received a STIP award based on the achievement of non-prorated performance goals for the entire calendar year.

Name	Cash Severance Amount ($)	Pro-rated STIP Amount ($)	Total Cash ($)
Paul McDermott	$4,997,250	$697,559	$5,694,809
Steve Freishtat	1,137,500	196,969	1,334,469
Tiffany Butcher	1,640,500	312,949	1,953,449
Susan Gerock	1,063,860	165,441	1,229,301
W. Drew Hammond	1,008,000	152,022	1,160,022

(2)
Amounts in this column do not represent the value of any new equity awards. Instead, amounts in this column represent full acceleration of existing equity awards held by our named executive officers based on the assumptions described above. Absent a change in control, and assuming continued service by the named executive officers, 18% of the aggregate amount in the “Equity” column is scheduled to vest in December 2025, 38% of the aggregate amount in the “Equity” column is scheduled to vest in December 2026, and 44% of the aggregate amount in the “Equity” column is scheduled to vest in December 2027. This includes full vesting of all awards outstanding under the LTIP, including outstanding time-vesting restricted shares and the grant of fully vested shares in connection with a change in control based on achievement of shareholder return metrics, as further described in “— Acceleration of Vesting under Amended and Restated Executive Officer Long-Term Incentive Plan.” In addition, in the case of Mr. McDermott, this column includes the value of acceleration of vesting in his 100,000 restricted shares granted to him on September 29, 2022, and in the case of Ms. Butcher, this column includes the value of acceleration of vesting in her 2,021 restricted shares granted to her on July 10, 2023. These amounts are all “single-trigger” payments and will be paid in a lump sum.
Using the assumed price per common share amount of $17.86, the following represents the components of each executive officer’s equity acceleration:
Name	Time-Vesting Restricted Stock Acceleration (outside of LTIP)	Time-Vesting Restricted Stock Acceleration pursuant to LTIP	2023 Performance LTIP Award(5)	2024 Performance LTIP Award(5)	2025 Performance LTIP Award(5)
Paul McDermott	$1,786,000	$1,926,594	$604,811	$2,648,495	$2,648,495
Steve Freishtat	—	448,465	124,699	493,847	493,847
Tiffany Butcher	36,095	735,439	190,620	927,773	927,773
Susan Gerock	—	419,281	128,181	505,617	505,617
W. Drew Hammond	—	339,429	82,620	353,932	353,932
As described above, amounts in this column are based on an assumed per common share distribution amount of $17.86, which is the midpoint of the estimated range of Total Estimated Liquidating Distributions. If instead the average closing price of our common shares over the first five business days following the public announcement of the Proposed Transactions were used, such amount would have been: Mr. McDermott, $8,727,244; Mr. Freishtat, $1,416,832; Ms. Butcher, $2,557,702; Ms. Gerock, $1,414,870; and Mr. Hammond, $1,025,652.
(3)
Represents the value of acceleration of vesting in each named executive officer’s benefits under the SERP as described above under “— Supplemental Executive Retirement Plan” and which will be paid in a lump sum. These amounts are “double trigger” payments because payments triggered by a change in control will not by made by the Company until termination of employment unless the Board approves the termination and payout of the SERP following the closing of the Portfolio Sale Transaction in reliance on the plan termination rules under Section 409A of the Code. While Mr. McDermott’s SERP balance is reflected in the table above, as of 2023, he had already become conditionally vested in this SERP benefit, subject only to not engaging in prohibited competitive activities during a two-year restriction period.

(4)
Represents payment of the full cost of COBRA continuation coverage for up to a maximum of 18 months or until the named executive officer obtains other comparable coverage, whichever is sooner. These amounts are “double trigger” payments because payments triggered by a change in control will not by made by the Company until involuntary termination of employment by the Company during the two years (three for Mr. McDermott) following the closing of the Portfolio Sale Transaction. For further details regarding the perquisites and benefits, see “The Proposed Transactions — Interests of Our Trustees and Executive Officers — Severance Entitlements” on page 81.

(5)
Represents the accelerated vesting and settlement of performance-based awards under the LTIP for the 2023-2025, 2024-2026 and 2025-2027 performance periods, assuming payouts of 46%, 200% and 200%, respectively, of the target value for Mr. McDermott and 44%, 174-179% and 174-179%, respectively, for Messrs. Freishtat and Hammond and Mses. Butcher and Gerock. These payouts are estimated based on the Company’s total shareholder return (“TSR”) performance for the award period relative to the FTSE Residential Index (60% weighting) and a defined population of peer companies (40% weighting). The TSR calculations were performed using the average of the closing share prices for the 20 calendar days at the beginning of each period for the Company and each member of the peer groups, and at the end of the period, using the average of the closing prices of the common shares of the Company and each member of the peer groups for the 20 calendar days ended August 15, 2025. We determined the estimated number of shares awarded using an assumed closing date of the Portfolio Transaction Sale of August 15, 2025. We determined the value of the shares awarded using an assumed per share distribution amount from the Portfolio Sale Transaction and the Liquidation Proposal of $17.86, which is the midpoint of the Total Estimated Liquidating Distributions range, as discussed below in “Plan of Sale and Liquidation — Amount and Timing of Liquidating Distributions to our Shareholders,” beginning on page 105.
Actual payouts will not be determined until the date that the change in control occurs and may result in an actual payout ranging from zero shares to 200% of the target value. The shares will be fully vested at the effective time of the change in control on a “single-trigger” basis (i.e., upon the closing of the Portfolio Transaction Sale regardless of whether the employment of the named executive officer is terminated).
Regulatory Matters
Other than in connection with the filing of this proxy statement with the SEC, any requirements under Maryland law and certain regulatory notice requirements in the District of Columbia and Montgomery County, Maryland related to the sale of multifamily properties, and the notice to Arlington County discussed in “The Purchase Agreement — Conditions to Closing — Closing Deliverables” the Company is not aware of any material regulatory or governmental requirements that must be complied with or regulatory or governmental approvals that must be obtained in connection with the Portfolio Sale Transaction or the Plan of Sale and Liquidation.
Financing Arrangements
Company Indebtedness
In connection with the closing of the Portfolio Sale Transaction, Elme will cause the repayment in full of the following outstanding indebtedness (as well as all accrued interest and prepayment and other fees related thereto): (i) all then-outstanding amounts under Elme’s revolving credit facility ($189,000,000 as of September 1, 2025); (ii) a $125,000,000 term loan; (iii) $350,000,000 of senior unsecured notes; and (iv) $50,000,000 of unsecured notes. Pursuant to the Purchase Agreement, the Company must use reasonable efforts to deliver all notices and take all other actions to facilitate the termination and repayment in full of the Existing Elme Indebtedness on the closing date of the Portfolio Sale Transaction, including delivery of draft and executed payoff letters to Buyer in accordance with the Purchase Agreement.
Debt Financing
In connection with the Proposed Transactions, the Company entered into a commitment letter, dated August 1, 2025, pursuant to which GS Bank committed to provide the Debt Financing in the original principal amount of up to $520 million (with an upward adjustment of an additional $45 million in the event the Yale West Property is subject to a delayed closing or the Yale West Property is excluded from the Portfolio Sale Transaction, in accordance with the terms of the Purchase Agreement), to be secured by substantially all of the Company’s real estate assets and subsidiary equity interests that remain after the closing of the Portfolio Sale Transaction. The Debt Financing will have an initial term of one year with a one-year extension option, that may be exercised subject to certain conditions specified in the commitment letter. The funding of the Debt Financing is contingent on the closing of the Portfolio Sale Transaction and the satisfaction of customary conditions, including but not limited to the execution and delivery of definitive documentation with respect to the Debt Financing. The actual documentation governing the Debt Financing has not been finalized, and accordingly, the actual terms may differ from the description of such terms in the commitment letter, including that the actual amount of proceeds from the Debt Financing may be lower than we estimate due to, among other things, the results of lender real estate diligence, including property appraisals for lending purposes, establishment of customary reserves for property maintenance costs or special reserves for issues identified during lender real estate diligence, and/or higher than estimated third party expenses associated with closing the Debt Financing. The Company intends to use a portion of the proceeds from the Debt Financing to fund a portion of the Initial Special Distribution.
Marketing and Sale Process for the Remaining Company Assets
As of the date of this proxy statement, at the direction of the Board, we have commenced marketing and sale activities with respect to the Remaining Company Assets, and certain of these remaining sales are likely to move forward regardless of whether shareholders approve the Liquidation Proposal or the Portfolio Sale Proposal at the Special Meeting, subject to the acceptability of pricing and other terms.

THE PURCHASE AGREEMENT
The following summarizes the material provisions of the Purchase Agreement. This summary does not purport to be complete and may not contain all of the information about the Purchase Agreement that is important to you. The summary of the material terms of the Purchase Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this proxy statement as Appendix A and which we incorporate by reference into this proxy statement. We recommend that you read the Purchase Agreement attached to this proxy statement as Appendix A carefully and in its entirety, as the rights and obligations of the Parties are governed by the express terms of the Purchase Agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the Purchase Agreement (1) were made solely for the purposes of the Purchase Agreement and solely for the benefit of the Parties to the Purchase Agreement; and (2) may be subject to important qualifications, limitations and supplemental information agreed to by the Parties in connection with negotiating the terms of the Purchase Agreement. In addition, the representations and warranties have been included in the Purchase Agreement for the purpose of allocating contractual risk between the Parties instead of establishing such matters as facts, and may be subject to standards of materiality applicable to such Parties that differ from those applicable to shareholders. Shareholders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement and any descriptions thereof should be read in conjunction with the disclosures in our periodic and current reports, proxy statements and other documents filed with the SEC. See the section of this proxy statement entitled “Where You Can Find More Information.”
In addition, you should not rely on the covenants in the Purchase Agreement as actual limitations on the respective businesses of the Parties because the Parties may take certain actions that are either expressly permitted in the confidential disclosure schedules to the Purchase Agreement (the “Disclosure Schedules”) or as otherwise consented to by the appropriate Party, which consent may be given without prior notice to the public. The Disclosure Schedules contain or refer to information that has been included in the Company’s prior public filings with the SEC and may also include other non-public information. The Disclosure Schedules have not been made public because, among other things, they include confidential or proprietary information. The Parties believe, however, that all information material to a shareholder’s decision to approve the Portfolio Sale Proposal is included in or incorporated into this document.
The Portfolio Sale Transaction
Pursuant to and subject to the terms and conditions of the Purchase Agreement (i) we will effect the Pre-Closing Reorganization so that immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will own all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties and (ii) we will cause Seller to sell, convey, transfer and assign and deliver to Buyer, and Buyer will purchase, accept and assume from Seller, all of the Acquired Interests. The Sale Properties in the Sale Portfolio are listed under the defined term “Sale Portfolio”.
Buyer has acknowledged and agreed that, except for the Company Parties’ representations and warranties, expressly set forth in Article 4 of the Purchase Agreement, the purchase of the Acquired Interests (and, indirectly, the Company’s and the Elme Subsidiaries’ assets and properties) will be on an “as is,” “where is” and “with all faults” basis and the Company Parties disclaim all other representations and warranties. The Company Parties will maintain their material assets and properties, including but not limited to all of the Sale Properties, in their current condition (except for normal wear and tear and damage caused by casualty or for any reason outside of Echo Sub or any Elme Subsidiary’s control).

Parties to the Purchase Agreement
The Company
Elme Communities is a self-administered equity REIT within the meaning of Sections 856-860 of the Code and successor to a trust organized in 1960. Our business primarily consists of the ownership of apartment communities in the greater Washington, DC metro and Sunbelt regions. As of the date of this proxy statement, we own 28 apartment communities and one office property.
Elme Communities’ common shares are listed on the NYSE and trade under the symbol “ELME.” The Company’s principal executive offices are located at 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, and the telephone number is (202) 774-3200. See “Where You Can Find More Information” on page 115 for more information about the Company.
Seller
WashREIT OP LLC, a Delaware limited liability company, which we refer to as Seller, is a wholly owned subsidiary of the Company. Seller’s principal executive offices are located at 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, and the telephone number is (202) 774-3200.
Echo Sub
Echo Sub LLC, a Delaware limited liability company, which we refer to as Echo Sub, is a wholly owned subsidiary of Seller. Echo Sub was formed solely for the purpose of facilitating the Portfolio Sale Transaction and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the Portfolio Sale Transaction. Pursuant to the Purchase Agreement, on the closing date of the Portfolio Sale Transaction, Seller will sell and Buyer will purchase 100% of the Acquired Interests. Immediately prior to the closing of the Portfolio Sale Transaction, Echo Sub will own all of the equity interests of each Elme Subsidiary that immediately prior to the closing of the Portfolio Sale Transaction holds an interest in one or more Sale Properties. Under the terms of the Purchase Agreement, the Yale West Property may be subject to a delayed closing or the Yale West Property may be excluded from the Portfolio Sale Transaction. The Yale West Property is and will remain part of the Sale Portfolio unless and until the Purchase Agreement is terminated in respect of the Yale West Property in accordance with its terms.
Buyer
CEVF VI Capitol Holdings, LLC, a Delaware limited liability company, which we refer to as Buyer, is an affiliate of Cortland. Cortland is a vertically integrated, multifamily real estate investment, development, and management company. Buyer’s principal executive offices are located at 3424 Peachtree Road NE, Suite 300, Atlanta, GA 30326.
Buyer Parent
CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability company, which we refer to as Buyer Parent, is an affiliate of Cortland. Buyer Parent’s principal executive offices are located at 3424 Peachtree Road NE, Suite 300, Atlanta, GA 30326.
Purchase Price
The Purchase Price for the Sale Portfolio payable by Buyer to Seller at closing is approximately $1.606 billion, subject to customary adjustments and prorations under the terms of the Purchase Agreement.
There will be an apportionment between the Company and Buyer, such that Seller will be entitled to all income produced from the operation of each Sale Property that is allocable to the period prior to the closing date and will be responsible for all expenses allocable to that period, and Buyer will be entitled to all such income and responsible for all such expenses allocable to the period beginning at 12:01 a.m. Eastern Time on the closing date, and the net amount thereof will be paid together with or credited against the Purchase Price payable at closing. Such apportionments include, among other things:

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all real estate taxes (including any net refunds for taxes for the year in which closing occurs) and assessments for the Sale Properties payable or accrued in the year in which closing occurs which will be prorated as of the closing date based on (i) the periods of ownership of the Acquired Interests by Seller and Buyer during such year and (ii) the most current official ad valorem tax information available;

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all charges for gas, water, electricity, heat, fuel, sewer and all other utilities, and the governmental licenses, permits and inspection fees related to the Sale Properties, which will be prorated as of the closing date on a per diem basis (Buyer is responsible for all such utility charges incurred after the closing date);

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a credit to Seller at closing for any security deposits held by any utility companies and transferred to Buyer;

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all rental payments (including percentage rents and expense reimbursements) any lease or sublease that was in effect as of the date of the Purchase Agreement and to which Echo Sub or any Elme Subsidiary is party as a lessor or sublessor with respect to any Sale Property (each, together with all amendments, modifications, supplements, renewals, exercise of options and extensions related thereto, a “Company Lease”) will be prorated as and when collected;

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a credit to Buyer at closing for all refundable security deposits and prepaid rents under Company Leases that are unapplied as of closing;

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for each employee who is hired by Buyer or any of its affiliates and who is party to an existing lease agreement in respect of a unit at a property that is a Remaining Company Asset as of the closing date, a credit to Seller at closing equal to (i) 30% of the monthly lease rate paid by such employee (inclusive of all discounts and reductions provided by the Company as of immediately prior to the closing date) multiplied by (ii) the number of months remaining under such employee’s lease agreement as of the closing date, which amount will be prorated based on the number of remaining days in the applicable rent period on the closing date;

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a credit to Seller at closing to the extent that any tenants at the Sale Properties have not paid Seller for 2024 reconciliations and a credit to Buyer at closing to the extent Seller owes tenants at the Sale Properties an aggregate refund as a result of 2024 reconciliations; and

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a credit to Buyer at closing for the difference between (i) the budgeted costs of specified capital expenditures and (ii) the amount of such capital expenditures actually expended between the effective date of the Purchase Agreement and the closing date.

No third-party appraisals or valuations on the assets and liabilities of Elme were obtained in connection with the Portfolio Sale Transaction.
Yale West Allocation
The Yale West Property is subject to the Tenant Opportunity to Purchase Act (Chapter 34 of Title 42 of the District of Columbia Code, Section 42-3404.02, et seq) (“TOPA”). If a claim is asserted under TOPA (a “TOPA Claim”) with respect to the transfer of the equity interests of ELME Yale West LLC (“DC Owner”) to Echo Sub prior to the closing of the Portfolio Sale Transaction and such claim is not resolved by closing, (i) the Yale West Property will be excluded from the Sale Portfolio at closing and the Purchase Price will be reduced by the portion of the Purchase Price allocated to the Yale West Property (approximately $70 million) and (ii) if (A) such TOPA Claim is withdrawn, settled, expires or is dismissed with prejudice by a court of competent jurisdiction and (B) within 12 months following the closing date of the Portfolio Sale Transaction, a title insurance policy for the Yale West Property from a national title company reasonably acceptable to Buyer, if issued, would not contain an exception for the rights of the residential tenants of the Yale West Property to purchase the Yale West Property pursuant to TOPA and would include an affirmative endorsement over TOPA, then, Seller and Buyer shall promptly proceed to close Buyer’s acquisition of DC Owner in exchange for the portion of the Purchase Price allocated to the Yale West Property. If the conditions set forth in the preceding clause (ii) are not satisfied within 12 months following the closing date of the Portfolio Sale Transaction, Company and Buyer will each have the right to terminate the Purchase Agreement with respect to the acquisition of DC Owner and the Yale West Property, in which event none of the Company Parties or the Buyer Parties shall have any further obligations with respect to the purchase and sale of DC Owner or the Yale West Property thereunder.
Pre-Closing Reorganization Expenses
Buyer will reimburse the Company Parties or their respective affiliates at closing for all reasonable and documented out-of-pocket costs or expenses incurred by the Company or Seller in connection with the Pre-Closing Reorganization (including any title and recordation costs, transfer taxes and similar costs or expenses related thereto), excluding any professional services, advisory firm or attorney’s fees incurred in connection therewith.
Employee-Related Expenses
To the extent that Buyer does not make comparable offers to hire specified employees and such failure to offer to hire results in any obligation to provide severance payments or other benefits, Buyer will reimburse Seller and its affiliates for all such severance and other benefits and costs. Additionally, Buyer will reimburse Seller and its affiliates at closing for an amount equal to the prorated bonuses, based on the target bonus for the year in which the closing date occurs, for each employee at the Sale Properties who typically receives an annual cash bonus from Seller or its affiliates.
Proxy Statement Expenses
The Company and Buyer (or Buyer Parent) will split the cost of preparing and soliciting proxies for the Special Meeting evenly, up to $1 million, and the Company will pay for any additional cost of preparing and soliciting proxies.
Other Property-Related Expenses
Buyer shall reimburse the Company for all costs associated with the surveys, property condition reports and environmental reports provided by the Company with respect to the Sale Properties and pay all title insurance premiums and costs of title insurance endorsements at closing.
Closing
Subject to the satisfaction of or, to the extent permitted by applicable law, waiver of the conditions to closing set forth in the Purchase Agreement, the closing of the Portfolio Sale Transaction will take place remotely by exchange of documents and signatures through escrow with an escrow agent on a date and at a time to be mutually agreed upon by the Parties, but in no event later than the date that is the earlier of (i) the Outside Date and (ii) the third business day following the date on which the conditions to closing (other than those conditions that by their nature are to be satisfied or waived at the closing, but subject to the satisfaction or valid waiver of such conditions) have been satisfied or validly waived, or on such alternative date as may be mutually agreed upon by the Parties in writing.
Representations and Warranties of the Company Parties
We and Seller have made customary representations and warranties in the Purchase Agreement that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement or in the Disclosure Schedules delivered in connection therewith. These representations and warranties relate to, among other things:
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valid existence, good standing and qualification to conduct business in each applicable jurisdiction;

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ownership structure;

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due authorization, execution, delivery and enforceability of the Purchase Agreement;

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the absence of any conflict with or violation of organizational documents or applicable laws and the absence of any violation or breach of, or default or consent requirements under, certain agreements;

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the absence of any material adverse effect on the Company Parties since December 31, 2024;

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litigation;

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real property matters;

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labor and employee matters;

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applicability of the Investment Company Act of 1940, as amended;

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tax matters;

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insurance;

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environmental matters;

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title;

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financial statements;

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material contracts;

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related party transactions;

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broker’s fees;

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opinion of Elme’s financial advisor;

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Elme’s shareholder vote required to approve the Portfolio Sale Proposal;

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the accuracy of information supplied for inclusion in this proxy statement; and

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inapplicability or exemption from anti-takeover statutes.

Representations and Warranties of the Buyer Parties
The Purchase Agreement also contains customary representations and warranties made by each of the Buyer Parties that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. These representations and warranties relate to, among other things:
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valid existence, good standing and qualification to conduct business in each applicable jurisdiction;

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due authorization, execution, delivery and enforceability of the Purchase Agreement;

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the absence of any conflict with or violation of organizational documents or applicable laws and the absence of any violation or breach of, or default or consent requirements under, certain agreements;

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litigation;

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availability of funds to close the Portfolio Sale Transaction;

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solvency;

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broker’s fees;

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no ownership of common shares;

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no vote of equityholders required to approve the Portfolio Sale Proposal;

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no arrangements relating to acquiring, holding or disposing of any securities of the Company;

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accredited investor status;

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non “foreign person” (as defined at 31 C.F.R. § 800.224) and non “interested stockholder” (as defined in the Maryland General Corporation Law) status; and

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accuracy of information supplied for inclusion in this proxy statement.

Conduct and Transaction of Business Prior to Closing
Interim Operations of the Company Parties and Elme Subsidiaries
Under the Purchase Agreement, we have agreed that, subject to certain exceptions, between the effective date of the Purchase Agreement and the closing of the Portfolio Sale Transaction or earlier termination of the Purchase Agreement, except (i) to the extent required by applicable law, (ii) as may be consented to in advance in writing by Buyer, (iii) expressly contemplated, required or expressly permitted under the Purchase Agreement or (iv) as set forth in the Disclosure Schedules, the Company Parties will, and to the extent applicable will cause the Elme Subsidiaries to:
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conduct its business in the ordinary course and in a manner consistent with past practice, including continuing to maintain the books and records of the Elme Subsidiaries in the ordinary course consistent with past practice;

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use reasonable efforts to, at Seller’s expense, maintain its material assets and properties, including the Sale Properties, in their current condition (except for normal wear and tear and damage caused by casualty or by any reason outside of Echo Sub or any Elme Subsidiary’s control);

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use reasonable efforts to preserve intact in all material respects its current business organization, goodwill, ongoing businesses and significant relationships with customers, tenants and other significant third parties;

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use reasonable efforts to maintain all insurance policies for the Sale Properties or comparable substitutes therefor in all material respects; and

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terminate any contracts related to specified capital expenditures prior to closing.

Except (i) to the extent required by applicable law, (ii) as may be consented to in advance in writing by Buyer, (iii) expressly contemplated, required or permitted under the Purchase Agreement or (iv) as set forth in the Disclosure Schedules, Echo Sub and the Elme Subsidiaries shall not, to the extent applicable to Echo Sub, the Elme Subsidiaries or the Sale Properties:
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amend the organizational documents of Echo Sub or the Elme Subsidiaries;

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split, combine, reclassify or subdivide any capital stock or other equity securities or ownership interests of Echo Sub or any Elme Subsidiary;

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redeem, repurchase or otherwise acquire, directly or indirectly, any equity interests of Echo Sub or any Elme Subsidiary;

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except for transactions among Echo Sub and any Elme Subsidiary or among Elme Subsidiaries, issue, deliver, sell, pledge, dispose, encumber or grant any equity interests of Echo Sub or any of the Elme Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any equity interests of the Company or any of the Elme Subsidiaries;

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cause or permit Echo Sub or any Elme Subsidiary to acquire or agree to acquire any material personal property (other than replacement of personal property used in the ordinary course of business), real property or any other business organization or any division or material amount of assets thereof;

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sell, mortgage, pledge, assign, transfer, dispose of or encumber, or effect a deed in lieu of foreclosure with respect to, any property or assets of Echo Sub or any Elme Subsidiary, except (i) with respect to immaterial property or assets, in the ordinary course of business and (ii) pledges or encumbrances of direct or indirect equity interests in entities from time to time as may be required under the Company’s existing revolving credit facility and in the case of the Yale West Property, as contemplated by the Purchase Agreement;

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incur, create, assume, refinance, replace or prepay any indebtedness for borrowed money or issue or amend the terms of any debt securities of Echo Sub or any of the Elme Subsidiaries, subject to certain exceptions;

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assume, guarantee or endorse, or otherwise become responsible (whether directly, contingently or otherwise) for the indebtedness of any other person, subject to certain exceptions;

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make any loans, advances or capital contributions to, or investments in, any other person or entity, make any change in its existing borrowing or lending arrangements for or on behalf of such persons or entities or enter into any “keep well” or similar agreement to maintain the financial condition of another entity, subject to certain exceptions;

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enter into, renew, modify, amend or terminate, or waive release, compromise or assign any rights or claims under any material contract, subject to certain exceptions;

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cause or permit Echo Sub or any Elme Subsidiary to enter into any material lease agreement for commercial space at any Sale Property;

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settle or compromise any claim or action to which Echo Sub or any Elme Subsidiary is party or otherwise bound, subject to certain exceptions;

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hire or terminate (without cause) certain employees and independent contractors, including any employee of a Company Party or any Elme Subsidiary whose employment is at or affiliated with a Sale Property or certain independent contractors, subject to certain exceptions;

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make significant changes to certain compensation, benefits or employment agreements, or waive key restrictions therein with respect to certain employees or independent contractors, subject to certain exceptions;

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negotiate, modify, extend, terminate or enter into any employment agreement applicable to certain individuals, recognize any labor organization for such individuals, or implement or announce any actions that could implicate the WARN Act with respect to such individuals;

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cause or permit Echo Sub or any Elme Subsidiary to enter into a new line of business;

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cause or permit Echo Sub or any Elme Subsidiary to fail to duly and timely file all material reports and other material documents required to be filed with any governmental authority, subject to extension as permitted by law;

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cause or permit (i) the Company or Seller to adopt a plan of merger, consolidation, recapitalization or bankruptcy reorganization or resolutions providing for or authorizing the foregoing or (ii) Echo Sub or any Elme Subsidiary to adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, recapitalization or bankruptcy reorganization, or resolutions providing for or authorizing the foregoing, subject to certain exceptions;

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make or commit to make any capital expenditures at any of the Sale Properties, other than certain specified capital expenditures; or

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authorize or enter into any contract, agreement, commitment or arrangement to do any of the actions described above.

Exclusivity; No Solicitations
From the effective date of the Purchase Agreement until closing or earlier termination of the Purchase Agreement, the Company must not, and must cause the other Company Parties and the Elme Subsidiaries and its and their officers, trustees and directors not to, and must direct its other representatives not to, directly or indirectly:
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solicit, initiate, knowingly encourage or knowingly facilitate any Competing Acquisition Proposal or any Inquiry that constitutes, or could reasonably be expected to lead to, a Competing Acquisition Proposal;

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engage in any negotiations or discussions regarding, or furnish to any third party any non-public information in connection with, or knowingly facilitate in any way any effort by, any third party in furtherance of any Competing Acquisition Proposal or Inquiry that constitutes, or would reasonably be expected to lead to, a Competing Acquisition Proposal;

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approve or recommend any Competing Acquisition Proposal;

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enter into any letter of intent, memorandum of understanding, agreement in principle, expense reimbursement agreement, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a Competing Acquisition Proposal or requiring the Company or Seller to abandon, terminate or fail to close the transactions contemplated by this Agreement (other than an acceptable confidentiality agreement); or

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resolve, propose or agree to do any of the above.

Solely with respect to the marketing and sale of one or more of the Remaining Company Assets, the Company, Seller, its and their respective subsidiaries, officers, trustees, directors and other representatives shall not be restricted by the obligations described in this section titled “Exclusivity; No Solicitations” from continuing discussions or negotiations with any person or entity or its representatives conducted prior to the date of the Purchase Agreement, or from otherwise taking any of the actions specified in the bullets in the preceding paragraph.
Additionally, the Company shall not, and shall not permit any Company Party or any Elme Subsidiary to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which it is a party, except solely to allow the applicable party (i) to make a non-public Competing Acquisition Proposal to the Board or to allow the disclosure of information to financing sources and/or teaming arrangements or (ii) to make a non-public proposal to acquire one or more of the Remaining Company Assets. Other than in the ordinary course of business and unrelated to any Competing Acquisition Proposal or in connection with the closing of the transactions contemplated by Purchase Agreement, Echo Sub and the Board shall not take any actions to exempt any person from the “Aggregate Share Ownership Limit” or “Common Share Ownership Limit” or establish or increase an “Excepted Holder Limit,” as such terms are defined in the Declaration of Trust, unless such actions are taken concurrently with the termination of the Purchase Agreement in connection with a Buyer Terminating Breach (as defined below).
The Company has, and has caused Seller, Echo Sub and the Elme Subsidiaries to, and has caused its representatives to, immediately cease and terminate all existing discussions and negotiations with any person or entity and its representatives (other than Buyer or any of its representatives) conducted with respect to any Competing Acquisition Proposal, subject to certain exceptions.
Prior to obtaining shareholder approval of the Portfolio Sale Proposal and subject to the Company’s compliance with the provisions described in this section titled “Exclusivity; No Solicitations,” if:
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we receive an unsolicited written bona fide Competing Acquisition Proposal made after the date of the Purchase Agreement; and

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such Competing Acquisition Proposal was not the result of a violation of our obligations described in this section titled “Exclusivity; No Solicitations.”

then we may:
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provide information (including non-public information and data) regarding, and afford access to the business, properties, assets, books, records and personnel of, the Company Parties and the Elme Subsidiaries to the third party making such Competing Acquisition Proposal (and such third party’s representatives), subject to an acceptable confidentiality agreement; and

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engage in, enter into or otherwise participate in discussions or negotiations with such third party (and its representatives) regarding such Competing Acquisition Proposal, so long as, in each case, the Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Competing Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Acquisition Proposal and that failure to take action with respect to such Competing Acquisition Proposal could reasonably be expected to be inconsistent with its duties under applicable law.
Any material non-public information or data provided to any third-party given such access that was not previously made available to Buyer must be provided to Buyer as promptly as practicable (and in any event within forty-eight (48) hours) after providing it to such third party.
The Company must promptly, within forty-eight (48) hours, notify Buyer after receipt of any Competing Acquisition Proposal or any request for non-public information relating to any Company Party or any of the Elme Subsidiaries by any third party that informs us that it is considering making, or has made, a Competing Acquisition Proposal, or any Inquiry from any person or entity seeking to have discussions or negotiations with the Company relating to a possible Competing Acquisition Proposal. Such notice shall identify the person or entity making such Competing Acquisition Proposal or Inquiry and indicate the material terms and conditions of any Competing Acquisition Proposals or Inquiries, to the extent known. The Company shall also keep Buyer reasonably informed of the status and terms of any Competing Acquisition Proposal or Inquiry or related negotiations on a reasonably current basis.
Change in Recommendation
Except in the circumstances and pursuant to the procedures described below, neither the Board nor any committee thereof will:
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withhold, withdraw, modify or qualify (or publicly propose to withhold, withdraw, modify or qualify), in a manner adverse to Buyer, the recommendation of the Board in favor of the Portfolio Sale Proposal;

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approve, adopt, declare advisable or otherwise recommend (or publicly propose to approve, adopt, declare advisable or otherwise recommend) any Competing Acquisition Proposal;

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fail to recommend against any Competing Acquisition Proposal that is a tender offer or exchange offer within ten (10) business days after the commencement thereof (it being understood that a communication by the Board pursuant to Rule 14d-9(f) of the Exchange Act, as permitted under the Purchase Agreement, shall not, in and of itself, be deemed an adverse recommendation change);

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fail to publicly reaffirm the Board’s recommendation that the shareholders vote in favor of the Portfolio Sale Proposal within ten (10) business days of being requested to do so by Buyer following the public announcement by any person or entity of a Competing Acquisition Proposal, or an intention (whether or not conditional) to make a Competing Acquisition Proposal;

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fail to include in this proxy statement the Board’s recommendation that the shareholders vote in favor of the Portfolio Sale Proposal; or

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approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend) or cause or permit any of the Company Parties or any of the Elme Subsidiaries to enter into, any alternative acquisition agreement relating to a Competing Acquisition Proposal (other than an acceptable confidentiality agreement as permitted by the Purchase Agreement).

We refer to any action in the bullets above as an “adverse recommendation change.”
Prior to the shareholder approval of the Portfolio Sale Proposal, the Board is permitted to effect an adverse recommendation change: (i) if certain specified intervening events have occurred and the Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that the failure to take such action would reasonably be expected to be inconsistent with the Board’s duties under applicable law or (ii) to terminate the Purchase Agreement in order to substantially concurrently enter into an alternative acquisition agreement providing for the implementation of a Competing Acquisition Proposal if the Board has received an unsolicited bona fide written Competing Acquisition Proposal (which did not result from a breach of any of the provisions described under this section “— Exclusivity; No Solicitations”) and the Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that (A) such Competing Acquisition Proposal constitutes a Superior Acquisition Proposal and (B) failure to take such action would reasonably be expected to be inconsistent with the Board’s duties under applicable law; provided further, in each case, that the following requirements are met:
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the Company provides prior written notice to Buyer of its intention to effect an adverse recommendation change, identifying the person making the Superior Acquisition Proposal and describing the material terms and conditions of the Superior Acquisition Proposal or describing the intervening event, as applicable;

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during the four (4) business day period following Buyer’s receipt of such notice, the Company and its representatives negotiate with Buyer in good faith (to the extent Buyer desires to negotiate) to adjust or modify the terms of the Purchase Agreement, so that, in the case of a Superior Acquisition Proposal, such Superior Acquisition Proposal ceases to constitute a Superior Acquisition Proposal, or, in the case of a specified intervening event, the need to make adverse recommendation change is obviated; and

•
the Board, following such four (4) business day period, determines in good faith (after consultation with its outside legal counsel and financial advisors and taking into account any changes to the Purchase Agreement proposed in writing by Buyer during any applicable notice period and not withdrawn) that (i) the Superior Acquisition Proposal giving rise to the notice of a change of recommendation continues to constitute a Superior Acquisition Proposal and that failure to take action with respect to such Competing Acquisition Proposal would reasonably be expected to be inconsistent with its duties under applicable law or (ii) in the case of an intervening event, the failure of the Board to effect an adverse recommendation change would reasonably be expected to be inconsistent with its duties under applicable law.

Any amendment to the financial terms or any other material amendment of such a Superior Acquisition Proposal or any change to the event or circumstances constituting the intervening event will require a new notice of a change of recommendation, and the Company will be required to comply again with the requirements described above, except that references to the four (4) business day period above will be deemed to be references to a two (2) business day period following receipt by Buyer of any such new notice of a change of recommendation.
The Company has agreed not to submit any Competing Acquisition Proposal to the vote of its shareholders prior to the termination of the Purchase Agreement in accordance with its terms, except as otherwise required by law.
Proxy Statement; Shareholder Meeting
The Purchase Agreement provides that the Company shall, as promptly as reasonably practicable following the date of the Purchase Agreement, prepare and, after approval by Buyer (which shall not be unreasonably withheld, delayed or conditioned), cause to be filed with the SEC a proxy statement in preliminary form.
Under the Purchase Agreement, the Company is required, as soon as reasonably practicable following the clearance of such proxy statement by the SEC (or receipt of notice that the SEC is not reviewing the preliminary proxy statement) establish a record date for, duly call, give notice of, convene and hold a meeting of our shareholders for the purpose of seeking approval of the Portfolio Sale Proposal.
The Company, through the Board, is required to recommend to our shareholders that they approve the Portfolio Sale Proposal, include such recommendation in such proxy statement and solicit and use its reasonable efforts to obtain our shareholders’ approval of the Portfolio Sale Proposal (including by soliciting proxies from our shareholders), except to the extent that the Board will have made an adverse recommendation change under the Purchase Agreement as described above. Unless the Purchase Agreement has been terminated in accordance with its terms, the obligation of the Company to duly call, give notice of, convene and hold a special meeting, mail such proxy statement (and any amendment or supplement thereto that may be required by applicable law) to our shareholders and solicit proxies in favor of approval of the Portfolio Sale Proposal will not be affected by an adverse recommendation change.
Pre-Closing Reorganization
Pursuant to the Purchase Agreement, prior to the closing of the Portfolio Sale Transaction, the Parties must cooperate to effect the Pre-Closing Reorganization pursuant to which all of the equity interests of each Elme Subsidiary that immediately prior to closing holds an interest in one or more of the Sale Properties will be contributed or distributed, as applicable, to Echo Sub, such that, immediately prior to closing, Echo Sub will own 100% of the interests in the Elme Subsidiaries.
Financing Cooperation
Subject to certain limitations, the Company will provide and agrees to cause Seller, Echo Sub and the Elme Subsidiaries and their respective representatives to provide commercially reasonable cooperation with the efforts of Buyer to arrange any debt financings to be obtained at the closing of the Portfolio Sale Transaction by or on behalf of Buyer in connection with the Portfolio Sale Transaction, as may be reasonably requested by any of the Buyer Parties or any applicable financing source.

WARN Act
Pursuant to the Purchase Agreement, (i) Buyer must provide or cause to be provided any required notice under the WARN Act and otherwise to comply in all material respects with the WARN Act with respect to any “plant closing” or “mass layoff” or similar event affecting hired employees and occurring in the 90-day period after the Closing Date and (ii) Seller must provide or cause to be provided any required notice under the WARN Act, and otherwise to comply in all material respects with the WARN Act with respect to any “plant closing” or “mass layoff” or similar event affecting employees of Seller and its affiliates and occurring on or prior to the Closing Date.
Conditions to Closing
Mutual Conditions of the Company Parties and the Buyer Parties
Pursuant to the terms of the Purchase Agreement, the obligation of each Party to close the Portfolio Sale Transaction are subject to the satisfaction or (to the extent permitted by applicable law) waiver by each of the Parties, of each of the following conditions:
•
the Company has obtained approval from our shareholders of the Portfolio Sale Proposal; and

•
no temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any governmental authority of competent jurisdiction prohibiting the closing of the Portfolio Sale Transaction is in effect and no law, rule, regulation or order has been enacted, entered, promulgated or enforced by any governmental authority that makes illegal the closing of the Portfolio Sale Transaction.

Conditions of the Company Parties
The obligation of the Company Parties to close the Portfolio Sale Transaction are subject to the satisfaction, or (to the extent permitted by applicable law) waiver by Seller, of each of the following conditions:
•
certain fundamental representations and warranties of the Buyer Parties in the Purchase Agreement are true and correct in all material respects as of the closing date;

•
the other representations and warranties of the Buyer Parties in the Purchase Agreement are true and correct as of the closing date, except where such failure to be true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Buyer’s ability to close the Portfolio Sale Transaction;

•
each of the Buyer Parties has performed in all material respects all obligations, and complied in all material respects with all agreements and covenants, required to be performed by it under the Purchase Agreement;

•
on the closing date, no event, change or occurrence arising since the date of the Purchase Agreement exists that, individually or in the aggregate, constitutes an event, circumstance, change or effect that would reasonably be expected to have a material adverse effect on Buyer’s ability to close the Portfolio Sale Transaction;

•
Buyer Parent has delivered an officer’s certificate certifying the conditions described in the first four bullets above have been satisfied; and

•
Buyer has delivered all of the documents and made all of the deliveries required under the Purchase Agreement.

Conditions of the Buyer Parties
The obligation of the Buyer Parties to close the Portfolio Sale Transaction are subject to the satisfaction, or (to the extent permitted by applicable law) waiver by Buyer, of each of the following conditions:
•
the representations and warranties of the Company and Seller regarding capitalization and absence of certain changes or events are true and correct in all respects as of the closing date;

•
certain other fundamental representations and warranties of the Company and Seller are true and correct in all material respects as of the closing date;

•
the other representations and warranties of the Company in the Purchase Agreement (without regarding to materiality qualifiers) are true and correct as of the closing date, except where such failure to be true and correct has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Echo Sub and the Elme Subsidiaries taken as a whole or the ability of the Company or Seller to close the Portfolio Sale Transaction;

•
on the closing date, no event, change or occurrence arising since the date of the Purchase Agreement exists that, individually or in the aggregate, constitutes an event, circumstance, change or effect that has a material adverse effect on Echo Sub and the Elme Subsidiaries taken as a whole or the ability of the Company or Seller to close the Portfolio Sale Transaction;

•
each of the Company Parties has performed in all material respects all obligations, and complied in all material respects with all agreements and covenants, required to be performed by it under the Purchase Agreement;

•
the Company has delivered an officer’s certificate certifying the conditions described in the first five bullets above have been satisfied; and

•
the Company has delivered all of the documents and made all of the deliveries required under the Purchase Agreement.

Closing Deliverables
On the closing date, Seller will execute and deliver, or cause to be executed and delivered, to Buyer duly executed copies, as applicable, of the following documents:
•
one or more title affidavits, including a non-imputation affidavit with respect to each of the Sale Properties if the title company will accept such non-imputation affidavit, and a TOPA affidavit for the Yale West Property, if the property is not otherwise excluded from the Sale Portfolio;

•
an IRS Form W-9 from the Company;

•
with respect to each Sale Property that is a condominium unit, a resignation from the board of directors (or similar governing body) of the condominium association governing such condominium from the members appointed by the applicable Elme Subsidiary to such board of directors (or similar governing body), if any, and to the extent received by Seller, an executed Condominium Estoppel (as defined in the Purchase Agreement);

•
a resignation from each officer and director of Echo Sub and each Elme Subsidiary; and

•
with respect to each of the Wellington and Trove, a copy of the notice delivered by the Company or the applicable Elme Subsidiary to the County Board of Arlington County notifying such board of the transfer of ownership interests in the Elme Subsidiary that owns such Sale Properties.

On the closing date, Seller and Buyer will execute and deliver or cause to be executed and delivered, to one another duly executed copies of the following documents:
•
an assignment and assumption agreement, pursuant to which Seller will assign, and Buyer will assume, all of the right, title and interest in the Acquired Interests;

•
an Economic Interest Deed with respect to the Yale West Property, in the form required by the District of Columbia, together with a District of Columbia recordation tax return with respect to such Economic Interest Deed, if the property is not otherwise excluded from the Sale Portfolio; and

•
with respect to each Sale Property, a closing statement in customary form, reflecting the calculation of all adjustments and prorations set forth in the Purchase Agreement with respect to such Sale Property.

Termination of the Purchase Agreement
Termination
Subject to certain exceptions described in the Purchase Agreement, the Purchase Agreement may be terminated and the Portfolio Sale Transaction may be abandoned at any time prior to closing, notwithstanding the receipt of approval of the Portfolio Sale Proposal from our shareholders:
•
by mutual agreement of Buyer Parent and the Company;

•
by either Buyer Parent or the Company if:

•
the closing has not occurred on or before the Outside Date;

•
approval of our shareholders of the Portfolio Sale Proposal was not obtained at the Special Meeting or at any adjournment or postponement thereof at which a vote on the Portfolio Sale Proposal was taken; or

•
a final and non-appealable order, decree, ruling or other action is entered by a governmental authority prohibiting or permanently restraining the Portfolio Sale Transaction;

•
by Buyer Parent:

•
upon any Company Party’s breach, violation or failure to perform any of its representations, warranties, covenants or agreements set forth in the Purchase Agreement which breach, violation or failure to perform (i) would individually or in the aggregate cause the closing conditions not to be satisfied (a “Seller Terminating Breach”) and (ii) cannot be cured (or if capable of cure, is not cured) by, and has not been satisfied or waived by two (2) business days prior to the Outside Date; or

•
if, prior to obtaining approval of the Portfolio Sale Proposal from our shareholders, the Board or any committee thereof (i) effects an adverse recommendation change or (ii) approves, adopts, publicly recommends or enters into or allows Echo Sub or Elme Subsidiary to enter into, an alternative acquisition agreement relating to any Competing Acquisition Proposal; or

•
by the Company:

•
upon any Buyer Party’s breach, violation or failure to perform any of its representations, warranties, covenants or agreements set forth in the Purchase Agreement which breach, violation or failure to perform (i) would individually or in the aggregate cause the closing conditions not to be satisfied (“Buyer Terminating Breach”) and (ii) cannot be cured (or if capable of cure, is not cured) by, and has not been satisfied or waived by two (2) business days prior to the Outside Date;

•
if, prior to obtaining approval of the Portfolio Sale Proposal from our shareholders, after complying with applicable sections of the Purchase Agreement, the Board determines to enter into an alternative acquisition agreement with respect to a Superior Acquisition Proposal; provided that substantially concurrently with such termination of the Purchase Agreement, Buyer Parent shall be paid in full the Seller Termination Fee and an alternative acquisition agreement shall be entered into with respect to such Superior Acquisition Proposal; or

•
if all of the following requirements are satisfied:

•
all of the mutual conditions to the Parties’ obligations to close and the additional conditions to the obligations of the Buyer Parties to close have been satisfied or waived by Buyer Parent (other than those conditions that by their nature are to be satisfied at the closing, which would be satisfied as of the date of the notice referenced in the immediately following bullet point if the closing were to occur on the date of such notice);

•
on or after the closing date should have occurred pursuant to the Purchase Agreement, we have delivered written notice to Buyer Parent to the effect that all of the mutual conditions to the Parties’ obligations to close and the additional conditions to the obligations of Buyer Parties to close have been satisfied or waived by Buyer Parent (other than those conditions that by their nature are to be satisfied at the closing, provided that such conditions to be satisfied at the closing would be satisfied as of the date of such notice if the closing were to occur on the date of such notice) and we are prepared to close; and
•
Buyer fails to close on or before the third business day after delivery of the notice referenced in the immediately preceding bullet point, and we were prepared to close during such three-business day period (a “Closing Conditions Termination”).

Seller Termination Fee
The Company must pay the Seller Termination Fee to Buyer Parent if any of the following occur:
•
(i) Buyer Parent terminates the Purchase Agreement pursuant to a Seller Terminating Breach and prior to the breach giving rise to such termination right, a Competing Acquisition Proposal (with, for all purposes of this bullet, all percentages included in the definition of “Competing Acquisition Proposal” increased to 50%) has been publicly announced, disclosed or otherwise communicated to the Board and not withdrawn and (ii) within twelve (12) months after the date of such termination, a transaction in respect of a Competing Acquisition Proposal is closed or the Company enters into an alternative acquisition agreement in respect of a Competing Acquisition Proposal that is later closed;

•
(i) Buyer Parent or the Company terminates the Purchase Agreement due to a failure to close the Portfolio Sale Transaction on or before the Outside Date or a failure to obtain approval of our shareholders of the Portfolio Sale Proposal and (ii) within twelve (12) months after the date of such termination, a transaction in respect of a Competing Acquisition Proposal (with, for all purposes of this bullet, all percentages included in the definition of “Competing Acquisition Proposal” increased to 50%) is closed or the Company enters into an alternative acquisition agreement in respect of a Competing Acquisition Proposal that is later closed;

•
Buyer Parent terminates the Purchase Agreement as a result of a Seller Terminating Breach (solely by reason of a willful and material breach of its obligations under the Purchase Agreement with respect to preparation of this proxy statement and its conduct of the Special Meeting or its obligations set forth under “— Conduct and Transaction of Business Prior to Closing — Exclusivity; No Solicitations” beginning on page 94);

•
Buyer Parent terminates the Purchase Agreement and prior to obtaining approval of the Portfolio Sale Proposal from our shareholders, the Board or any committee thereof (i) effects an adverse recommendation change or (ii) approves, adopts, publicly recommends or enters into or allows Echo Sub or Elme Subsidiary to enter into, an alternative acquisition agreement relating to any Competing Acquisition Proposal; or

•
the Company terminates the Purchase Agreement to enter into an alternative acquisition agreement with respect to a Superior Acquisition Proposal.

In the event the Purchase Agreement is terminated by either Buyer Parent or the Company due to a failure to obtain our shareholders’ approval of the Portfolio Sale Proposal, then the Company shall pay to Buyer Parent all reasonable out-of-pocket costs, fees and expenses incurred by Buyer or Buyer Parent (“Buyer Expenses”); provided that the Company shall not be obligated to pay Buyer Expenses in excess of $3 million. Any payment of Buyer Expenses shall not affect Buyer Parent’s right to receive any Seller Termination Fee otherwise due that becomes due and payable.
The Seller Termination Fee, together with certain specified costs, expenses and interest, if applicable, shall be Buyer Parent’s sole and exclusive remedy as liquidated damages and upon payment of such Seller Termination Fee and such specified amounts, Seller and its affiliated parties shall have no further liability or obligation relating to or arising out of the Purchase Agreement or the transactions contemplated thereby.
Buyer Termination Fee
The Buyer Parent must pay the Buyer Termination Fee to the Company if any of the following occur:
•
if the Company terminates the Purchase Agreement pursuant to a Buyer Terminating Breach;

•
if the Company terminates the Purchase Agreement pursuant to a Closing Conditions Termination; or

•
if Buyer Parent or the Company terminates the Purchase Agreement because the closing of the Portfolio Sale Transaction has not occurred on or before the Outside Date and the Company was then entitled to terminate the Purchase Agreement as a result of a Buyer Terminating Breach or a Closing Conditions Termination.

The Buyer Termination Fee, together with certain specified costs, expenses and interest, if applicable, shall be the Company’s sole and exclusive remedy as liquidated damages and upon payment of such Buyer Termination Fee and such specified amounts no Buyer Party shall have any further liability or obligation relating to or arising out of the Purchase Agreement or the transactions contemplated thereby.
Buyer Financing Commitments; Limited Guarantee
Buyer Parent has provided us with a debt commitment letter pursuant to which Cortland Enhanced Value Fund VI, L.P. (“Sponsor”) has received, in connection with the Portfolio Sale Transaction, a commitment from Wells Fargo Bank, National Association and Morgan Stanley Bank, N.A. to provide the Buyer Debt Financing in an aggregate amount of up to approximately $1.1 billion to be funded at the closing of the Portfolio Sale Transaction (the “Buyer Debt Financing”).
The funds to be borrowed under the Buyer Debt Financing would be secured by, among other things, (i) a first deed of trust on the Sale Portfolio; (ii) a collateral assignment of all present and future leases and rents; (iii) a collateral assignment of all reciprocal easement agreements, architectural and construction-related contracts, permits, and licenses; and (iv) other customary security documentation as required by the lenders. The closing of the Buyer Debt Financing is conditioned on the Portfolio Sale Transaction being closed and other customary conditions for similar financings.
Buyer Parent has also provided us with an equity commitment letter for $600 million setting forth the terms pursuant to which it is expected that at or immediately prior to the closing of the Portfolio Sale Transaction, Sponsor will purchase, directly or indirectly, equity interests of Buyer for the purpose of funding the acquisition costs (including the Purchase Price) that are not covered by the Buyer Debt Financing. The Sponsor’s obligation to provide the equity financing under the equity commitment letter is subject to customary conditions.
Concurrently with the execution of the Purchase Agreement, the Sponsor executed and delivered a limited guarantee, pursuant to which the Sponsor has agreed, subject to the terms and conditions of the limited guarantee, to guarantee the payment of Buyer Parent’s obligations to pay the Buyer Termination Fee (as described in more detail under “— Termination of the Purchase Agreement — Buyer Termination Fee” beginning on page 101) and Buyer Parent’s obligation to pay costs and expenses (including reasonable fees and disbursements of counsel) incurred by us relating to any litigation or other proceeding brought by us against Buyer Parent if Buyer Parent fails to pay the Buyer Termination Fee or Buyer Parent’s expense reimbursement obligations, together with interest on the Buyer Termination Fee, if we prevail in such litigation or proceeding.
Specific Performance
Pursuant to the Purchase Agreement, each Party to the Purchase Agreement is entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the Purchase Agreement and to enforce specifically the terms and provisions of the Purchase Agreement without proof of damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity, but no party shall be entitled or permitted to receive an award of damages if specific performance or other equitable remedies are awarded and the transactions contemplated by the Purchase Agreement are closed and shall not be entitled or permitted to receive an award of specific performance or other equitable remedies if damages are awarded.
No Appraisal or Dissenters’ Rights
Pursuant to Maryland law and our Declaration of Trust, shareholders are not entitled to appraisal or dissenters’ rights (or rights of an objecting shareholder) in connection with the Portfolio Sale Transaction.

THE PLAN OF SALE AND LIQUIDATION
The following summarizes the material provisions of the Plan of Sale and Liquidation. This summary does not purport to be complete and may not contain all of the information about the Plan of Sale and Liquidation that is important to you. The summary of the material terms of the Plan of Sale and Liquidation below and elsewhere in this proxy statement is qualified in its entirety by reference to the Plan of Sale and Liquidation, a copy of which is attached to this proxy statement as Appendix B and which we incorporate by reference into this proxy statement. We recommend that you read the Plan of Sale and Liquidation attached to this proxy statement as Appendix B carefully and in its entirety.
In connection with the approval of the Portfolio Sale Transaction, the Board also approved the Plan of Sale and Liquidation, following the recommendation of the Transaction Committee, subject to shareholder approval. The Board has declared advisable the sale of substantially all of the assets of the Company, the Plan of Sale and Liquidation, and the subsequent termination of the Company’s existence by voluntary dissolution in accordance with the Declaration of Trust and Section 8-502 of the Maryland REIT Law, each as contemplated by the Plan of Sale and Liquidation, and directed that the sale of substantially all of the assets, liquidation, and the termination of the Company’s existence be submitted for approval to the Company’s shareholders.
Overview
The Plan of Sale and Liquidation includes a plan of liquidation that provides for the Company’s complete liquidation and dissolution in accordance with Section 331, Section 336 and Section 346(a) of the Code. Pursuant to the Plan of Sale and Liquidation and in accordance with the applicable provisions of law, among other authorizations:
•
the Board has authorized the Company to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company and its then-remaining subsidiaries in one or more transactions;

•
the Board and the officers of the Company are authorized to take any further actions and to execute any agreements, conveyances, assignments, transfers, certificates and other documents as may in their judgment be necessary or desirable in order to wind-down expeditiously the business and affairs of the Company and its then-remaining subsidiaries and complete the Plan of Sale and Liquidation;

•
the Board and the officers of the Company are authorized to execute any checks, contracts, deeds, assignments, notices or other instruments necessary or appropriate to sell or otherwise dispose of any and all property of the Company and its then-remaining subsidiaries whether real or personal, tangible or intangible;

•
the appropriate officers of the Company are authorized to take all actions as may be necessary or appropriate to marshal the assets of the Company and convert the same, in whole or in part, into cash or other form as may be distributable to the shareholders;

•
the Company is authorized to engage in the wind-down of the Company’s business and affairs, discharging, paying or setting aside reserves for all the Company liabilities, including but not limited to contingent liabilities and the liabilities of its subsidiaries, disposing of its assets, including, but not limited to, the assets of the Company, and distributing the Company’s remaining assets available for distribution to the shareholders, as determined by the Board in its discretion, all in accordance with the Company’s governing documents, and the Plan of Sale and Liquidation, if the Board so determines, and make protective acquisitions or advances with respect to the Company’s assets;

•
the Company is authorized to establish one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses;

•
the Company is authorized to pay or make reasonable provision to pay all claims and obligations of the Company, including all contingent, conditional or contractual claims known to the Company, and in connection with any pending action, suit or proceeding to which any of the Company or its subsidiaries is a party; and

•
the officers of the Company are authorized to make such elections for tax purposes as are deemed appropriate and in the best interests of the Company, which could include converting the Company into a liquidating entity that is a pass-through entity for tax purposes.

Implementation of the Plan of Sale and Liquidation
Shareholder approval of the Liquidation Proposal gives to the Board the power to authorize the Company to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company in one or more transactions, and acting for itself and/or in its capacity as an equity holder, general partner or manager of any direct or indirect subsidiaries or affiliates, authorize any subsidiaries or affiliates to sell, convey, transfer and deliver or otherwise dispose of any or all assets of any subsidiaries in one or more transactions, in each case without further approval of the shareholders. The prices at which we may be able to sell those assets will depend on factors that in many cases will be beyond our control and may not be as high as the prices that could be obtained if the Company were not in liquidation. Approval of the Liquidation Proposal will constitute approval of all sales or other dispositions of our assets pursuant to the Plan of Sale and Liquidation. We will not be required to obtain any further shareholder approval with respect to specific terms of any particular sales or other dispositions of assets approved by the Board.
We expect to remain qualified as a REIT until the end of our final REIT tax year in accordance with the Plan of Sale and Liquidation, which we anticipate, but cannot be certain, will occur after most of the Remaining Company Assets have been sold.
Regardless of the outcome of the shareholder votes on the Portfolio Sale Proposal and the Liquidation Proposal, we intend to move forward with the marketing and potential sale of certain of the assets not included in the Portfolio Sale Transaction.
See “The Proposed Transactions — Material U.S. Federal Income Tax Consequences” on page 71 for additional information related to the Plan of Sale and Liquidation.
Liquidating Trust
In the event that (i) the Board determines it necessary or advisable in order to preserve the Company’s status as a real estate investment trust under Sections 856 through 860 of the Code and the Treasury regulations thereunder, (ii) the Board determines it is necessary or advisable in order to enable the Company to terminate its obligation to file periodic reports and certain financial statements with the SEC or (iii) the Board determines in its discretion that it is otherwise advisable or appropriate to do so, the Board may cause the Company to make the final distribution to our shareholders as a distribution in kind of beneficial interests in a trust or other liquidating entity (the “Liquidating Trust”), at such time as the Board deems appropriate in its discretion, substantially as follows:
•
The Company may create the Liquidating Trust under statutory or common law of Maryland or such other jurisdiction as the Board deems advisable and may transfer and assign to the Liquidating Trust substantially all of the remaining assets of the Company and its then-remaining subsidiaries of every sort whatsoever, including its unsold properties, assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Company shall have no interest of any character in and to any such assets and all such assets shall thereafter be held by the Liquidating Trust.

•
Simultaneously with such transfer and assignment to the Liquidating Trust, certificates evidencing common shares will be deemed to represent ownership in the Liquidating Trust, each holder of one or more common shares shall automatically and without any need for notice or presentment of a certificate be deemed to hold a corresponding number of shares of common beneficial interest in the Liquidating Trust. Such deemed distribution of shares of common beneficial interest shall constitute the final distribution of all of the assets of the Company to the shareholders under this Plan of Sale and Liquidation.

•
The Liquidating Trust shall be constituted pursuant to a declaration of trust or other instrument governing the Liquidating Trust (the “Liquidating Trust Declaration of Trust”) in such form and containing such terms and conditions as the Board may approve in its discretion. Without limiting the generality of the foregoing, the Liquidating Trust Declaration of Trust shall provide: (i) that shares of common beneficial interest in the Liquidating Trust shall generally not be transferable (except by will, intestate succession or operation of law); (ii) that the Liquidating Trust will have a finite life and will terminate upon the earlier of the complete distribution of the trust corpus or a specified number of years from the date that the Company’s assets were first transferred to it, subject to extensions of determinate duration; and (iii) that the Liquidating Trust may prepare and distribute annual financial statements, which need not be audited, to holders of its beneficial interests (which statements, if prepared and distributed, shall be filed under cover of an Annual Report on Form 10-K under the Company’s SEC file number to the extent the Liquidating Trust is eligible to do so) but need not prepare or distribute any quarterly financial statements.
•
The initial trustees of the Liquidating Trust shall be designated by the Board.

•
Shareholder approval of the Liquidation Proposal will also constitute shareholder approval of (i) the transfer and assignment to the Liquidating Trust, (ii) the form and substance of the Liquidating Trust Declaration of Trust, as approved by the Board, and (iii) the appointment of trustees designated by the Board.

•
Alternatively, the Company may effectuate such liquidating entity by converting to a liquidating entity that is a pass-through entity for U.S. federal income tax purposes, as described in “Material U.S. Federal Income Tax Consequences — Tax Consequences of the Liquidating Entity”.

Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation
We cannot predict with certainty the amount or timing of liquidating distributions to our shareholders. However, based upon management’s evaluation of certain data and information, in consultation with the Company’s financial advisors, we currently anticipate making the Initial Special Distribution to our shareholders following the closing of the Portfolio Sale Transaction, and one or more Additional Potential Special Distributions following sales of the Remaining Company Assets in accordance with the Plan of Sale and Liquidation. The timing and amount of any distributions remain subject to discretion of the Board and applicable law.
If the Portfolio Sale Transaction and the Plan of Sale and Liquidation are approved by our shareholders, and we are able to successfully complete the Portfolio Sale Transaction, then:
•
following the closing of the Portfolio Sale Transaction, based on the assumptions and estimates summarized elsewhere in this section, we estimate that the amount of our initial liquidating distribution, which we refer to as the Initial Special Distribution, to be funded from the net proceeds from the Portfolio Sale Transaction and a portion of the proceeds from the Debt Financing, will be between $14.50 and $14.82 per common share; and

•
after payment of the Initial Special Distribution, based on the assumptions and estimates summarized elsewhere in this section, we estimate that the total amount of additional liquidating distributions, which we refer to as the Additional Potential Special Distributions, to be funded from the net proceeds from the sales of the Remaining Company Assets, will be between $2.90 and $3.50 per common share, and the total of these two amounts, which we refer to as the Total Estimated Liquidating Distributions, will be between $17.40 and $18.32 per common share.

The estimated amount of Total Estimated Liquidating Distributions does not include the October Regular Quarterly Distribution of $0.18 per common share, to be paid on October 3, 2025 to shareholders of record as of September 17, 2025, and which is not contingent on shareholder approval, or completion, of the Proposed Transactions.
Our estimate of the estimated range of Total Estimated Liquidating Distributions was derived from the estimated number of common shares outstanding on a fully-diluted basis (including an estimate for additional common shares to be issued pursuant to the Company’s equity incentive plans), and the actual per common share amounts will change if the number of outstanding common shares changes at the time each liquidating distribution is declared by the Board.

Our estimate of the Initial Special Distribution range was derived from the estimated proceeds to be received by the Company from the Portfolio Sale Transaction (approximately $1.606 billion, subject to customary adjustments and prorations under the terms of the Purchase Agreement) and the estimated total amount of Debt Financing to be obtained upon the closing of the Portfolio Sale Transaction (which is estimated to be between $500 million and $520 million, and includes an upward adjustment of an additional $45 million in the event the Yale West Property is subject to a delayed closing, or excluded from the Portfolio Sale Transaction, under the terms of the Purchase Agreement), less estimates for:
•
estimated fees and expenses related to the Proposed Transactions incurred or expected to be incurred prior to or in connection with the closing of the Portfolio Sale Transaction, including preparing and filing this proxy statement and conducting the Special Meeting;

•
the estimated amount of prorations and other adjustments to the Purchase Price under the Purchase Agreement;

•
estimated fees, costs, expenses and reserves in connection obtaining the Debt Financing; and

•
the estimated amount of indebtedness of the Company to be repaid upon the closing of the Portfolio Sale Transaction, including any estimated prepayment penalties that we expect to incur for early payment thereof.

Our estimate of the Additional Potential Special Distributions range was derived from the estimated gross proceeds to be received by the Company from the sales of the Remaining Company Assets, taking the following into account:
•
estimated transaction costs associated with future sales of the Remaining Company Assets;

•
estimated debt service costs and allocated debt repayment amounts associated with future sales of the Remaining Company Assets;

•
estimated operating costs to run the Company until completion of the wind-down of the Company’s business and affairs and dissolution of the Company pursuant to the Plan of Sale and Liquidation, including employment compensation and employee retention costs, as well as other general and administrative costs and expenses;

•
estimated capital expenditures to be incurred on the Remaining Company Assets prior to their sale;

•
estimated REIT compliance costs until completion of the wind-down of the Company’s business and affairs and dissolution of the Company in accordance with the Plan of Sale and Liquidation;

•
estimated timing of completion of the sales of the Remaining Company Assets, which the Company is aiming to complete by June 30, 2026;

•
estimated reserves to be established to satisfy known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses; and

•
the estimated amount of cash flow/net working capital to be generated from the Company’s operations prior to completing the sale of all of the Remaining Company Assets.

Although we have provided an estimated range of Total Estimated Liquidating Distributions, we cannot determine at this time when we will be able to make any liquidating distributions to our shareholders or the amount of any such distributions. See “Risk Factors — Risks Related to the Proposed Transactions Generally” beginning on page 27, and “Risk Factors — Additional Risks Related to the Plan of Sale and Liquidation” beginning on page 32.
Calculation of Total Estimated Liquidating Distributions Range
In estimating the Initial Special Distribution range, we estimated the proceeds to be received by the Company from the Portfolio Sale Transaction, after adjusting for estimated prorations and other Purchase Price adjustments under the Purchase Agreement, and then deducted estimates for the amount of indebtedness of the Company to be repaid upon the closing of the Portfolio Sale Transaction (including $525 million aggregate outstanding principal amount under the Company’s existing term loan, unsecured notes and the then-outstanding balance under the Company’s revolving credit facility, which had an outstanding balance of

$189 million as of September 1, 2025, as well as any estimated prepayment fees and penalties that we expect to incur for early payment thereof), estimated fees and expenses related to the Proposed Transactions incurred or expected to be incurred prior to or in connection with the closing of the Portfolio Sale Transaction, including the Company’s estimated portion of transfer taxes, the costs and expenses associated with preparing and filing this proxy statement and conducting the Special Meeting, and estimated change in control transaction payments. Then, we made an upward adjustment for the estimated net proceeds from the amount of Debt Financing to be obtained upon the closing of the Portfolio Sale Transaction, after adjusting for establishment of reserves and debt financing costs.
In estimating the range of Additional Potential Special Distributions, we estimated a range of gross asset sales proceeds based upon the aggregate estimated proceeds from the sales of the Remaining Company Assets, which, with respect to each asset, was based on a combination of, as applicable, cash flow projections for our assets, values reflected in any indications of interest from potential buyers of our properties, the nature and characteristics of each respective asset, and management’s estimate of the value of such assets, taking into account market knowledge and the experience of management, in consultation with the Company’s financial advisors.
The estimated range of Additional Potential Special Distributions was derived, in part, from the estimated range of gross asset sales proceeds described above, less estimates for transaction costs, service costs and debt repayment amounts for the Debt Financing, estimated operating costs to run the Company until completion of the wind-down of the Company’s business and affairs and dissolution of the Company, capital expenditure requirements and REIT compliance costs, but adjusted upwards for estimated cash flow/net working capital to be generated from the Company’s operations prior to completing sales of the Remaining Company Assets.
•
Our estimated transaction costs include costs associated with the sales of the Remaining Company Assets, which costs include, among other things, brokerage commissions, legal fees, transfer tax liabilities, as well as our financial advisors’ fees payable in connection with such sales;

•
Our estimated service costs and debt repayment amounts for the Debt Financing include interest expense on the Debt Financing and incremental repayment of the portion of the Debt Financing allocated to the applicable properties being sold;

•
Our estimated capital expenditures include estimated amounts for repair and maintenance to be incurred on the Remaining Company Assets prior to their sale;

•
Our estimated operating costs to run the Company until completion of the wind-down of the Company’s business and affairs and dissolution of the Company pursuant to the Plan of Sale and Liquidation include estimated employee retention costs and other severance and other compensation payments triggered by the Proposed Transactions, an estimate of any known financial obligations, an estimate of other general and administrative costs and other estimated costs to implement the wind-down of the Company’s business and affairs and dissolution of the Company in accordance with the Plan of Sale and Liquidation;

•
Our estimated REIT compliance costs assume we remain a REIT until completion of the wind-down of the Company’s business and affairs and dissolution of the Company pursuant to the Plan of Sale and Liquidation; and

•
Our estimated range of Additional Potential Special Distributions also reflects certain assumptions around ongoing personnel needs as the Company sells assets and progresses the wind-down of its business and activities. Following the closing of the Portfolio Sale Transaction, the Company expects to begin and continue, as appropriate, downsizing with a focus on retaining an appropriate level of personnel with the necessary skill set commensurate with the reduced size of the Company, including those executive officers and other key personnel necessary for the continued operation of the Remaining Company Assets and completion of the wind-down activities, which downsizing is expected to affect both officers and other employees. Certain assumptions around the amount and timing of personnel reductions, including the effects on compensation expense, are reflected in the assumptions and estimates used to estimate the estimated range of Additional Potential Special Distributions.

All of the estimated costs, expenses and other amounts referenced above, as applicable, and the estimated range of Additional Potential Special Distributions also assume that the Portfolio Sale Transaction and the sales of the Remaining Company Assets will be completed by June 30, 2026. We will seek to sell all of the Remaining Company Assets as soon as practicable while seeking to maximize shareholder value. As of the date of this proxy statement, at the direction of the Board, we have commenced marketing and sale activities with respect to the Remaining Company Assets, and certain of these remaining sales are likely to move forward regardless of whether shareholders approve the Liquidation Proposal or the Portfolio Sale Proposal at the Special Meeting, subject to the acceptability of pricing and other terms.
The estimated ranges of the Initial Special Distribution and Additional Potential Special Distributions were based on approximately 89.3 million common shares, consisting of 88,581,070 common shares outstanding as of June 30, 2025 on a fully-diluted basis, plus an additional estimated 700,000 common shares estimated to be issued under our equity incentive plans in connection with the closing of the Proposed Transactions, which trigger acceleration of vesting of outstanding awards, and our normal course grants of common shares and RSUs to our trustees through the end of 2025. The total number of common shares to be issued under these outstanding equity awards will be based in part on the achievement of certain total shareholder return metrics, including both return against our peers and the FTSE Index for executive officers and financial metrics, corporate strategic goals and individual performance for non-executive officers. See “The Proposed Transactions — Interests of Our Trustees and Executive Officers” beginning on page 79.
Uncertainties Relating to the Total Estimated Liquidating Distributions
The preparation of the estimated range of Total Estimated Liquidating Distributions involved judgments and assumptions with respect to the Portfolio Sale Transaction and the sales of the Remaining Company Assets pursuant to the Plan of Sale and Liquidation and may not be realized. We cannot assure you that the actual amounts available for distribution to shareholders will be within the estimated ranges of the Initial Special Distribution and/or the Additional Potential Special Distributions. Our estimated range of Total Estimated Liquidating Distributions was determined as of August 1, 2025 and does not take into account interest rates, market volatility or other changes since that time. As we have disclosed under “Risk Factors” beginning on page 27, certain examples of uncertainties that could cause the aggregate amount of liquidating distributions to be less or more than our estimate include the following:
•
the price that potential buyers of our properties may be willing to pay for our assets may change due to a number of factors beyond our control, including changes in general economic or local conditions, changes in interest rates or availability of mortgage funds, supply and demand dynamics, changes in tax, real estate, environmental and zoning laws and regulations, occupancy percentages, lease rates, competition, operating performance and the perceived quality and dependability of income flows from tendencies, potential major repairs or other contingent liabilities associated with the assets, and a number of other factors, both local and national;

•
delays in our ability to find suitable buyers, complete the asset sales on the terms we currently expect and the wind-down of the Company’s business and affairs and termination of the Company’s existence could require us to incur expenses for a longer period than anticipated;

•
the estimated net proceeds from the Debt Financing may be lower than we estimate due to, among other things, the results of lender real estate diligence, including property appraisals for lending purposes, establishment of customary reserves for property maintenance costs or special reserves for issues identified during lender real estate diligence, and/or higher than estimated third party expenses associated with consummating the Debt Financing;

•
the ability to make Additional Potential Special Distributions will be subject to ongoing compliance with the covenants and other terms of our Debt Financing which could impact our ability to make, or the timing of, distributions;

•
the costs and expenses of the Portfolio Sale Transaction and the Plan of Sale and Liquidation may differ from our estimates;

•
the estimated amount of cash flow/net working capital to be generated from the Company’s operations prior to completing the wind-down of the Company’s business and affairs and termination of the Company’s existence pursuant to the Plan of Sale and Liquidation may be lower than we anticipate;

•
costs and expenses of continuing to operate the Company, including as a public company, such as the need for additional retention costs, particularly if the liquidation takes longer than expected, may be higher than estimated;

•
unanticipated or emergency capital expenditures may result in the need to incur additional debt financing or other costs and expenses that are not included in our estimates and which we cannot reasonably estimate at this time;

•
unknown or additional costs or liabilities that arise in the future, including future litigation, which we cannot reasonably estimate at this time, could delay completion of our liquidation and cause us to incur additional costs and expenses;

•
costs incurred to maintain our REIT status may be higher than estimated;

•
the number of issued and outstanding shares from the estimated number we used to calculate the estimated ranges of the Initial Special Distribution and the Additional Potential Special Distributions could change; and

•
the reserve amounts we may establish to satisfy known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses may be insufficient.

Except to the extent required by applicable law and GAAP, we do not anticipate updating or otherwise publicly revising the estimates presented in this proxy statement to reflect circumstances existing or developments occurring after the preparation of these estimates or to reflect the occurrence of subsequent events. The estimates have not been audited, reviewed or compiled by independent auditors.
The Plan of Sale and Liquidation gives the Board the authority, in its discretion, to determine how to provide for any unknown or contingent liabilities consistent with Maryland law. The Board may authorize us to obtain insurance policies to cover such costs and/or to establish a reserve fund. After payment of the Initial Special Distribution, and taking into account the payment of, or establishment of reserves for known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses, or transfer assets to a liquidating trust out of which to pay such costs. If a reserve fund is established, we would expect a final liquidating distribution to be made once the manager of the fund determines that no further claims are likely to be made upon the fund. Such a determination could be made, for example, upon the expiration of the time periods specified in the statutes of limitations applicable to the type of claims that may be made against the fund. If such a reserve fund is created, the final payout to shareholders from the fund, after payment of claims against the fund, may not occur for two or more years following the receipt of shareholder approval of the Liquidation Proposal, and may be made through a liquidating trust.
Although we have provided estimated ranges of the Initial Special Distribution, Additional Potential Special Distributions and Total Estimated Liquidating Distributions, no assurance can be given as to when, or whether, we will be able to make any liquidating distributions to our shareholders or the amount of any such distributions. These determinations depend on a variety of factors described in this section titled “Amount and Timing of Distributions to our Shareholders as a Result of the Liquidation”. The actual amounts and times of payment of the liquidating distributions will be determined by the Board in its sole discretion. See “Risk Factors” beginning on page 27.
Delisting of Common Shares
In connection with the Plan of Sale and Liquidation, at a future date as the Board determines, we anticipate that we will voluntarily delist our common shares from the NYSE, subject to the rules of the NYSE and our Declaration of Trust, in order to reduce our operating expenses and maximize the Total Estimated Liquidating Distributions.
Although we intend for our common shares to continue to be listed on the NYSE until the Board makes such determination to voluntarily delist, the NYSE may commence delisting proceedings against us if (i) the average closing price of our common shares over a 30-day consecutive trading period falls below $1.00 per common share, (ii) our average market capitalization over a 30-day consecutive trading period falls below $15 million, or (iii) we lose our REIT qualification. Even if the NYSE does not move to delist our common shares, we may voluntarily delist our common shares from the NYSE in an effort to reduce our operating expenses and maximize the Total Estimated Liquidating Distributions. If our common shares are delisted, you may have difficulty trading your common shares on the secondary market.
Termination of the Registration of Common Shares
Our common shares are currently registered under the Exchange Act. Immediately prior to the transfer to a liquidating trust or at such other time as the Board deems appropriate, in addition to causing the Company to delist the common shares from the NYSE, the Board and the proper officers of the Company are authorized under the Plan of Sale and Liquidation to file a Form 15 (or take other appropriate action) to deregister the common shares under the Exchange Act.
Cancellation of Common Shares
Subject to the need for a liquidating trust (or other liquidating entity) and the terms of our governing documents, the distributions contemplated by the Plan of Sale and Liquidation will be in complete liquidation of the Company and, following our dissolution, all of our outstanding common shares and all certificates representing such common shares will be canceled.
Termination of Existence of the Company
The Plan of Sale and Liquidation authorizes the Board and our officers, when appropriate, to file a Notice of Termination with the Maryland State Department of Assessments and Taxation and to take any other appropriate and necessary action to terminate the existence of and voluntarily dissolve the Company under Maryland law. Upon the complete distribution of all assets of the Company to the shareholders and the termination of the Company’s existence by voluntary dissolution, all common shares will be automatically canceled and no longer deemed outstanding and all rights of the holders thereof as shareholders of the Company shall cease and terminate.
Abandonment or Modification of Plan of Sale and Liquidation
Until the filing of the Notice of Termination with the Maryland State Department of Assessments and Taxation, the Board may modify, amend or terminate the Plan of Sale and Liquidation (and authorize us to seek to dispose of all our assets through a merger, business combination or similar transaction) without approval by the shareholders if it determines that such action would be advisable and in the best interests of the Company. The Company has no present plans or intentions to modify, amend or abandon the Plan of Sale and Liquidation.
Accounting Treatment of Liquidation
The Company expects that the shareholder approval of the Plan of Sale and Liquidation would result in a change of the Company’s basis of accounting from the going-concern basis to the liquidation basis of accounting. In order for our financial statements to be in accordance with GAAP under the liquidation basis of accounting, all of our assets must be measured at the estimated amount of consideration we expect to collect, and all of our liabilities must be measured at the estimated amounts at which the liabilities are expected to be settled. Recorded liabilities will include the estimated costs associated with carrying out the Plan of Sale and Liquidation. Valuations presented in the statement will represent management’s estimates, based on then present facts and circumstances, of the net realizable values of assets and costs associated with carrying out the Plan of Sale and Liquidation based upon management’s assumptions.
The valuation of assets and liabilities will require estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Sale and Liquidation. Net realized amounts recognized upon final sale and liquidation for the Company’s assets and the settlement amounts for liabilities are expected to differ from estimates recorded in the Company’s financial statements.
No Appraisal or Dissenters’ Rights
Pursuant to Maryland law and our Declaration of Trust, shareholders are not entitled to appraisal or dissenters’ rights (or rights of an objecting shareholder) in connection with the Plan of Sale and Liquidation.

PROPOSAL ONE:
PORTFOLIO SALE PROPOSAL
General
We are seeking shareholder approval of the Portfolio Sale Proposal at the Special Meeting. For detailed information regarding the Portfolio Sale Proposal, see the information about the Portfolio Sale Transaction and the Purchase Agreement throughout this proxy statement, including the information set forth in the sections entitled “The Proposed Transactions” beginning on page 46 and “The Purchase Agreement” beginning on page 88. A copy of the Purchase Agreement is attached as Appendix A to this proxy statement.
Approval of the Portfolio Sale Proposal requires the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the matter. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your common shares “FOR,” “AGAINST” or “ABSTAIN” on the Portfolio Sale Proposal, your common shares will be voted in accordance with the recommendation of the Board. Each common share that was outstanding on the Record Date entitles the holder thereof to one vote on each proposal presented at the Special Meeting. Because the required vote for the Portfolio Sale Proposal is based on the number of outstanding common shares entitled to vote at the Special Meeting, failure to vote your common shares (whether by abstentions, broker non-votes, if any, or otherwise), will have the same effect as voting “AGAINST” approval of the Portfolio Sale Proposal.
Approval of the Portfolio Sale Proposal is a condition to the completion of the Portfolio Sale Transaction. In the event this proposal is not approved, the Portfolio Sale Transaction cannot be completed.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” approval of the Portfolio Sale Proposal.

PROPOSAL TWO:
LIQUIDATION PROPOSAL
General
We are seeking shareholder approval of the Liquidation Proposal at the Special Meeting. For detailed information regarding the Liquidation Proposal, see the information about the Plan of Sale and Liquidation throughout this proxy statement, including the information set forth in the section entitled “The Proposed Transactions” beginning on page 46 and “The Plan of Sale and Liquidation” beginning on page 103. A copy of the Plan of Sale and Liquidation is attached as Appendix B to this proxy statement.
Approval of the Liquidation Proposal requires the affirmative vote of holders of common shares entitled to cast a majority of all the votes entitled to be cast on the matter. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your common shares “FOR,” “AGAINST” or “ABSTAIN” on the Liquidation Proposal, your common shares will be voted in accordance with the recommendation of the Board. Each common share that was outstanding on the Record Date entitles the holder thereof to one vote on each proposal presented at the Special Meeting. Because the required vote for the Liquidation Proposal is based on the number of outstanding common shares entitled to vote at the Special Meeting, failure to vote your common shares (whether by abstentions, broker non-votes, if any, or otherwise) will have the same effect as voting “AGAINST” approval of the Liquidation Proposal.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” approval of the Liquidation Proposal.

PROPOSAL THREE:
COMPENSATION PROPOSAL
General
Pursuant to Section 14A of the Exchange Act, we are asking holders of our common shares to vote at the Special Meeting on a non-binding, advisory basis on this Compensation Proposal regarding the specified compensation that may be paid or become payable to our named executive officers in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein, is presented in the section entitled “The Proposed Transactions — Golden Parachute Compensation” beginning on page 83.
The shareholder vote on this Compensation Proposal is an advisory vote only, and it is not binding on us or the Board. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Portfolio Sale Transaction is completed and the Plan of Sale and Liquidation becomes effective, our named executive officers will be eligible to receive the specified compensation that may be paid or become payable to our named executive officers, in accordance with the terms and conditions applicable to such compensation. This non-binding, advisory proposal relates only to already existing contractual obligations of Elme that may result in a payment or benefit to Elme’s named executive officers in connection with, or following, the closing of the Portfolio Sale Transaction or effectiveness of the Plan of Sale and Liquidation, and does not relate to any new compensation or other arrangements that may be entered into between Elme’s named executive officers and Elme, or implemented by Elme, following the closing of the Portfolio Sale Transaction and effectiveness of the Plan of Sale and Liquidation.
We are asking holders of our common shares to vote “FOR” approval of the following resolution:
“RESOLVED, that holders of the Company’s common shares hereby approve, on a non-binding, advisory basis, the specified compensation that may be paid or become payable to the named executive officers of the Company in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation, as disclosed pursuant to Item 402(t) of Regulation S-K under the section entitled “The Proposed Transactions — Golden Parachute Compensation” beginning on page 83 (which disclosure includes the golden parachute compensation table required pursuant to Item 402(t) of Regulation S-K).”
This separate, non-binding advisory vote is being provided in accordance with Exchange Act Rule 14a-21(c) and the disclosure requirements of Item 402(t) of Regulation S-K.
Adoption of the above resolution, on a non-binding, advisory basis, requires the affirmative vote of a majority of the votes cast at the Special Meeting. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your common shares “FOR,” “AGAINST” or “ABSTAIN” on this Compensation Proposal, your shares will be voted in accordance with the recommendation of the Board. Because the required vote for the Compensation Proposal is based on the number of votes cast, any common shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” approval of the Compensation Proposal.

PROPOSAL FOUR:
ADJOURNMENT PROPOSAL
General
If, at the Special Meeting, the number of common shares, represented in person or by proxy at the Special Meeting, voting in favor of the Portfolio Sale Proposal or the Liquidation Proposal is insufficient to approve the Portfolio Sale Proposal or the Liquidation Proposal, as applicable, we intend to adjourn the Special Meeting solely with respect to the Portfolio Sale Proposal or the Liquidation Proposal, as applicable, in order to solicit additional proxies in favor of the Portfolio Sale Proposal or the Liquidation Proposal, as applicable.
In this proposal, we are asking you to approve the adjournment of the Special Meeting, and any later adjournments, in order to enable us to solicit additional proxies in favor of the Portfolio Sale Proposal and/or the Liquidation Proposal. If our shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting to use the additional time to solicit additional proxies in favor of the Portfolio Sale Proposal and/or Liquidation Proposal, including the solicitation of proxies from Company shareholders that have previously voted “AGAINST” the Portfolio Sale Proposal and/or the Liquidation Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. If you properly authorize your proxy by mail, by telephone or through the internet, but do not indicate instructions to vote your common shares “FOR,” “AGAINST” or “ABSTAIN” on this Adjournment Proposal, your shares will be voted in accordance with the recommendation of the Board. Because the required vote for the Adjournment Proposal is based on the number of votes cast, any common shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote.
Recommendation of the Board
The Board unanimously recommends a vote “FOR” approval of the Adjournment Proposal.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Trustee and Executive Officer Ownership
The following table sets forth certain information concerning all common shares beneficially owned as of August 15, 2025 by each current trustee, by each of the named executive officers and by all current trustees and executive officers as a group. Unless otherwise indicated, the voting and investment powers for the common shares listed are held solely by the named holder and/or the holder’s spouse.
Name	Common Shares Owned(1)	Percentage of Total(2)
Jennifer S. Banner	31,135	*
Benjamin S. Butcher	93,570	*
Tiffany M. Butcher	57,527	*
Susan Carras	11,136	*
Steven M. Freishtat	48,835	*
Susan L. Gerock	73,729	*
Ellen M. Goitia	44,471	*
W. Drew Hammond	57,729	*
Paul T. McDermott	669,760	*
Thomas H. Nolan, Jr.	56,887	*
Ron D. Sturzenegger	1,494	*
Vice Adm. Anthony L. Winns (RET.)	70,252	*
All Trustees and Executive Officers as a group (12 persons)	1,216,525	1.4%

(1)
Includes common shares issuable upon termination of Board service, pursuant to vested RSUs as follows: Ms. Banner, 31,135; Mr. Butcher, 93,570; Ms. Carras, 9,558; Mr. Nolan, 54,910; Mr. Sturzenegger, 1,494; Mr. Winns, 70,252; and all trustees as a group, 260,919. Includes restricted common shares and RSUs as follows: Ms. Butcher, 43,199; Mr. Freishtat, 25,110; Ms. Gerock, 23,476; Mr. Hammond, 19,005 and Mr. McDermott, 207,872; and all executive officers as a group, 318,662.

(2)
Calculated based on 88,161,161 common shares outstanding as of August 15, 2025.

*
Less than 1%.

5% Shareholder Ownership
The Company, based upon Schedules 13G filed with the SEC, believes that the following persons beneficially own more than 5% of the outstanding common shares as of August 15, 2025.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	15,983,403(1)	18.1%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	14,163,157(2)	16.1%
State Street Corporation 1 Congress Street, Suite 1 Boston, MA 02114	5,725,414(3)	6.5%

(1)
Based upon the most recently filed Schedule 13G/A filed on April 30, 2025. BlackRock, Inc. (“BlackRock”) has sole voting power with respect to 15,405,299 of these shares and sole dispositive power with respect to 15,983,403 of these shares. The Schedule 13G/A further indicates that the following subsidiaries of BlackRock acquired the shares reported on the Schedule 13G/A: BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, National Association, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC and BlackRock Japan Co., Ltd.

(2)
Based upon the most recently filed Schedule 13G/A filed on February 13, 2024. The Vanguard Group has shared voting power with respect to 130,871 of these shares, sole dispositive power with respect to 13,940,508 of these shares, and shared dispositive power with respect to 222,649 of these shares.

(3)
Based upon the most recently filed Schedule 13G/A filed on January 29, 2024. State Street Corporation has shared voting power with respect to 4,615,641 of these shares and shared dispositive power with respect to 5,716,814 of these shares. The Schedule 13G/A further indicates that the following subsidiaries of State Street Corporation acquired the shares reported on the Schedule 13G/A: SSGA Funds Management, Inc., State Street Global Advisors Limited, State Street Global Advisors, Australia, Limited, State Street Global Advisors (Japan) Co., Ltd, State Street Global Advisors Europe Limited and State Street Global Advisors Trust Company.

SHAREHOLDER PROPOSALS
If our shareholders approve the Liquidation Proposal and we timely complete the sale of our remaining assets, we would not expect to hold the 2026 Annual Meeting of Shareholders. If we hold the 2026 Annual Meeting of Shareholders, the Board will provide for presentation of proposals by shareholders at the 2026 Annual Meeting of Shareholders, provided that these proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC and our bylaws regarding shareholder proposals.
Any shareholder proposal pursuant to Rule 14a-8 under the Exchange Act intended to be presented at the 2026 Annual Meeting of Shareholders must be received at our executive offices on or before December 18, 2025, to be considered for inclusion in our 2026 proxy statement materials.
Shareholders wishing to submit proposals or trustee nominations to be presented at the 2026 Annual Meeting of Shareholders pursuant to our bylaws that are not to be included in our proxy materials must deliver notice to us at our executive offices not less than 120 and no more than 150 days before the first anniversary of the date of proxy statement for the preceding year’s Annual Meeting (i.e., between November 18, 2025 and 5:00 p.m. Eastern Time, on December 18, 2025), with adjustments if the date for the upcoming annual meeting of shareholders is advanced or delayed by more than 30 days from the anniversary date of the preceding year’s annual meeting. Shareholders are advised to review our bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and trustee nominations. Any shareholder desiring a copy of our bylaws will be furnished one without charge upon written request to the Secretary.
To comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees must (in addition to satisfying the advance notice requirements under our bylaws) provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
HOUSEHOLDING
If you and other residents at your mailing address own common shares in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one proxy statement, unless you have instructed otherwise. This procedure, known as “householding,” is intended to reduce the volume of duplicate information shareholders receive and to reduce our printing and postage costs. If you wish to request extra copies, we will promptly deliver a separate copy of such documents to shareholders who write or call us at the following address or telephone number: Elme Communities, 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, Attention: Investor Relations or telephone: (202) 774-3200. Shareholders wishing to receive separate copies of our proxy statement in the future, or shareholders currently receiving multiple copies of the proxy statement at their address who would prefer that only a single copy of each be delivered there, should contact (1) our Investor Relations department at the above address and telephone number above if you are a record holder or (2) your bank, broker or other nominee record holder if you own your common shares in street name.
NO OTHER MATTERS
As of the date of this proxy statement, management knows of no other business to be brought before the Special Meeting. Pursuant to our bylaws, only the matters set forth in the notice of Special Meeting may be brought before the virtual Special Meeting.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports and proxy statements with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. Our filings are available to the public on the internet website maintained by the SEC at http://www.sec.gov and on our website at http://www.elmecommunities.com under “Investors — SEC Filings.” The information included on our website is not incorporated by reference into this proxy statement.

The SEC rules allow us to “incorporate by reference” the information we file with the SEC, which means that we can disclose important information to you by referring you to another document filed separately with the SEC, including documents that we file after the date of this proxy statement. The information that is incorporated by reference is considered to be part of this proxy statement, except to the extent superseded by information contained herein or by information contained in documents filed with or furnished to the SEC after the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that have been previously filed with the SEC:
•
our Annual Report on Form 10-K for the year ended December 31, 2024;

•
the information specifically incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024 from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 17, 2025;

•
our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and June 30, 2025; and

•
our Current Reports on Form 8-K filed with the SEC on March 20, 2025 (excluding any information furnished under Item 7.01 and the related portion of Item 9.01), May 30, 2025 and August 4, 2025 (excluding any information furnished under Item 7.01 and the related portion of Item 9.01).

We also incorporate by reference into this proxy statement additional documents that we may file after the date of this proxy statement with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement and prior to the date of the Special Meeting provided, however that we are not incorporating any information furnished under either Item 2.02 or Item 7.01 of any Current Report on Form 8-K.
Information in this proxy statement may add to, update or change information in a previously filed document incorporated by reference in this proxy statement. In that case, you should rely on the information in this proxy statement. You should not assume that the information in this proxy statement or any document incorporated by reference is accurate as of any date other than the date of those documents. Information in a document filed after the date of this proxy statement may add to, update or change information in this proxy statement or in a previously filed document incorporated by reference in this proxy statement. In that case, you should rely on the information in the later filed document.
We also incorporate by reference the Purchase Agreement attached to this proxy statement as Appendix A and the Plan of Sale and Liquidation attached to this proxy statement as Appendix B.
Any person, including any Company shareholder, to whom this proxy statement is delivered, may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at Elme Communities, 7550 Wisconsin Avenue, Suite 900, Bethesda, MD 20814, Attention: Investor Relations or telephone: (202) 774-3200. If you would like to request documents, please do so promptly in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method.
NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US OR ANY OTHER PERSON. THIS PROXY STATEMENT IS DATED [•], 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Appendix A
(Purchase and Sale Agreement)

A-1

Appendix A
EXECUTION VERSION

PURCHASE AND SALE AGREEMENT
BY AND AMONG
ELME COMMUNITIES,
WASHREIT OP LLC,
ECHO SUB LLC,
CEVF VI CAPITOL HOLDINGS, LLC,
AND
CEVF VI CO-INVEST I VENTURE, LLC
DATED AS OF AUGUST 1, 2025

A-i

A-ii

EXHIBITS
Exhibit A — Excluded Properties
Exhibit B — Form of Assignment and Assumption of Company Interests
Exhibit C-1 — Form of Title Affidavit
Exhibit C-2 — Form of Non-Imputation Affidavit
Exhibit C-3 — Form of TOPA Affidavit

A-iii

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT, dated as of August 1, 2025 (this “Agreement”), is by and among WASHREIT OP LLC, a Delaware limited liability company (“Seller”), ELME COMMUNITIES, a Maryland real estate investment trust (“Seller Parent” and together with Seller, the “Seller Parties”), ECHO SUB LLC, a Delaware limited liability company and a wholly owned, direct subsidiary of Seller (the “Company”), CEVF VI CAPITOL HOLDINGS, LLC, a Delaware limited liability company (“Buyer”), and CEVF VI CO-INVEST I VENTURE, LLC, a Delaware limited liability company (“Buyer Parent” and together with Buyer, the “Buyer Parties”). Each of Seller, Seller Parent, the Company, Buyer Parent and Buyer is sometimes referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Article 1.
WHEREAS, prior to the Closing, Seller Parent shall cause, directly or indirectly, the steps set forth on Schedule A to the Company Disclosure Letter to occur, pursuant to which all of the equity interests of each Company Subsidiary that immediately prior to the Closing holds an interest in one or more Company Properties shall be contributed or distributed, as applicable, to the Company (the “Pre-Closing Reorganization”);
WHEREAS, the Board of Trustees of Seller Parent (the “Seller Parent Board”) has (a) declared that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of Seller Parent and its shareholders, (b) approved and adopted this Agreement, (c) authorized the execution, delivery and performance of this Agreement, (d) directed that the transactions contemplated by this Agreement be submitted for consideration at a meeting of the holders of the outstanding common shares of beneficial interests, $0.01 par value per share, of Seller Parent (the “Seller Parent Common Shares”) and (e) resolved to recommend that the holders of the Seller Parent Common Shares vote in favor of approval of the transactions contemplated by this Agreement;
WHEREAS, Seller Parent, in its capacity as the sole member of Seller, and Buyer Parent, in its capacity as the sole member of Buyer, have each taken, or caused to be taken, all actions required for the execution of this Agreement by Seller and Buyer, respectively, and, on behalf of Seller and Buyer, respectively, to adopt and approve this Agreement and to approve the consummation by each of such Parties of the transactions contemplated by this Agreement;
WHEREAS, Seller desires to convey to Buyer, and Buyer desires to acquire from Seller, all of the equity interests in the Company (the “Acquired Interests”); and
WHEREAS, concurrently with the execution hereof, as a condition of and inducement for the Seller Parties to enter into this Agreement, Cortland Enhanced Value Fund VI, L.P. (the “Guarantor”) has executed and delivered to Seller Parent a guarantee (the “Guarantee”) pursuant to which the Guarantor is guaranteeing certain obligations of the Buyer Parties under this Agreement.
NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.1   Definitions.
(a)   For purposes of this Agreement:
“Action” means any claim, action, cause of action, suit, litigation, proceeding, arbitration, mediation, inquiry, investigation, interference, audit, assessment, hearing or other legal proceeding (whether sounding in contract, tort or otherwise, whether civil or criminal) brought, conducted, tried or heard by or before, or otherwise involving, any Governmental Authority.
“Affiliate” of a specified Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Business Day” means any day other than a Saturday, Sunday or any day on which banks located in New York, New York or Washington, D.C. are authorized or required to be closed.
“Buyer Material Adverse Effect” means any event, circumstance, change or effect that would reasonably be expected to (i) prevent or materially delay the ability of Buyer to consummate the transactions contemplated by this Agreement or (ii) prevent or materially impair or delay the ability of Buyer to perform its obligations hereunder.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Certificate of Formation” means that certain certificate of formation of the Company filed with the Secretary of State of the State of Delaware on July 24, 2025, as amended and in effect from time to time.
“Company Leases” means each lease or sublease that was in effect as of the date of this Agreement and to which the Company or the Company Subsidiaries are parties as lessors or sublessors with respect to any Company Property (together with all amendments, modifications, supplements, renewals, exercise of options and extensions related thereto).
“Company Limited Liability Company Agreement” means that certain limited liability agreement of the Company, dated as of July 24, 2025, as amended and in effect from time to time.
“Company Material Adverse Effect” means any event, circumstance, change or effect that (i) individually, or in the aggregate with all other events, circumstances, changes or effects, is material and adverse to the business, assets, liabilities, condition (financial or otherwise) or results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) will prevent or materially impair the ability of the Seller Parties to consummate the transactions contemplated by this Agreement before the Outside Date, or otherwise perform its obligations hereunder; provided that, for purposes of clause (i), “Company Material Adverse Effect” shall not include any event, circumstance, change or effect to the extent arising out of or resulting from (A) any decline in the market price, or change in trading volume, of the capital stock of Seller Parent or any failure of Seller Parent to meet any internal or publicly announced projections or forecasts or any estimates of earnings, revenues or other metrics for any period (provided, that any event, circumstance, change, effect, development, condition or occurrence giving rise to such decline, change or failure may be taken into account in determining whether there has been a Company Material Adverse Effect if not falling into one of the other exceptions contained in this definition), (B) any events, circumstances, changes or effects that affect the real estate industry generally, (C) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates, trade disputes or the imposition of trade restrictions, tariffs or similar taxes, (D) any changes in the legal, regulatory or political conditions in the United States or in any other country or region of the world, (E) the commencement, escalation or worsening of a war (whether or not declared), civil disobedience, sabotage, military or para-military actions or armed hostilities or the occurrence of acts of terrorism or sabotage (including cyberattacks), (F) the negotiation, execution, delivery, performance or consummation of this Agreement, or the public announcement or anticipation of the transactions contemplated hereby, including any Action related thereto and the impact thereof on relationships, contractual or otherwise, with tenants, suppliers, lenders, investors (including shareholders and unitholders), venture partners or employees (provided, however, that this clause (F) shall not apply to any inaccuracy in the representations and warranties set forth in Section 4.5(a) (or Section 8.2(a) as it relates to Section 4.5(a))), (G) the taking of any action expressly required by this Agreement, the taking of any action at the written request or with the prior written consent of Buyer or the failure to take any action at the request of Buyer or expressly prohibited by this Agreement, (H) the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters, any national, international or regional calamity or any outbreak of illness, epidemic, pandemic, disease or other public health event (including COVID-19) or any restrictions to the extent relating to, or arising out of, any outbreak of illness, epidemic, pandemic or other public health event (including COVID-19) or any material worsening of any of the foregoing, (I) changes in Law or GAAP (or the interpretation or enforcement thereof), or (J) any (x) Action including any derivative claims or (y) any public action, campaign or announcement seeking representation on the Seller Parent Board or to control or influence the Seller Parent Board, Seller Parent’s management, governance or policies, in each case of (x) and (y) arising out of or relating to this

Agreement or the transactions contemplated by this Agreement and made or initiated by any holder of Seller Parent Common Shares or any holder of shares, capital stock, units or other equity interest in any Company Subsidiary, which in the case of each of clauses (B), (C), (D), (E) and (I) do not disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other Persons in the multifamily real estate industry in the United States, and in the case of clause (H), do not disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other Persons in the multifamily real estate industry in the geographic regions in which the Company and the Company Subsidiaries operate, own or lease properties.
“Company Permitted Liens” means any of the following: (i) Lien for Taxes or governmental assessments, charges or claims of payment not yet due or which are being contested in good faith by appropriate proceedings and for which adequate accruals or reserves have been established; (ii) mechanic’s, workmen’s, repairmen’s, carrier’s, warehousemen’s, cashier’s, landlord’s, worker’s, materialmen’s, repairmen’s or other like Liens (a) arising in the ordinary course for amounts not yet due and payable or the amount or validity of which is being contested in good faith and for which appropriate reserves have been established on the consolidated financial statements of Seller Parent in accordance with GAAP (to the extent required by GAAP) or with respect to which the Company shall have bonded over or otherwise provided security reasonably acceptable to Buyer Parent or (b) arising in connection with construction in progress for amounts not yet due and payable; (iii) Liens securing Indebtedness for borrowed money existing as of the date of this Agreement that will be discharged at the Closing or that the Company or a Company Subsidiary is permitted to enter into pursuant to the terms of Section 6.1; (iv) (a) rights of tenants under Company Leases, as tenants only, and (b) rights of other parties in possession, without any right of first refusal, right of first offer or other option to purchase any Company Properties (or any portion thereof); (v) Liens, rights or obligations created by or resulting from the acts or omission of any of the Buyer Parties or any of their respective Affiliates and their respective investors, lenders, employees, officers, directors, members, shareholders, agents, representatives, contractors, invitees or licensees or any Person claiming by, through or under any of the foregoing; (vi) Lien that is a zoning regulation, survey exception, utility easement, right of way, right of use, building code, entitlement or other land use or environmental regulation by any Governmental Authority; (vii) Lien that is disclosed on Section 4.15(k) of the Company Disclosure Letter; (viii) Lien that is disclosed on the most recent consolidated balance sheet of Seller Parent or notes thereto (or securing liabilities reflected on such balance sheet); (ix) Liens arising under any Company Material Contracts or leases to third parties for the occupation of portions of the Company Properties as tenants only by such third parties in the ordinary course of the business of the Company or any Company Subsidiary; (x) Liens that are recorded in a public record or disclosed on existing title policies, title commitments, title reports, or surveys made available to Buyer prior to the date of this Agreement; (xi) restrictions on sales or transfer of interests in the Company, any Company Subsidiary or the Company Properties under applicable law; (xii) Lien that is a limitation, title defect, covenant, restriction or reservation of interests in title that does not interfere materially with the current use of the property affected thereby (assuming its continued use in the manner in which it is currently used) or materially adversely affect the value or marketability of such property; and (xiii) Liens arising under any leases for office space between a third party and the Company or a Company Subsidiary.
“Company Properties” means each real property owned by the Company or any Company Subsidiary as of the date of this Agreement (including all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property), as set forth on Section 4.15(a) of the Company Disclosure Letter.
“Company Subsidiary” means (i) prior to giving effect to the Pre-Closing Reorganization, any direct or indirect subsidiary of Seller Parent that holds one or more Company Properties and (ii) after giving effect to the Pre-Closing Reorganization, each of the subsidiaries of the Company.
“Comparable Offer of Employment” means an offer of employment (i) with terms and conditions necessary for Buyer and its Affiliates to satisfy their respective obligations under Section 7.13 and (ii) for a comparable position with substantially similar duties and work schedule, and at a work location (including, for the avoidance of doubt, any remote work location arrangement) that is within fifty (50) miles of, in each case, those in effect for such individual immediately prior to the Closing Date.

“Data Protection Laws” means all applicable Laws (including any applicable Laws of jurisdictions where personal information is collected) governing the privacy or security of Personal Data, and any other Laws applicable to the collection, storage or processing of Personal Data, including state data protection Laws, state and Federal consumer protection Laws, state data breach notification Laws, and applicable Laws governing telephonic and electronic marketing.
“DC Owner” means ELME Yale West LLC, a Delaware limited liability company and a Company Subsidiary.
“DC Owner Interests” means all of the equity interests in DC Owner.
“DC Property” means the Company Property owned by DC Owner.
“DC Property Allocated Purchase Price” means the portion of the Purchase Price allocated to the DC Property set forth on Section 2.4(d) of the Company Disclosure Letter.
“Debt Financing Sources” means, collectively, the financial institutions and other entities party to the Debt Commitment Letter and any other financial institutions, lenders or investors with respect to the Debt Financing, together with any of such Person’s Affiliates and any of such Person’s or any of its Affiliates’ respective direct or indirect, former, current or future stockholders, managers, members, directors, officers, employees, agents, advisors, other representatives and their respective successors or assignees; provided that neither Buyer Parent nor any Affiliate of Buyer Parent shall be a Debt Financing Source.
“Environmental Law” means any Law relating to the pollution or protection of the environment (including air, surface water, groundwater, land surface or subsurface land), or human health or safety (solely as such matters relate to exposure to Hazardous Substances), including Laws relating to the generation, use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Substances.
“Environmental Permit” means any permit, approval, license, registration or other authorization required under any applicable Environmental Law.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Excluded Properties” means each real property owned by Seller Parent or any of its subsidiaries (including all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property), other than the Company Properties, which Excluded Properties include the properties listed on Exhibit A hereto.
“GAAP” means the United States generally accepted accounting principles.
“Governmental Authority” means the United States (federal, state or local) government or any foreign government, or any other governmental or quasi-governmental regulatory, judicial or administrative authority, instrumentality, board, bureau, agency, commission, self-regulatory organization, arbitration panel or similar entity.
“Hazardous Substances” means any “hazardous substance” as that term is defined under the Comprehensive Environmental Response, Compensation and Liability Act, any “hazardous waste” as that term is defined under the Resource Conservation and Recovery Act, petroleum and petroleum products, including crude oil and any fractions thereof, polychlorinated biphenyls, asbestos and radon.
“Indebtedness” means, with respect to any Person and without duplication, (i) the unpaid principal of and premium (if any) of all indebtedness, bonds, debentures, notes payable, accrued interest payable or other obligations for borrowed money, whether secured or unsecured, (ii) all obligations under conditional sale or other title retention agreements, or incurred as financing, in either case with respect to property acquired by such Person, (iii) all obligations issued, undertaken or assumed as the deferred purchase price for any property or assets, (iv) all obligations under capital leases, (v) all obligations in respect of bankers acceptances or letters of credit, (vi) all obligations under interest rate cap, swap, collar or similar transaction or currency hedging transactions (valued at the termination value thereof), (vii) all outstanding prepayment premium obligations of such Person and its subsidiaries, if any, and accrued interest, fees and expenses related to any of the items set forth in clauses (i) through (vi), (viii) any guarantee of any of the foregoing, whether or not evidenced by a note, mortgage, bond, indenture or similar instrument and (ix) any agreement to provide any of the foregoing; provided, that for purposes of clarity, “Indebtedness” shall not include (I) trade payables, (II) any liability for Taxes and (III) any Indebtedness from the Company to a wholly owned Company Subsidiary (or vice versa) or between wholly owned Company Subsidiaries. For purposes of clauses (i) and (vi) of this definition of “Indebtedness”, such obligations shall be valued at the termination value thereof.
“Intervening Event” means an event, circumstance, change, development or effect that (a) was not known or reasonably foreseeable (or, if known, the material consequences of which were not known or reasonably foreseeable) to the Seller Parent Board on the date of this Agreement (and which does not relate to a Competing Acquisition Proposal) and (b) becomes known to the Seller Parent Board before the Seller Parent Shareholder Approval is obtained; provided, however that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of a Competing Acquisition Proposal or any matter relating thereto and; (ii) changes in the market price or trading volume of the Seller Parent Common Shares or the fact that Seller Parent meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (ii) in determining whether an “Intervening Event” has occurred if not otherwise falling into the foregoing clauses (i) and (ii) of this definition).
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“IRS” means the United States Internal Revenue Service or any successor agency.
“Knowledge” means, with respect to Seller Parent, the actual knowledge of the Persons set forth on Section 1.1 of the Company Disclosure Letter, and with respect to Buyer Parent, [***] and [***].
“Law” means any and all domestic (federal, state or local) or foreign laws, rules, regulations and Orders promulgated by any Governmental Authority.
“Lien” means with respect to any asset (including any security), any mortgage, deed of trust, claim, condition, covenant, lien, license, pledge, charge, security interest, preferential arrangement, option or other third party right (including right of first refusal or first offer), restriction, right of way, easement, or title defect or encumbrance of any kind in respect of such asset, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.
“Marks” means all trademarks, service marks, logos, trade dress, trade names, corporate names, domain names and other source or business identifiers (in each case whether or not registered), and any registration, application, renewal and extensions of, any common law rights in, and all goodwill associated with, each of the foregoing.
“Maryland SDAT” means the State Department of Assessments and Taxation of the State of Maryland.
“Nondisclosure Agreement” means the Nondisclosure Agreement, dated as of March 12, 2025, between Seller Parent and Cortland Partners, LLC.
“Order” means a judgment, writ, order, injunction, award, stipulation or decree of any Governmental Authority.
“Organizational Documents” means, (i) with respect to Seller Parent, the Seller Parent Declaration and the Seller Parent Bylaws, (ii) with respect to Seller, the certificate of formation and the limited liability company agreement, each as amended from time to time, of Seller, (iii) with respect to the Company, the Company Certificate of Formation and the Company Limited Liability Company Agreement, each as amended from time to time, and (iv) with respect to any other entity, any similar organizational documents or agreements.
“Person” means an individual, corporation, partnership, limited partnership, limited liability company, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, real estate investment trust, association or other entity or organization (including any Governmental Authority or a political subdivision, agency or instrumentality of a Governmental Authority).

“Personal Data” means information regarding an individual or household that is defined as “personal information,” “sensitive personal information,” “personally identifiable information,” “personal data” or any similar terms under Data Protection Laws.
“Property Permit” means any certificate, variance, permit, approval, license or other authorization required from any Governmental Authority having jurisdiction over the applicable Company Property.
“Proxy Statement” means a proxy statement in preliminary and definitive form relating to the Seller Parent Shareholder Meeting, together with any amendments or supplements thereto.
“Proxy Statement Expenses” means all expenses (including all fees and expenses of counsel, accountants, investment bankers, experts, consultants and other advisors to a Party and its Affiliates) incurred by a Party or on its behalf in connection with or related to the preparation, printing, filing and mailing of the Proxy Statement and all SEC and other regulatory filing fees incurred connection with the Proxy Statement.
“Representative” means, with respect to any Person, one or more of such Person’s directors, trustees, members, managers, partners, officers, employees, advisors (including attorneys, accountants, consultants, investment bankers, and financial advisors), agents and other representatives.
“SEC” means the U.S. Securities and Exchange Commission (including the staff thereof).
“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Seller Parent Bylaws” means the Amended and Restated Bylaws of Seller Parent, as amended and in effect from time to time.
“Seller Parent Declaration” means the Articles of Amendment and Restatement of Seller Parent filed with the Maryland SDAT on May 17, 2011, as amended, supplemented and in effect from time to time.
“Seller Parent Marks” means the Marks set forth on Section 7.12(a)(i) of the Company Disclosure Letter.
“Seller Parent Names” means the names set forth on Section 7.12(a)(ii) of the Company Disclosure Letter.
“Seller Parent Shareholder Meeting” means the meeting of the holders of shares of Seller Parent Common Shares for the purpose of seeking the Seller Parent Shareholder Approval, including any postponement or adjournment thereof.
“Seller Severance Pay Plan” means the Elme Communities General Severance Pay Plan, as amended effective as of February 12, 2025.
“Tax” or “Taxes” means any federal, state, local and foreign income, gross receipts, capital gains, withholding, property, recording, stamp, transfer, sales, use, value-added, franchise, employment, payroll, excise, environmental, alternative or add-on minimum, and any other taxes, duties, assessments or similar governmental charges, together with penalties, interest or additions imposed with respect to such amounts, in each case, imposed by and payable to, any Governmental Authority.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes filed or required to be filed with a Governmental Authority, including any schedule or attachment thereto, and including any amendment thereof.
“Tenant Improvement(s)” means the construction, improvement or alteration of long-term real property (not including furniture, fixtures, equipment or inventory) for use in a tenant’s trade or business at the Company Properties.
“Title Company” means Chicago Title Insurance Company.
“TOPA” means the Tenant Opportunity to Purchase Act (Chapter 34 of Title 42 of the District of Columbia Code, Section 42-3404.02, et seq).

“TOPA Claim” means the occurrence of any of the following prior to the Closing on the DC Property: (i) any objection by any organization of tenants of the DC Property (or any assignee of their rights), or by the Mayor of the District of Columbia or the District of Columbia (or any agency or instrumentality thereof), to the assignment of the Acquired Interests contemplated under this Agreement as it relates to the DC Property as being in violation of TOPA, (ii) the delivery to DC Owner, Buyer or the Mayor of the District of Columbia of any notice of intent to file a petition for relief, pursuant to TOPA, by any organization of tenants of the DC Property, or by the Mayor of the District of Columbia or the District of Columbia (or any agency or instrumentality thereof), (iii) the filing of any petition for relief pursuant to the District of Columbia Code by any organization of tenants of the DC Property (or any assignee of their rights), or by the Mayor of the District of Columbia or the District of Columbia (or any agency or instrumentality thereof) or (iv) any other claim by any organization of tenants of the DC Property (or any assignee of their rights), or by the Mayor of the District of Columbia or the District of Columbia (or any agency or instrumentality thereof), in each instance relating to the assignment of the Acquired Interests contemplated under this Agreement as it relates to the DC Property as being in violation of TOPA.
“TOPA Claim Resolution” means, with respect to a TOPA Claim, that the following have occurred: (x) the withdrawal, settlement or expiration of such TOPA Claim or the dismissal with prejudice of the TOPA Claim by a court of competent jurisdiction and (y) the Title Company or any other national title company reasonably acceptable to Buyer is prepared to issue a title insurance policy insuring DC Owner’s fee simple interest in the DC Property without exception for the rights of the residential tenants of the DC Property to purchase the DC Property pursuant to TOPA and an affirmative endorsement over TOPA.
“TOPA Successful Claim” means a final determination by a court of competent jurisdiction, or a settlement on behalf of DC Owner acknowledging, that tenants of the DC Property have the right under TOPA to receive an offer of sale to purchase the DC Property or the DC Owner Interests.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988 or similar state or local statute or law.
(b)   The following terms have the respective meanings set forth in the sections set forth below opposite such term:
Defined Terms	Location of Definition
Acceptable Confidentiality Agreement	Section 7.3(b)
Acquired Interests	Recitals
Agreement	Preamble
Allocation	Section 2.4(d)
Alternate Financing	Section 7.11(d)
Alternative Acquisition Agreement	Section 7.3(a)
Arlington COs	Section 7.5(d)
Assignment and Assumption of Company Interests	Section 2.4(a)(i)
Buyer	Preamble
Buyer Expenses	Section 9.3(c)
Buyer Parent	Preamble
Buyer Parties	Preamble
Buyer Terminating Breach	Section 9.1(d)(i)
Buyer Termination Fee	Section 9.3(d)
Chosen Courts	Section 10.10
Closing	Section 2.3
Closing Date	Section 2.3
Closing Statement	Section 2.4(a)(iii)
Company	Preamble

Defined Terms	Location of Definition
Company Disclosure Letter	Article 4
Company Insurance Policies	Section 4.18
Company Material Contract	Section 4.16(b)
Company Permits	Section 4.6(a)
Company Third Party	Section 4.15(g)
Company Title Insurance Policy(ies)	Section 4.15(h)
Competing Acquisition Proposal	Section 7.3(h)(i)
Condominium Estoppel	Section 7.15
Debt Commitment Letter	Section 5.7(b)
Debt Financing	Section 5.7(b)
Employee	Section 4.24(a)
Employee List	Section 7.13(a)
Employee List Criteria	Section 4.24(a)
Equity Funding	Section 5.7(b)
Equity Funding Letter	Section 5.7(b)
Equity Funding Source	Section 5.7(b)
Escrow Agent	Section 2.3
Existing Loan	Section 4.10
Financing Agreements	Section 7.11(a)
Financing Commitments	Section 5.7(b)
Financing Lenders	Section 5.7(b)
Financing Notice Event	Section 7.11(d)
Financing Sources	Section 5.7(b)
Financings	Section 5.7(b)
Guarantee	Recitals
Guarantor	Recitals
Hired Employee	Section 7.13(a)
Initial Termination Period	Section 9.3(b)
Inquiry	Section 7.3(a)
Interim Period	Section 6.1(a)
Labor Agreement	Section 4.24(b)
Leave of Absence Employees	Section 7.13(a)
Material Company Leases	Section 4.15(f)
MGCL	Section 4.23
New Commitment Letter	Section 7.11(d)
Notice of Change Period	Section 7.3(e)
Notice of Change of Recommendation	Section 7.3(e)
NYSE	Section 4.5(b)
Outside Date	Section 9.1(b)(i)
Party(ies)	Preamble
Payoff Indebtedness	Section 7.17
Payoff Letters	Section 7.17
Permitted DC Property Lien	Section 7.5(c)(iii)

Defined Terms	Location of Definition
Pre-Closing Reorganization	Recitals
Purchase Price	Section 2.2
Qualifying Income	Section 9.4(a)
Reorganization Expenses	Section 7.14
Replacement Employees	Section 6.1(b)(xii)
Scheduled Employee	Section 7.13(a)
Scheduled Employee Severance	Section 7.13(b)
Section 9.3 Amount	Section 9.4(a)
Seller	Preamble
Seller Affiliate Parties	Section 9.3(b)
Seller Parent	Preamble
Seller Parent Adverse Recommendation Change	Section 7.3(d)
Seller Parent Board	Recitals
Seller Parent Board Recommendation	Section 4.4(b)
Seller Parent Common Shares	Recitals
Seller Parent SEC Documents	Section 4.7(a)
Seller Parent Shareholder Approval	Section 4.20
Seller Parties	Preamble
Seller Terminating Breach	Section 9.1(c)(i)
Seller Termination Fee	Section 9.3(b)
Specified Capital Expenditures	Section 6.1(c)
Subsequent Closing	Section 7.5(c)(ii)(B)
Subsequent Outside Date	Section 7.5(c)(ii)(B)
Superior Acquisition Proposal	Section 7.3(h)(ii)
Takeover Statutes	Section 4.23
TOPA Notice	Section 7.5(c)
Transfer Taxes	Section 7.10
willful and material breach	Section 9.2
Section 1.2   Interpretation and Rules of Construction.
In this Agreement, except to the extent otherwise provided or that the context otherwise requires:
(a)   when a reference is made in this Agreement to an Article, Section, or Exhibit, such reference is to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated;
(b)   the table of contents and headings for this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;
(c)   whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation” unless the context expressly provides otherwise;
(d)   the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement, except to the extent otherwise specified;
(e)   the phrases “transactions contemplated by this Agreement,” “transactions contemplated hereby” and words or phrases of similar import, when used in this Agreement, refer to the transactions contemplated by this Agreement;

(f)   when a reference is made in this Agreement or the Company Disclosure Letter to information or documents being “provided,” “made available” or “disclosed” by a Party to another Party or its Affiliates, such information or documents shall include any information or documents (i) posted by the Seller Parties or any of their Representatives in the Company’s electronic data room, (ii) filed or furnished by Seller Parent with, and available through the SEC’s Electronic Data Gathering and Retrieval System or (iii) otherwise made reasonably available by the Seller Parties or their Representatives to Buyer, or by Buyer or its Representatives to the Seller Parties, in each case prior to the execution and delivery of this Agreement;
(g)   the word “extent” in the phrase, “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”;
(h)   any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws;
(i)   any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes, and all attachments thereto and instruments incorporated therein;
(j)   except when used together with the word “either” or otherwise for the purpose of identifying mutually exclusive alternatives, the term “or” has the inclusive meaning represented by the phrase “and/or”;
(k)   any period of time hereunder ending on a day that is not a Business Day shall be extended to the next succeeding Business Day;
(l)   where this Agreement states that a Party “shall,” “will” or “must” perform in some manner, it means that the Party is legally obligated to do so under this Agreement;
(m)   all terms defined in this Agreement have the defined meanings when used in any certificate, instrument or other document made or delivered pursuant hereto, unless otherwise defined therein;
(n)   the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neutral genders of such term;
(o)   references to a Person are also to its successors and permitted assigns;
(p)   all uses of currency or the symbol “$” in this Agreement refer to U.S. dollars, unless otherwise indicated; and
(q)   the phrase “ordinary course of business” as used in this Agreement, whether or not followed by the words “consistent with past practice”, shall refer to business similar in nature and magnitude to actions customarily taken without any authorization by the applicable Person in the course of normal day-to-day operations of such person’s business, subject to any commercially reasonable modifications to past practice made in good faith to respond to any of the events, circumstances, changes, effects, conditions or occurrences specified in clauses (C), (D), (E) or (H) of the definition of Company Material Adverse Effect.
ARTICLE 2
PURCHASE AND SALE; CLOSING
Section 2.1   Purchase and Sale.   Subject to the terms and conditions herein contained, Seller agrees to convey, sell, transfer and assign to Buyer, and Buyer shall purchase, accept and assume from Seller, all of the Acquired Interests, in each case free and clear of all Liens other than Company Permitted Liens. It is expressly understood that this Agreement is intended to be a single unitary agreement and, except as otherwise provided in this Agreement, the Acquired Interests are all being sold together in a single transaction and Buyer shall have no right to purchase and Seller shall have no obligation to sell, fewer than all of the Acquired Interests hereunder.
Section 2.2   Purchase Price.   The total purchase price (the “Purchase Price”) payable by Buyer at the Closing in exchange for the Acquired Interests shall be $1,605,560,100.00 in the aggregate. At the Closing,

Buyer shall pay to Seller, by wire transfer of immediately available U.S. funds to an account designated by Seller, an amount equal to the Purchase Price, as adjusted by the adjustments and prorations set forth in this Agreement as reflected in the Closing Statements.
Section 2.3   Closing Date.   Unless this Agreement shall have been terminated in accordance with Article 9 hereof, the closing (“Closing”) of the transactions contemplated by this Agreement shall take place remotely by exchange of documents and signatures through escrow with Fidelity National Title Group (“Escrow Agent”), on a date and at a time to be mutually agreed upon by the Parties, but in no event later than the third (3rd) Business Day after all the conditions set forth in Article 8 (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or valid waiver of such conditions) shall have been satisfied or validly waived by the Party entitled to the benefit of such condition (subject to applicable Law), unless such date is extended by mutual agreement of the Parties (the actual date of Closing being referred to herein, the “Closing Date”). The Closing shall occur with all Closing deliveries required hereunder being made to Escrow Agent in accordance with escrow instructions consistent with the terms and conditions of this Agreement given by or on behalf of Seller and Buyer, respectively; whereby escrow arrangements mutually acceptable to Seller and Buyer shall allow Seller, Buyer and their respective attorneys to consummate the Closing without being physically present and to exchange closing documents through such escrow.
Section 2.4   Documents to be Delivered at Closing.
(a)   At the Closing, Seller shall execute and deliver, or cause to be executed and delivered, to Buyer, through customary escrow arrangements or otherwise, the following, in form and substance as set forth below:
(i)   Assignment and Assumption of Company Interests.   An assignment and assumption agreement in the form attached hereto as Exhibit B (the “Assignment and Assumption of Company Interests”), duly executed by Seller, pursuant to which Seller assigns all of its right, title and interest in the Acquired Interests to Buyer;
(ii)   Title Affidavit.   One or more title affidavits, (A) in the form attached hereto as Exhibit C-1, and specifically including a gap indemnity covering the period from the date of the most recent title commitment to the Closing Date, provided that Buyer obtains a title commitment dated no earlier than five (5) Business Days prior to Closing, (B) a non-imputation affidavit with respect to each of the Company Properties in the form attached hereto as Exhibit C-2, but only if the Title Company will accept such non-imputation affidavit from Seller Parent, and (C) subject to Section 7.5(c), a TOPA affidavit in the form attached hereto as Exhibit C-3 with respect to the DC Property; provided that, notwithstanding Seller’s obligations pursuant to this Section 2.4(a)(ii) or elsewhere in this Agreement, except to the extent expressly set forth in Section 7.5(c) in no event shall Buyer’s receipt of, or ability to obtain, title insurance or any specific endorsement for any Company Property be a condition to Buyer’s obligation to consummate the Closing;
(iii)   Closing Statement.   A closing statement in customary form, reflecting the calculation of all adjustment and prorations set forth in this Agreement with respect to each Company Property (each, a “Closing Statement”), executed and acknowledged by Seller;
(iv)   Non-Foreign Seller Affidavit.   IRS Form W-9 from Seller Parent;
(v)   Economic Interest Deed.   With regard to each Company Property located in the District of Columbia, an Economic Interest Deed executed by Seller in the form required by the District of Columbia, together with a District of Columbia recordation tax return with respect to such Economic Interest Deed;
(vi)   Condominium Deliveries.   With respect to each Company Property that is a condominium unit (A) a resignation from the board of directors (or similar governing body) of the condominium association governing such condominium from the members appointed by the applicable Company Subsidiary to such board of directors (or similar governing body), if any, and (B) to the extent received by Seller, an executed Condominium Estoppel;

(vii)   Officer and Director Resignations.   A resignation from each officer and director of the Company and each Company Subsidiary; and
(viii)   County Board Notices.   With respect to each of the Company Properties commonly known as “The Wellington” and “Trove”, a copy of the notice delivered prior to Closing by Seller Parent or the applicable Company Subsidiary to the County Board of Arlington County notifying such board of the transfer of ownership interests in the Company Subsidiary that owns such Company Properties.
(b)   At the Closing, Buyer shall execute and deliver, or cause to be executed and delivered, to Seller, through customary escrow arrangements or otherwise, the following, in form and substance as set forth below:
(i)   Assignment and Assumption of Company Interests.   The Assignment and Assumption of Company Interests, duly executed by Buyer;
(ii)   Closing Statement.   A Closing Statement with respect to each Company Property, executed and acknowledged by Buyer; and
(iii)   Economic Interest Deed.   With regard to each Company Property located in the District of Columbia, an Economic Interest Deed executed by Buyer in the form required by the District of Columbia, together with a District of Columbia recordation tax return with respect to such Economic Interest Deed.
(c)   Other.   At the Closing, the Parties agree to use reasonable efforts to deliver or cause to be delivered such other documents, instruments, disclosures, consents, authorizations or approvals as may be reasonably necessary or desirable to consummate the transactions that are the subject of this Agreement and to otherwise effect the agreements of the Parties.
(d)   Purchase Price Allocation.   Seller and Buyer agree to allocate the Purchase Price to each Company Property (the “Allocation”), within thirty (30) days following the date of this Agreement and in no event later than Closing, and upon such agreement this Agreement shall be amended to set forth such agreed to allocations; provided that in the event either Party shall have a good faith business reason for modifying the Allocation following the date of such amendment (including, without limitation, to the extent advisable in connection with any third-party financing to be obtained by Buyer), such Party shall notify the other party in writing that such party wishes to modify the Allocation, and the Parties shall cooperate with each other in good faith to endeavor to so modify such Allocation. No portion of the Purchase Price shall be deemed payable with respect to any personal property owned by the Company or any Company Subsidiary. Notwithstanding the foregoing, any party hereto may take any position (whether in audits, tax returns or otherwise) it may elect with respect to such allocations to the extent not prohibited by applicable law or in contravention of previously filed transfer tax or other governmental filings. The provisions of this Section 2.4(d) shall survive the Closing.
ARTICLE 3
CLOSING ADJUSTMENTS
Section 3.1   Prorations Generally.   Seller shall be entitled to all income produced from the operation of each Company Property that is allocable to the period prior to the Closing Date and shall be responsible for all expenses allocable to that period, and Buyer shall be entitled to all such income and responsible for all such expenses allocable to the period beginning at 12:01 a.m. Eastern Time on the Closing Date. At the Closing, all items of income and expense with respect to each Company Property shall be prorated in accordance with the foregoing principles and the rules for the specific items set forth hereinafter and the cash portion of the consideration to be received by Seller shall be adjusted up or down at Closing by the net amount of all such prorations and adjustments in respect of such Company Property under this Article 3.
Section 3.2   Real Estate Taxes and Assessments.   Real estate taxes and assessments for each Company Property shall be adjusted and prorated at the Closing on an accrual basis based on the real estate taxes and assessments payable or accrued as to each Company Property in the year in which the Closing occurs and shall be adjusted and prorated based on (a) the periods of ownership of the Acquired Interests by Seller and

Buyer during such year and (b) the most current official ad valorem tax information available from the assessor’s office where the Company Property is located or other assessing authorities. If ad valorem tax and assessment figures for the taxes or assessments payable in the year in which the Closing occurs are not available for any Company Property, such ad valorem taxes shall be prorated based on the most recent assessment. To the extent that the actual taxes and assessments for a Company Property for the year in which the Closing occurs differ from the amount apportioned at Closing, the parties shall reprorate such ad valorem taxes (and make the appropriate reconciling payment) within thirty (30) days after Buyer’s receipt and delivery to Seller, or Seller’s delivery to Buyer, of the actual bill for ad valorem taxes for the year in which the Closing occurs. Nothing shall limit the right of Seller, at its expense, to appeal real estate tax assessments for any year prior to the year in which the Closing occurs (or in the event of any appeals for any year prior to the year in which the Closing occurs that have been commenced prior to the date hereof, each of which are set forth on Section 3.2 of the Company Disclosure Letter, to continue to prosecute such appeals), all of which may be brought, continued or terminated in the sole discretion of Seller and Seller shall be entitled to retain any tax refunds resulting therefrom and, upon request of Seller following the Closing, Buyer agrees to cause the Company or applicable Company Subsidiary to assign its right to any such refunds to Seller. Buyer shall have the right to initiate or assume control of any appeal of real estate tax assessments for the year in which the Closing occurs, provided that (i) Buyer shall not withdraw or settle any such tax appeal for the year in which Closing occurs without Seller’s consent, which consent shall not be unreasonably withheld, and (ii) any net refund of taxes for the year in which the Closing occurs shall be divided between Seller and Buyer in accordance with the apportionment of taxes pursuant to this Section 3.2, after deducting therefrom all reasonable expenses, including reasonable attorney’s fees incurred in obtaining such refund.
Section 3.3   Utilities.   Gas, water, electricity, heat, fuel, sewer and other utilities charges, and the governmental licenses, permits and inspection fees relating to each Company Property shall be prorated as of the Closing Date on a per diem basis based on actual reading and invoices if available and if not available based on the prior period invoice. Seller shall receive a credit at the Closing for any security deposits held by any utility companies and so transferred to Buyer. Buyer shall be responsible for all utility charges incurred as of the Closing Date forward.
Section 3.4   Rents.
(a)   Rents (including percentage rents and expense reimbursements) under Company Leases shall be prorated as and when collected (the term “rents” as used in this Agreement includes all payments due and payable by tenants under the Company Leases). Seller and Buyer agree that all rent received after the date of Closing (other than percentage rents, which shall be governed by Section 3.6(c)) shall be applied first to current rentals and then to delinquent rentals, if any, in inverse order of maturity. Buyer shall cause each Company Subsidiary to make a good faith effort after Closing to collect all rents in the usual course of such Company Subsidiary’s operation of its respective Company Property, but there shall not be any obligation to institute any lawsuit or other collection procedures to collect delinquent rents. Unapplied refundable security deposits paid by tenants under Company Leases and all prepaid rent which is unapplied as of the Closing shall not be transferred at Closing; provided that Buyer shall receive a credit in the aggregate amount of all such unapplied refundable security deposits paid by tenants under Company Leases and all such prepaid rent which is unapplied as of the Closing. With respect to any delinquent rents existing as of Closing, Buyer shall timely prepare and file with any surety or similar company providing security for the payment of same such documents as may be required to make a claim and obtain payment of such security, and to the extent Buyer, the Company, or a Company Subsidiary receives such payment with respect to delinquent rents applicable to the period prior to the Closing, same shall be promptly delivered to Seller.
(b)   For each Hired Employee party to an existing lease agreement with an Excluded Property as of the Closing Date, Seller shall receive a credit at Closing equal to (i) thirty percent (30%) of the monthly lease rate paid by such Hired Employee (inclusive of all discounts and reductions provided by Seller Parent as of immediately prior to the Closing Date) multiplied by (ii) the number of months remaining under such Hired Employee’s lease agreement as of the Closing Date, which amount shall be prorated based upon the number of remaining days in the applicable rent period on the Closing Date.
Section 3.5   Estimates.   Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty (including for percentage rents and expense reimbursements for periods prior to Closing) as of the Closing shall be prorated on the basis of the parties’ reasonable estimates of such amount, and shall be the subject of a final proration one hundred and eighty (180) days after the Closing, or as soon thereafter as the precise amounts can be ascertained. Buyer shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained.
Section 3.6   Closing Statements; Year-End Reconciliations; Percentage Rent Reconciliations.
(a)   Seller shall use its reasonable efforts to deliver proposed Closing Statements to Buyer on or before the date that is five (5) Business Days before the Closing Date, together with such back-up information as Buyer shall reasonably request.
(b)   To the extent any tenants have not paid Seller for 2024 reconciliations, Seller shall receive a credit at the Closing in the aggregate amount owed to Seller therefor and Buyer shall thereafter be entitled to receive such payments. To the extent that Seller owes tenants an aggregate refund as a result of 2024 reconciliations, Buyer shall receive a credit at the Closing therefor and Buyer shall be obligated to pay such tenant. To the extent the Closing occurs before year-end reconciliations with tenants have been prepared for the year in which Closing occurs, the Closing Statement shall include Seller’s best estimate of such reconciliation and such amount (following Buyer’s approval, not to be unreasonably withheld) shall be prorated and adjusted hereunder on an accrual basis based upon the number of days in the applicable rent period each of the parties owned the applicable Company Properties. Seller shall provide Buyer with all available information to conduct year-end reconciliations for the year in which the Closing occurs. In addition, from and after the date hereof until the Closing, Seller shall provide Buyer with information reasonably requested with respect to amounts payable by tenants and which is currently produced by Seller Parent.
(c)   Percentage rents payable under non-residential leases at any Company Properties that are not known as of the Closing shall not be apportioned at Closing. With respect to each such lease, following the determination of the actual amount of percentage rents owed for the annual period in which the Closing occurs and the delivery of reconciliation statements for all non-residential tenants obligated to pay percentage rents, Buyer shall provide to Seller a copy of all such reconciliation statements. Upon actual collection of such percentage rents by Buyer, Buyer shall, within thirty (30) days thereafter, pay to Seller the portion of such percentage rents allocable to the period prior to the Closing Date. Subject to Section 3.5, Seller may retain any percentage rents collected by Seller, the Company, or a Company Subsidiary that are applicable to periods prior to the Closing.
Section 3.7   Survival.   The provisions of this Article 3 shall survive the Closing until the earlier of (a) the date that is nine (9) months after the end of calendar year in which the Closing occurs and (b) the date that is thirty (30) days after the date on which all final amounts of income and expense (that were estimated or not yet known at Closing) are known.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY
Except (a) as set forth in the disclosure letter prepared by the Seller Parties, with numbering corresponding to the numbering of this Article 4, delivered by the Company to Buyer prior to the execution and delivery of this Agreement, including the documents attached to or incorporated by reference in such disclosure letter (the “Company Disclosure Letter”) (it being acknowledged and agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosed with respect to any other section or subsection of this Agreement to the extent the applicability of such disclosure to such other section or subsection is reasonably apparent from the face of such disclosure (it being understood that to be so reasonably apparent it is not required that the other sections or subsections be cross-referenced); provided that the Company Disclosure Letter shall not be construed as constituting representations, warranties, covenants or agreements of the Company or any Company Subsidiary, nothing in the Company Disclosure Letter is intended to broaden the scope of any representation, warranty, covenant or agreement of the Company or the Seller Parties made herein, and no reference to or disclosure of any item or other matter in the Company Disclosure Letter shall be construed as an admission or indication that (i) such item or other matter is material for purposes of this Agreement or otherwise, (ii) such item or other matter is required to be referred to in the Company Disclosure Letter or (iii) any breach or violation of applicable Laws or any contract, agreement, arrangement or understanding to which the Seller Parties, the Company or any of the Company Subsidiaries is a party exists or has actually occurred), or (b) as disclosed in Seller

Parent SEC Documents publicly available, filed with, or furnished to, as applicable, the SEC on or after January 1, 2022 and at least two (2) Business Days prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks or other matters included in any “forward-looking statements” disclaimer or other statements that are cautionary, predictive or forward-looking in nature, which in no event shall be deemed to be an exception to or disclosure for purposes of, any representation or warranty set forth in this Article 4), each of the Seller Parties, jointly and severally, hereby represents and warrants to Buyer that:
Section 4.1   Organization and Qualification; Subsidiaries.
(a)   The Company is a limited liability company, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. The Company is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary (with respect to jurisdictions that recognize such concept), except for such failures to be so qualified, licensed or in good standing that individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company (i) was formed solely for the purpose of acquiring and holding the ownership interests in the Company Subsidiaries, (ii) has not engaged in any business activities or conducted any operations other than in connection with such purpose or transactions, (iii) in the case of the Company and each Company Subsidiary, does not, and has not at any time had, any employees or employee benefit plans, (iv) does not control any other Person or own any other asset other than the Company Subsidiaries and (v) does not have any liability other than annual franchise Tax (which amounts are as of the date hereof and will be as of the Closing fully paid) and those obligations expressly set forth in this Agreement.
(b)   Section 4.1(b) of the Company Disclosure Letter sets forth a true and complete list of the Company Subsidiaries, together with (i) the jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary, (ii) the type of and percentage of interest held, directly or indirectly, by Seller Parent in each Company Subsidiary, (iii) the names of and the type of and percentage of interest held, as of the date of this Agreement, by any Person other than Seller Parent or a subsidiary of Seller Parent in each Company Subsidiary, and (iv) the classification for U.S. federal income Tax purposes of each Company Subsidiary.
(c)   Neither the Company nor any Company Subsidiary, directly or indirectly, owns any interest or investment (whether equity or debt) in any Person (other than in the Company Subsidiaries and investments in short-term investment securities).
(d)   Seller is a limited liability company, validly existing and in good standing under the laws of the State of Delaware. Seller has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Seller is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary (with respect to jurisdictions that recognize such concept), except for such failures to be so qualified, licensed or in good standing that individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(e)   Seller Parent is a real estate investment trust, validly existing and in good standing under the laws of the State of Maryland. Seller Parent has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Seller Parent is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary (with respect to jurisdictions that recognize such concept), except for such failures to be so qualified, licensed or in good standing that individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
Section 4.2   Organizational Documents.   Seller Parent has made available to Buyer complete and correct copies of the Organizational Documents of the Company and each Company Subsidiary, in each case as in effect as of the date of this Agreement and together with all amendments thereto. As of immediately prior to the Closing, all of the interests in any Company Subsidiary listed on Section 4.1(b) of the Company Disclosure Letter as held by any Person other than the Company or a Company Subsidiary shall be held directly or indirectly by the Company or one of Company Subsidiaries.
Section 4.3   Capital Structure.
(a)   All of the issued and outstanding equity interests of the Company are owned by Seller. All issued and outstanding equity interests of the Company are duly authorized and validly issued and no equity interests of the Company are subject to any voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or other rights of any nature whatsoever, including any that restrict or otherwise relate to the voting, distribution rights or disposition of the equity interests of the Company.
(b)   All of the issued and outstanding equity interests of each of the Company Subsidiaries that is a limited partnership or limited liability company are duly authorized and validly issued. As of the date of this Agreement, Seller Parent owns, directly or indirectly, all of the issued and outstanding capital stock and other ownership interests of each of the Company Subsidiaries. As of immediately prior to the Closing, the Company shall own, directly or indirectly, all of the issued and outstanding capital stock and other ownership interests of each of the Company Subsidiaries, free and clear of all encumbrances other than Company Permitted Liens. None of the equity interests of any Company Subsidiary are subject to any voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, rights of assignment, purchase rights or other rights of any nature whatsoever, including any that restrict or otherwise relate to the voting, distribution rights or disposition of the equity interests of such Company Subsidiary.
(c)   Seller owns beneficially and of record all of the issued and outstanding equity interests of the Company, free and clear of all Liens, other than Company Permitted Liens. Upon delivery to Buyer at the Closing of the Assignment and Assumption of Company Interests, Buyer will acquire legal title to all of the issued and outstanding equity interests of the Company, free and clear of all Liens, other than Company Permitted Liens.
Section 4.4   Authority.
(a)   The Company has the requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Seller Parent Shareholder Approval, to consummate the transactions contemplated by this Agreement to which the Company is a party. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement, subject to the receipt of Seller Parent Shareholder Approval. This Agreement has been duly executed and delivered by the Company, and assuming due authorization, execution and delivery by each of Buyer and Buyer Parent, constitutes a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(b)   The Seller Parent Board at a duly held meeting has (i) declared that this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of Seller Parent and the holders of the Seller Parent Common Shares, (ii) approved and adopted this Agreement, on substantially the terms and subject to the conditions set forth herein, (iii) authorized the execution, delivery and performance of this Agreement, (iv) directed that the transactions contemplated by this Agreement be submitted for consideration at a meeting of the holders of the Seller Parent Common Shares and (v) resolved to recommend that the holders of the Seller Parent Common Shares vote in favor of approval of the transactions contemplated by this Agreement (such recommendation, the “Seller Parent Board Recommendation”), which resolutions remain in full force and effect and have not been subsequently rescinded, modified or withdrawn in a manner adverse to Buyer or Buyer Parent, except as may be permitted after the date of this Agreement by Section 7.3.

(c)   Seller has the requisite limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Seller Parent Shareholder Approval, to consummate the transactions contemplated by this Agreement to which Seller is a party. The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement, subject to the receipt of Seller Parent Shareholder Approval. This Agreement has been duly executed and delivered by Seller, and assuming due authorization, execution and delivery by each of Buyer and Buyer Parent, constitutes a legally valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(d)   Seller Parent has the requisite trust power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Seller Parent Shareholder Approval, to consummate the transactions contemplated by this Agreement to which Seller Parent is a party. The execution and delivery of this Agreement by Seller Parent and the consummation by Seller Parent of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Seller Parent are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement, subject to the receipt of Seller Parent Shareholder Approval. This Agreement has been duly executed and delivered by Seller Parent, and assuming due authorization, execution and delivery by each of Buyer and Buyer Parent, constitutes a legally valid and binding obligation of Seller Parent enforceable against Seller Parent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
Section 4.5   No Conflict; Required Filings and Consents.
(a)   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement and its obligations hereunder will not, (i) conflict with or violate any provision of (A) assuming receipt of the Seller Parent Shareholder Approval, the Organizational Documents of the Company or (B) any equivalent Organizational Document of any other Company Subsidiary, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained, all filings and notifications described in Section 4.5(b) and in Section 7.5(c) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound or (iii) require any consent or approval under, result in any breach of any obligation or any loss of any benefit or material increase in any cost or obligation of the Company or any Company Subsidiary under, or constitute a default (or an event which with notice or lapse of time or both, would become a default) under, or give to any other Person any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of the Company or any Company Subsidiary pursuant to any Company Material Contract to which the Company or any Company Subsidiary is a party, except, as to clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(b)   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of (A) the Proxy Statement and (B) such reports under, and other compliance with, the Exchange Act and the Securities Act as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) any filings required by any state securities or “blue sky” Laws, (iii) any filings required under the rules and regulations of the New York Stock Exchange (“NYSE”), (iv) such filings as may be required in connection with state and local Transfer Taxes, (v) such filings as may be required by applicable antitrust, merger control, competition, national security or trade regulation Laws, (vi) such filings and notifications described in Section 7.5(c) and (vii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(c)   The execution and delivery of this Agreement by Seller does not, and the performance of this Agreement and its obligations hereunder will not, (i) conflict with or violate any provision of (A) assuming receipt of the Seller Parent Shareholder Approval, the Organizational Documents of Seller or (B) any equivalent Organizational Document of any other Company Subsidiary, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained, all filings and notifications described in Section 4.5(b) and in Section 7.5(c) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Seller or by which any property or asset of Seller is bound or (iii) require any consent or approval under, result in any breach of any obligation or any loss of any benefit or material increase in any cost or obligation of Seller under, or constitute a default (or an event which with notice or lapse of time or both, would become a default) under, or give to any other Person any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of Seller pursuant to any material contract to which Seller is a party, except, as to clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
(d)   The execution and delivery of this Agreement by Seller Parent does not, and the performance of this Agreement and its obligations hereunder will not, (i) assuming receipt of the Seller Parent Shareholder Approval, conflict with or violate any provision of the Organizational Documents of Seller Parent, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained, all filings and notifications described in Section 4.5(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Seller Parent or by which any property or asset of Seller Parent is bound or (iii) require any consent or approval under, result in any breach of any obligation or any loss of any benefit or material increase in any cost or obligation of Seller Parent under, or constitute a default (or an event which with notice or lapse of time or both, would become a default) under, or give to any other Person any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of Seller Parent pursuant to any material contract to which Seller Parent is a party, except, as to clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
Section 4.6   Permits; Compliance with Law.
(a)   Except for the Environmental Permits and the Property Permits, which are addressed solely in Section 4.14 and Section 4.15, respectively, the Company and each Company Subsidiary hold all franchises, grants, authorizations, licenses, permits, consents, certificates, approvals and orders of all Governmental Authorities necessary for the lawful conduct of their respective businesses (such permits, excluding Environmental Permits and Property Permits, the “Company Permits”), and all such Company Permits are valid and in full force and effect, except where the failure to be in possession of, or the failure to be valid or in full force and effect of, any of such Company Permits, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. The Company and each of the Company Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to so comply does not have and would not reasonably be likely to have, individually or in the aggregate, a Company Material Adverse Effect. In the past three (3) years, none of the Seller Parties, the Company or any Company Subsidiary has received any written notice indicating that the Company or any Company Subsidiary is currently not in compliance in any material respect with the terms of any Company Permit.
(b)   Neither the Company nor any Company Subsidiary is or in the past three (3) years (or, if a Company Property was acquired within the past three (3) years, since the date of such acquisition) has been in conflict with or in default or violation of (i) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound (except for Laws addressed in Section 4.12, Section 4.14 or Section 4.15 which are solely addressed in those Sections) or (ii) any Company Permits, except, in the case of clauses (i) and (ii), for any such conflicts, defaults or violations that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Notwithstanding the foregoing, neither the Company nor any Company Subsidiaries make any representation or warranty (pursuant to this Section 4.6 or elsewhere in the Agreement) regarding the effect of the applicable antitrust, merger control, competition, national security or trade regulation Laws on their respective ability to execute, deliver or perform their respective obligations under the Agreement or to consummate the transactions contemplated by this Agreement as a result of the enactment, promulgation, application, or threatened or actual judicial or administrative investigation or litigation under, or enforcement of, any antitrust, merger control, competition, national security or trade regulation Law with respect to the consummation of the transactions contemplated by this Agreement.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries, nor, to the Knowledge of Seller Parent, any director, trustee, officer or employee of the Company or any of the Company Subsidiaries, has (i) knowingly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) unlawfully offered or provided, directly or indirectly, anything of value to (or received anything of value from) any foreign or domestic government employee or official or any other Person or (iii) taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as amended, or any directives or requirements of the Office of Foreign Assets Control of the United States Department of Treasury.
Section 4.7   SEC Documents; Financial Statements.
(a)   Seller Parent has timely filed with, or furnished (on a publicly available basis), to the SEC all forms, documents, statements, schedules and reports required to be filed or furnished by Seller Parent with the SEC since January 1, 2022 (the forms, documents, statements and reports filed or furnished with the SEC since January 1, 2022 including any amendments thereto, the “Seller Parent SEC Documents”). As of their respective dates, the Seller Parent SEC Documents (other than preliminary materials) complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the Seller Parent SEC Documents, at the time of filing or being furnished, did not contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by later Seller Parent SEC Documents filed or furnished and publicly available prior to the date of this Agreement. As of the date of this Agreement, no neither the Company nor any Company Subsidiary is separately required to file any form or report with the SEC pursuant to the Exchange Act.
(b)   The audited consolidated financial statements and unaudited consolidated interim financial statements of Seller Parent and its consolidated subsidiaries included, or incorporated by reference, in the Seller Parent SEC Documents, including the related notes and schedules, complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (as in effect in the United States on the date of such financial statements) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X under the Exchange Act) and fairly presented, in all material respects, in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments), the consolidated financial position of Seller Parent and the Company Subsidiaries, taken as a whole, as of their respective dates and the consolidated statements of income and the consolidated cash flows of Seller Parent and the Company Subsidiaries for the periods presented therein, in each case, except as otherwise noted therein or to the extent such financial statements have been modified or superseded by later Seller Parent SEC Documents filed and publicly available prior to the date of this Agreement.
(c)   Neither the Company nor any Company Subsidiary is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar contract or arrangement, including any contract relating to any transaction or relationship between or among the Company or any

Company Subsidiary, on the one hand, and any unconsolidated Affiliate of the Company or any Company Subsidiary, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC), where the result, purpose or effect of such contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any Company Subsidiary in the Company’s or any Company Subsidiary’s audited financial statements or other Seller Parent SEC Documents.
Section 4.8   Absence of Certain Changes or Events.   From the date of Seller Parent’s most recent balance sheet included in the Seller Parent SEC Documents through the date of this Agreement (a) Seller Parent, the Company and each Company Subsidiary has conducted its business in all material respects in the ordinary course of business and (b) there has not been any Company Material Adverse Effect.
Section 4.9   No Undisclosed Liabilities.   There are no material liabilities of the Company or any of the Company Subsidiaries of any nature that would be required under GAAP, as in effect on the date of this Agreement, to be set forth on the financial statements of Seller Parent or the notes thereto, other than: (a) liabilities disclosed, reflected or reserved against on the most recent consolidated balance sheet (or in the notes thereto) included in the Seller Parent SEC Documents, (b) liabilities incurred in connection with the transactions contemplated by this Agreement, (c) liabilities incurred in the ordinary course of business since the date of such most recent consolidated balance sheet, (d) liabilities to perform under contracts entered into by or on behalf of the Company or any Company Subsidiary or (e) that otherwise would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 4.10   No Default.   Neither the Company nor any of the Company Subsidiaries is in default or violation of any term, condition or provision of (a) (i) the Organizational Documents of the Company (ii) except as, individually or in the aggregate, would not be reasonably expected to have a Company Material Adverse Effect, the comparable Organizational Documents of any of the other Company Subsidiaries, or (b) any loan or credit agreement, note, or any bond, mortgage or indenture, to which the Company or any of the Company Subsidiaries is a party or by which the Company or any of the Company Subsidiaries or any of their respective properties or assets is bound (each, an “Existing Loan”), except in the case of clause (b) for defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
Section 4.11   Litigation.   Except as individually or in the aggregate would not be reasonably expected to have a Company Material Adverse Effect or as set forth on Section 4.11 of the Company Disclosure Letter, as of the date of this Agreement, (a) there is no Action pending or, to the Knowledge of Seller Parent, threatened in writing against the Company or any Company Subsidiary and (b) neither the Company nor any Company Subsidiary, nor any of their respective Company Properties, is subject to any outstanding Order of any Governmental Authority.
Section 4.12   Taxes.
(a)   Each of the Company and each Company Subsidiary has timely filed with the appropriate Governmental Authority all income and other material Tax Returns required to be filed, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were complete and correct in all material respects. Each of the Company and each Company Subsidiary has duly and timely paid in full all income and other material Taxes due and required to be paid by them, whether or not shown on any Tax Return (other than any Taxes that are being contested in good faith by appropriate proceedings).
(b)   (i) There are no audits, investigations or other proceedings by any Governmental Authority ongoing or, to the Knowledge of Seller Parent, threatened with regard to any income or other material Taxes or Tax Returns of the Company or any Company Subsidiary; (ii) no deficiency for income or other material Taxes of the Company or any Company Subsidiary has been claimed, proposed or assessed in writing or, to the Knowledge of Seller Parent, threatened, by any Governmental Authority, which deficiency has not yet been fully settled except for such deficiencies which are being contested in good faith by appropriate proceedings; (iii) neither the Company nor any Company Subsidiary has waived any statute of limitations with respect to the assessment of any income or other material Taxes or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency for any open tax year;

(iv) neither the Company nor any of the Company Subsidiaries currently is the beneficiary of any extension of time within which to file any material Tax Return; and (v) neither the Company nor any of the Company Subsidiaries has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).
(c)   No Company Subsidiary is a corporation for U.S. federal income Tax purposes. Each Company Subsidiary that is a partnership, joint venture or limited liability company has been since its formation properly treated for U.S. federal income Tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation whose separate existence is respected for U.S. federal income Tax purposes.
(d)   The Company and the Company Subsidiaries have complied, in all material respects, with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446 and 3402 of the Code or similar provisions under any state and foreign Laws) and have duly and timely withheld and, in each case, have paid over to the appropriate taxing authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws.
(e)   There are no Tax Liens upon any property or assets of the Company, or any Company Subsidiary, except (i) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP or (ii) the Company Permitted Liens.
(f)   There are no Tax allocation or sharing agreements or similar arrangements with respect to or involving the Company or any Company Subsidiary (other than customary arrangements under commercial contracts, leases or borrowings entered into in the ordinary course of business the primary purpose of which is not Taxes).
(g)   Neither the Company nor any Company Subsidiary has requested, has received or is subject to any written ruling of a Governmental Authority or has entered into any written agreement with a Governmental Authority with respect to any Taxes.
(h)   Neither the Company nor any Company Subsidiary (i) has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) or (ii) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.
(i)   Neither the Company nor any Company Subsidiary has participated in any “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b).
(j)   None of the Company or any Company Subsidiary has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of shares qualifying for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.
(k)   Neither the Company nor any Company Subsidiary has granted any written power of attorney (other than to the Company or a Company Subsidiary) currently is in force with respect to any matter relating to Taxes.
(l)   Neither the Company nor any Company Subsidiary has participated in any transaction intended to qualify as an exchange subject to Section 1031(a)(1) of the Code, which transaction has not been completed.
(m)   The aggregate liabilities of the Company and the Company Subsidiaries, taken as a whole, does not exceed the aggregate basis of the assets of the Company.
(n)   Neither the Company nor any Company Subsidiary has ever had a permanent establishment (within the meaning of an applicable income Tax treaty) or has otherwise engaged in a trade or business in any country other than the United States. No claim has been made by any Governmental Authority in any jurisdiction in which the Company or any Company Subsidiary does not file Tax Returns that the Company or a Company Subsidiary is or may be subject to taxation in such jurisdiction.
(o)   Neither the Company nor any Company Subsidiary is required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending on or after the Closing Date as a result of any (i) change in method of accounting or use of an improper method of accounting for any taxable period (or portion thereof) before the Closing Date, (ii) installment sale or open transaction made or entered into on or prior to the Closing Date or (iii) prepaid amount received or deferred revenue accrued on or prior to the Closing Date.
Section 4.13   Information Supplied.   The Proxy Statement will not, at the time the Proxy Statement is first mailed to Seller Parent’s shareholders, at the time of the Seller Parent Shareholder Meeting or at the time of any amendment or supplement thereof, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the Company or the Company Subsidiaries or other information supplied by Seller Parent for inclusion or incorporation by reference therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation or warranty is made by the Seller Parties or the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of any of the Buyer Parties, their Affiliates or any of their respective Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement.
Section 4.14   Environmental Matters.   Except (i) as set forth in Section 4.14 of the Company Disclosure Letter or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:
(a)   The Company and each Company Subsidiary are, and for the last three (3) years have been, in compliance with all Environmental Laws.
(b)   The Company and each Company Subsidiary have all Environmental Permits necessary to conduct their current operations and are in compliance with such Environmental Permits.
(c)   During the last three (3) years, neither the Company nor any Company Subsidiary has received any written notice, demand, letter or claim alleging that the Company or any such Company Subsidiary is in violation of, or liable under, any Environmental Law, and there is no Action pending, or, to the Knowledge of Seller Parent, threatened in writing against the Company and any Company Subsidiary under any Environmental Law.
(d)   During the last three (3) years, neither the Company nor any Company Subsidiary has entered into or agreed to any Order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Substances.
(e)   During the last three (3) years, neither the Company nor any Company Subsidiary has received any written notice that it has released a Hazardous Substance that it is required to investigate or remediate under any Environmental Law.
Section 4.15   Properties.   (a) Section 4.15(a) of the Company Disclosure Letter sets forth a list of the address of each Company Property. None of the Company or any Company Subsidiary leases real property as lessee or sublessee, as of the date of this Agreement.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, either the Company or a Company Subsidiary owns good and valid fee simple title to each of the Company Properties, in each case, free and clear of Liens, except for Company Permitted Liens.
(c)   The Company and each Company Subsidiary has in effect all Property Permits or agreements, easements or other rights that are necessary to permit the current use and operation of the buildings and improvements on any of the Company Properties, except for such failures to have in effect that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of the Company Subsidiaries has received (i) written notice that any Property Permit or any agreement, easement or other right that is necessary to permit the current use and operation of the buildings and improvements on any of the Company Properties or that is necessary to permit the lawful use and operation of all utilities, parking areas, retention ponds, driveways, roads and other means of egress and ingress to and from any of the Company Properties is not in full force and effect as of the date of this Agreement (or of any pending written threat of modification or cancellation of any of same), except for such failures to be in full force and effect that, individually, or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, or (ii) written notice of any uncured violation of any Laws affecting any of the Company Properties issued by any Governmental Authority which have not been cured, contested in good faith or which violations, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.
(d)   Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, no condemnation, eminent domain or similar proceeding is pending with respect to any owned Company Property, and neither the Company nor any Company Subsidiary has received any written notice to the effect that (i) any condemnation or rezoning proceedings are threatened with respect to any of the Company Properties or (ii) any zoning regulation or ordinance (including with respect to parking), Board of Fire Underwriters rules, building, fire, health or other Law has been violated (and remains in violation) for any Company Property, except with respect to each of clauses (i) and (ii) as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect.
(e)   Except for discrepancies, errors or omissions that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the information set forth in the rent rolls for each of the Company Properties, as of May 31, 2025, which rent rolls have previously been made available by or on behalf of the Company or any Company Subsidiary to Buyer (including an indication of whether any Company Property is subject to net leases), are true and correct.
(f)   There are no Company Leases for commercial space equal to or exceeding 20,000 rentable square feet (a “Material Company Lease”) at any of the Company Properties, or to which the Company or any Company Subsidiary is a party.
(g)   Except for the Company Permitted Liens, as set forth in the Company Leases and the Company Title Insurance Policies (and all documents referenced therein) provided or otherwise made available to Buyer prior to the date of this Agreement, as set forth in the Organizational Documents of the Company Subsidiaries and other entities in which the Company or the Company Subsidiaries own an interest, or as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, (i) there are no unexpired option to purchase agreements, rights of first refusal or first offer or any other rights to purchase or otherwise acquire any Company Property or any portion thereof that would materially adversely affect the Company’s or any Company Subsidiary’s, ownership or other interest, or right to use, a Company Property, and (ii) there are no other outstanding rights or agreements to enter into any contract for sale, ground lease or letter of intent to sell or ground lease any Company Property or any portion thereof that is owned by any Company Subsidiary, which, in each case, is in favor of any party other than the Company or a Company Subsidiary (a “Company Third Party”).
(h)   Set forth in Section 4.15(h) of the Company Disclosure Letter lists each Company Property for which policies of title insurance have been issued insuring, as of the effective date of each such insurance policy, fee simple title interest held by the Company or the applicable Company Subsidiary with respect to such Company Property (each, together with any title commitment or report made available to Buyer with respect to a Company Property, a “Company Title Insurance Policy” and, collectively, the “Company Title Insurance Policies”). A copy of each Company Title Insurance Policy in the Company’s possession has been made available to Buyer. No written claim has been made against any Company Title Insurance Policy, which, individually or in the aggregate, would be material to any Company Property.
(i)   To the Knowledge of Seller Parent, Section 4.15(i) of the Company Disclosure Letter lists each Company Property that is (i) under development as of the date of this Agreement (other than normal repair and maintenance), and describes the status of such development as of the date of this Agreement or (ii) subject to a binding agreement for development or commencement of construction by the Company or a Company Subsidiary, in each case other than those pertaining to customary capital repairs, replacements and other similar correction of deferred maintenance items in the ordinary course of business.
(j)   Section 4.15(j) of the Company Disclosure Letter lists the parties (other than the Company or a Company Subsidiary) currently providing third-party property management services to the Company or a Company Subsidiary and identifies the Company Properties currently managed by each such party.
(k)   The Company and the Company Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, or other right to use, all personal property owned, used or held for use by them as of the date of this Agreement (other than property owned by tenants and used or held in connection with the applicable tenancy), except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. None of the Company’s or any of the Company’s Subsidiaries’ ownership of or leasehold interest in any such personal property is subject to any Liens, except for the Company Permitted Liens and Liens that would not reasonably be expected to have a Company Material Adverse Effect.
(l)   Section 4.15(l) of the Company Disclosure Letter discloses certain restrictions on the Company Property commonly referred to as “Elme Dulles” and located at 13690 Legacy Circle, Herndon, VA 20171.
Section 4.16   Material Contracts.
(a)   Except (x) for contracts filed as exhibits to the Seller Parent SEC Documents, (y) as set forth in Section 4.16(a) of the Company Disclosure Letter and (z) the Company Leases, neither the Company nor any Company Subsidiary is a party to or bound by any contract that, as of the date of this Agreement:
(i)   obligates the Company or any Company Subsidiary to make non-contingent aggregate annual expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of $1,000,000, except for (A) any Company Lease pursuant to which any third party is a lessee or sublessee on any Company Property or (B) any agreement entered into in connection with any capital expenditure project set forth in the budget previously provided to Buyer by the Company;
(ii)   contains any non-compete or exclusivity provisions with respect to any line of business or geographic area that restricts the business of the Company or any Company Subsidiary, or that otherwise restricts the lines of business conducted by the Company or any Company Subsidiary or the geographic area in which the Company or any Company Subsidiary may conduct business, except for (x) radius restrictions that may be contained in the Company Leases entered into in the ordinary course of business or (y) exclusivity restrictions solely related to the services provided at one or more applicable Company Properties pursuant to an applicable contract; provided that any contract that is terminable upon not more than thirty (30) days’ notice shall not constitute a Company Material Contract pursuant to this Section 4.16(a)(ii);
(iii)   is an agreement (other than an Organizational Document of the Company or a Company Subsidiary) that obligates the Company or any Company Subsidiary to indemnify any past or present trustees, directors, officers, trustees, employees and agents of the Company or any Company Subsidiary pursuant to which the Company or a Company Subsidiary is the indemnitor;
(iv)   constitutes an Indebtedness obligation of the Company or any Company Subsidiary with a principal amount as of the date of this Agreement greater than $5,000,000;
(v)   (A) requires the Company or any Company Subsidiary to dispose of or acquire assets or properties (other than in connection with the expiration of a Company Lease pursuant to which any third party is a lessee or sublessee on any Company Property), (B) gives any Person the right to buy any Company Property, (C) involves any pending or contemplated merger, consolidation or similar business combination transaction or (D) grants any buy/sell right, put option, call option, redemption right, option to purchase, marketing right, forced sale, tag or drag right, right of first offer, right of first refusal or right that is similar to any of the foregoing, pursuant to the terms of which the Company or any Company Subsidiary could be required to purchase or sell the equity interests or assets of any Person or any real property or any other material assets, rights or the Company Properties;(vi) constitutes an interest rate cap, interest rate collar, interest rate swap or other contract or agreement relating to a hedging transaction;
(vii)   constitutes a joint venture or partnership agreement between the Company or any Company Subsidiary, on the one hand, and any third party, on the other hand;(viii) constitutes a loan to any Person (other than a wholly owned Company Subsidiary) by the Company or any Company Subsidiary (other than advances or rent relief made in connection with or pursuant to the Company Leases or pursuant to any disbursement agreement, development agreement or development addendum entered into in connection with a Company Lease with respect to the development, construction or equipping of the Company Properties or the funding of improvements to the Company Properties) in an amount in excess of $1,000,000;
(ix)   except as disclosed in Section 4.16(a)(i) through Section 4.16(a)(viii), contracts that obligate the Company or any Company Subsidiary to make non-contingent aggregate annual expenditures (other than principal and/or interest payments or the deposit of other reserves with respect to debt obligations) in excess of $1,000,000 that (A) are terminable upon not more than ninety (90) days’ notice without a penalty or premium, (B) will be fully performed and satisfied as of or prior to Closing, or (C) are by and among only the Company and any Company Subsidiary or among Company Subsidiaries, as of the date of this Agreement.
(b)   Each contract in any of the categories set forth in Section 4.16(a)(i) through Section 4.16(a)(viii) to which the Company or any Company Subsidiary is a party or by which it is bound as of the date of this Agreement is referred to herein as a “Company Material Contract”. For the avoidance of doubt, the term “Company Material Contract” does not include any Company Leases.
(c)   (i) Neither the Company nor any Company Subsidiary is in (or has received any written claim of) breach of or default under the terms of any Company Material Contract, and, to the Knowledge of Seller Parent, no event has occurred that with notice or lapse of time or both would constitute a breach or default thereunder by the Company or any Company Subsidiary, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (ii) to the Knowledge of Seller Parent, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and (iii) as of the date of this Agreement, each Company Material Contract is a valid and binding agreement of the Company or a Company Subsidiary, as applicable, and, to the Knowledge of Seller Parent, the other parties thereto and is in full force and effect, subject to bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law), in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
Section 4.17   Data Protection.   Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company or any of the Company Subsidiaries is in compliance, and has since January 1, 2022 complied, with all applicable Data Protection Laws. To the Knowledge of Seller Parent, since January 1, 2022, there have not been any non-permitted disclosures, security incidents or material breaches involving the Company, the Company Subsidiaries or any of its or their respective agents, employees or contractors relating to any Personal Data in its possession or control that would reasonably be expected to be material to the Company or any of the Company Subsidiaries taken as a whole. To the Knowledge of Seller Parent, since January 1, 2022, there has been no failure, or any unauthorized intrusions or breaches, of security with respect to the information technology systems owned or controlled by the Company or any of the Company Subsidiaries that has resulted in a material disruption or material interruption in the operation of its business.
Section 4.18   Insurance.   Seller Parent has made available to Buyer a schedule describing all material insurance policies providing coverage for all material Company Properties (the “Company Insurance Policies”). Except as individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, all premiums due and payable under all Company Insurance Policies have been paid, and the Seller Parties, the Company and the Company Subsidiaries have otherwise complied in all material respects with the terms and conditions of all Company Insurance Policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since January 1, 2022, Seller Parent has not received written notice of cancellation or termination with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation.
Section 4.19   Opinion of Financial Advisor.   The Seller Parent Board has received the written opinion of Goldman Sachs & Co. LLC (or an oral opinion to be confirmed in writing), to the effect that, as of the date of such opinion, subject to the assumptions, qualifications and limitations set forth in such opinion, the Purchase Price to be paid to the Seller for the Acquired Interests pursuant to this Agreement is fair, from a financial point of view, to Seller. A copy of such opinion will be provided to Buyer by Seller Parent solely for information purposes promptly after the date of this Agreement.
Section 4.20   Approval Required.   The affirmative vote of the holders of Seller Parent Common Shares entitled to cast a majority of all the votes entitled to be cast on the plan of sale and liquidation of Seller Parent, including the sale of the Acquired Interests hereunder (the “Seller Parent Shareholder Approval”) is the only vote of holders of securities of Seller Parent required to approve the transactions contemplated by this Agreement.
Section 4.21   Brokers.   Except for the fees and expenses payable to each of Goldman Sachs & Co. LLC and Jones Lang LaSalle Securities, LLC, no broker, investment banker or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller Parent for which the Company or any Company Subsidiary will be liable.
Section 4.22   Investment Company Act.   Neither the Company nor any Company Subsidiary is an investment company within the meaning of the Investment Company Act.
Section 4.23   Takeover Statutes.   Assuming the accuracy of the representations and warranties of Buyer Parent and Buyer set forth in Section 5.11, the Seller Parent Board has taken all action necessary to render inapplicable to the transactions contemplated by this Agreement, the restrictions on business combinations contained in Subtitle 6 of Title 3 of the Maryland General Corporation Law (the “MGCL”), and Subtitle 7 of Title 3 of the MGCL. To the Knowledge of Seller Parent, no other “business combination,” “control share acquisition,” “fair price,” “moratorium” or other takeover or anti-takeover statute or similar federal or state Law (collectively, “Takeover Statutes”), is applicable to this Agreement, the transactions contemplated by this Agreement.
Section 4.24   Labor and Employment.
(a)   Section 4.24(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and correct list of the following information for each employee of the Company or any Company Subsidiary or a Seller Party, in each case, whose employment is at a Company Property or whose employment is affiliated with a Company Property (each an “Employee”): (i) name, (ii) job title, (iii) current annual base salary or hourly wage rate (as applicable), (iv) full time or part time status, (v) work location, (vi) leave status (if any) (including type of leave, start date of leave, and, if known, anticipated return-to-work date), (vii) visa status (including type of visa, dates of validity and sponsoring entity), (viii) status as exempt or non-exempt under applicable overtime and minimum wage Laws, (ix) hire date, (x) bonus, commission or other incentive payment targeted for 2025 and (xi) accrued, unused paid time off (collectively, the “Employee List Criteria”).
(b)   Neither the Company or any Company Subsidiary nor any of the Seller Parties (as applicable) is party to or bound by any agreement with any labor union, works council, or other labor organization, or collective bargaining or employee representative (each a “Labor Agreement”). Except as individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, there are, and in the past five (5) years there have been, no actual or, to the Knowledge of Seller Parent, strikes, lockouts, work stoppages, handbilling, picketing, labor grievances or arbitrations, unfair labor practice charges, or union organizing activities or elections.
(c)   To the Knowledge of Seller Parent, in the past three (3) years, there have been no allegations of sexual harassment, sexual misconduct or other harassment, discrimination or retaliation, in each case that would be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect, by or against any current or former officer, director or employee whose employment or service is or was at a Company Property or whose employment or service is or was affiliated with a Company Property, and the Seller Parties have not entered into any settlement or similar agreement in respect of any of the foregoing.
(d)   Neither the Company nor any Company Subsidiary employs any employees.
(e)   Neither the Company nor any Company Subsidiary nor a Seller Party contribute has ever maintained, established, sponsored, participated in, or contributed to or had any obligation to contribute to, or incurred withdrawal liability (within the meaning of Section 4201 of ERISA) to, any arrangement that is: (i) subject to Title IV of ERISA or Sections 412 or 430 of the Code, (ii) a “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) a “multiple employer plan” (within the meaning of section 413(c) of the Code), or (iv) a “multiple employer welfare arrangement” as defined in ERISA Section 3(40) in each case, in which an Employee participated and/or accrued any benefits.
Section 4.25   Related Party Transactions.   Except for this Agreement or as set forth in the Seller Parent SEC Documents filed through and including the date of this Agreement or as permitted by this Agreement, from January 1, 2022 through the date of this Agreement, there have been no transactions, agreements, arrangements or understandings between the Company or any Company Subsidiary, on the one hand, and Seller Parent or any of its any Affiliates (other than the Company and the Company Subsidiaries), on the other hand, that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC.
Section 4.26   No Other Representations and Warranties.   Except for the representations and warranties in this Article 4, neither the Seller Parties nor any Person on behalf of Seller Parties makes, or has made, any express or implied representation or warranty to any of the Buyer Parties, with respect to any of the Seller Parties the Company or any Company Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, or any estimates, projections, forecasts and other forward-looking information or business and strategic plan information regarding any of the Seller Parties, the Company and the Company Subsidiaries or with respect to any other information provided or made available to any of the Buyer Parties or their respective Representatives in connection with the transactions contemplated by this Agreement (including any information, documents, projections, forecasts, estimates, predictions or other material made available to any of the Buyer Parties or their respective Representatives in “data rooms,” management presentations or due diligence sessions in expectation of the transactions contemplated by this Agreement), and each of the Buyer Parties acknowledges the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties in this Article 4, none of the Company, the Seller Parties or any other Person makes or has made any express or implied representation or warranty to any of the Buyer Parties or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to any of the Seller Parties, the Company, any of the Company Subsidiaries or their respective businesses or (b) any oral or written information presented to any of the Buyer Parties or any of their respective Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or the transactions contemplated by this Agreement. The Seller Parties and the Company hereby acknowledge and agree that, except for the representations and warranties expressly set forth in Article 5, none of the Buyer Parties nor any of their respective Affiliates, nor any other Person on behalf of any of them, has made or is making any other express or implied representation or warranty with respect to any of the Buyer Parties or any of their respective Affiliates or its business or operations, including with respect to any information provided or made available to the Company, Seller Parties or any of their respective Affiliates or Representatives. Except with respect to the representations and warranties expressly set forth in Article 5 or any breach of any covenant or other agreement of the Buyer Parties contained herein, the Company and Seller Parties hereby acknowledge that none of the Buyer Parties, nor their respective Affiliates, nor any other Person on its behalf, will have or be subject to any liability or indemnification obligation to the Company, the Seller Parties or any of their respective Affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to the Company, the Seller Parties or any of their respective Affiliates or Representatives, or the use by the Company, the Seller Parties or any of their respective Affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to the Company, the Seller Parties or any of their respective Affiliates or their respective Representatives in expectation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, the provisions of this Section 4.26 do not limit the express representations and obligations of the Guarantor contained in the Guarantee.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BUYER PARTIES
Each of the Buyer Parties, jointly and severally, hereby represents and warrants to the Seller Parties that:
Section 5.1   Organization and Qualification.
(a)   Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. Buyer has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted and is duly qualified or licensed to do business, and is in good standing (with respect to jurisdictions that recognize such concept), in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Buyer is a wholly owned subsidiary of Buyer Parent. Buyer was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, and Buyer has not conducted any activities other than in connection with its organization, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby and thereby and prior to the Closing will have no assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.
(b)   Buyer Parent is a limited liability company duly formed, validly existing and in good standing under the laws of Delaware. Buyer Parent has the requisite organizational power and authority to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted and is duly qualified or licensed to do business, and is in good standing (with respect to jurisdictions that recognize such concept), in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that would not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.
Section 5.2   Authority.
(a)   Buyer has the requisite corporate, limited liability company or partnership, as the case may be, power and authority, as applicable, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement to which Buyer is a party. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate, limited liability company or partnership, as applicable, action, and no other corporate, limited liability company or partnership, as applicable, proceedings on the part Buyer is necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Buyer and assuming due authorization, execution and delivery by the Company and Seller, constitutes a legally valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(b)   Buyer Parent has the requisite corporate, limited liability company or partnership, as the case may be, power and authority, as applicable, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement to which Buyer Parent is a party. The execution and delivery of this Agreement by Buyer Parent and the consummation by Buyer Parent of the transactions contemplated by this Agreement have been duly and validly authorized by all necessary corporate, limited liability company or partnership, as applicable, action, and no other corporate, limited liability company or partnership, as applicable, proceedings on the part Buyer Parent is necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Buyer Parent and assuming due authorization, execution and delivery by the Company and Seller, constitutes a legally valid and binding obligation of Buyer Parent, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
Section 5.3   No Conflict; Required Filings and Consents.
(a)   The execution and delivery of this Agreement by each of the Buyer Parties does not, and the performance of this Agreement and its obligations hereunder will not, (i) conflict with or violate any provision of any organizational or governing document of such Buyer Party, (ii) assuming that all consents, approvals, authorizations and permits described in Section 5.3(b) have been obtained, all filings and notifications described in Section 5.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to such Buyer Party or by which any property or asset of such Buyer Party is bound, or (iii) require any consent or approval (except as contemplated by Section 5.3(b)) under, result in any breach of any obligation or any loss of any benefit or material increase in any cost or obligation of such Buyer Party under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to any other Person any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of such Buyer Party pursuant to, any note, bond, debt instrument, indenture, contract, agreement, ground lease, license, permit or other legally binding obligation to which such Buyer Party is a party except, as to clauses (ii) and (iii) above, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, would not reasonably be expected to have a Buyer Material Adverse Effect.
(b)   The execution and delivery of this Agreement by each of the Buyer Parties does not, and the performance of this Agreement by each Buyer Party will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of such reports under, and other compliance with, the Exchange Act and the Securities Act as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) for any filings required by any state securities or “blue sky” Laws, (iii) any filings required under the rules and regulations of the NYSE, (iv) such filings as may be required in connection with state and local Transfer Taxes and (v) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, would not reasonably be expected to have a Buyer Material Adverse Effect.
Section 5.4   Litigation.   Except as individually or in the aggregate, would not be expected to have a Buyer Material Adverse Effect, as of the date of this Agreement, (a) there is no Action pending or, to the Knowledge of Buyer Parent, threatened in writing against any of the Buyer Parties and (b) neither Buyer nor any of its properties is subject to any outstanding Order of any Governmental Authority.
Section 5.5   Information Supplied.   None of the information supplied or to be supplied by the Buyer Parties, their respective Affiliates or any of their Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement will, at the time the Proxy Statement is first mailed to Seller Parent’s shareholders or at the time of the Seller Parent Shareholder Meeting, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
Section 5.6   Brokers.   Except for the fees and expenses payable to Evercore Inc., Citigroup and Morgan Stanley, no broker, investment banker or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Buyer Parties.

Section 5.7   Sufficient Funds; Guarantee.
(a)   Buyer (i) will have on the Closing Date sufficient cash on hand to pay the Purchase Price and all related expenses required to be paid by Buyer, and there is not, and there will not be on the Closing Date, any restriction on the use of such cash for such purpose and (ii) will have on the Closing Date, the resources and capabilities (financial or otherwise) to perform and satisfy the obligations of Buyer set forth in this Agreement, including in connection with the transactions contemplated by this Agreement, in the case of each of clauses (i) and (ii), on the terms and conditions contained in this Agreement, and has not incurred, and as of the Closing Date will not have incurred, any obligation, commitment, restriction or liability of any kind that would impair or adversely affect such resources and capabilities. Buyer acknowledges that the obligations of Buyer hereunder are not subject to any conditions regarding the ability of Buyer to obtain financing for the consummation of the transactions contemplated by this Agreement or otherwise.
(b)   Buyer has delivered true, correct and complete copies of (i) an executed commitment letter (the “Equity Funding Letter”) from Cortland Enhanced Value Fund VI, L.P. (the “Equity Funding Source”) to provide Buyer with equity financing in the aggregate amounts set forth therein (the “Equity Funding”) pursuant to and subject to the terms and conditions set forth therein, and (ii) an executed commitment letter and any redacted fee letters related thereto (the “Debt Commitment Letter” and together with the Equity Funding Letter, the “Financing Commitments”) from Wells Fargo Bank, N.A. and Morgan Stanley and their Affiliates (the “Financing Lenders” and together with the Equity Funding Source, the “Financing Sources”) pursuant to which, and subject to (and only to) the terms and conditions expressly set forth therein, the Financing Lenders have committed to lend to Buyer the amounts set forth therein (the “Debt Financing” and together with the financing referred to in clause (i) being collectively referred to as the “Financings”), in each case as amended, modified, supplemented or replaced in accordance with the terms of this Agreement; provided, however, that the fees and other information customarily redacted in any fee letter (including provisions in such fee letter related solely to fees, “flex terms” and economic terms, in each case that do not adversely affect the conditionality, enforceability, termination or aggregate principal amount of the financing available) may have been redacted. The Financing Commitments are legal, valid and binding obligations of Buyer and, to the Knowledge of Buyer Parent, each of the other parties thereto, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). None of the Financing Commitments has been amended or modified prior to the date of this Agreement, and as of the date of this Agreement, no such amendment or modification is contemplated, and the respective commitments and obligations contained in the Financing Commitments have not been withdrawn, modified or rescinded in any material respect. As of the date of this Agreement, the Financing Commitments are in full force and effect. There are no other agreements, side letters or arrangements relating to the Financing Commitments other than as set forth in the Financing Commitments. There are no conditions precedent or other contingencies related to the funding of the full amount of the Financings (including any flex provisions applicable to the Debt Financing), other than as set forth in or contemplated by the Financing Commitments. Assuming the satisfaction or waiver of the conditions precedent to the Closing set forth in Section 8.1 and Section 8.2, as of the date of this Agreement, (x) no event has occurred which, with or without notice, lapse of time or both, would reasonably be expected to constitute a default or breach on the part of Buyer, and to the Knowledge of Buyer Parent, any other parties thereto, under the Financing Commitments or to cause any of the conditions to the funding contemplated by the Financing Commitments not to be satisfied, or to cause the full amount of such funding not to be available, to Buyer on the Closing Date, (y) Buyer reasonably believes that it will be able to satisfy the conditions to the Financings contemplated by the Financing Commitments and that the Financings will be made available to Buyer on the Closing Date and (z) assuming the Financings are funded in accordance with the Financing Commitments, the aggregate proceeds contemplated by the Financing Commitments, together with other sources of cash (including cash on hand) available to Buyer, will be sufficient for Buyer to consummate the transactions contemplated by this Agreement including paying the Purchase Price at the Closing and paying all fees and expenses required to be paid by Buyer in connection with the Financings and the transactions contemplated by this Agreement. Buyer will provide to the Company any amendments to the Equity Funding Letter and the Debt Commitment Letter, or any notices given in connection therewith, as promptly as possible (but in any event within twenty-four (24) hours following receipt of such notices). Buyer has fully paid, or caused to be fully paid, any and all commitment fees or other fees, which were required to be paid on or prior to the date of this Agreement pursuant to the terms of the Debt Financing, and will pay all additional fees required thereby due after the date of this Agreement as they become due. In no event shall the receipt or availability of any funds or financing (including the Financings) by Buyer or any or any of its Affiliates or any other financing transactions be a condition to any of the obligations of the Buyer Parties hereunder.
(c)   Concurrently with the execution of this Agreement, Buyer Parent has delivered to the Seller Parties a Guarantee executed by the Guarantor in favor of the Seller Parties with respect to certain obligations of Buyer in connection with this Agreement. The Guarantee is in full force and effect and constitutes a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). No event has occurred, which, with or without notice, lapse of time or both, would constitute a breach or default on the part of the Guarantor under such Guarantee. The provisions of this Section 5.7(c) do not limit the express representations of Guarantor contained in the Guarantee.
Section 5.8   Solvency.   Assuming (a) the satisfaction of the conditions to the obligations of the Buyer Parties to consummate the transactions contemplated by this Agreement and (b) the accuracy of the representations and warranties set forth in Article 4 of this Agreement, immediately after giving effect to the transactions contemplated by this Agreement (including any financing arrangements entered into in connection therewith), Buyer and each of its subsidiaries (i) will be able to pay their respective indebtedness as it becomes due in the usual course of business, (ii) will own total assets whose value exceeds the sum of its total liabilities and (iii) will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged.
Section 5.9   Absence of Certain Arrangements.   None of the Buyer Parties nor any of their respective Affiliates has entered into any agreement (written or oral) with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis in connection with any transaction involving the Company (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or any of the Company Subsidiaries), except for such actions to which the Company has previously agreed in writing. Other than this Agreement, the Guarantee and the Nondisclosure Agreement, as of the date of this Agreement, there are no agreements or commitments to enter into any agreement between the Buyer Parties or any of their respective controlled Affiliates, on the one hand, and any director, officer, employee, partner or shareholder of the Company, on the other hand, relating to (a) (i) this Agreement or the transactions contemplated by this Agreement or (ii) the businesses or operations of Buyer or any of its subsidiaries (including as to continuing employment) after the Closing or (b) pursuant to which any (i) such holder of Seller Parent Common Shares would be entitled to receive consideration in respect of such holder’s Seller Parent Common Shares, (ii) such holder of Seller Parent Common Shares has agreed to vote against any Superior Acquisition Proposal or (iii) such stockholder, director, officer, employee or other Affiliate of Seller Parent has agreed to provide, directly or indirectly, any equity investment to the Buyer Parties or the Company to finance any portion of the transactions contemplated by this Agreement.
Section 5.10   No Vote of Buyer Parent Equityholders.   Except for the adoption of the Agreement by Buyer Parent as the sole equityholder of Buyer, no vote of the equityholders of any of the Buyer Parties or any of their respective Affiliates is required by any applicable Law, the organizational documents of such Buyer Party or Affiliate or the applicable rules of any exchange on which securities of any Buyer Party or such Affiliate are traded in order for the Buyer Parties to consummate the transactions contemplated by this Agreement that has not been obtained prior to the date of this Agreement.
Section 5.11   Ownership of Company Common Shares.   None of the Buyer Parties nor any of their respective Affiliates own (directly or indirectly, beneficially or of record) or is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, any Seller Parent Common Shares or other securities of Seller Parent.
Section 5.12   Accredited Investor.   Buyer is acquiring the Acquired Interests for its own account with the present intention of holding such securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities laws. Buyer is an “accredited investor” as defined in Regulation D promulgated by the SEC under the Securities Act. Buyer acknowledges that it is informed as to the risks of the transactions contemplated hereby and of ownership of the Acquired Interests. Buyer acknowledges that the Acquired Interests have not been registered under the Securities Act, or any state or foreign securities laws and that the Acquired Interests may not be sold, transferred, offered for sale, assigned, pledged, hypothecated or otherwise disposed of unless such transfer, sale, assignment, pledge, hypothecation or other disposition is pursuant to the terms of an effective registration statement under the Securities Act, and the Acquired Interests are registered under any applicable state or foreign securities laws or sold pursuant to an exemption from registration under the Securities Act, and any applicable state or foreign securities laws.
Section 5.13   Interested Stockholder.   None of the Buyer Parties nor any of their respective Affiliates is, nor at any time since January 1, 2022 has been, an “interested stockholder” or an “affiliate” of an interested stockholder of Company (as defined in Section 3-601 of the MGCL).
Section 5.14   No Foreign Persons.   None of the Buyer Parties is, a “foreign person”, as defined at 31 C.F.R. § 800.224, and are not otherwise controlled by a “foreign person”, as defined at 31 C.F.R. § 800.224.
Section 5.15   Acknowledgement of No Other Representations and Warranties.
(a)   Each of the Buyer Parties hereby acknowledges that, except for the representations and warranties expressly set forth in Article 4, neither the Company, the Seller Parties nor any of their respective Affiliates, nor any other Person on behalf of the Company or the Seller Parties, has made or is making any other express or implied representation or warranty with respect to the Company, the Seller Parties or any of their respective Affiliates or their respective business or operations, including with respect to any information provided or made available to the Buyer Parties or any of their respective Affiliates or Representatives. Except with respect to any breach of any covenant or other agreement of the Company or the Seller contained herein that survives Closing, the Buyer Parties hereby acknowledge that neither the Company, the Seller Parties, nor any of their respective Affiliates, nor any other Person on their behalf, will have or be subject to any liability or indemnification obligation to any of the Buyer Parties or any of their respective Affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to the Buyer Parties or any of their respective Affiliates or Representatives, or the use by the Buyer Parties or any of their respective Affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to the Buyer Parties or their respective Affiliates and Representatives, including in “data rooms,” management presentations or due diligence sessions, in expectation of the transactions contemplated by this Agreement. Each of the Buyer Parties and their respective Affiliates and Representatives have relied on the results of their own independent investigation and the representations and warranties expressly set forth in Article 4. Notwithstanding the foregoing, the provisions of this Section 5.15 do not limit the express representations and obligations of the Guarantor contained in the Guarantee.
(b)   Buyer expressly acknowledges that Buyer is acquiring the Acquired Interests, and indirectly, the Company, the Company Subsidiaries, and the Company Property, in their “AS-IS, WHERE-IS CONDITION WITH ALL FAULTS”, as of the Closing Date. EFFECTIVE UPON CLOSING, BUYER HEREBY RELEASES THE SELLER PARTIES FROM ANY AND ALL LIABILITY IN CONNECTION WITH ANY CLAIMS ARISING OR ACCRUING ON OR AFTER THE CLOSING, WHICH BUYER MAY HAVE AGAINST THE SELLER PARTIES, AND BUYER HEREBY AGREES NOT TO ASSERT ANY CLAIMS FOR DAMAGE, LOSS, COMPENSATION, CONTRIBUTION, COST RECOVERY OR OTHERWISE AGAINST THE SELLER PARTIES, WHETHER IN TORT, CONTRACT, OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE ACQUIRED INTERESTS, THE COMPANY, THE COMPANY SUBSIDIARIES OR THE COMPANY PROPERTY.
(c)   Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 5.15 shall survive the Closing.

ARTICLE 6
COVENANTS RELATING TO CONDUCT OF BUSINESS
Section 6.1   Conduct of Business by Company.
(a)   Each of the Seller Parties and the Company covenants and agrees that, between the date of this Agreement and the earlier to occur of (x) the Closing and (y) the date, if any, on which this Agreement is terminated pursuant to Section 9.1 (the “Interim Period”), except (i) to the extent required by Law, (ii) as may be consented to in advance in writing by Buyer (which consent shall not be unreasonably withheld, delayed or conditioned), (iii) as may be expressly contemplated, required or expressly permitted by this Agreement or (iv) as set forth in Section 6.1 of the Company Disclosure Letter, it shall, and to the extent applicable shall cause each of the Company Subsidiaries to, (A) conduct its business in the ordinary course and in a manner consistent with past practice, including continuing to maintain the books and records of the Company Subsidiaries in the ordinary course consistent with past practice and (B) use reasonable efforts to (I) at Seller’s expense, maintain its material assets and properties, including all Company Property, in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of the Company or any Company Subsidiary’s control excepted), (II) preserve intact in all material respects its current business organization, goodwill, ongoing businesses and significant relationships with customers, tenants and other significant third parties, (III) maintain all Company Insurance Policies or substitutes therefor which are comparable with such Company Insurance Policies in all material respects and (IV) terminate any contracts related to the capital expenditures set forth on Section 6.1(a)(iv)(B)(IV) of the Company Disclosure Letter prior to Closing.
(b)   Without limiting the foregoing, each of the Seller Parties and the Company covenants and agrees that, during the Interim Period, except (w) to the extent required by Law, (x) as may be consented to in writing by Buyer (which consent shall not in any case be unreasonably withheld, delayed or conditioned) (it being understood that Buyer’s consent shall be deemed given if Buyer has not, within five (5) Business Days of receipt of notice from the Company requesting Buyer’s consent pursuant to this Section 6.1(b), affirmatively provided or withheld such consent or otherwise substantively responded to such notice), (y) as may be expressly contemplated, required or permitted by this Agreement (including in connection with the Pre-Closing Reorganization) or (z) as set forth in Section 6.1(b) of the Company Disclosure Letter, the Company and the Company Subsidiaries shall not, to the extent applicable to the Company, the Company Subsidiaries or the Company Properties, (and with respect to Section 6.1(b)(xvii)(A) only, the Seller Parties shall not) do any of the following:
(i)   amend the Organizational Documents of the Company, or such comparable Organizational Documents of any of the Company Subsidiaries;(ii) split, combine, reclassify or subdivide any capital stock or other equity securities or ownership interests of the Company or any Company Subsidiary;
(iii)   redeem, repurchase or otherwise acquire, directly or indirectly, any equity interests of the Company or a Company Subsidiary;(iv) except for transactions among the Company and any Company Subsidiary or among Company Subsidiaries, issue, deliver, sell, pledge, dispose, encumber or grant any equity interests of the Company or any of the Company Subsidiaries, or any options, warrants, convertible securities or other rights of any kind to acquire any equity interests of the Company or any of the Company Subsidiaries;
(v)   cause or permit the Company or any Company Subsidiary to acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets) any material personal property (other than replacement of personal property in the ordinary course of business), real property, any corporation, partnership, limited liability company or other business organization or any division or material amount of assets thereof;
(vi)   sell, mortgage, pledge, assign, transfer, dispose of or encumber, or effect a deed in lieu of foreclosure with respect to, any property or assets of the Company or any Company Subsidiary, except (A) with respect to immaterial property or assets, in the ordinary course of business and (B) pledges or encumbrances of direct or indirect equity interests in entities from time to time as may be required under Seller Parent’s existing revolving credit facility and in the case of the DC Property, as otherwise contemplated in Section 7.5(c);

(vii)   except for ordinary course arrangements between the Seller Parties and any Company Subsidiary that will be terminated in connection with the Closing without continuing liability or obligation to the Company or any Company Subsidiary, incur, create, assume, refinance, replace or prepay any Indebtedness for borrowed money or issue or amend the terms of any debt securities of the Company or any of the Company Subsidiaries, or assume, guarantee or endorse, or otherwise become responsible (whether directly, contingently or otherwise) for the Indebtedness of any other Person (other than the Company or a Company Subsidiary), except repayment of existing Indebtedness set forth in Section 6.1(b)(vii) of the Company Disclosure Letter;
(viii)   except for ordinary course arrangements between the Seller Parties and any Company Subsidiary, on the other hand, that will be terminated in connection with the Closing without any continuing liability or obligation to the Company or any Company Subsidiary, cause the Company or any Company Subsidiary to (A) make any loans, advances or capital contributions to, or investments in, any other Person (including to any of its officers, trustees, Affiliates, agents or consultants), (B) make any change in its existing borrowing or lending arrangements for or on behalf of such Persons or (C) enter into any “keep well” or similar agreement to maintain the financial condition of another entity, other than (I) by the Company or a Company Subsidiary to the Company, a Company Subsidiary or another entity in which the Company directly or indirectly owns an interest, (II) loans, advances or investments required to be made under any of the Company Leases pursuant to which any third party is a lessee or sublessee on any Company Property and (III) in connection with any required Tenant Improvements at any of the Company Properties under Company Leases;
(ix)   enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any Company Material Contract (or any contract that, if existing as of the date of this Agreement, would be a Company Material Contract), other than (A) any termination or renewal in accordance with the terms of any existing Company Material Contract that occurs automatically without any action (other than notice of renewal) by the Company or any Company Subsidiary, (B) the entry into any modification or amendment of, or waiver or consent under, any mortgage, deed of trust, similar instrument or related agreement to which the Company or any Company Subsidiary is a party as required or necessitated by this Agreement or transactions contemplated hereby, (C) in connection with any Tenant Improvements at the any of the Company Properties or (D) as permitted pursuant to Section 6.1;
(x)   cause or permit the Company or any Company Subsidiary to enter into any Material Company Lease;
(xi)   settle or compromise any claim or Action to which the Company or any Company Subsidiary is a party or otherwise bound, other than settlements or compromises that (A) with respect to the payment of monetary damages (including applicable deductibles), involve only (I) the payment of any payment payable under an insurance policy insuring the Company or a Company Subsidiary or (II) any monetary damages that are (x) equal to or less than the amounts specifically reserved with respect thereto on the most recent balance sheet included in the Seller Parent SEC Documents filed and publicly available prior to the date of this Agreement or (y) that do not exceed $1,000,000 individually, (B) do not involve the imposition of injunctive relief against the Company or any Company Subsidiary or, Buyer, (C) do not provide for any admission of material liability by the Company or any of the Company Subsidiaries, excluding in each case any such matter relating to Taxes, (D) are with respect to any Action involving any present, former or purported holder or group of holders of the Seller Parent Common Shares in its capacity as such or (E) relate to tax appeals permitted by Section 3.2;(xii) hire or terminate (without cause) any Employee or any employee or individual independent contractor who will be a Scheduled Employee under Section 7.13, other than, after notifying Buyer, hirings in the ordinary course of business consistent with past practice to fill existing job vacancies or to replace Employees who depart after the date of this Agreement (such employees, “Replacement Employees”);
(xiii)   except as would not result in or increase liability to Buyer (A) enter into, adopt or amend any employee benefit plans (as defined in Section 3(3) of ERISA (whether or not subject to ERISA)) or any material bonus, stock option, share purchase, restricted share, other equity or equity-based plans, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, employment, retention, transaction bonus, termination, change in control, severance, health, life, or disability insurance, dependent care or other material benefit plans, programs, policies, arrangements, contracts or agreements, in each case, to which the Company or any Company Subsidiary would be party, with respect to which the Company or any Company Subsidiary would or could have any current or future obligation or liability (contingent or otherwise), or under which any of the current or former employees, officers, trustees, directors or independent contractors of the Company or any Company Subsidiary or whose services are or were otherwise solely affiliated with a Company Property (or any of their dependents) would have any present or future right to compensation or benefits; (B) increase the amount of the compensation or the benefits payable to or that may become payable to any Employee or individual who will be a Scheduled Employee (including Replacement Employees), other than payments of normal annual short-term incentive compensation in the ordinary course of business consistent with past practice; (C) grant, confer, award or modify the terms of any options, convertible securities, restricted shares, phantom shares, equity-based compensation or other rights to acquire, or denominated in, any of the Company’s or any of the Company Subsidiaries’ capital stock or other voting securities or equity interests of the Company or any of the Company Subsidiaries; (D) enter into any new employment, retention, indemnification, termination or similar agreement with any Employee or individual who will be a Scheduled Employee (including Replacement Employees); (E) grant to any Employee or individual who will be a Scheduled Employee (including Replacement Employees) the right to receive any new severance, change of control or termination pay or termination benefits or any increase in the right to receive any severance, change of control or termination pay or termination benefits; or (F) waive or release any non-competition, non-solicitation, nondisclosure or other restrictive covenant obligation of any current or former employee or individual independent contractor of the Company or any of the Company Subsidiaries or whose services are or were otherwise affiliated with a Company Property;
(xiv)   (A) negotiate, modify, extend, terminate or enter into any Labor Agreement applicable to any Employee or individual who will be a Scheduled Employee (including Replacement Employees) or Company Property, or recognize or certify any union, works council or other labor organization, employee representative or group of employees as the bargaining representative for any Employee or individual who will be a Scheduled Employee (including Replacement Employees) or Company Property; or (B) implement or announce any employee layoffs, furloughs, plant closings, material reductions in compensation or other actions that could implicate the WARN Act, with respect to any Employee or individual who will be a Scheduled Employee (including Replacement Employees);
(xv)   cause or permit the Company or any Company Subsidiary to enter into any new line of business;
(xvi)   cause or permit the Company or any Company Subsidiary to fail to duly and timely file all material reports and other material documents required to be filed with any Governmental Authority, subject to extensions permitted by Law;
(xvii)   (A) permit or cause the Seller Parties to adopt a plan of merger, consolidation, recapitalization or bankruptcy reorganization or resolutions providing for or authorizing such merger, consolidation, recapitalization or bankruptcy reorganization, except as permitted by Section 7.3, or (B) cause or permit the Company or any Company Subsidiary to adopt a plan of merger, complete or partial liquidation, dissolution, consolidation, recapitalization or bankruptcy reorganization, or resolutions providing for or authorizing such merger, liquidation, dissolution, consolidation, recapitalization or bankruptcy reorganization, except in connection with any transaction permitted by Section 6.1(b)(v) or Section 6.1(b)(vi) or as permitted by Section 7.3;
(xviii)   make or commit the Company or any Company Subsidiary to make any capital expenditures at any of the Company Properties, other than (A) the Specified Capital Expenditures and (B) capital expenditures in the ordinary course of business consistent with past practice necessary to repair and/or prevent damage to any of the Company Properties, as required to be made under any Company Lease or pursuant to Law, including (as and to the extent necessary in the ordinary course) expenditures listed on Section 6.1(b)(xviii) of the Company Disclosure Letter, or as is necessary in the event of an emergency situation; or

(xix)   authorize, or enter into any contract, agreement, commitment or arrangement to do any of the actions described in Section 6.1(b)(i) through Section 6.1(b)(xviii).
(c)   Prior to Closing, Seller shall, or shall cause the applicable Company Subsidiary to, use reasonable efforts to expend the capital expenditures listed in Section 6.1(c) of the Company Disclosure Letter in accordance with the budgeted costs for such Specified Capital Expenditures (the “Specified Capital Expenditures”) in accordance with the terms of the contracts applicable to such Specified Capital Expenditures. In the event that as of Closing, the Specified Capital Expenditures have not been expended in accordance with the budgeted costs for such Specified Capital Expenditures in accordance with the terms of the contracts applicable to such Specified Capital Expenditures, at Closing, Seller shall provide Buyer with a credit in an amount equal to (x) the budgeted costs of such Specified Capital Expenditures as set forth in Section 6.1(c) of the Company Disclosure Letter, less (y) the amount of Specified Capital Expenditures actually expended between the date of this Agreement and the Closing Date in accordance with the terms of the contracts applicable to such Specified Capital Expenditures. For the avoidance of doubt, all capital expenditures made by Seller pursuant to clause (B) of Section 6.1(b)(xviii) shall be at Seller’s sole cost and expense and such expenditures shall not be “Specified Capital Expenditures.”
(d)   Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit the Company or any Company Subsidiary from taking any action, at any time or from time to time, that in the reasonable judgment of the Seller Parent Board, upon advice of counsel to Seller Parent, is reasonably necessary for Seller Parent to avoid or to continue to avoid incurring entity level income or excise Taxes under the Code or to maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Closing Date, including making dividend or other distribution payments to shareholders of the Company in accordance with this Agreement or to qualify or preserve the status of any Company Subsidiary as a disregarded entity for U.S. federal income tax purposes.
Section 6.2   Other Actions.   Each Party agrees that, during the Interim Period, except as contemplated by this Agreement, such Party shall not, directly or indirectly, take or cause to be taken any action or omit to take or cause not to be taken any actions that would reasonably be expected to result in any of the conditions to transactions contemplated by this Agreement set forth in Article 8 not being satisfied. The Buyer Parties shall not, and shall cause their respective Affiliates not to, acquire or agree to acquire, by merging with or into or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to, or the consummation of such acquisition, merger or consolidation would reasonably be expected to: (a) impose any material delay in the obtaining of, or materially increase the risk of not obtaining, any consents of any Governmental Authority necessary to consummate the transactions contemplated by this Agreement or the expiration or termination of any applicable waiting period; (b) materially increase the risk of any Governmental Authority seeking or entering an Order prohibiting the consummation of the transactions contemplated by this Agreement; (c) materially increase the risk of not being able to remove any such Order on appeal or otherwise; or (d) materially delay or prevent the consummation of the transactions contemplated by this Agreement.
Section 6.3   No Control of Business.   Nothing contained in this Agreement shall give any of the Buyer Parties, directly or indirectly, the right to control or direct the Company, or any of the Company’s or any Company Subsidiary’s operations prior to the Closing. Prior to the Closing, Seller Parent and its Affiliates shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over the Company and the Company Subsidiaries’ operations. Notwithstanding anything to the contrary set forth in this Agreement, no consent of the Buyer Parties and no consent of the Seller Parties shall be required with respect to any matter set forth in Section 6.1 or Section 6.2 or elsewhere in the Agreement to the extent that the requirement of such consent could violate any applicable Law.

ARTICLE 7
ADDITIONAL COVENANTS
Section 7.1   Preparation of the Proxy Statement; Shareholders Meeting.
(a)   As promptly as reasonably practicable following the date of this Agreement, Seller Parent shall prepare and, after approval by Buyer (which shall not be unreasonably withheld, delayed or conditioned), cause to be filed with the SEC the Proxy Statement in preliminary form. Seller Parent shall ensure that the Proxy Statement will comply as to form and substance in all material respects with the applicable provisions of the Exchange Act. Seller Parent shall use commercially reasonable efforts to mail or deliver the definitive Proxy Statement to its shareholders entitled to vote at the Seller Parent Shareholder Meeting as promptly as reasonably practicable following clearance from the SEC (or receipt of notice that the SEC is not reviewing the preliminary Proxy Statement). Buyer shall furnish all information concerning itself, its Affiliates and the holders of its capital stock to Seller Parent and provide such other assistance as may be reasonably requested by Seller Parent in connection with the preparation, filing and distribution of the Proxy Statement. Seller Parent shall promptly notify Buyer upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement, and shall, as promptly as practicable after receipt thereof, provide Buyer with copies of all correspondence between it and its Representatives, on one hand, and the SEC, on the other hand, and all written comments with respect to the Proxy Statement received from the SEC and advise Buyer promptly of any oral comments with respect to the Proxy Statement received from the SEC. Seller Parent shall use commercially reasonable efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to filing the Proxy Statement (or any amendment or supplement thereto) or filing any other document to be filed by Seller Parent with the SEC in connection with the transactions contemplated by this Agreement or responding to any comments of the SEC with respect thereto, Seller Parent shall provide Buyer a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), which comments Seller Parent shall consider in good faith.
(b)   If, at any time prior to the receipt of the Seller Parent Shareholder Approval, any information relating to the Seller Parties or the Buyer Parties, or any of their respective Affiliates, should be discovered by Seller Parent or Buyer which, in the reasonable judgment of Seller Parent or Buyer, should be set forth in an amendment of, or a supplement to, the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and Seller Parent or Buyer shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to shareholders of the Company; provided, however, that no amended or supplemental materials will be filed with the SEC or mailed by Seller Parent without affording Buyer a reasonable opportunity in advance for review and comment, and Seller Parent shall consider in good faith any comments on such materials reasonably proposed by Buyer. Nothing in this Section 7.1(b) shall limit the obligations of any Party under Section 7.1(a). For purposes of Section 4.13, Section 5.5 and this Section 7.1, any information concerning or related to the Seller Parties, their respective Affiliates or the Seller Parent Shareholder Meeting will be deemed to have been provided by Seller Parent, and any information concerning or related to the Buyer Parties, or their respective Affiliates will be deemed to have been provided by the Buyer Parties.
(c)   As promptly as reasonably practicable following the date that the Proxy Statement is cleared by the SEC, Seller Parent shall, in accordance with applicable Law, the rules of the NYSE and the Seller Parent Declaration and the Seller Parent Bylaws, establish a record date for, duly call, give notice of, convene and hold the Seller Parent Shareholder Meeting; provided that such record date shall not be more than ninety (90) days prior to the established date of the Seller Parent Shareholder Meeting. Seller Parent shall, through the Seller Parent Board, recommend to its shareholders that they provide the Seller Parent Shareholder Approval, include such recommendation in the Proxy Statement and solicit and use its commercially reasonable efforts to obtain the Seller Parent Shareholder Approval, except to the extent that the Seller Parent Board shall have made a Seller Parent Adverse Recommendation Change as permitted by Section 7.3; provided, however, that Seller Parent’s obligation to duly call, give notice of, convene and hold the Seller

Parent Shareholder Meeting shall not be affected by a Seller Parent Adverse Recommendation Change unless this Agreement is terminated in accordance with its terms. Notwithstanding the foregoing provisions of this Section 7.1(c), if, on a date for which the Seller Parent Shareholder Meeting is scheduled, Seller Parent has not received proxies representing a sufficient number of Seller Parent Common Shares to obtain the Seller Parent Shareholder Approval, whether or not a quorum is present, Seller Parent shall have the right, after consultation with Buyer, to make one or more successive postponements or adjournments of the Seller Parent Shareholder Meeting solely for the purpose of and for the times reasonably necessary to solicit additional proxies and votes in favor of the transactions contemplated hereby; provided that, without the prior written consent of Buyer, the Seller Parent Shareholder Meeting shall not be postponed or adjourned to a date that is more than (x) thirty (30) days after the date for which the Seller Parent Shareholder Meeting was originally scheduled (excluding any postponements or adjournments required by applicable Law) or (y) more than one hundred and twenty (120) days from the record date for the Seller Parent Shareholder Meeting; provided, further, the Seller Parent Shareholder Meeting may not be postponed or adjourned on the date the Seller Parent Shareholder Meeting is scheduled if Seller Parent shall have received proxies in respect of an aggregate number of shares of Seller Parent Common Shares, which have not been withdrawn, such that Seller Parent Shareholder Approval would be obtained at such meeting unless this Agreement is terminated in accordance with its terms. Without the prior written consent of Buyer (not to be unreasonably withheld, conditioned or delayed), (i) the approval of this Agreement and the transactions contemplated hereby shall be the only matter (other than any say-on-pay golden parachute vote that may be required pursuant to Section 14A(b)(2) of the Exchange Act and Rule 14a-21(c) thereunder, one or more proposals to approve the adjournment of the Seller Parent Shareholder Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Seller Parent Shareholder Meeting to obtain the approval of the Company’s shareholders, approval of a plan of sale and liquidation of Seller Parent or other matters of procedure and matters required by applicable Law to be voted on by the Company shareholders in connection with this Agreement or the approval of the transactions contemplated hereby) that Seller Parent shall propose to be acted on by the shareholders of Seller Parent at the Seller Parent Shareholder Meeting and (ii) Seller Parent shall not submit to the vote of its stockholders any Competing Acquisition Proposal unless this Agreement is terminated in accordance with its terms.
Section 7.2   Access to Information; Confidentiality.
(a)   During the Interim Period, to the extent permitted by applicable Law and contracts, and subject to the reasonable restrictions as Seller Parent may establish (including any requirements or guidelines reasonably necessary in response to or related to any public health event (including COVID-19)), Seller Parent shall, and shall cause each of Seller, the Company and the Company Subsidiaries to, afford to Buyer and its Representatives reasonable access during normal business hours and upon reasonable advance notice to all of their respective properties, offices, books, contracts, personnel and records and, during such period, Seller Parent shall, and shall cause each of Seller, the Company and the Company Subsidiaries to, furnish reasonably promptly to Buyer and its Representatives (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities Laws and (ii) all other information (financial or otherwise) concerning its business, properties and personnel as Buyer may reasonably request, subject to any privacy protections with respect to information concerning personnel as may be required by applicable Law; provided that in no event shall Buyer or its Representatives have the right to conduct environmental sampling or testing of any kind. No representation or warranty as to the accuracy of information provided pursuant to this Section 7.2(a) is made, and Buyer may not rely on the accuracy of such information except to the extent expressly set forth in the representations and warranties included in Article 4, and no investigation under this Section 7.2(a) or otherwise shall affect any of the representations and warranties of the Seller Parties contained in this Agreement or any condition to the obligations of the Parties under this Agreement. Notwithstanding the foregoing, Seller Parent shall not be required by this Section 7.2(a) to provide Buyer or its Representatives with access to or to disclose information (A) that is subject to the terms of a confidentiality agreement in favor of a third party entered into prior to the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business (provided, however, that Seller Parent shall use its commercially reasonable efforts to obtain the required consent of such third party to such access or disclosure to the extent that such efforts may be made without expense to Seller Parent), (B) the disclosure of which would violate any Law applicable to the Seller Parties, the Company, the Company Subsidiaries or any of their Representatives (provided, however, that Seller Parent shall use its commercially reasonable efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of any Law), or (C) that is subject to any attorney-client, attorney work product or other legal privilege or would cause a risk of loss of privilege to the Seller Parties, the Company or the Company Subsidiaries (provided, however, that Seller Parent shall use its commercially reasonable efforts to allow for such access or disclosure to the extent that does not result in a loss of any such attorney-client, attorney work product or other legal privilege, including by means of entry into a customary joint defense agreement that would alleviate the loss of such privilege). Buyer will use its commercially reasonable efforts to minimize any disruption to the businesses of the Seller Parties, the Company and the Company Subsidiaries that may result from the requests for access, data and information hereunder. Prior to the Closing, the Buyer Parties shall not, and shall cause their respective Representatives and Affiliates not to, contact or otherwise communicate with parties with which the Seller Parties, the Company or any Company Subsidiary has a business relationship (including tenants/subtenants) regarding the business of the Seller Parties, the Company or any Company Subsidiary or this Agreement and the transactions contemplated hereby without the prior written consent of Seller Parent (provided, that, for the avoidance of doubt, nothing in this Section 7.2(a) shall be deemed to restrict Buyer and its Representatives and Affiliates from contacting such parties pursuing the business of Buyer in the ordinary course). Notwithstanding anything to the contrary in this Agreement, Seller Parent may satisfy its obligations set forth above with respect to the provision of access to information or personnel by electronic means if, and to the extent, physical access is not reasonably feasible as a result of any public health event (including COVID-19) or would not be permitted under applicable Law.
(b)   Each Buyer Party will hold, and will cause its Representatives and Affiliates to hold, any nonpublic information, including any information exchanged pursuant to this Section 7.2, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Nondisclosure Agreement, which shall remain in full force and effect pursuant to the terms thereof notwithstanding the execution and delivery of this Agreement or the termination thereof.
Section 7.3   No Solicitation; Competing Acquisition Proposals.
(a)   Except as expressly permitted by this Section 7.3, during the Interim Period, Seller Parent agrees that it shall not, and shall cause each of Seller, the Company and the Company Subsidiaries and its and their officers, trustees and directors not to, and shall direct its and their other Representatives not to, directly or indirectly through another Person, (i) solicit, initiate, knowingly encourage or knowingly facilitate any Competing Acquisition Proposal or any inquiry, discussion, offer or request (an “Inquiry”) that constitutes, or could reasonably be expected to lead to, a Competing Acquisition Proposal, (ii) engage in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with, or knowingly facilitate in any way any effort by, any third party in furtherance of any Competing Acquisition Proposal or Inquiry that constitutes, or would reasonably be expected to lead to, a Competing Acquisition Proposal, (iii) approve or recommend a Competing Acquisition Proposal, (iv) enter into any letter of intent, memorandum of understanding, agreement in principle, expense reimbursement agreement, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a Competing Acquisition Proposal or requiring the Seller Parties to abandon, terminate or fail to consummate the transactions contemplated by this Agreement (any of the foregoing referred in this clause (iv), other than an Acceptable Confidentiality Agreement, an “Alternative Acquisition Agreement”), or (v) resolve, propose or agree to do any of the foregoing. Seller Parent shall, and shall cause each of Seller, the Company and the Company Subsidiaries to, and its and their officers, trustees and directors to, and shall direct its and their other Representatives to, immediately cease and cause to be terminated all existing negotiations with any Person and its Representatives (other than Buyer or any of its Representatives) conducted heretofore with respect to any Competing Acquisition Proposal; provided, however, that, solely with respect to the marketing and sale of one or more of the Excluded Properties, nothing in this Section 7.3 shall restrict or otherwise prohibit Seller Parent, Seller, its and their respective subsidiaries, officers, trustees, directors and other Representatives from continuing discussions or negotiations with any Person or its Representatives conducted prior to the date of this Agreement, or otherwise taking any of the actions specified in clauses (i) through (v) of this Section 7.3(a), and such actions shall not constitute a violation or breach of Section 7.3.
(b)   Notwithstanding anything to the contrary in this Agreement, at any time on or after the date of this Agreement and prior to obtaining the Seller Parent Shareholder Approval, the Seller Parties, the

Company and the Company Subsidiaries may, directly or indirectly, through any Representative, in response to an unsolicited written bona fide Competing Acquisition Proposal by a third party made after the date of this Agreement (that did not result from a breach of this Section 7.3, it being agreed that Seller Parent may contact any Person making such a written Competing Acquisition Proposal to request clarification of the terms and conditions thereof so as to determine whether such Competing Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Acquisition Proposal) (i) provide information (including non-public information and data) regarding, and afford access to the business, properties, assets, books, records and personnel of, the Seller Parties, the Company and the Company Subsidiaries to such third party (and such third party’s Representatives, including potential financing sources) making such Competing Acquisition Proposal (provided, however, that (A) prior to so providing such information, Seller Parent receives from the third party an executed confidentiality agreement on customary terms no more favorable in any material respect to such Person than the Nondisclosure Agreement, it being understood that such confidentiality agreement need not contain any “standstill” or similar provisions that would prohibit the making or amendment of any non-public Competing Acquisition Proposal to the Seller Parent Board (such confidentiality agreement, an “Acceptable Confidentiality Agreement”), and (B) Seller Parent shall provide to Buyer any material non-public information or data that is provided to any third party given such access that was not previously made available to Buyer as promptly as practicable after providing it to such third party (and in any event within forty-eight (48) hours thereafter)), and (ii) engage in, enter into or otherwise participate in discussions or negotiations with such third party (and such third party’s Representatives, including potential financing sources) with respect to the Competing Acquisition Proposal if, in the case of each of clauses (i) and (ii) the Seller Parent Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Competing Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Acquisition Proposal and that failure to take action with respect to such Competing Acquisition Proposal could reasonably be expected to be inconsistent with its duties under applicable Law.
(c)   During the Interim Period, Seller Parent shall notify Buyer promptly (but in no event later than forty-eight (48) hours) after receipt of any Competing Acquisition Proposal or any request for nonpublic information regarding any Seller Party, the Company or any Company Subsidiary by any third party that informs Seller Parent that it is considering making, or has made, a Competing Acquisition Proposal, or any other Inquiry from any Person seeking to have discussions or negotiations with Seller Parent regarding a possible Competing Acquisition Proposal. Such notice shall be made in writing and shall identify the Person making such Competing Acquisition Proposal or Inquiry and indicate the material terms and conditions of any Competing Acquisition Proposals or Inquiries, to the extent known (including, if applicable, providing copies of any written Competing Acquisition Proposals or Inquiries and any proposed agreements related thereto, which may be redacted to the extent necessary to protect confidential information of the Person or group making such Competing Acquisition Proposal or Inquiry). Seller Parent shall also keep Buyer reasonably informed of the status and terms of any Competing Acquisition Proposal or Inquiry or related negotiations on a reasonably current basis, including by providing a copy of all material written amendments or supplements to such Competing Acquisition Proposal or Inquiry or proposed agreements related thereto (which may be redacted to the extent necessary to protect confidential information of the Person or group making such Competing Acquisition Proposal or Inquiry).
(d)   Except as permitted by this Section 7.3(d), neither the Seller Parent Board nor any committee thereof shall (i) withhold, withdraw, modify or qualify in any manner adverse to Buyer (or publicly propose to withhold, withdraw, modify or qualify in a manner adverse to Buyer), the Seller Parent Board Recommendation, (ii) approve, adopt, declare advisable or otherwise recommend (or publicly propose to approve, adopt, declare advisable or otherwise recommend) any Competing Acquisition Proposal, (iii) fail to recommend against any Competing Acquisition Proposal that is a tender offer or exchange offer within ten (10) Business Days after the commencement thereof (it being understood that a communication by the Seller Parent Board pursuant to Rule 14d-9(f) of the Exchange Act, as permitted under Section 7.3(f), shall not, in and of itself, be deemed a Seller Parent Adverse Recommendation Change), (iv) fail to publicly reaffirm the Seller Parent Board Recommendation within ten (10) Business Days of being requested to do so by Buyer following the public announcement by any Person of a Competing Acquisition Proposal, or an intention (whether or not conditional) to make a Competing Acquisition Proposal, (v) fail to include the Seller Parent Board Recommendation in the Proxy Statement (any of the actions described in clauses (i), (ii), (iii), (iv) and (v) of this Section 7.3(d), a “Seller Parent Adverse Recommendation Change”) or (vi) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit any Seller Party, the Company or any Company Subsidiary to enter into, any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 7.3). Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Seller Parent Shareholder Approval, subject to compliance with Section 7.3(e), the Seller Parent Board may (A) effect a Seller Parent Adverse Recommendation Change if an Intervening Event has occurred and the Seller Parent Board determines in good faith, after consultation with outside legal counsel and financial advisors, that the failure to take such action would reasonably be expected to be inconsistent with its duties under applicable Law, or (B) effect an Seller Parent Adverse Recommendation Change and terminate this Agreement pursuant to Section 9.1(d)(ii) in order to substantially concurrently enter into an Alternative Acquisition Agreement providing for the implementation of such Competing Acquisition Proposal if the Seller Parent Board receives an unsolicited, bona fide written Competing Acquisition Proposal, which Competing Acquisition Proposal did not result from a breach of this Section 7.3, and the Seller Parent Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Competing Acquisition Proposal constitutes a Superior Acquisition Proposal and that failure to take action with respect to such Competing Acquisition Proposal would reasonably be expected to be inconsistent with its duties under applicable Law.
(e)   The Seller Parent Board shall only be entitled to effect a Seller Parent Adverse Recommendation Change and/or enter into an Alternative Acquisition Agreement and terminate this Agreement pursuant to Section 9.1(d)(ii) as permitted under Section 7.3(d), if (i) Seller Parent has provided a prior written notice (a “Notice of Change of Recommendation”) to Buyer that Seller Parent intends to take such action, identifying the Person making the Superior Acquisition Proposal and describing the material terms and conditions of the Superior Acquisition Proposal or describing the Intervening Event, as applicable, that is the basis of such action, including, if applicable, copies of all material and relevant documents and agreements relating to a Superior Acquisition Proposal (it being agreed that the delivery of the Notice of Change of Recommendation by Seller Parent shall not constitute a Seller Parent Adverse Recommendation Change); (ii) during the four (4) Business Day period following Buyer’s receipt of the Notice of Change of Recommendation and ending at 11:59 p.m. (New York City time) on such fourth (4th) Business Day (a “Notice of Change Period”), Seller Parent shall, and shall cause its Representatives to, negotiate with Buyer in good faith (to the extent Buyer desires to negotiate) to make, or to otherwise allow Buyer to propose in writing revisions to the terms and conditions of this Agreement, such adjustments in the terms and conditions of this Agreement, so that, in the case of a Superior Acquisition Proposal, such Superior Acquisition Proposal ceases to constitute a Superior Acquisition Proposal, or, in the case of an Intervening Event, in order to obviate the need to make such Seller Parent Adverse Recommendation Change; and (iii) following the end of the Notice of Change Period, the Seller Parent Board shall have determined in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to this Agreement proposed in writing by Buyer, and not withdrawn, in response to the Notice of Change of Recommendation or otherwise, that (A) the Superior Acquisition Proposal giving rise to the Notice of Change of Recommendation continues to constitute a Superior Acquisition Proposal and that failure to take action with respect to such Competing Acquisition Proposal would reasonably be expected to be inconsistent with its duties under applicable Law or (B) in the case of an Intervening Event, the failure of the Seller Parent Board to effect a Seller Parent Adverse Recommendation Change would reasonably be expected to be inconsistent with its duties under applicable Law. Any amendment to the financial terms or any other material amendment of such a Superior Acquisition Proposal or any material change to the event or circumstances constituting the Intervening Event shall require a new Notice of Change of Recommendation, and Seller Parent shall be required to comply again with the requirements of this Section 7.3(e); provided, however, that the Notice of Change Period shall be reduced to two (2) Business Days following receipt by Buyer of any such new Notice of Change of Recommendation and ending at 11:59 p.m. (New York City time) on such second (2nd) Business Day.
(f)   Nothing contained in this Agreement shall prohibit Seller Parent or the Seller Parent Board, directly or indirectly through its Representatives, from (i) taking and disclosing to Seller Parent’s shareholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the shareholders of Seller Parent that is required by applicable Law or if the Seller Parent Board determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with its duties under applicable Law (for the avoidance of doubt, it being agreed that the issuance by Seller Parent or the Seller Parent Board of a “stop, look and listen” or similar statement of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act, shall not constitute a Seller Parent Adverse Recommendation Change); provided, however, that neither Seller Parent nor the Seller Parent Board shall be permitted to recommend that the shareholders of Seller Parent tender any securities in connection with any tender offer or exchange offer that is a Competing Acquisition Proposal or otherwise effect a Seller Parent Adverse Recommendation Change with respect thereto, except as permitted by Section 7.3(d).
(g)   Seller Parent shall not, and shall not permit any Seller Party, the Company or any Company Subsidiary to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which it is a party, except solely to allow the applicable party (i) to make a non-public Competing Acquisition Proposal to the Seller Parent Board or to allow the disclosure of information to financing sources and/or teaming arrangements or (ii) to make a non-public proposal to acquire one or more of the Excluded Properties. Other than in the ordinary course of business and unrelated to any Competing Acquisition Proposal or in connection with the consummation of the transactions contemplated by this Agreement, the Company and the Seller Parent Board shall not take any actions to exempt any person from the “Aggregate Share Ownership Limit” or “Common Share Ownership Limit” or establish or increase an “Excepted Holder Limit,” as such terms are defined in the Seller Parent Declaration unless such actions are taken concurrently with the termination of this Agreement in accordance with Section 9.1(d)(i).
(h)   For purposes of this Agreement:
(i)   “Competing Acquisition Proposal” means any proposal or offer from any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) relating to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, including any merger, reorganization, recapitalization, restructuring, share exchange, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, business combination, liquidation, dissolution, joint venture, sale, lease, exchange, license, transfer or disposition or similar transaction, of (A) Seller Parent, (B) assets or businesses of the Seller Parties or their respective Affiliates, taken as a whole, that include Company Properties that (1) generate 32% or more of the net operating revenue or net operating income attributable to the Company Properties, taken as a whole, immediately prior to such transaction, or (2) represent 32% or more of the consolidated total assets (based on fair market value) attributable to the Company Properties, taken as a whole, immediately prior to such transaction, or (C) 20% or more of any class of shares of beneficial interest or capital stock, other equity security or voting power of Seller Parent or any resulting parent company of Seller Parent, including any tender offer or exchange offer in which any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) seeks to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of 20% or more of the outstanding shares of any class of voting securities of Seller Parent, in each case other than the transactions contemplated by this Agreement.
(ii)   “Superior Acquisition Proposal” means any proposal or offer, made after the date hereof, from any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), that did not result from a breach of this Section 7.3 and that relates to any direct or indirect acquisition or purchase, in one transaction or a series of transactions, including any merger, reorganization, recapitalization, restructuring, share exchange, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, business combination, liquidation, dissolution, joint venture, sale, lease, exchange, license, transfer or disposition or similar transaction, of (A) Seller Parent, (B) assets or businesses of the Seller Parties and their respective Affiliates, taken as a whole, that generate 50% or more of the net operating revenue or net operating income or that represent 50% or more of the consolidated total assets (based on fair market value) of the Seller Parties and their respective Affiliates, taken as a whole, immediately prior to such transaction or (C) 50% or more of any class of shares of beneficial interest or capital stock, other equity security or voting power of Seller Parent or any resulting parent company of Seller Parent, including any tender offer or exchange offer in which any Person or “group” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) seeks to acquire beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or the right to acquire beneficial ownership of 50% or more of the outstanding shares of any class of voting securities of Seller Parent, in each case other than the transactions contemplated by this Agreement, taking into account factors and matters deemed relevant by the Seller Parent Board, including to the extent deemed relevant by the Seller Parent Board, legal, financial, financing, regulatory approvals, conditionality, whether the transactions contemplated by such proposal are reasonably capable of being consummated on a timely basis and other aspects of the proposal and the Person making the proposal, that the Seller Parent Board determines in its good faith judgment, that if consummated, would be more favorable to the shareholders of Seller Parent from a financial point of view than the transactions contemplated by this Agreement (including any adjustment to the terms and conditions thereof proposed in writing by Buyer in response to any such Competing Acquisition Proposal).
(iii)   References in this Section 7.3 to the Seller Parent Board shall mean the board of trustees of Seller Parent or a duly authorized committee thereof.
(i)   Seller Parent shall not submit to the vote of its shareholders any Competing Acquisition Proposal prior to the termination of this Agreement in accordance with its terms, except as otherwise required by Law (including applicable securities Laws).
Section 7.4   Public Announcements.   Except with respect to any Seller Parent Adverse Recommendation Change or any action taken pursuant to, and in accordance with Section 7.3, so long as this Agreement is in effect, the Parties shall consult with each other before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or any of the transactions contemplated by this Agreement, and none of the Parties shall issue any such press release or make any such public statement or filing prior to obtaining the other Parties’ consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that a Party may, without obtaining the other Parties’ consent, issue such press release or make such public statement or filing with respect to this Agreement or any of the transactions contemplated by this Agreement as may be required by Law, Order or the applicable rules of any stock exchange, in which case such Party shall consult with the other Party before making such public statement or filing except to the extent it is not reasonably practicable to do so. The Parties have agreed upon the form of a joint press release announcing the execution of this Agreement and the transactions contemplated hereby.
Section 7.5   Appropriate Action; Consents; Filings.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties shall and shall cause their respective Affiliates to use their respective reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with each other Party in doing, all things necessary, proper or advisable under applicable Law or pursuant to any contract or agreement to consummate and make effective, as promptly as practicable, the transactions contemplated by this Agreement, including (i) using reasonable best efforts to take all actions necessary to cause the conditions to the Closing set forth in Article 8 to be satisfied, (ii) using reasonable best efforts to obtain all necessary or advisable actions or non-actions, waivers, waiting period expirations or terminations, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement, the giving of any notices to Governmental Authorities or other Persons and the making of all necessary or advisable registrations and filings (including filings with Governmental Authorities, if any) and using reasonable best efforts to take all steps as may be necessary or advisable to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the transactions contemplated by this Agreement, including complying expeditiously with any and all information and document requests by any Governmental Authority in connection with any investigation of the transactions contemplated hereby, (iii) using reasonable best efforts to defend through litigation on the merits any Action, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated by this Agreement, including seeking to have any stay or restraining order entered by any court or other Governmental Authority vacated or reversed, and the avoidance of each and every impediment under any antitrust, merger control, competition or trade regulation Law that may be asserted by any Governmental Authority with respect to such transactions so as to enable the Closing to occur as soon as reasonably possible, and (iv) executing and delivering any additional instruments necessary or advisable to consummate the transactions contemplated by this Agreement and to fully carry out the purposes of this Agreement.
(b)   In connection with and without limiting the foregoing Section 7.5(a), each Party shall use its commercially reasonable efforts (or shall cause its applicable Affiliates), to give any material notices to third parties, and each Party shall use, and cause each of its Affiliates to use, its commercially reasonable efforts to obtain any material third-party consents not covered by Section 7.5(a) that are necessary to consummate the transactions contemplated by this Agreement. Each of the Parties shall and shall cause their respective Affiliates to, furnish to the other such necessary information and reasonable assistance as the other may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including promptly informing the other Parties of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between any Party and any Governmental Authority with respect to this Agreement. To the extent reasonably practicable and legally permitted, the Parties or their Representatives shall have the right to review in advance, and each of the Parties will consult the others on, all the information relating to such Parties and each of their respective Affiliates that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the transactions contemplated by this Agreement, except that confidential competitively sensitive business information may be redacted from such exchanges. The Parties may, as they deem advisable and necessary, designate any sensitive materials provided to the other under this Section 7.5 as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, directors or trustees of the recipient without the advance written consent of the Party providing such materials. To the extent reasonably practicable, none of the Parties shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any filing, investigation or other inquiry without giving the other Party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other party the opportunity to attend or participate (whether by telephone or in Person) in any such meeting with such Governmental Authority (except to the extent that confidential, competitively sensitive business information is to be discussed at such a meeting or conversation).
(c)   With regard to DC Owner and the DC Property, Seller shall cause DC Owner to deliver a Notice of Transfer in the form set forth on Section 7.5(c) of the Company Disclosure Letter to each tenant at the DC Property with a copy of such notice to the Mayor of the District of Columbia (each, a “TOPA Notice”). Seller shall use reasonable efforts to cause DC Owner to extend to the tenants of the DC Property no greater rights than are required by TOPA. It shall be a condition to Buyer’s obligation to close on DC Owner and the DC Property that a title insurance policy for the DC Property from the Title Company (or another national title company reasonably acceptable to Buyer) if issued would not contain an exception for the rights of the residential tenants of the DC Property to purchase the DC Property pursuant to TOPA and would include an affirmative endorsement over TOPA. Buyer agrees to use commercially reasonable efforts to cause the issuance of such title insurance policy.
(i)   Seller shall use reasonable efforts to send TOPA Notices to each tenant at the DC Property and to the Mayor of the District of Columbia (or her designee) by certified mail within five (5) Business Days after the effective date of the Agreement. Following delivery of the TOPA Notice to the tenants at the DC Property (and a copy of such TOPA Notice to the Mayor of the District of Columbia) in accordance with this Section 7.5(c), Seller shall use reasonable efforts to keep Buyer reasonably informed with respect to any questions or correspondence received by Seller or DC Owner from tenants at the DC Property or the Mayor of the District of Columbia with respect to the TOPA Notice or otherwise in connection with the assignment of the Acquired Interests contemplated by this Agreement as it relates to the DC Property including, without limitation, by providing to Buyer copies of all written questions or correspondence received as promptly as reasonably practicable.
(ii)   If a TOPA Claim or any other claims relating to TOPA brought by any other party is asserted, then the Parties shall cooperate and use reasonable efforts to pursue a TOPA Claim Resolution.

All costs incurred in complying with TOPA and resolving any TOPA Claims (including the costs of any settlement) or any other claims relating to TOPA brought by any other party shall be shared equally between Buyer and Seller except that Seller shall pay for the costs of preparing and mailing the TOPA Notices.
(A)   If a TOPA Claim is asserted and a TOPA Claim Resolution has occurred on or before the scheduled Closing Date, then Closing shall occur with respect to DC Owner and the DC Property on the scheduled Closing Date.
(B)   If a TOPA Claim is asserted and a TOPA Claim Resolution has not occurred by the scheduled Closing Date, then: (1) DC Owner shall be excluded from the Pre-Closing Reorganization and the Closing shall otherwise proceed in accordance with this Agreement except that the Purchase Price payable at such Closing shall be reduced by the amount of the DC Property Allocated Purchase Price; provided that, this Agreement shall survive the Closing with respect to DC Owner and the DC Property unless and until a Subsequent Closing occurs; (2) if a TOPA Claim Resolution occurs prior to termination of this Agreement in accordance with clause (3) of this Section 7.5(c)(ii)(B) below, then (x) Seller and Buyer shall promptly proceed to close Buyer’s acquisition of DC Owner (the “Subsequent Closing”) in accordance with this Agreement, except that such Subsequent Closing shall be structured as an assignment by Seller to the Company of the DC Owner Interests, (y) the purchase price payable at such Subsequent Closing shall be an amount equal to the DC Property Allocated Purchase Price (subject to adjustment and proration in accordance with this Agreement, mutatis mutandis, with time periods for such adjustments and pro rations therein determined as of the date of such Subsequent Closing), and (z) subject to satisfaction or waiver of all other applicable conditions to Closing set forth in Article 8 hereof (except that the condition set forth in Section 8.1(a) shall not need to be satisfied again and all other conditions shall need to be satisfied or waived only to the extent that apply as to DC Owner and DC Property); (3) if a TOPA Claim Resolution has not occurred by the date that is twelve (12) months following the Closing of Buyer’s acquisition of the Acquired Interests (other than the DC Owner Interests) (the “Subsequent Outside Date”), Seller Parent and Buyer shall each have the right to terminate this Agreement with respect to the acquisition of DC Owner and the DC Property, in which event none of the Parties shall have any further obligations with respect to the purchase and sale of DC Owner or the DC Property hereunder; and (4) Section 10.13 sets forth the Parties’ sole and exclusive remedy in the event of any breach or violation of this Section 7.5(c) (provided that, solely for purposes of this clause (4), Section 10.13(b)(ii) shall not apply). In addition, in the event of a TOPA Successful Claim, Seller shall have the right to terminate this Agreement with respect to the acquisition of DC Owner and the DC Property by giving Buyer five (5) Business Days advance written notice, in which event none of the Parties shall have any further obligations with respect to the purchase and sale of DC Owner or the DC Property hereunder, provided the obligation of Buyer and Seller with respect to payment of costs pursuant to Section 7.5(c)(ii) shall survive termination. Notwithstanding the immediately preceding sentence, in the event that Buyer notifies Seller within five (5) Business Days after Seller notifies Buyer of the occurrence of a TOPA Successful Claim that Buyer desires that DC Owner provide an offer of sale to the tenants of the DC Property pursuant to TOPA, Buyer and Seller shall negotiate in good faith for a period not to exceed thirty (30) days to agree to and enter into an amendment to this Agreement to provide for such an offer of sale and Buyer’s and Seller’s rights and obligations in connection therewith, with each of Buyer and Seller acknowledging that the right of tenants, tenant organizations, and the Mayor of the District of Columbia or the District of Columbia (or any agency or instrumentality thereof) under TOPA as it relates to an offer of sale differ materially from the requirements under TOPA as it relates to a Notice of Transfer. Any such amendment will not affect any of the terms and conditions of this Agreement with respect to the purchase and sale of the Acquired Interests (other than the DC Owner Interests). In the event Buyer provides such notice, Seller may not terminate this Agreement with respect to the acquisition of the DC Owner and the DC Property until the expiration of such thirty (30) day period and, if Buyer timely gives such notice less than thirty (30) days prior to the Subsequent Outside Date, the Subsequent Outside Date shall be extended until the expiration of the thirty (30)-day negotiation period. No termination of this Agreement with respect to the DC Owner and the DC Property pursuant to this Section 7.5(c)

shall affect the rights and obligations of the Parties with respect to the remaining Company Properties and remaining Company Subsidiaries.
(iii)   In the event that the DC Property is excluded from the Closing pursuant to Section 7.5(c)(ii)(B), from the Closing Date and until the date of the Subsequent Closing, Seller Parent (or any of its applicable subsidiaries which is not the Company or any Company Subsidiary) shall be permitted to encumber the DC Property with any Lien required to secure the Indebtedness of Seller Parent or such subsidiaries or that is otherwise related to the Indebtedness of Seller Parent or such subsidiaries (the “Permitted DC Property Liens”); provided that (A) the terms of any Indebtedness of Seller Parent or such subsidiaries that is secured by or otherwise related to a Permitted DC Property Lien shall provide that each applicable Permitted DC Property Lien shall be released in connection with the Subsequent Closing upon the payment of the allocated loan amount with respect to such DC Property or payoff of such Indebtedness, (B) Seller Parent or such subsidiaries shall pay off an amount no less than the allocated loan amount with respect to such DC Property in advance of or concurrently with and subject to the occurrence of the Subsequent Closing such that each Permitted DC Property Lien is released in advance of or concurrently with the Subsequent Closing as contemplated in clause (A) and (C) Seller Parent shall provide customary release documentation with respect to such Permitted DC Property Liens.
(d)   With respect to the Company Property located at 1201 S Ross St, Arlington, Virginia and commonly known as Trove Apartments, Seller and Seller Parent shall use commercially reasonable efforts to resolve the Notice of Violation Case Number ZENF25-00040 from the City of Arlington, dated March 3, 2025, including, without limitation, by using commercially reasonable efforts to (i) cause to be completed all requirements to apply for (A) a Certificate of Occupancy for Building A, Units B202, B204, B207-B215 and Building B Units B118-B122 and B133-B134 and (B) a Master Certificate of Occupancy for all units, amenities, fitness center, terrace, swimming pool and garage (668 spaces) (collectively, the “Arlington COs”) and (ii) upon completion of such requirements, file all applications and documents required to apply for such Arlington COs.
Section 7.6   Notification of Certain Matters.
(a)   Seller Parent and its Representatives shall give prompt notice to Buyer Parent, and Buyer Parent and its Representatives shall give prompt notice to Seller Parent, of (i) any notice or other communication received by such Party from (x) any Governmental Authority in connection with this Agreement or the transactions contemplated by this Agreement, or (y) from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, and (ii) any material Actions threatened or commenced against or otherwise affecting any Party, the Company or any of the Company Subsidiaries, as the case may be, that are related to this Agreement or the transactions contemplated by this Agreement.
(b)   Seller Parent and its Representatives shall give prompt notice to Buyer Parent, and Buyer Parent and its Representatives shall give prompt notice to Seller Parent, if (i) any representation or warranty made by it contained in this Agreement becomes untrue or inaccurate such that it would be reasonable to expect that the applicable closing conditions would be incapable of being satisfied by the Outside Date, or (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement. Without limiting the foregoing, Seller Parent and its Representatives shall give prompt notice to Buyer Parent, and Buyer Parent and its Representatives shall give prompt notice to Seller Parent, if, to the Knowledge of such Party, the occurrence of any state of facts, change, development, event or condition would cause, or would reasonably be expected to cause, any of the conditions to Closing set forth herein not to be satisfied or satisfaction to be materially delayed. Notwithstanding anything to the contrary in this Agreement, the failure by Seller Parent, Buyer Parent or their respective Representatives to provide such prompt notice under this Section 7.6(b) shall not constitute a breach of covenant for purposes of Section 8.2(b), Section 8.3(b) or Section 9.3(b)(i).
(c)   Seller Parent and its Representatives shall give Buyer Parent the opportunity to reasonably participate in the defense and settlement of any shareholder litigation against Seller Parent and/or its trustees or officers relating to this Agreement and the transactions contemplated hereby, and no such settlement shall be agreed to without Buyer Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement involves no admission of liability and no restrictions or other obligations binding on Buyer Parent, Seller Parent or any of their respective Affiliates other than the payment of money and the amount of such settlement shall be fully covered by insurance proceeds. Buyer Parent and its Representatives shall give Seller Parent the opportunity to reasonably participate in the defense and settlement of any litigation against Buyer Parent and/or its directors or officers relating to this Agreement and the transactions contemplated hereby, and no such settlement shall be agreed to without Seller Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), unless such settlement involves no admission of liability and no restrictions or other obligations binding on Buyer Parent, Seller Parent or any of their respective subsidiaries other than the payment of money and the amount of such settlement shall be fully covered by insurance proceeds.
Section 7.7   Voting of Shares.   The Buyer Parties shall, and shall cause their respective Affiliates to, vote all Seller Parent Common Shares beneficially owned by the Buyer Parties or any of their respective Affiliates as of the record date for the Seller Parent Shareholder Meeting, if any, in favor of approval of this Agreement.
Section 7.8   Takeover Statutes.   The Parties shall use their respective commercially reasonable efforts (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the other transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the transactions contemplated by this Agreement.
Section 7.9   Subsidiaries.   The Company shall cause each of the Company Subsidiaries to comply with and perform all of its obligations under or relating to this Agreement.
Section 7.10   Tax Matters.   Buyer Parent and Seller Parent shall cooperate in good faith in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property or economic interest transfer or gains, sales, use, transfer, recordation, value added, share transfer or stamp taxes, any transfer, recording, registration and other fees and any similar Taxes that become payable in connection with the transactions contemplated by this Agreement (together with any related interest, penalties or additions to Tax, “Transfer Taxes”), and shall cooperate in good faith in attempting to minimize the amount of Transfer Taxes. Buyer shall pay, or cause to be paid, all Transfer Taxes related to the Pre-Closing Reorganization at Closing. With respect to Transfer Taxes payable in connection with assignment of the Acquired Interests to Buyer at Closing, the following shall apply: (a) with respect to Transfer Taxes payable in connection with the transfer of the Company Properties located in the State of Georgia and/or the transfer of equity interests of any Company Subsidiary that holds any such Company Properties, Seller shall pay or cause to be paid any Georgia Real Estate Transfer Tax; (b) with respect to Transfer Taxes payable in connection with the transfer of the Company Properties located in the Commonwealth of Virginia and/or the transfer of the equity interests of any Company Subsidiary that holds any such Company Properties (i) Buyer shall pay or cause to be paid, without deduction or withholding from any consideration or amounts payable to Seller, any state grantee or recordation tax and any city or local grantee or recordation tax and (ii) Seller shall pay or cause to be paid any state grantor tax and any regional WMATA capital fees; and (c) with respect to Transfer Taxes payable in connection with the transfer of the DC Property and/or the DC Owner Interests (i) Buyer and Seller shall each pay or cause to be paid, without deduction or withholding from any consideration or amounts payable to Seller, fifty percent (50%) of any District of Columbia Recordation Tax and (ii) Buyer and Seller shall each pay or cause to be paid, fifty percent (50%) of any District of Columbia Transfer Tax. The provisions of this Section 7.10 shall survive Closing.
Section 7.11   Buyer Parent Financing.
(a)   The Buyer Parties shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, as promptly as possible, all things necessary, proper or advisable to consummate and obtain the Financings on the terms and conditions set forth in the Financing Commitments, including using reasonable best efforts to, as promptly as possible, (i) maintain in effect the Financing Commitments and negotiate and enter into definitive agreements with respect to the Financings on the terms and conditions substantially comparable or no less favorable, in the aggregate, to Buyer Parent than the terms and conditions set forth in the Financing Commitments (including any related flex provisions) (the “Financing Agreements”), and execute and deliver to the Company copies thereof concurrently with such execution, (ii) satisfying on a timely basis all conditions applicable to any of the Buyer Parties set forth in the Financing Commitments and the Financing Agreements and comply with their obligation thereunder, (iii) enforcing (including through litigation) its rights, including, if any, to specific performance, under the Financing Commitments and the Financing Agreements, (iv) prepare the necessary offering circulars, private placement memoranda, or other offering documents or marketing materials with respect to the Financings or any Alternate Financing described in Section 7.11(d) and (v) at or prior to the Closing consummating the Financings contemplated by the Financing Commitments.
(b)   Buyer Parent shall (i) comply in all material respects with the Financing Commitments and each of the Financing Agreements, and (ii) keep Seller Parent informed on a timely basis and in reasonable detail of the status of its efforts to consummate the Financings, including prompt notice if for any reason (and in any event no later than two (2) Business Days following the date) Buyer Parent has concluded in good faith that it will not be able to obtain any part of the Financings on the Closing Date, and shall give Seller Parent prompt notice of (and in any event no later than two (2) Business Days following) (x) any breach or default by any party to any Financing Commitments or Financing Agreements of which Buyer Parent becomes aware, and (y) of the receipt by Buyer Parent of any notice or other communication from any Financing Source for the Financings with respect to any (A) breach, default, termination or repudiation by any party to any Financing Commitment or any Financing Agreement of any provisions of any Financing Commitment or any Financing Agreement, or (B) material dispute or disagreement between or among any parties to any Financing Commitment or any Financing Agreement that could reasonably be expected to delay or prevent the Closing. As soon as reasonably practicable after any request by Seller Parent in writing, Buyer Parent shall provide any information reasonably requested by Seller Parent relating to any circumstance referred to in clauses (A) or (B) of the immediately preceding sentence.
(c)   None of the Buyer Parties shall, without the prior written consent of Seller Parent, replace (including pursuant to Section 7.11(d) below), permit or consent to the assignment of commitments by any Financing Source, supplement, amend, modify or permit to exist any waiver of any of the Financing Commitments and Financing Agreements if any such replacement financing, supplement, amendment, modification or waiver (i) reduces the proceeds of the Financings available on the Closing Date from that contemplated in the Financing Commitments (after netting out original issue discount, upfront fees and other similar premiums and charges), (ii) imposes new or additional conditions or other terms or otherwise expands, amends or modifies any of the conditions or contingencies to the receipt of the Financings or other terms as set forth in the Financing Commitments, (iii) could reasonably be expected to delay or prevent the Closing or the funding of all or any portion of the Financings, (iv) could reasonably be expected to make the timely funding of all or any portion of the Financings or satisfaction of the conditions to obtaining the Financings less likely to occur or (v) could reasonably be expected to adversely impact the ability of Buyer Parent (or Seller Parent) to enforce any rights, including, if any, to specific performance, against the Financing Sources and any other parties to the Financing Commitments; provided that, for the avoidance of doubt, Buyer Parent may amend, supplement, modify or waive any terms of the Debt Commitment Letter or other definitive agreements with respect thereto without the consent of Company in any manner not prohibited by the foregoing, including to (I) correct typographical errors or (II) add lenders, lead arrangers, bookrunners, syndication agents or similar entities of similar credit quality (by assignment or otherwise). Buyer Parent shall promptly (and in any event no later than two (2) Business Days thereafter) deliver to the Company executed copies of any replacements, modifications or waivers of or any supplements or amendments to the Financing Commitments. References in this Agreement to the “Debt Commitment Letters,” the “Equity Funding Letter,” and the “Financing Commitments” shall include any replacements, modifications or waivers of or any supplements or amendments to the Financing Commitments obtained by Buyer Parent pursuant to and in accordance with this Section 7.11(c), and references herein to “Debt Financing,” “Equity Funding” and “Financing” shall be deemed to include any such replacement financing.
(d)   Subject to the terms and conditions of this Section 7.11, in the event that any portion of the Financings becomes unavailable on terms and conditions substantially comparable or no less favorable, in the aggregate, to Buyer Parent than the terms and conditions (including any flex provisions applicable with respect to the Debt Financing) contemplated in the Financing Commitments, expires by its terms, is terminated by any of the parties to the Financing Commitments or any Financing Source notifies any of the Buyer Parties or any of their respective Affiliates of the unwillingness of the Financing Sources (or any of them) to proceed with the Financings (an event referred to in this sentence, a “Financing Notice Event”), the Buyer Parties shall (i) promptly (and in any event within two (2) Business Days) notify the Company of the Financing Notice Event and (ii) as promptly as practicable following the occurrence of the Financing Notice Event, use reasonable best efforts to arrange and obtain financing from alternative sources in an amount at least equal to the Financings or such unavailable portion thereof, as the case may be, on terms permitted by Section 7.11(c) and otherwise not materially less favorable to Buyer Parent (the “Alternate Financing”), and to obtain a new financing commitment letter with respect to such Alternate Financing (the “New Commitment Letter”) which shall replace the applicable existing Financing Commitment. Buyer Parent shall promptly (and in any event within two (2) Business Days) deliver to Seller Parent true and complete copies of the New Commitment Letter and all other agreements relating to such Alternate Financing. References in this Agreement to the “Debt Commitment Letters,” the “Equity Funding Letter,” and the “Financing Commitments” shall include any commitment for Alternate Financing obtained in replacement thereof by Buyer Parent pursuant to this Section 7.11(d) and references to “Debt Financing,” “Equity Funding” and “Financing” shall be deemed to include such Alternate Financing.
(e)   Buyer Parent acknowledges and agrees that it shall be fully responsible for the Equity Funding and Buyer Parent shall use reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable to obtain the Equity Funding, including using reasonable best efforts to take all actions necessary to (i) comply with the terms of and maintain in effect the Equity Funding Letter, (ii) satisfy on a timely basis all conditions and obligations in the Equity Funding Letter and (iii) consummate and fund the Equity Funding at or prior to the Closing. Buyer Parent further agrees that it shall take (or cause to be taken) all actions and do (or cause to be done) all things necessary, proper or advisable to fully enforce its rights (including through litigation) under the Equity Funding Letter.
(f)   Prior to the Closing, and at Buyer Parent’s sole expense, Seller Parent agrees to provide, and shall cause Seller, the Company and the Company Subsidiaries and their respective Representatives to provide, commercially reasonable cooperation in connection with the arrangement of the Debt Financing of the type contemplated by the Debt Commitment Letters as may be reasonably requested by the Buyer Parties or as may be required or reasonably requested by any applicable financing sources. Without limiting the generality of the foregoing, such commercially reasonable efforts shall include: (i) participating in a reasonable number of due diligence sessions, drafting sessions, road shows, lender meetings, ratings agency presentations and other syndication activities and presentations, in each case, upon reasonable notice at mutually agreed times and places (or by video or telephone conference), (ii) reasonably promptly furnishing Buyer Parent and its financing sources with existing historical financial and other existing pertinent information regarding the Company and the Company Subsidiaries that is necessary or customary for financings of the type contemplated by the Debt Financing as may be reasonably requested by the Buyer Parties, (iii) assisting Buyer Parent and its financing sources in the preparation of (A) a confidential information memorandum and similar customary marketing materials in connection with the Debt Financing, (B) customary materials for rating agency presentations, (C) pro forma financial information and pro forma financial statements, in each case of this clause (C), solely with respect to financial information and data derived from historical books and records and only to the extent required to be delivered pursuant to the Debt Commitment Letters or any financing sources at Buyer’s cost, and (D) other customary and commercially reasonable documentation and information of a similar type and scope as reasonably requested by a rating agency, financing source or other third party, (iv) reasonably cooperating with the marketing efforts of Buyer Parent and Financing Lenders for the Debt Financing, (v) providing customary authorization and representation letters and certificates, (vi) assisting with the preparation of credit agreements, pledge and security documents and other definitive financing documents in connection with the Debt Financing (including customary indemnities, affidavits and bring down certificates issued in connection with a securitization of the Debt Financing), with such documents subject to the occurrence of, and to be effective no earlier than, the Closing Date and such documents to be consistent with the terms and conditions of the Debt Commitment Letters, (vii) to the extent constituting a condition precedent under the Debt Commitment Letters or otherwise required by the definitive debt agreements, using commercially reasonable efforts to facilitate the pledging of collateral in connection with the Debt Financing; provided that no such action shall be effective until the Closing, (viii) cooperating in connection with the repayment or defeasance of any Indebtedness of the Company or any of Company Subsidiaries as of, and subject to the occurrence of, the Closing, and the release of related Liens following the repayment in full of such Indebtedness, including timely delivering such payoff, defeasance or similar notices under any existing mortgage or mezzanine loans of the Company or any Company Subsidiary as reasonably requested by Buyer Parent, (ix) provide to Buyer Parent upon written request all documentation and other information with respect to the Company and regulations, including the PATRIOT Act in connection with the Debt Financing, in each case as reasonably requested by Buyer Parent required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and to the extent requested at least 10 business days prior to the Closing Date, (x) cooperate with obtaining commercially customary title insurance (subject to reasonable customary exceptions thereto) with respect to each material Company Property as reasonably requested by Buyer Parent, (xi) to the extent reasonably requested by Buyer and necessary in connection with the Debt Financing, use commercially reasonable efforts to obtain estoppels and certificates from lenders, managers, franchisors, ground lessors, ground lessees and counterparties to reciprocal easement agreements, declarations and similar agreements in form and substance reasonably satisfactory to any potential financing source, and (xii) to the extent reasonably requested by Buyer Parent and necessary in connection with the Debt Financing, provide customary and reasonable assistance to allow Buyer Parent and its Representatives to conduct customary appraisal and non-invasive environmental and engineering inspections of each Company Property (provided, however, that (A) neither Buyer Parent nor its Representatives shall have the right to take and analyze any samples of any environmental media (including soil, groundwater, surface water, air or sediment) or any building material or to perform any invasive testing procedure on any such property without Seller Parent’s prior written consent, (B) Buyer Parent shall schedule and coordinate all inspections with Seller Parent in accordance with Section 7.2, and (C) Seller Parent shall be entitled to have representatives present at all times during any such inspection). Notwithstanding anything to the contrary in this Section 7.11 or any other provisions of this Agreement, (A) prior to the Closing, none of Seller Parent, Seller, the Company and any of the Company Subsidiaries shall have any responsibility for, or incur any liability to, any Person under, or in connection with the transactions contemplated by, any of the Financing Commitments, the Financing Agreements and any certificate, document or instrument relating to the Financings, including giving any representations and warranties to any third parties (except for any customary authorization letter in connection with the Debt Financing) or indemnification thereof, (B) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to take any action (I) under, or in connection with the transactions contemplated by, any agreement, certificate, document or instrument relating to the Financings that is not contingent upon the Closing Date (including the entry into any agreement that is effective before the Closing Date), (II) that would reasonably be expected to cause any manager, director, officer, trustee, or employee of Seller Parent, Seller, the Company or any of the Company Subsidiaries to incur any personal liability relating to the Financings, (III) that will conflict with or violate its Organizational Documents or any applicable Laws, (IV) result in the loss of attorney-client privilege or other similar legal privilege or (V) that would cause any condition to the Closing to fail to be satisfied or otherwise cause any material breach of this Agreement, (C) the pre-Closing board of trustees (or similar governing body) of Seller Parent, Seller, the Company and any of the Company Subsidiaries shall not be required to adopt resolutions approving the agreements, documents and instruments pursuant to which the Financings are obtained, (D) none of Seller Parent, Seller, the Company and any of the Company Subsidiaries shall be required to execute any definitive financing documents, including any credit or other agreements, pledge or security documents, or other certificates, legal opinions or documents in connection with the Financings that are effective prior to the Closing, (E) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to take any corporate actions that are effective prior to the Closing to permit the consummation of the Financings, (F) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to engage in any cooperation that would unreasonably interfere with the normal operations of Seller Parent, Seller, the Company or the Company Subsidiaries, (G) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to approach any third parties prior to the Closing Date to discuss agreements limiting the rights of such third parties, (H) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to consent to the pre-filing of UCC-1s or the grant of liens on Seller Parent’s, Seller’s, the Company’s or the Company Subsidiaries’ assets prior to the Closing Date, (I) none of Seller Parent, Seller, the Company or any of the Company

Subsidiaries shall be required to deliver any projections, pro forma financial information or any other forward-looking information to any third parties; provided that this clause (I) shall in no way limit Seller Parent’s obligation to cooperate in the preparation of such pro forma financial information by Buyer Parent to the extent required in the immediately preceding sentence, (J) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to deliver any financial statements in a form or subject to a standard different than those provided to Buyer Parent on or prior to the date of this Agreement and (K) none of Seller Parent, Seller, the Company or any of the Company Subsidiaries shall be required to deliver any legal opinions or accountants’ cold comfort letters or reliance letters. Buyer Parent shall, promptly upon demand by Seller Parent, reimburse Seller Parent for all reasonable out-of-pocket costs and expenses incurred by Seller Parent, Seller, the Company, the Company Subsidiaries and their respective Representatives in connection with such cooperation. The Buyer Parties shall, on a joint and several basis, indemnify and hold harmless Seller Parent, Seller, the Company, the Company Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Financings and any information utilized in connection therewith. None of Seller Parent, Seller, the Company, the Company Subsidiaries and their respective Representatives shall have any liability to Buyer Parent or any of its Affiliates in respect of any financial statements, other financial information or data or other information provided pursuant to this Section 7.11(f). Notwithstanding anything to the contrary, the condition set forth in Section 8.2(b), as it applies to Seller Parent’s obligations under this Section 7.11(f) shall be deemed satisfied unless the Financings (or any Alternate Financing) have not been obtained primarily as a result of Seller Parent, Seller, the Company’s or the Company Subsidiaries’ willful and material breach of its obligations under this Section 7.11(f). Subject to the immediately preceding sentence, the cooperation set forth in Section 7.11(f)(i) through Section 7.11(f)(xii) above shall also apply with respect to sources of agency debt, subject to the same limitations and exclusions set forth in the immediately following paragraph.
(g)   All non-public or otherwise confidential information regarding Seller Parent, Seller, the Company and the Company Subsidiaries obtained by Buyer Parent or its Representatives pursuant to Section 7.11(f) above shall be kept confidential in accordance with the Nondisclosure Agreement, and Buyer Parent shall be liable for any breach of this provision or the Nondisclosure Agreement by Buyer Parent or any of its Representatives to the same extent as if the breach had been committed directly by Buyer Parent.
(h)   Seller Parent hereby consents, on behalf of itself, Seller, Company and the Company Subsidiaries, to the customary and reasonable use of the logos relating to Seller Parent solely in connection with the Debt Financing for purposes of inclusion in customary marketing materials in connection with the syndication of such Debt Financing and inclusion in any customary “tombstones” describing the Debt Financing; provided that such logos are used in a manner that is not intended to or reasonably likely to harm or disparage Seller Parent’s reputation or goodwill.
(i)   For the avoidance of doubt, the Parties acknowledge and agree that the provisions contained in this Section 7.11 represent the sole obligation of Seller Parent, Seller, the Company, the Company Subsidiaries and their respective Representatives with respect to cooperation in connection with any indebtedness, financing or the arrangement of any modifications thereto (including, for the avoidance of doubt, the Financings) to be obtained by any of the Buyer Parties or any of their respective Affiliates with respect to the transactions contemplated by this Agreement, and no other provision of this Agreement shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Financings) by any of the Buyer Parties or any of their respective Affiliates or any other financing or other transactions (including any consents, waivers, amendments or other modifications with respect to indebtedness of Seller Parent, Seller, the Company and the Company Subsidiaries) be a condition to any obligations of any of the Buyer Parties under this Agreement.
Section 7.12   Seller Parent Name and Marks.
(a)   Except as otherwise expressly provided in this Section 7.12, the Buyer Parties acknowledge and agree on behalf of themselves and their respective Affiliates (i) that all rights in and to the Seller Parent Names and Seller Parent Marks shall terminate on the Closing Date and (ii) all uses of the Seller Parent Names and Seller Parent Marks shall cease immediately upon the Closing.

(b)   The Buyer Parties and their respective Affiliates shall (i) immediately upon the Closing Date cease all use of any of the Seller Parent Names and Seller Parent Marks on or in connection with all stationery, business cards, purchase orders, lease agreements, invoices and other similar correspondence and any documents of a contractual nature and (ii) promptly, and in any event no later than sixty (60) days after the Closing Date, complete the removal of the Seller Parent Names and any Seller Parent Marks from all products, services and promotional brochures.
(c)   After the Closing Date the Buyer Parties and their respective Affiliates will not expressly, or by implication, do business as or represent themselves as Seller Parent or an Affiliate thereof.
(d)   Promptly after the Closing Date, but in any event no later than thirty (30) Business Days after the Closing Date, the Buyer shall or shall cause its Affiliates to make all filings with any office, agency or body and take all other actions necessary to effect the elimination of any use of the Seller Parent Names and Seller Parent Marks from the corporate names, registered names or registered fictitious names of the Company and its Affiliates.
(e)   Except to the extent expressly provided in this Section 7.12, none of the Buyer Parties nor any of their respective Affiliates shall have any rights in any of the Seller Parent Names and Seller Parent Marks and none of the Buyer Parties nor any of their respective Affiliates shall contest the ownership or validity of any rights of Seller Parent or any of its Affiliates in or to any of the Seller Parent Names and Seller Parent Marks.
(f)   The Buyer Parties shall cause their respective Affiliates to adhere to and comply with the provisions of this Section 7.12.
Section 7.13   Employee Matters.
(a)   Not less than ten (10) Business Days prior to the Closing Date, Buyer shall, or shall cause an Affiliate of Buyer to, extend a Comparable Offer of Employment with Buyer or one of its Affiliates, effective as of the Closing Date and subject to completion of the Buyer’s or its respective Affiliate’s standard pre-employment screening procedures and documentation in a manner that is reasonably satisfactory to Buyer, and consistent with Buyer’s past practice, to each Employee, each Replacement Employee and any other employee whose employment is at a Company Property and, in each case, who is specifically identified on Section 7.13(a) of the Company Disclosure Letter (the “Employee List”) and who is employed by a Seller Party as of immediately prior to the Closing Date (each, a “Scheduled Employee”). The Employee List shall include all of the Employee List Criteria for each Scheduled Employee and shall be updated at times prior to the Closing, as reasonably requested by Buyer, including to reflect any replacement or removal of a Scheduled Employee, in each case, to the extent permitted by, and otherwise in accordance with, the terms of this Agreement, and the addition of any other employee as mutually agreed upon by Seller and Buyer (and each such employee on the Employee List as of immediately prior to the Closing shall be a “Scheduled Employee” for purposes of this Section 7.13). Any Scheduled Employee who accepts and commences active employment with Buyer or an Affiliate of Buyer shall be referred to herein as a “Hired Employee”, with such employment to be conditioned upon the consummation of the transactions contemplated by this Agreement; provided, however, that with respect to any Scheduled Employee who is not actively employed at the time such offers are made because such employee is on a short-term or long-term disability leave, workers’ compensation, or similar leave of absence (other than regularly scheduled vacation) (collectively, the “Leave of Absence Employees”), Buyer and its Affiliates shall be under no obligation to make an offer to any such Leave of Absence Employee unless and until such Leave of Absence Employee returns to active employment on or within six months following the Closing Date (or such longer period as may be required by applicable Law).
(b)   To the extent Buyer or an Affiliate of Buyer fails to make a Comparable Offer of Employment to a Scheduled Employee on terms satisfying this Section 7.13 and such failure results in any obligation of payment of any severance or other benefits to such Scheduled Employee under the Seller Severance Pay Plan (“Scheduled Employee Severance”), Buyer shall be solely responsible for such Scheduled Employee Severance (and Buyer shall, and shall cause its Affiliates to, reimburse and otherwise indemnify and hold harmless Seller and its Affiliates for all such severance and other benefits and costs incurred to the extent provided by Seller to such Scheduled Employee under the Seller Severance Pay Plan) and at Closing, Buyer shall and shall cause its Affiliates to, reimburse Seller and its Affiliates for an amount equal to such Scheduled Employee’s prorated bonus, based on the target bonus reflected on Section 4.24(a) of the Company Disclosure Letter, for the year in which the Closing Date occurs to each such Scheduled Employee who typically receives an annual cash bonus from Seller or its Affiliates.
(c)   The applicable Seller Party or its respective Affiliates (including the Company) shall terminate the employment of each Hired Employee who is not a Leave of Absence Employee, effective as of immediately prior to the Closing.
(d)   As of the Closing Date and until the first anniversary of the Closing Date, each Hired Employee shall receive from Buyer or an Affiliate of Buyer: (i) an annual salary or wage rate and annual bonus opportunity that are each not less than the annual salary or wage rate and annual bonus opportunity provided by Seller or its Affiliates to such Hired Employee immediately prior to the Closing Date and (ii) employee benefit plan coverage that is substantially comparable in the aggregate to the employee benefit plan coverage provided to similarly situated employees of Buyer or an Affiliate of Buyer. For the avoidance of doubt, the Parties intend that the terms and conditions of employment offered by Buyer, or an Affiliate of Buyer, to the Hired Employees shall not constitute an “employment loss” under the WARN Act.
(e)   From the Closing Date until the date that is one hundred eighty (180) days after the Closing Date, each Hired Employee shall receive from Buyer or an Affiliate of Buyer severance benefits that are no less favorable than those provided by Seller or its Affiliates immediately prior to the Closing Date.
(f)   The Parties intend that the Hired Employees shall have continuous and uninterrupted employment immediately before, on and immediately after the Closing Date, and the Parties shall use reasonable efforts to ensure the same. For purposes of eligibility to participate, vesting, benefit accruals and level of benefits (except as otherwise specifically provided below) under any benefit plan maintained by Buyer and/or an Affiliate of Buyer providing benefits to any Hired Employee after the Closing Date, each Hired Employee shall be credited with his or her years of service with Seller and its Affiliates (and any predecessors) prior to Closing Date, to the same extent as such Hired Employee was (or would have been) entitled, before the Closing Date, to credit for such service under the benefit plans of Seller and its Affiliates; provided, however, that such service need not be recognized (i) to the extent that such recognition would result in any duplication of benefits for the same period of service, (ii) for any purpose under any defined benefit retirement plan, retiree welfare plan, or equity-based incentive of Buyer or its Affiliates, (iii) to the extent not recognized by Seller or its Affiliates for similar purposes or (iv) for purposes of any plan, program or arrangement (A) under which similarly situated employees of Buyer and its Affiliates do not receive credit for prior service or (B) that is grandfathered or frozen, either with respect to level of benefits or participation. With respect to Hired Employees, Buyer and/or its Affiliates shall take commercially reasonable steps to waive any applicable waiting periods, pre-existing conditions or actively-at-work requirements and shall give such employees credit under the new coverages or benefit plans for deductibles, co-insurance and out-of-pocket payments that have been paid during the year in which each Hired Employee begins participation in the benefit plan of Buyer.
(g)   If and to the extent required by applicable Law or policy, Seller or its Affiliates (as applicable) shall pay each Hired Employee all accrued and earned but unused vacation, sick leave and other paid time off for periods prior to the Closing Date as soon as administratively practicable following the Closing Date or as required by applicable Law. Each Hired Employee shall be eligible for vacation, sick leave and paid time off policies that are substantially similar to those provided to similarly situated employees of the Buyer or an Affiliate of the Buyer.
(h)   Buyer agrees to provide or cause to be provided any required notice under the WARN Act and otherwise to comply in all material respects with the WARN Act with respect to any “plant closing” or “mass layoff” or similar event affecting Hired Employees and occurring in the ninety (90)-day period after the Closing Date. Seller agrees to provide or cause to be provided any required notice under the WARN Act, and otherwise to comply in all material respects with the WARN Act with respect to any “plant closing” or “mass layoff” or similar event affecting employees of Seller and its Affiliates and occurring on or prior to the Closing Date.
(i)   Seller agrees that, notwithstanding the terms of any noncompetition, non-solicitation, nondisclosure, non-interference, or similar restrictive covenant between any Seller Party or its Affiliates and a Hired

Employee, such Hired Employee shall be permitted to provide services to Buyer and its Affiliates (including the Company and any Company Subsidiary) following the Closing, and Seller shall not, and shall cause its Affiliates to not, seek to enforce the terms of any such restrictive covenant against Buyer or any of its Affiliates (including the Company or any Company Subsidiary) or any Hired Employee following the Closing Date in connection with any Hired Employee’s employment or service with Buyer or its Affiliates.
(j)   The provisions of this Section 7.13 are solely for the benefit of the Parties, and no provision of this Section 7.13 is intended to, or shall, constitute the establishment or adoption of or an amendment to any employee benefit plan for purposes of ERISA or otherwise, or result in any current or former director, employee, consultant of Seller or its Affiliates or any other individual associated therewith being regarded for any purposes as a third party beneficiary of this Agreement or have the right to enforce the provisions hereof. For the avoidance of doubt, nothing in this Agreement, express or implied, shall confer upon any employee (including any Hired Employee), or any legal representative or beneficiary thereof, any rights or remedies, including any right to employment or continued employment for any specified period, or compensation or benefits of any nature or kind whatsoever under this Agreement.
(k)   For the avoidance of doubt, the provisions of this Section 7.13 shall apply to each Scheduled Employee with respect to the DC Property.
Section 7.14   Pre-Closing Reorganization Transactions.   During the Interim Period, the Parties shall cooperate, and the Buyer Parties shall provide such assistance as Seller may reasonably request, to effectuate the Pre-Closing Reorganization prior to the Closing; provided that (i) none of the Seller Parties, Company nor any of the Company Subsidiaries shall be required to take any action in contravention of (A) any Organizational Document of the Seller Parties, the Company or any of the Company Subsidiaries, (B) any material contract to which they are a party or (C) applicable Law, (ii) any exercises of any rights of termination or other terminations, sales or transactions, including other obligations of the Seller Parties, Company or Company Subsidiaries to incur any liabilities with respect thereto, shall be contingent upon all of the conditions set forth in Article 8 having been satisfied (or, with respect to Section 8.2, waived) and receipt by Seller Parent of a written notice from Buyer stating that Buyer is prepared to proceed immediately with the Closing (it being understood that in any event the Pre-Closing Reorganization will be deemed to have occurred prior to the Closing); provided that if the Closing does not occur, if requested by Seller, the Parties shall take all action necessary to reverse or otherwise not consummate any such transactions, without any liability to the Seller Parties, the Company or any Company Subsidiary, (iii) none of the Seller Parties, the Company or any Company Subsidiary shall be required to take any such action that could adversely affect the classification as a REIT prior to the Closing Date of Seller Parent or could subject Seller Parent to any “prohibited transactions” Taxes or other material Taxes under Code Sections 857(b), 860(c) or 4981 (or other material entity-level Taxes). Seller shall not make any submissions, recording or filings related to the Pre-Closing Reorganization without Buyer’s prior written consent. Without limiting the foregoing, none of the representations, warrants or covenants of the Seller Parties, the Company or any of the Company Subsidiaries shall be deemed to apply to, or be deemed to be breached or violated by, the transactions or cooperation contemplated by this Section 7.14. At Closing, Buyer shall reimburse the Seller Parties or their respective Affiliates for all reasonable and documented out-of-pocket costs or expenses incurred by any of the Seller Parties in connection with any actions taken by the Seller Parties to effectuate the Pre-Closing Reorganization (including any title and recordation costs, transfer taxes and other similar costs or expenses related thereto) (the “Reorganization Expenses”); provided that the Reorganization Expenses shall not include professional services, advisory firm or attorney’s fees incurred pursuant to this Section 7.14. Buyer acknowledges and agrees that with respect to any Company Property that either as part of the Pre-Closing Reorganization or prior to the date hereof has been conveyed by Seller Parent or a subsidiary of Seller Parent to a Company Subsidiary by warranty deed, in the event of any breach of any such warranty claim, notwithstanding anything set forth in such warranty deed to the contrary, the sole remedy of Buyer, the Company or the applicable Company Subsidiary in the event of such a breach of warranty shall be to pursue a claim under any title insurance that may be in effect for such Company Property and none of Buyer, the Company or the applicable Company Subsidiary shall have any recourse against Seller Parent or any subsidiary of Seller Parent for such a breach. Seller Parent agrees to assign or cause to be assigned any such title insurance claim to the applicable Company Subsidiary and shall provide reasonable assistance to the applicable Company Subsidiary to pursue such claim. The obligations of Seller Parent under the foregoing sentence shall expire on the earlier to occur of (i) the issuance of a new title insurance policy insuring the applicable Company Subsidiary’s title to such Company Property or (ii) sixty (60) days after the Closing Date.
Section 7.15   Condominium Estoppels.   With respect to each Company Property that is a condominium unit, Seller shall request from the applicable condominium association that is active, and shall use commercially reasonable efforts to obtain (without any obligation to incur any material costs or expenses in connection therewith), a customary estoppel certificate with respect to such condominium units in compliance with the condominium documents and the status of any condominium fees and assessments required to be paid by the Company Subsidiary owning such condominium unit (each, a “Condominium Estoppel”).
Section 7.16   Casualty and Condemnation.   In the event that any Company Property is now, or becomes subject to prior to Closing, a condemnation or eminent domain proceeding or is damaged by fire or other casualty, Seller shall reasonably cooperate with Buyer to cause at Closing the applicable condemnation awards or insurance proceeds (other than lost rent insurance proceeds applicable to the period prior to Closing) to be assigned to Buyer or retained as the property of the applicable Company Subsidiary, less any amounts incurred by the applicable Company Subsidiary or Seller to restore the applicable Company Property. With respect to a casualty at a Company Property, Seller shall perform such repairs as necessary or appropriate to restore the applicable Company Property. With respect to any such repairs in process as of the Closing, Seller shall cause the applicable Company Subsidiary (a) to maintain access to all insurance proceeds after the Closing, (b) pay for all work incurred prior to the Closing and (c) and obtain lien waivers with respect to all such work. With respect to any such condemnation or eminent domain proceedings, Buyer shall have the right to participate in any settlement with respect thereto and, prior to Closing, Seller shall not settle any such proceeding without Buyer’s prior consent, which consent shall not be unreasonably withheld, conditioned or delayed. To the extent any such condemnation or eminent domain proceedings are not settled as of Closing, Buyer shall have the sole right to pursue and settle same following Closing. The provisions of this Section 7.16 shall survive Closing. Buyer acknowledges that Buyer shall have no right to terminate this Agreement in the event of the occurrence of a casualty or condemnation (whether noticed, otherwise threatened or pending) at any Company Property whether existing on the date hereof of hereafter occurring.
Section 7.17   Seller Parent Indebtedness.   Seller Parent shall use reasonable efforts to deliver all notices and take all other actions to facilitate the termination and repayment in full of all Indebtedness of Seller Parent set forth on Section 7.17 of the Company Disclosure Letter (the “Payoff Indebtedness”) on the Closing Date. In furtherance and not in limitation of the foregoing, Seller Parent and its subsidiaries shall use reasonable efforts to deliver to Buyer at least five (5) Business Days prior to the Closing Date a draft payoff letter, and at least one (1) Business Day prior to the Closing Date an executed payoff letter, with respect to Seller Parent’s revolving and term loan credit facilities (the “Payoff Letters”) of Seller Parent to be paid off, discharged and terminated on the Closing Date, in each case in form and substance reasonably customary for transactions of this type, from the Persons (or the applicable agent on behalf of the Persons) to whom such Indebtedness is owed.

ARTICLE 8
CONDITIONS
Section 8.1   Conditions to Each Party’s Obligations.   The respective obligations of the Parties to this Agreement to consummate the transactions contemplated by this Agreement on the Closing Date are subject to the satisfaction or, to the extent permitted by Law, waiver by each of the Parties at or prior to the Closing of the following conditions:
(a)   Seller Parent Shareholder Approval.   The Seller Parent Shareholder Approval shall have been obtained in accordance with applicable Law and the Seller Parent Declaration.(b) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other judgment, order or decree issued by any Governmental Authority of competent jurisdiction prohibiting consummation of any transaction contemplated hereby shall be in effect, and no Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority after the date of this Agreement that, in any case, makes illegal the consummation of the transactions contemplated hereby.
Section 8.2   Conditions to Obligations of Buyer Parties.   The obligations of the Buyer Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by Buyer, at or prior to the Closing, of the following additional conditions:
(a)   Representations and Warranties.   (i) The representations and warranties set forth in Section 4.1 (Organization and Qualification; Subsidiaries), Section 4.3(c) (Capital Structure), Section 4.4 (Authority), Section 4.19 (Opinion of Financial Advisor), Section 4.20 (Approval Required), and Section 4.21 (Brokers), shall be true and correct in all material respects as of the date of this Agreement and as of the Closing, as though made as of the Closing, (ii) the representations and warranties set forth in Section 4.3(a) and Section 4.3(b) (Capital Structure) and Section 4.8(b) (Absence of Certain Changes or Events) shall be true and correct in all respects as of the date of this Agreement and as of the Closing as though made as of the Closing and (iii) each of the other representations and warranties of the Company contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing, as though made as of the Closing, except (A) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date and (B) in the case of clause (iii) where the failure of such representations or warranties to be true and correct (without giving effect to any materiality or Company Material Adverse Effect qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Performance of Covenants and Obligations of the Company and the Seller Parties.   Each of the Company and the Seller Parties shall have performed in all material respects all obligations, and complied in all material respects with all agreements and covenants, required to be performed by it under this Agreement at or prior to the Closing.
(c)   Material Adverse Change.   On the Closing Date, there shall not exist any event, change, or occurrence arising after the date of this Agreement that, individually or in the aggregate, constitutes a Company Material Adverse Effect.
(d)   Delivery of Certificate.   Seller Parent shall have delivered to Buyer a certificate, dated the date of the Closing and signed by the chief executive officer and chief financial officer of Seller Parent, certifying to the effect that the conditions set forth in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been satisfied.
(e)   Delivery of Seller Documents.   On the Closing Date, Seller shall have executed and delivered the documents and deliveries set forth in Section 2.4(a).
Section 8.3   Conditions to Obligations of the Company and Seller Parties.   The obligations of the Company and Seller Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by the Seller at or prior to the Closing, of the following additional conditions:
(a)   Representations and Warranties.   (i) The representations and warranties set forth in Section 5.1 (Organization and Qualification), Section 5.2 (Authority), Section 5.6 (Brokers), Section 5.7 (Sufficient Funds; Guarantee), Section 5.8 (Solvency) and Section 5.10 (No Vote of Buyer Parent Equityholders) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing, as though made as of the Closing, and (ii) each of the other representations and warranties of Buyer contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing, as though made as of the Closing, except (A) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (B) in the case of clause (ii) where the failure of such representations or warranties to be true and correct (without giving effect to any materiality or “Buyer Material Adverse Effect” qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect.
(b)   Performance of Covenants or Obligations of the Buyer Parties.   The Buyer Parties shall have performed in all material respects all obligations, and complied in all material respects with all agreements and covenants, required to be performed by it under this Agreement at or prior to the Closing.
(c)   Material Adverse Change.   On the Closing Date, there shall not exist any event, change, or occurrence arising after the date of this Agreement that, individually or in the aggregate, constitutes a Buyer Material Adverse Effect.
(d)   Delivery of Certificate.   Buyer Parent shall have delivered to Seller a certificate, dated the date of the Closing and signed by its chief executive officer and chief financial officer (or equivalent officers) on behalf of Buyer Parent, certifying to the effect that the conditions set forth in Section 8.3(a), Section 8.3(b) and Section 8.3(c) have been satisfied.
(e)   Delivery of Buyer Documents.   On the Closing Date, Buyer shall have executed and delivered the documents and deliveries set forth in Section 2.4(b).
ARTICLE 9
TERMINATION AND FEES
Section 9.1   Termination.   This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing, notwithstanding the receipt of the Seller Parent Shareholder Approval (except as otherwise specified in this Section 9.1):
(a)   by mutual written consent of each of Buyer Parent and Seller Parent;
(b)   by either Buyer Parent or Seller Parent, upon written notice to the other:
(i)   if the transactions contemplated hereby shall not have been consummated on or before January 31, 2026 (the “Outside Date”); provided however, if this Agreement has not previously been terminated pursuant to this Section 9.1(b)(i), solely with respect to the sale of DC Owner and/or DC Property, if and as necessary in accordance with Section 7.5(c), the Subsequent Outside Date; provided further that the right to terminate this Agreement pursuant to this Section 9.1(b)(i) shall not be available to any Party if the failure of such Party to comply with any provision of this Agreement shall have been the primary cause of, or resulted in, the failure of such transactions to be consummated by the Outside Date;
(ii)   if any Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining or otherwise prohibiting the transactions contemplated hereby, and such Order or other action shall have become final and non-appealable; provided that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to any Party if the failure of such Party to comply with any provision of this Agreement shall have been the cause of, or resulted in the issuance of such final, non-appealable Order or taking of such other action by such Governmental Authority; or
(iii)   if the Seller Parent Shareholder Approval shall not have been obtained at the Seller Parent Shareholder Meeting duly convened therefor or at any adjournment or postponement thereof at which a vote on the approval of the Agreement and the transactions contemplated hereby was taken.
(c)   by Buyer Parent, upon written notice to Seller Parent:

(i)   if Seller Parent, Seller or the Company shall have breached, violated or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement which breach, violation or failure to perform, either individually or in the aggregate, if continuing at the Closing (A) would result in the failure of any of the conditions set forth in Section 8.2(a) or Section 8.2(b) (a “Seller Terminating Breach”), and (B) cannot be cured (or, if capable of cure, is not cured) by, and has not been satisfied or waived by, the date that is two (2) Business Days prior to the Outside Date; provided that Buyer Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(c)(i) if a Buyer Terminating Breach shall have occurred and be continuing at the time Buyer Parent delivers notice of its election to terminate this Agreement pursuant to this Section 9.1(c)(i); or
(ii)   if, prior to obtaining the Seller Parent Shareholder Approval, the Seller Parent Board or any committee thereof (A) shall have effected a Seller Parent Adverse Recommendation Change or (B) approves, adopts, publicly recommends, or enters into or allows the Company or any of the Company Subsidiaries to enter into, an Alternative Acquisition Agreement relating to any Competing Acquisition Proposal (other than an Acceptable Confidentiality Agreement).
(d)   by Seller Parent, upon written notice to Buyer Parent:
(i)   if any of the Buyer Parties shall have breached, violated or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach, violation or failure to perform, either individually or in the aggregate, if continuing at the Closing (A) would result in the failure of any of the conditions set forth in Section 8.3(a) or Section 8.3(b) (a “Buyer Terminating Breach”) and (B) cannot be cured (or, if capable of cure, is not cured) by, and has not been satisfied or waived by, the date that is two (2) Business Days prior to the Outside Date; provided that Seller Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(d)(i) if a Seller Terminating Breach shall have occurred and be continuing at the time Seller Parent delivers notice of its election to terminate this Agreement pursuant to this Section 9.1(d)(i);
(ii)   prior to obtaining the Seller Parent Shareholder Approval, if the Seller Parent Board determines to enter into an Alternative Acquisition Agreement with respect to a Superior Acquisition Proposal in accordance with Section 7.3(d); provided, however, substantially concurrently with the occurrence of such termination, the payment required by Section 9.3(b)(iii) shall be made in full to Buyer Parent and an Alternative Acquisition Agreement shall be entered into with respect to such Superior Acquisition Proposal, and in the event that such payment is not substantially concurrently made and such Alternative Acquisition Agreement is not substantially concurrently entered into, such termination shall be null and void; or
(iii)   if (A) all of the conditions set forth in Section 8.1 and Section 8.2 shall have been satisfied or waived by Buyer Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of the notice referenced in clause (B) of this Section 9.1(d)(iii) if the Closing were to occur on the date of such notice), (B) on or after the date the Closing should have occurred pursuant to Section 2.3, the Company has delivered irrevocable written notice to Buyer Parent to the effect that all of the conditions set forth in Section 8.1 and Section 8.2 have been satisfied or waived by Buyer Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of such notice if the Closing were to occur on the date of such notice) and the Company is ready, willing and able to consummate the Closing, and (C) the Buyer fails to consummate the Closing on or before the third (3rd) Business Day after delivery of the notice referenced in clause (B) of this Section 9.1(d)(iii), and the Company stood ready, willing and able to consummate the Closing at all times during such three (3) Business Day period.
Section 9.2   Notice of Termination; Effect of Termination.   In the event of termination of this Agreement as provided in Section 9.1, written notice thereof shall be given to the other Party, specifying the provisions hereof pursuant to which such termination is made and describing the basis therefor in reasonable detail, and this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Buyer Parent or Seller Parent, except that the Nondisclosure Agreement, the Guarantee and the provisions of Section 7.2(b) (Confidentiality), Section 7.4 (Public Announcements), the reimbursement and indemnification obligations of Section 7.11(e) (Buyer Financing), this Section 9.2

(Notice of Termination; Effect of Termination), Section 9.3 (Fees and Expenses), and Article 10 (General Provisions) and the definitions of all defined terms appearing in such sections, shall survive such termination of this Agreement; provided that no such termination shall relieve any Party from any liability or damages resulting from any fraud in connection with this Agreement or any willful and material breach of any of its representations, warranties, covenants or agreements set forth in this Agreement prior to such termination of this Agreement, in which case the aggrieved Party shall be entitled to all rights and remedies available at law or in equity. For purposes of the this Article 9, “willful and material breach” means a material breach that is a consequence of an act undertaken by the breaching party or the failure by the breaching party to take an act it is required to take under this Agreement, in each case, with the actual knowledge that the taking of or failure to take such act would, or would reasonably be expected to, result in, constitute or cause a breach of this Agreement.
Section 9.3   Fees and Expenses.
(a)   Except as otherwise provided in this Section 9.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such fees or expenses, whether or not the transactions are consummated; provided that, at Closing, the Buyer and Seller Parent shall share equally all Proxy Statement Expenses up to $1,000,000 in the aggregate; provided, further that Seller Parent shall bear all Proxy Statement Expenses in excess of $1,000,000. At Closing, Buyer shall also reimburse Seller Parent for all costs associated with the surveys, property condition reports and environmental reports that were provided by Seller Parent with respect to the Company Properties as set forth on Section 9.3(a) of the Company Disclosure Letter. Buyer shall pay all title insurance premiums and costs of title insurance endorsements at Closing. Except as set forth in Section 7.10 or elsewhere in this Agreement, all closing costs with respect to each Company Property shall be paid in accordance with the custom of the jurisdictions where the applicable Company Property is located.
(b)   In the event that:
(i)   (A)(x) this Agreement is terminated by Buyer Parent pursuant to Section 9.1(c)(i), and after the date of this Agreement and prior to the breach giving rise to such right of termination, a Competing Acquisition Proposal (with, for all purposes of this Section 9.3(b)(i), all percentages included in the definition of “Competing Acquisition Proposal” increased to 50%) has been publicly announced, disclosed or otherwise communicated to the Seller Parent Board and not withdrawn, or (y) this Agreement is terminated by Seller Parent or Buyer Parent pursuant to Section 9.1(b)(i) or Section 9.1(b)(iii), and after the date of this Agreement and prior to the Seller Parent Shareholder Meeting, a Competing Acquisition Proposal has been publicly announced, disclosed or otherwise communicated to Seller Parent’s shareholders and not withdrawn, and (B) within twelve (12) months after the date of such termination, a transaction in respect of a Competing Acquisition Proposal is consummated or Seller Parent enters into an Alternative Acquisition Agreement in respect of a Competing Acquisition Proposal that is later consummated;
(ii)   this Agreement is terminated by Buyer Parent pursuant to Section 9.1(c)(i) (solely by reason of a willful and material breach or violation of Section 7.1 or Section 7.3) or Section 9.1(c)(ii); or
(iii)   this Agreement is terminated by Seller Parent pursuant to Section 9.1(d)(ii);
then, in any such event, Seller Parent shall pay to Buyer Parent the Seller Termination Fee, it being understood that (A) in no event shall Seller Parent be required to pay the Seller Termination Fee or the Buyer Expenses on more than one occasion and (B) in the event that the Buyer Expenses have already been paid, Seller Parent shall be entitled to credit the amount of the Buyer Expenses previously paid pursuant to Section 9.3(c) against the amount of the Seller Termination Fee. Payment of the Seller Termination Fee shall be made by wire transfer of same day funds to the account or accounts designated by Buyer Parent (x) at the time of consummation of any transaction contemplated by a Competing Acquisition Proposal, in the case of a Seller Termination Fee payable pursuant to Section 9.3(b)(i), (y) as promptly as reasonably practicable after termination (and, in any event, within two (2) Business Days thereof), in the case of a Seller Termination Fee payable pursuant to Section 9.3(b)(ii), and (z) substantially concurrently with such termination, in the case of a Seller Termination Fee payable pursuant to Section 9.3(b)(iii). Notwithstanding anything in this Agreement to the contrary, including Section 9.2, in the event that the Seller Termination Fee becomes payable, then payment to Buyer Parent of the Seller Termination Fee, together with any amounts due under Section 9.3(e), shall be Buyer Parent’s sole and exclusive remedy as liquidated damages for any and all losses or damages of any nature against Seller Parent, Seller, the Company, the Company Subsidiaries and each of their respective former, current and future trustees, directors, officers, employees, agents, general and limited partners, managers, members, shareholders, Affiliates and assignees and each former, current or future trustee, director, officer, employee, agent, general or limited partner, manager, member, shareholder, Affiliate or assignee of any of the foregoing (collectively, the “Seller Affiliate Parties”) in respect of this Agreement, any agreement executed in connection herewith, and the transactions contemplated hereby and thereby, including for any loss or damage suffered as a result of the termination of this Agreement, the failure to consummate the transactions contemplated hereby or for a breach or failure to perform hereunder (whether intentionally, unintentionally, or otherwise) or otherwise, and upon payment of such Seller Termination Fee no Seller Affiliate Party shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby and thereby. “Seller Termination Fee” means $37,500,000; provided, however, that, in the event the Seller Termination Fee becomes payable as a result of the termination of this Agreement at or prior to the end of the Initial Termination Period, either (a) by Seller Parent pursuant to Section 9.1(d)(ii), or (b) by Buyer Parent pursuant to Section 9.1(c)(i), then, in the case of either of the immediately preceding clauses (a) or (b), “Seller Termination Fee” means an amount equal to $27,500,000. “Initial Termination Period” means later of (i) 11:59 p.m. (New York City time) on the date that is thirty (30) days after the date of this Agreement, and (ii) 11:59 p.m. (New York City time) on the first Business Day after the end of all Notice of Change Periods specified in Section 7.3(e) (including any subsequent notice periods thereunder) applicable to any potential Superior Acquisition Proposal (including as revised or amended), so long as the initial Notice of Change Period in respect of a potential Superior Acquisition Proposal from a particular Person has been provided at or before 11:59 p.m. (New York City time) on the date that is thirty (30) days after the date of this Agreement.
(c)   In the event this Agreement is terminated by either Buyer Parent or Seller Parent pursuant to Section 9.1(b)(iii), then, in any such instance, Seller Parent shall pay to Buyer Parent by wire transfer of same day funds to the account or accounts designated by Buyer Parent promptly following delivery by Buyer to Seller of a written statement setting forth the amount of Buyer Expenses (and reasonable documentation thereof), all reasonable out-of-pocket costs, fees and expenses incurred by Buyer or Buyer Parent in connection with this Agreement and the transactions contemplated by this Agreement, including, without limitation, due diligence costs, financing costs (including deposits and commitment fees in connection with new loans) and reasonable attorneys’ fees (the “Buyer Expenses”); provided that Seller Parent shall not be obligated to pay Buyer Expenses in excess of $3,000,000.00; provided, further, that any payment of Buyer Expenses shall not affect Buyer Parent’s right to receive any Seller Termination Fee otherwise due under Section 9.3(b) that becomes due and payable.
(d)   In the event that this Agreement is terminated (i) by Seller Parent pursuant to Section 9.1(d)(i) or Section 9.1(d)(iii) or (ii) by Buyer Parent or Seller Parent pursuant to Section 9.1(b)(i) and the Company was then entitled to terminate this Agreement pursuant to Section 9.1(d)(i) or Section 9.1(d)(iii);
then, in any such event, Buyer Parent shall pay to Seller Parent the Buyer Termination Fee, it being understood that in no event shall Buyer Parent be required to pay the Buyer Termination Fee on more than one occasion. Payment of the Buyer Termination Fee shall be made by wire transfer of same day funds to the account or accounts designated by Company as promptly as reasonably practicable after termination (and, in any event, within two (2) Business Days thereof). Notwithstanding anything in this Agreement to the contrary, including Section 9.2, in the event that the Buyer Termination Fee becomes payable, then payment to Seller Parent of the Buyer Termination Fee, together with any amounts due under Section 9.3(e), shall be Seller Parent’s sole and exclusive remedy as liquidated damages for any and all losses or damages of any nature against the Buyer Parties and each of their respective former, current and future trustees, directors, officers, employees, agents, general and limited partners, managers, members, shareholders, Affiliates and assignees and each former, current or future trustee, director, officer, employee, agent, general or limited partner, manager, member, shareholder, Affiliate or assignee of any of the foregoing in respect of this Agreement, any agreement executed in connection herewith, and the transactions contemplated hereby and thereby, including for any loss or damage suffered as a result of the termination of this Agreement, the failure to consummate the transactions contemplated hereby or for a breach or failure to perform hereunder (whether intentionally, unintentionally, or otherwise) or otherwise, and upon payment of such Buyer

Termination Fee no Buyer Party shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby and thereby. “Buyer Termination Fee” means $100,000,000.00.
(e)   Each of Seller Parent and Buyer Parent acknowledges that the agreements contained in this Section 9.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the other Party would not enter into this Agreement. If Seller Parent fails promptly to pay any amounts due pursuant to Section 9.3(b), or Buyer Parent fails to promptly pay any amounts due pursuant to Section 9.3(c), as applicable, and, in order to obtain such payment, Seller Parent or Buyer Parent, as applicable, commences a suit that results in a judgment against the other Party for the amounts set forth in Section 9.3(b) or Section 9.3(c), as applicable, Seller Parent shall pay to Buyer Parent or Buyer Parent shall pay to Seller Parent, as applicable, its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts set forth in Section 9.3(b) from the date of termination of this Agreement at the prime rate set forth in the Wall Street Journal in effect on the date such payment was required to be made plus 1%.
Section 9.4   Payment of Amount or Expense.
(a)   In the event that Buyer Parent is obligated to pay the Buyer Termination Fee pursuant to Section 9.3(c) (the “Section 9.3 Amount”), Buyer Parent shall pay to Seller Parent from the applicable Section 9.3 Amount deposited into escrow, if any, in accordance with the next sentence, an amount equal to the lesser of (i) the Section 9.3 Amount and (ii) the sum of (A) the maximum amount that can be paid to Seller Parent without causing Seller Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) or 856(c)(3) of the Code (“Qualifying Income”), as determined by Seller Parent’s independent certified public accountants, plus (B) in the event Seller Parent receives either (x) a letter from Seller Parent’s outside counsel indicating that Seller Parent has received a ruling from the IRS described in Section 9.4(b)(ii) or (y) an opinion from Seller Parent’s outside counsel as described in Section 9.4(b)(ii), an amount equal to the Section 9.3 Amount, less the amount payable under clause (i) above. To secure Buyer Parent’s obligation to pay these amounts, Buyer Parent shall deposit into escrow an amount in cash equal to the Section 9.3 Amount with an escrow agent selected by Seller Parent and on such terms (subject to Section 9.4(a)) as shall be mutually agreed upon by Seller Parent, Buyer Parent and the escrow agent as reflected in an escrow agreement among such parties; provided that the payment or deposit into escrow shall be at Seller Parent’s option. The payment or deposit into escrow of the Section 9.3 Amount pursuant to this Section 9.4(a) shall be made at the time Buyer Parent is obligated to pay Seller Parent such amount pursuant to Section 9.3(c) by wire transfer of same day funds.
(b)   The escrow agreement shall provide that the Section 9.3 Amount in escrow or any portion thereof shall not be released to Seller Parent unless the escrow agent receives any one or combination of the following: (i) a letter from Seller Parent’s independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to Seller Parent without causing Seller Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code in such year determined as if the payment of such amount did not constitute Qualifying Income or a subsequent letter from Seller Parent accountants revising that amount, in which case the escrow agent shall release such amount to Seller Parent, or (ii) a letter from Seller Parent’s counsel indicating that Seller Parent received a ruling from the IRS holding that the receipt by the Company of the Section 9.3 Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, Seller Parent’s outside counsel has rendered a legal opinion to the effect that the receipt by Seller Parent of the Section 9.3 Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the escrow agent shall release the remainder of the Section 9.3 Amount to Seller Parent. Buyer Parent agrees to amend this Section 9.4 at the reasonable request of Seller Parent in order to (x) maximize the portion of the Section 9.3 Amount that may be distributed to Seller Parent hereunder without causing Seller Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve Seller Parent’s chances of securing a favorable ruling described in this Section 9.4(b) or (z) assist Seller Parent in obtaining a favorable legal opinion from its outside counsel as described in this Section 9.4(b). Buyer Parent shall be deemed to have satisfied its obligations pursuant to this Section 9.4 so long as it deposits into escrow the Section 9.3

Amount, notwithstanding any delay or reduction in payment to Seller Parent, and shall have no further liability with respect to payment of the Section 9.3 Amount. The portion of Section 9.3 Amount that remains unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitations of this Section 9.4. Seller Parent shall fully indemnify Buyer Parent and hold Buyer Parent harmless from and against any liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by it resulting directly or indirectly from the escrow agreement.
ARTICLE 10
GENERAL PROVISIONS
Section 10.1   Nonsurvival of Representations and Warranties and Certain Covenants.   None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations and warranties, shall survive the Closing. The covenants to be performed prior to or at the Closing shall terminate at the Closing. This Section 10.1 shall not limit any covenant or agreement of the Parties that by its terms contemplates performance after the Closing.
Section 10.2   Release.   The Buyer Parties, Company and Seller Parties expressly waive and release any and all other claims, rights, or causes of action (whether in contract, in tort, under statute, or at law or in equity), including for indemnification, contribution, or reimbursement, each may have against the other, now or in the future, including arising under, in connection with or relating to any Environmental Law or Hazardous Substances.
Section 10.3   Notices.   All notices, requests, claims, consents, demands and other communications under this Agreement shall be in writing and shall be deemed given on the date of actual delivery, if delivered personally, or on the date of receipt, if sent by overnight courier (providing proof of delivery) to the Parties or if sent by email of a .pdf attachment (providing confirmation of transmission) at the following street addresses, or email addresses (or at such other street address, or email address for a Party as shall be specified by like notice):
if to Seller Parent, Seller or the Company to:
Elme Communities
7550 Wisconsin Avenue, Suite 900
Bethesda, MD 20814
Attn: W. Drew Hammond
Email: [***]
with a copy (which shall not constitute notice) to:
Hogan Lovells US LLP
555 13th Street NW
Washington, DC 20004
Attn: Paul D. Manca and Elizabeth Banks
Email: [***]
if to Buyer Parent or Buyer to:
CEVF VI Capitol Holdings, LLC
c/o Cortland Partners, LLC
3424 Peachtree Road NE
Suite 300
Atlanta, GA 30326
Attn: Steven DeFrancis
Email: [***]

with a copy (which shall not constitute notice) to:
King & Spalding LLP
1180 Peachtree Street NE
Atlanta, GA 30309
Attn: John Wilson, Spencer Johnson and John Anderson
Email: [***]
All notices, requests, claims, consents, demands and other communications under this Agreement shall be deemed duly given (A) if delivered in person, on the date delivered, (B) if sent by electronic mail, on the same day it was received without the sender receiving a notice of failure to deliver, or (C) if sent by prepaid overnight courier, on the next Business Day (providing proof of delivery). For the avoidance of doubt, counsel for a Party may send notices, requests, claims, consents, demands or other communications on behalf of such Party.
Section 10.4   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any present or future Law or public policy in any jurisdiction, as to that jurisdiction, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party and (d) such terms or other provision shall not affect the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced in any jurisdiction, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.
Section 10.5   Counterparts.   This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered (by electronic delivery or otherwise) to the other Parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in .pdf format, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.
Section 10.6   Entire Agreement; No Third-Party Beneficiaries.   This Agreement (including any Exhibit and the Company Disclosure Letter), the Guarantee and the Nondisclosure Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement. This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns, except for (a) following the valid termination of this Agreement pursuant to Article 9 and subject to Section 9.2, the right of Seller Parent, as sole and exclusive agent for and on behalf of the shareholders of Seller Parent (each of which are third-party beneficiaries of this Agreement solely to the extent required for this proviso to be enforceable), to pursue damages in accordance with this Agreement in the event of a breach by any of the Buyer Parties of this Agreement, it being agreed that in no event shall any such holder be entitled to enforce any of their rights, or any obligations of any of the Buyer Parties, under this Agreement in the event of any such breach, but rather Seller Parent shall have the sole and exclusive right to do so, as agent for such shareholders of Seller Parent and (b) the provisions of Section 10.9(b), Section 10.11 and Section 10.13(c) (which shall be for the benefit of any Debt Financing Sources and any of their respective Representatives and which may not be amended or otherwise modified in respect of any Debt Financing Source without the prior written consent of such Debt Financing Source). The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 10.8 without notice or liability to any other Person. The representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Accordingly, Persons other than the

Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.
Section 10.7   Amendment.   Subject to any consent rights of Financing Sources pursuant to Section 10.6 and compliance with applicable Law, this Agreement may be amended by mutual agreement of the Parties by action taken or authorized by the Seller Parent Board and Buyer Parent, respectively, at any time before or after receipt of the Seller Parent Shareholder Approval and prior to the Closing; provided that, after the Seller Parent Shareholder Approval has been obtained, there shall not be any amendment of this Agreement that changes the amount or form of payment of the Purchase Price, or which by applicable Law requires the further approval of the shareholders of Seller Parent without such further approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed by each of the Parties.
Section 10.8   Extension; Waiver.   At any time prior to the Closing, a Party may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties of any other Party contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
Section 10.9   Governing Law.
(a)   This Agreement, and all Actions (whether at Law, in contract or in tort) that may be based upon, arise out of or related to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to any choice or conflict of Law principles (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.
(b)   Notwithstanding anything herein to the contrary, the Parties acknowledge and irrevocably agree that (i) any Action involving a Debt Financing Source that is in any way related to this Agreement or the transactions contemplated by this Agreement or the performance of services hereunder or related hereto, including, without limitation, any dispute arising out of or relating in any way to the Financings, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law rules of the State of New York that would result in the application of the laws of any other State, (ii) service of process, summons, notice or document by registered mail addressed to them at their respective addresses provided in Section 10.3 shall be effective service of process against them for any such Action, and (iii) a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Notwithstanding anything herein to the contrary, each of the Parties hereby agrees that it will not, nor will it permit any of its Affiliates to, bring or support any action, cause of action, claim, cross-claim or third party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources in any way relating to this Agreement or the transactions contemplated hereby, including, without limitation, any dispute arising out of or relating in any way to any Debt Financing or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, located in the Borough of Manhattan, or, if under applicable law exclusive jurisdiction is vested in the federal courts, the United States District Court for the Southern District of New York (and the appellate courts thereof), and that the provisions of Section 10.11 relating to the waiver of jury trial shall apply to any such action, cause of action, claim, cross-claim or third party claim.
Section 10.10   Consent to Jurisdiction.   Each Party irrevocably agrees and consents (a) to submit itself to the exclusive jurisdiction of and forum of the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division (collectively, the “Chosen Courts”) for the purpose of any Action (whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the transactions contemplated by this Agreement or the actions of the Parties in the negotiation, administration, performance and enforcement of this Agreement, (b) not to attempt to deny or defeat such jurisdiction by motion or other request for leave from any such court, (c) to waive any objection to the laying of venue of any Action in the Chosen Courts and agrees not to plead or claim in the Chosen Courts that such litigation brought therein has been brought in any inconvenient forum, (d) that service of any process, summons, notice or document by registered mail to such Party’s address set forth above shall be effective service of process for any action, suit or proceeding brought against it in any such court and further agrees, in the case of any action relating to this Agreement or the transactions contemplated hereby in the Chosen Courts, (e) not to bring any Action relating to this Agreement or the transactions contemplated by this Agreement or the actions of the Parties in the negotiation, administration, performance and enforcement of this Agreement in any court other than the Chosen Courts and (f) that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party hereby irrevocably and unconditionally agrees to request and/or consent to the assignment of any Action to the Chosen Courts and in the event that any Action is pending in the Circuit Court for Baltimore City, Maryland, the Parties shall cooperate in seeking to have the Action assigned to the Business and Technology Case Management Program of the Circuit Court for Baltimore City, Maryland. Nothing in this Agreement shall limit or affect the rights of any Party to pursue appeals from any judgments or order of the Chosen Courts as provided by Law. Each Party agrees, (x) to the extent such Party is not otherwise subject to service of process in the State of Maryland, to appoint and maintain an agent in the State of Maryland as such Party’s agent for acceptance of legal process, and (y) that service of process may also be made on such Party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to clauses (x) or (y) above shall have the same legal force and effect as if served upon such Party personally within the State of Maryland.
Section 10.11   Waiver of Jury Trial.   EACH OF THE PARTIES ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY OR ACTION WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 10.11.
Section 10.12   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of Law or otherwise by any of the Parties without the prior written consent of the other Parties and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
Section 10.13   Specific Performance.
(a)   The Parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (including if any of the Parties fail to take any action required of them hereunder to consummate the transactions contemplated by this Agreement, including the obligation of Buyer to pay, and the right of Seller to receive, the Purchase Price, subject to the terms and conditions of this Agreement), and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Article 9, subject to Section 10.13(b), each Party shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without proof of damages or otherwise (including the Parties’ obligations to consummate the transactions contemplated hereby and the obligation of any of Buyer to pay, and the right of Seller to receive, the Purchase Price, subject in each case to the terms and conditions of this Agreement), in addition to any other remedy to which such Party is entitled at Law or in equity. Each of the Parties hereby waives (i) any defense in an Action for specific performance that a remedy at law would be adequate and (ii) any requirement under any Law to post a security as prerequisite to obtaining equitable relief. Each Party agrees that the right of specific performance and other equitable relief is an integral part of the transactions contemplated by this Agreement and without that right neither the Seller Parties or the Company, on the one hand, nor any of the Buyer Parties, on the other hand, would have entered into this Agreement. For the avoidance of doubt, the Parties may pursue both a grant of specific performance or other equitable remedies to the extent permitted by this Section 10.13 and the payment of damages as contemplated by Section 9.2, but shall not be entitled or permitted to receive an award of damages if specific performance or other equitable remedies are awarded and the transaction contemplated hereby are consummated and shall not be entitled or permitted to receive an award of specific performance or other equitable remedies if damages are awarded.
(b)   Without limitation of the foregoing and notwithstanding anything in this Agreement to the contrary, the Parties hereby further acknowledge and agree that prior to the Closing, the Seller Parties shall be entitled to specific performance to cause the Buyer Parties to draw down the full amount of the Equity Funding under the Equity Funding Letter, and to cause the transactions contemplated by this Agreement to be consummated, including to effect the Closing in accordance with Article 2, on the terms and subject to the conditions in this Agreement if (i) all conditions in Section 8.1 and Section 8.2 (other than those conditions that by their nature are to be satisfied by actions taken at the Closing, but subject to such conditions being reasonably capable of being satisfied at the Closing, and those conditions in Section 8.1 and Section 8.2 that any of the Buyer Parties’ breach of this Agreement have caused not to be satisfied) have been satisfied or waived, (ii) the Debt Financing (or any Alternate Financing) has been funded in accordance with the terms thereof or will be funded in accordance with the terms thereof at the Closing if the Equity Funding is funded at the Closing, (iii) any of the Buyer Parties fail to complete the Closing by the date the Closing is required to have occurred pursuant to Section 2.3, and (iv) Seller Parent has irrevocably confirmed that, if specific performance is granted and the Equity Funding is funded, then the Closing will occur; provided that, for the avoidance of doubt, (A) under no circumstance shall the Seller Parties be permitted or entitled to receive both a grant of specific performance pursuant to this Section 10.13 and payment of the Buyer Termination Fee and (B) in no event shall the Seller Parties be entitled to, or permitted to seek, specific performance in respect of any Financing Source, and nor shall there be any right of the Seller Parties or any obligation of any of the Buyer Parties to enforce specifically any of its rights under any financing commitment letter or any other agreements relating to the Financing, except in each case in the limited circumstances set forth in this Section 10.13 with respect to the Equity Funding; provided that nothing in this Section 10.13 shall prevent the Seller Parties from concurrently seeking (i) specific performance against the Guarantor under the Guarantee to the extent expressly permitted under, and in accordance with, the terms and conditions set forth therein and herein and (ii) payment of the Buyer Termination Fee.
(c)   Notwithstanding anything to the contrary contained herein, each Seller Party (on behalf of itself and any of its Affiliates, trustees, directors, officers, employees, agents and representatives) hereby waives any rights or claims against any Debt Financing Source in connection with this Agreement, any Debt Financing or definitive Debt Financing agreements or in respect of any other document or theory of law or equity (whether in tort, contract or otherwise) or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith, and the Company (on behalf of itself and any of its Affiliates, trustees, directors, officers, employees, agents and representatives) agrees not to commence any action or proceeding against any Debt Financing Source in connection with this Agreement, any Debt Financing or definitive Debt Financing agreements or in respect of any related document or theory of law or equity and agrees to cause any such action or proceeding asserted by such Seller Party (on behalf of itself and any of its Affiliates, trustees, directors, officers, employees, agents and representatives) in connection with this Agreement, any Debt Financing or definitive Debt Financing agreements or in respect of any other document or theory of law or equity against any Debt Financing Source to be dismissed or otherwise terminated, provided that any Debt Financing Sources and any of their respective Representatives shall be intended third-parties beneficiaries with respect to Section 10.9(b), Section 10.11 and Section 10.13(c). In furtherance and not in limitation of the foregoing waiver, it is acknowledged and agreed that no Debt Financing Source shall have any liability for any claims or damages to any Seller Party or the Company in connection with this Agreement, any Debt Financing or definitive Debt Financing agreements or the transactions contemplated hereby or thereby.
Section 10.14   Authorship.   The Parties agree that the terms and language of this Agreement are the result of negotiations between the Parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any Party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, all as of the date first written above.
ELME COMMUNITIES
By:
/s/ Paul T. McDermott

Name:
Paul T. McDermott

Title:
President and Chief Executive Officer

WASHREIT OP LLC
By:
/s/ Paul T. McDermott

Name:
Paul T. McDermott

Title:
President

ECHO SUB LLC
By: WashREIT OP LLC, its sole member
By:
/s/ Paul T. McDermott

Name:
Paul T. McDermott

Title:
President

[Signature Page to the Purchase and Sale Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers, all as of the date first written above.
CEVF VI CAPITOL HOLDINGS, LLC
By: CEVF VI Co-Invest I Venture, LLC, a Delaware limited liability company, its sole member
By: CEVF VI Co-Investment I Manager, LLC, a Delaware limited liability company, its manager
By: Cortland Enhanced Value Fund VI, L.P., a Delaware limited partnership, its sole member
By: Cortland Enhanced Value Fund VI GP, LLC, a Delaware limited liability company, its general partner
By:
/s/ Corey B. May

Name:
Corey B. May

Title:
Authorized Signatory

CEVF VI CO-INVEST I VENTURE, LLC
By: CEVF VI Co-Investment I Manager, LLC, a Delaware limited liability company, its manager
By: Cortland Enhanced Value Fund VI, L.P., a Delaware limited partnership, its sole member
By: Cortland Enhanced Value Fund VI GP, LLC, a Delaware limited liability company, its general partner
By:
/s/ Corey B. May

Name:
Corey B. May

Title:
Authorized Signatory

[Signature Page to the Purchase and Sale Agreement]

Exhibit A
Excluded Properties
1.
Watergate 600, 600 New Hampshire Ave NW, Washington, DC 20037

2.
The Kenmore, 5415 Connecticut Avenue, Washington, D.C. 20015

3.
3801 Connecticut Avenue, 3801 Connecticut Avenue, Washington, D.C. 20015

4.
Elme Bethesda, 5114 Dudley Lane, Bethesda, MD 20814

5.
Elme Germantown, 2 Observation Court, Germantown, MD 20876

6.
Elme Watkins Mill, 180 Watkins Station Circle, Gaithersburg, MD 20879 (sometimes with the address of 99 Watkins Mill Rd, Gaithersburg, MD 20879)

7.
Elme Conyers, 50 Greenleaf Road, Conyers, GA 30013

8.
Elme Marietta, 1113 Powers Ferry Place, Marietta, GA 30067

9.
Elme Sandy Springs, 501 N. River Parkway, Sandy Springs, GA 30350

10.
Riverside Apartments, 5860 Cameron Run Terrace, Alexandria, VA 22303

11.
All parcels of undeveloped land directly or indirectly owned by Elme Communities, including that certain parcel of land adjacent to the Riverside Apartments

Exhibit B
Form of Assignment and Assumption of Company Interests
[See the attached.]

Exhibit B
Form of Assignment and Assumption
of Company Interests
THIS ASSIGNMENT AND ASSUMPTION OF INTERESTS (this “Assignment”) is made as of the       day of           , 20    by and between WashREIT OP LLC, a Delaware limited liability company (“Assignor”), and CEVF VI Capitol Holdings, LLC, a Delaware limited liability company (“Assignee”).
Recitals
WHEREAS, Assignor owns 100% of the membership interests (the “Acquired Interests”) in Echo Sub LLC, a Delaware limited liability company (the “Company”);
WHEREAS, pursuant to, and subject to, that certain Purchase and Sale Agreement by and among Elme Communities, Assignor, CEVF VI Co-Invest I Venture, LLC, Assignee, and the Company, dated as of August 1, 2025 (the “Purchase Agreement”), Assignor has agreed to sell, and Assignee has agreed to purchase, the Acquired Interests; and
WHEREAS, Assignor desires to assign its right, title and interest in and to the Acquired Interests to Assignee, and Assignee desires to accept the assignment of, and to assume the obligations with respect to, the Acquired Interests from Assignor, subject to the terms and conditions set forth in the Purchase Agreement and in this Assignment.
NOW, THEREFORE, for good and valuable consideration set forth in the Purchase Agreement, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
Assignment and Assumption
1.   Assignment.   Assignor hereby sells assigns, conveys and transfers to Assignee, all of Assignor’s right, title and interest in and to the Acquired Interests.
2.   Assumption.   Assignee hereby purchases the Acquired Interests and accepts the foregoing assignment, conveyance and transfer and assumes all of Assignor’s duties, obligations, liabilities and commitments with respect to the Acquired Interests arising from and after the date of this Assignment (whether such duties, obligations, liabilities or commitments arise under the relevant organizational documents of the Company or applicable law).
3.   Withdrawal and Substitution.   Immediately following the assignment described in paragraph 1 of this Assignment, Assignor shall and does hereby withdraw from the Company as a member of the Company, and shall thereupon cease to be a member of the Company, and shall thereupon cease to have or exercise any right or power as a member of the Company. Assignee is hereby admitted to the Company as a substitute member with respect to the Acquired Interests, and Assignee’s execution of this Assignment signifies its agreement to be bound by the terms and conditions of the organizational documents of the Company.
4.   Continuation of the Company.   The assignment of the Acquired Interests, the withdrawal of Assignor as a member of the Company and the admission of Assignee as a substitute member of the Company shall not dissolve the Company and the business of the Company shall continue.
5.   Successors and Assigns.   The terms and conditions of this Assignment shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their respective successors and permitted assigns in accordance with the Purchase Agreement.
6.   Governing Law.   This Assignment shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to any choice or conflict of Law principles (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.
7.   Execution in Counterparts.   This Assignment may be executed by one or more of the parties hereto on any number of separate counterparts and by portable document format (.pdf) or electronically using DocuSign, AdobeSign, or other digital signature or facsimile signature, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
8.   The Purchase Agreement.   This Assignment is intended to evidence the consummation of the transactions contemplated by the Purchase Agreement and is subject to the terms and conditions set forth in the Purchase Agreement. This Assignment is made without representation or warranty, except as provided in and by the Purchase Agreement. Nothing contained in this Assignment shall be construed to supersede, limit or qualify any provision of the Purchase Agreement. To the extent there is a conflict between the terms and provisions of this Assignment and the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall govern.
9.   Incorporation of Agreement.   This Assignment is subject to the provisions of the Purchase Agreement that expressly survive the Closing thereunder.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the day and year first above written.
ASSIGNOR:
WashREIT OP LLC
By:

Name:
Title:
ASSIGNEE:
CEVF VI Capitol Holdings, LLC
By: CEVF VI Co-Invest I Venture, LLC, a
Delaware limited liability company, its sole member
By: CEVF VI Co-Investment I Manager, LLC, a
Delaware limited liability company, its manager
By: Cortland Enhanced Value Fund VI, L.P., a
Delaware limited partnership, its sole member
By: Cortland Enhanced Value Fund VI GP,
LLC, a Delaware limited liability company, its general partner
By:

Name:
Title:
[Signature Page to the Assignment and Assumption of Company Interests]

Exhibit C-1
Form of Title Affidavit
[See the attached.]

Exhibit C-1
Form of Title Affidavit
State of                   )

                         ) to wit:
County of               )

The undersigned, being duly sworn according to law, deposes and says:
1.
                 , the individual executing this Affidavit on behalf of Owner, is the                   of                   (“Parent”), which is the direct or indirect holder of the equity interests in each of the entities listed on Exhibit A attached hereto (each, an “Owner”), and each Owner is the owner of all that certain property (each, a “Property”) described in the Chicago Title Insurance Company’s Commitment for Title Insurance listed next to such Owner’s name on Exhibit A (each, a “Commitment”).

2.
To Parent’s knowledge a complete list of all tenants and lessees of any portion of each Property is set forth on Exhibit B attached hereto and made a part hereof. Each of the parties disclosed on the attached Exhibit B occupies the applicable Property or has a right to such occupancy either as a tenant from month to month without lease or, except as set forth in the applicable Commitment, pursuant to the terms of an unrecorded lease and that none of said leases contains an Option to Purchase or a Right of First Refusal.

3.
No proceeding in bankruptcy has ever been instituted by or against any Owner (and if a partnership, against the general partner(s) thereof), nor has any Owner ever made an assignment for the benefit of creditors.

4.
To Parent’s knowledge, except as may be set forth in the applicable Commitment there is no State or Federal Judgment or any Federal Lien which now constitutes a lien upon any Property.

5.
To Parent’s knowledge, there are no easements or claims of easement affecting title to any Property.

6.
To Parent’s knowledge, there are no unpaid charges for taxes, water and/or sewer services, or other utility charges, or unpaid special assessments for items such as improvements for sidewalks, curbs, gutters, sewers, storm water assessments, etc., with respect to any Property other than those not yet due or payable or not shown as existing liens in the public records.

7.
There are no unpaid bills or claim for labor or services performed or materials furnished or delivered during (i) with respect to the Property located in the District of Columbia, the last one hundred eighty (180) days, (ii) with respect to any Property located in Virginia, one hundred twenty-three (123) days, and (iii) with respect to any Property located in Georgia, ninety-five (95) days, for alterations, repair, work, or new construction on any Property, except as set forth on Exhibit C attached hereto and made a part hereof.

8.
With respect the Property located in the District of Columbia, the Owner of that Property has not made any improvements to the premises that have been financed, in whole or in part, through DC PACE or similar programs pursuant to Chapter 17R — Energy Efficiency Financing (Sections 8-1778.01 through 8-1778.48) of the DC Code, except: [if none, state “NONE”]

9.
Except as set forth in the Commitment, no Owner has executed any instruments or taken any actions which encumber the title to its respective Property or any portion thereof which remain unrecorded as of the date hereof. The foregoing notwithstanding, it is hereby covenanted and agreed and expressly made part of this agreement that the liability of the Parent hereunder, as to this paragraph 9, shall cease and terminate at such time as the Company shall have completed all of its various title searches — covering each Property, which title searches shall be performed promptly following the date of this Affidavit; provided, however, that 1) no rights, interests, liens, claims, encumbrances, or defects in title, or any rights existing by reason of or in consequence thereof, or growing out thereof, in each case to the extent same are caused or created by the applicable Owner on or prior to the date hereof, are disclosed by the said various title searches and examination; 2) there is then pending no suit, action, or proceeding either direct or collateral, to assert, establish, or enforce the said mentioned rights, interests, liens, claims, encumbrances, or defects in title, or any rights existing or arising by reason of or in consequence thereof or growing out thereof; and 3) that no judgment, order or decree rendered in any such proceeding remains unsatisfied. In addition, Parent shall have no liability pursuant to this paragraph 9 unless the applicable Commitment is dated no more than five (5) business days prior to the date of this Affidavit, the Company shall have completed all of its various title searches covering each Property promptly following the date of this Affidavit, and the Company shall have notified Parent of the existence of any of the matters described in the foregoing clauses 1) through 3) above within thirty (30) days following the date of this Affidavit.
10.
To Parent’s knowledge there are no present material violations on any Property of any enforceable covenants, conditions or restrictions set forth in the Commitment and no Owner has received a written notice of a claim that the same presently exist.

11.
No portion of any Property is used in such a way is to be subject to the Perishable Agricultural Commodities Act of 1930, as amended, 7 USC 499a et seq., the Packers and Stockyard Act of 1921, as amended, 7 USC 181 et seq., or any similar state laws (restaurant, café, grocery, butcher shop or like uses), except for any such use that is being conducted by third party tenants and NOT the applicable Owner.

12.
This affidavit is given to induce the Company to issue its policy or policies of title insurance with full knowledge that it will be relying upon the accuracy of same.

Parent hereby requests that the Company issue its Policy of Title Insurance upon each Property without the General Exception set out in Schedule B-2, shown in each Commitment. Parent does hereby agree to indemnify and hold the Company harmless of and from all loss, cost, damage and expense, including reasonable attorneys’ fees, which the Company shall sustain or become liable for under its policies now to be issued on account of the statements made herein being untrue in any material respect, including but not limited to matters that may be recorded between the effective date of the Commitment and the date of this Affidavit to the extent such matters are caused or created by the applicable Owner.
The statements set forth in this Affidavit are made as of the date of this Affidavit and Parent makes no such statements with respect to any period after the date of this Affidavit. No third party shall have any right to rely upon or be a third party beneficiary with respect to the subject matter of this Affidavit. No direct or indirect stockholder, officer, director, partner, agent, affiliate or employee of Parent (including, but not limited to the individual signing below on behalf of Parent) shall have any personal liability in connection with this Affidavit.
                                                      ,
a
By:

Name:

Title:
Subscribed and sworn to before me this                             day of                  , 20    .

Notary Public
My Commission
Expires:

Exhibit C-2
Form of Non-Imputation Affidavit
[See the attached.]

Exhibit C-2
Form of Non-Imputation Affidavit
State of                       )
                               ) ss.
County of                     )
Affidavit and Indemnity
The undersigned, being first duly sworn, on oath, deposes and says the following:
1.
The undersigned is                  [title or capacity] of Elme Communities (“Seller”).

2.
To the current, actual knowledge of the undersigned,

a.
there are presently no material defects in or liens, encumbrances or other claims against the title to the property described in the Commitment for Title Insurance No.            , having an Effective Date of                   (the “Commitment”), issued by [insert the name of the company insuring] (hereinafter referred to as the “Company”) other than as disclosed in the Commitment, other than the following: (If none, state “None”); and

b.
Other than as disclosed in the Commitment, there are presently no inchoate rights which may ripen into any defect, lien, encumbrance or claim against the title to said property, other than the following: (If none, state “None”)

3.
The undersigned makes these statements after having questioned all of the other officers, and employees, if any, of Seller who have had any substantial contact with any transaction of negotiation involving the property described in said Commitment.

4.
The undersigned makes these statements for the purpose of inducing the Company to issue the endorsement attached hereto as Exhibit A to one or more of the owner’s issued pursuant to the said Commitment for Title Insurance.

5.
No third party shall have any right to rely upon or be a third party beneficiary with respect to the subject matter of this Affidavit and Indemnity. No direct or indirect stockholder, officer, director, partner, agent, affiliate or employee of the Seller (including, but not limited to the individual signing below on behalf of Seller) shall have any personal liability in connection with this Affidavit and Indemnity.

Dated:

[Name of Affiant]
The following indemnity is given to the Company as a further inducement to it to issue the said endorsement, as aforesaid.
The undersigned hereby indemnifies the Company against any loss which the Company may suffer by virtue of any valid claim made under the said endorsement based on the existence of any material defect in or lien, encumbrance, right or claim against or with respect to the title to the aforesaid property which was not disclosed in the above affidavit or in the Commitment which should have been so disclosed in order to make all statements in the affidavit true and correct in all material respects. The undersigned understands such losses may include court costs and reasonable attorney’s fees expended by the Company in defending the title or interest of the insured against such lien, encumbrance, right or claim.
The undersigned further agrees to pay all court costs and reasonable attorney’s fees which the Company may expend in enforcing the terms of this indemnity agreement.

Notwithstanding the foregoing, the Seller shall have no further liability under this Affidavit and Indemnity from and after the date that is two (2) years after the date hereof, except as to any claims of which the Company shall have notified the Seller prior to the expiration of such two (2) year period.
Dated:
Elme Communities
By:
Name:

Title:
[Standard form jurat.]

Exhibit C-3
Form of TOPA Affidavit
[See the attached.]

Exhibit C-3
Form of TOPA Affidavit
County of
State of
THIS AFFIANT, whose address is c/o                  , being duly cautioned and sworn, deposes and says that not individually but as authorized agent of                  :
1.
Affiant is                   of                  .

2.
Affiant is the             of                  , which entity is the owner of the premises located at 443 New York Avenue, N.W. Washington, D.C. (the “Property”), in connection with the sale of the Property.

3.
Attached hereto as Exhibit A is that certain Purchase and Sale Agreement dated August 1, 2025 (the “Agreement”) entered into by and among WashREIT OP LLC (“Seller”), Elme Communities (“Seller Parent”) and Echo Sub LLC (the “Company”), and CEVF VI Capitol Holding LLC (“Buyer”) and CEVF VI Co-Invest I Venture LLC (“Buyer Parent”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to buy from Seller, 100% of the ownership interests in the Property (together with 100% of the ownership interests in 18 other multifamily properties located outside of the District of Columbia), all upon the terms and conditions set forth in the Agreement.

4.
Attached hereto as Exhibit B are the notices to tenants of the Property (“Notices of Transfer”) delivered by Seller to the tenants of the Property as required by Section 42-3402.02(d) of the District of Columbia Code. Evidence of delivery of Notices of Transfer is also included in Exhibit B.

5.
The undersigned has not received a Notice of Intent to File Petition pursuant to Section 42-3402-02(d)(5)(A) of the District of Columbia Code.

6.
The Affiant personally supervised the delivery of the Notices of Transfer.

I HEREBY SOLEMNLY AFFIRM UNDER THE PENALTIES OF PERJURY AND UPON PERSONAL KNOWLEDGE THAT THE CONTENTS OF THIS AFFIDAVIT ARE TRUE.
Affiant further states that it is familiar with the nature of an oath; and with the penalties as provided by the laws of the District of Columbia for falsely swearing to statements made in an instrument of this nature. Affiant further certifies that he/she has read and understands the full facts of this Affidavit. [Affiant does hereby agree to indemnify and hold the Company harmless of and from any and all loss, cost, damage, and expense of every kind, including attorneys’ fees, which said Company shall or may suffer or incur or become liable for under its said policy or policies directly or indirectly, due to its reliance on the accuracy of the foregoing statements or in connection with its enforcement of its rights under this Affidavit.]1 This Affidavit is given by Affiant as authorized representative of                   and not individually.
SIGNATURE BLOCK/S

SUBSCRIBED AND SWORN TO BEFORE ME, a Notary Public for the aforesaid jurisdiction, by                  , this             day of                  , 20   .
My Commission Expires:
                    (SEAL)

1
Bracketed language to be deleted upon provision to the title company of copies of Notices of Transfer to the tenants of the Property and evidence of mailing to the tenants of the Property as required by Section 42-3402.02(d) of the District of Columbia Code.

EXHIBIT A
PURCHASE AND SALE AGREEMENT

EXHIBIT B
NOTICES OF TRANSFER

Appendix B
(Plan of Sale and Liquidation)

B-1

Appendix B
ELME COMMUNITIES
PLAN OF SALE AND LIQUIDATION
1.
This Plan of Sale and Liquidation (the “Plan of Sale and Liquidation”) of Elme Communities, a Maryland real estate investment trust (the “Company”), has been approved by the Company’s Board of Trustees (the “Board”). The Plan of Sale and Liquidation includes a plan of liquidation that provides for the Company’s complete liquidation and dissolution in accordance with Section 331, Section 336 and Section 346(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has declared advisable the sale of substantially all of the assets of the Company, the plan of liquidation, and the subsequent termination of the Company’s existence by voluntary dissolution in accordance with Section 12.2 of the Company’s Articles of Amendment and Restatement of Declaration of Trust, as amended and restated (the “Declaration of Trust”), and Section 8-502 of the Maryland REIT Law, each as contemplated by the Plan of Sale and Liquidation, and directed that the sale of substantially all of the assets, liquidation, and the termination of the Company’s existence be submitted for approval to the holders (the “Shareholders”) of the outstanding Common Shares of Beneficial Interest, $0.01 par value per share (the “Common Shares”), of the Company. The Plan of Sale and Liquidation shall become effective upon shareholder approval of the matters submitted to them by the affirmative vote of holders of Common Shares entitled to cast a majority of all the votes entitled to be cast on the matter. The date of the Shareholders’ approval is hereinafter referred to as the “Effective Date.”

2.
It is intended that the Plan of Sale and Liquidation shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code. The Plan of Sale and Liquidation shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder. The Company’s officers shall be authorized to cause the Company to make such elections for tax purposes as are deemed appropriate and in the best interests of the Company. Within 30 days after the Effective Date, the proper officers of the Company shall file Form 966 with the Internal Revenue Service, together with a certified copy of the Plan of Sale and Liquidation, as advised and approved by the Board and approved by the Shareholders. The Company shall also file in due course all other tax (federal, state, local or otherwise) returns, certificates, documents and information required to be filed by reason of the complete liquidation of the Company.

3.
Pursuant to the Plan of Sale and Liquidation, the Board has authorized the Company to sell, convey and transfer or otherwise dispose of any or all of the assets of the Company in one or more transactions, and acting for itself and/or in its capacity as an equity holder, general partner or manager of any direct or indirect subsidiaries or affiliates, authorize any subsidiaries or affiliates to sell, convey, transfer and deliver or otherwise dispose of any or all assets of any subsidiaries in one or more transactions, in each case without further approval of the Shareholders. The Company is authorized to engage in the wind-down of the Company’s business and affairs, discharging, paying or setting aside reserves for all Company liabilities, including but not limited to contingent liabilities and the liabilities of its subsidiaries, disposing of its assets, including, but not limited to, the assets of the Company, and distributing the Company’s remaining assets available for distribution to the Shareholders, as determined by the Board in its discretion, all in accordance with the Declaration of Trust and the Company’s Amended and Restated Bylaws, as amended (collectively, the “Governing Documents”), and the Plan of Sale and Liquidation, if the Board so determines, and make protective acquisitions or advances with respect to the Company’s assets.

4.
The appropriate officers of the Company shall take all actions as may be necessary or appropriate to marshal the assets of the Company and convert the same, in whole or in parts, into cash or other form as may be distributable to the Shareholders.

5.
The Company shall (i) pay or make reasonable provision to pay all claims and obligations of the Company and its subsidiaries, including all contingent, conditional or contractual claims known to the Company or its subsidiaries, and (ii) make all provisions that are reasonably likely to be sufficient to provide payment in respect any claim against the Company or its subsidiaries in connection with any pending action, suit or proceeding to which any of the Company or its subsidiaries is a party. All claims shall be paid in full (except to the extent a lesser amount is agreed upon between the Company and its subsidiaries on the one hand and the applicable creditor on the other hand). The Company is authorized, but not required, to establish one or more reserve funds, in a reasonable amount and as may be deemed advisable, to meet known liabilities and liquidating expenses and estimated, unascertained or contingent liabilities and expenses. Creation of a reserve fund may be accomplished by a recording in the Company’s books and records of any accounting or bookkeeping entry which indicates the setting aside of such funds for payment. In furtherance of the matters set forth in Section 3 hereof, the Company is also authorized, but not required, to create one or more reserve funds by placing cash or property in escrow with an escrow agent for a specified term together with payment instructions. Any undistributed amounts remaining in any such escrowed reserve fund at the end of its term shall be returned to the Company or such other successor-in-interest to the Company as may then exist for payment to the former Shareholders as of the Effective Date or, if so determined to be appropriate or convenient by the Board or the successor(s) there to, to satisfy other liabilities or liquidating expenses or for delivery to the unclaimed property division of the Maryland State Comptroller’s office. The Company may also create one or more reserve funds by any other reasonable means.
6.
The Company is authorized, but not required, to procure one or more insurance policies in a reasonable amount to be determined by the Board in its discretion, to cover unknown or unpaid liabilities and liquidating expenses and unascertained or contingent liabilities and expenses, including for indemnification of the Company, its subsidiaries, and their respective trustees, directors, officers, managers, members, employees, advisors and other representatives, if the Board in its discretion deems such insurance policies desirable.

7.
Subject to Section 8 below and the Governing Documents, the liquidating distributions contemplated by the Plan of Sale and Liquidation shall be in complete liquidation of the Company and, upon the complete distribution of all assets of the Company to the Shareholders and the dissolution and termination of the Company, all Common Shares will be automatically canceled and no longer deemed outstanding and all rights of the holders thereof as shareholders of the Company shall cease and terminate.

8.
In the event that (i) the Board determines it necessary or advisable in order to preserve the Company’s status as a real estate investment trust under Sections 856 through 860 of the Code and the Treasury regulations thereunder, (ii) the Board determines it is necessary or advisable in order to enable the Company to terminate its obligation to file quarterly reports and audited annual financial statements with the Commission or (iii) the Board determines in its discretion that it is otherwise advisable or appropriate to do so, the Board may cause the Company to make the final distribution to Shareholders as a distribution in kind of beneficial interests in a trust (the “Liquidating Trust”), at such time as the Board deems appropriate in its discretion, substantially as follows:

a.
The Company may create the Liquidating Trust under statutory or common law of Maryland or such other jurisdiction as the Board deems advisable and may transfer and assign to the Liquidating Trust all or substantially all of the remaining assets of the Company and its subsidiaries of every sort whatsoever, including its unsold properties, assets, claims, contingent claims and causes of action, subject to all of their unsatisfied debts, liabilities and expenses, contingent or otherwise. From and after the date of such transfer and assignment of assets (subject to liabilities) to the Liquidating Trust, the Company shall have no interest of any character in and to any such assets and all of such assets shall thereafter be held by the Liquidating Trust.

b.
Simultaneously with such transfer and assignment to the Liquidating Trust, certificates evidencing Common Shares will be deemed to represent ownership in the Liquidating Trust, each holder of one or more Common Shares shall automatically and without any need for notice or presentment of a certificate be deemed to hold a corresponding number of shares of common beneficial interest in the Liquidating Trust. Such deemed distribution of shares of common beneficial interest shall constitute the final distribution of all of the assets of the Company to the Shareholders under this Plan of Sale and Liquidation.

c.
The Liquidating Trust shall be constituted pursuant to a declaration of trust or other instrument governing the Liquidating Trust (the “Liquidating Trust Declaration of Trust”) in such form and containing such terms and conditions as the Board may approve in its discretion. Without limiting the generality of the foregoing, the Liquidating Trust Declaration of Trust shall provide: (i) that shares of common beneficial interest in the Liquidating Trust shall not be transferable (except by will, intestate succession or operation of law); (ii) that the Liquidating Trust will have a finite life and will terminate upon the earlier of the complete distribution of the trust corpus or a specified number of years from the date that the Company’s assets were first transferred to it, subject to extensions of determinate duration; and (iii) that the Liquidating Trust may prepare and distribute annual financial statements, which need not be audited, to holders of its beneficial interests (which statements, if prepared and distributed, shall be filed under cover of an Annual Report on Form 10-K under the Company’s Commission file number to the extent the Liquidating Trust is eligible to do so) but need not prepare or distribute any quarterly financial statements.

d.
The initial trustees of the Liquidating Trust shall be designated by the Board.

e.
Approval of this Plan of Sale and Liquidation shall constitute the approval by the Shareholders of (i) the transfer and assignment to the Liquidating Trust, (ii) the form and substance of the Liquidating Trust Declaration of Trust, as approved by the Board, and (iii) the appointment of trustees designated by the Board.

9.
Upon assignment and conveyance of the assets of the Company to the Shareholders, in complete liquidation of the Company, and the taking of all actions required under the laws of the State of Maryland in connection with the Plan of Sale and Liquidation, the proper officers of the Company shall execute and cause to be filed with Maryland’s State Department of Assessments and Taxation (the “SDAT”), including the preparation and filing of a notice of the effective date of the termination of the Company by voluntary dissolution (“Notice of Termination”), and elsewhere as may be required or deemed appropriate, such documents as may be required to dissolve the Company and terminate its existence. Upon the termination, the Company’s existence shall continue solely for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind-down its business and affairs. During the period of the Company’s continued existence, the Board shall have the powers described in Section 12.2 of Article XII of the Declaration of Trust.

10.
Immediately prior to the transfer to the Liquidating Trust or at such other time as the Board deems appropriate, the Board and proper officers of the Company are authorized to cause the Company to delist the Common Shares from the New York Stock Exchange and file a Form 15 (or take other appropriate action) to deregister the Common Shares under the Securities Exchange Act of 1934, as amended.

11.
The Board and the officers of the Company as the Board may direct are hereby authorized to interpret the provisions of the Plan of Sale and Liquidation and are hereby authorized and directed to take any further actions and to execute any agreements, conveyances, assignments, transfers, certificates and other documents as may in their judgment be necessary or desirable in order to wind-down expeditiously the affairs of the Company and its subsidiaries and complete the Plan of Sale and Liquidation, including, without limitation, (i) the execution of any checks, contracts, deeds, assignments, notices or other instruments necessary or appropriate to sell or otherwise dispose of any and all property of the Company and its subsidiaries whether real or personal, tangible or intangible, (ii) the appointment of other persons to carry out any aspect of this Plan of Sale and Liquidation, (iii) the temporary investment of funds in any medium as the Board may deem appropriate, (iv) the entering into of agreements with, or modifying or amending of existing agreements with any advisor, agent, employee, officer, trustee or representative of the Company or its subsidiaries, and (v) the modification of the Plan of Sale and Liquidation as may be necessary to implement the Plan of Sale and Liquidation. The death, resignation or other disability of any trustee or officer of the Company shall not impair the authority of the surviving or remaining trustees or officers of the Company (or any persons appointed as substitutes therefor) to exercise any of the powers provided for in this Plan of Sale and Liquidation. Upon the death, resignation or other disability, the surviving or remaining trustees shall have the authority to fill the vacancy or vacancies so created, but the failure to fill the vacancy or vacancies shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in this Plan of Sale and Liquidation.
12.
The Company shall reserve sufficient assets and/or obtain or maintain such insurance (including, without limitation, directors and officers insurance) as shall be necessary or advisable to provide the continued indemnification of the members of the Board, the trustees of the Liquidating Trust, the directors, managers, trustees or similar members of the governing body of the Liquidating Entity and officers, managers, agents or other representatives of the Company, the Liquidating Trust or Liquidating Entity, as applicable, to the full extent provided by the Governing Documents, the Liquidating Trust Declaration of Trust or the Liquidating Entity organizational documents, any indemnification agreement in effect and applicable law. At the discretion of the Board, the trustees of the Liquidating Trust and/or the directors, managers, trustees or similar members of the governing body of the Liquidating Entity, as applicable, such insurance may include coverage for the periods after the effective date of the dissolution of the Company, including periods after the termination of any Liquidating Trust or Liquidating Entity.

13.
The validity, interpretation and performance of the Plan of Sale and Liquidation shall be controlled by and construed under the laws of the State of Maryland.

14.
Until the filing of the Notice of Termination with the SDAT, the Board may terminate the Plan of Sale and Liquidation without approval by the Shareholders if it determines that such action would be advisable and in the best interests of the Company. Notwithstanding approval of Plan of Sale and Liquidation by the Shareholders, until the filing of the Notice of Termination with the SDAT, the Board may modify or amend the Plan of Sale and Liquidation without further action by the Shareholders if it determines that such action would be advisable and in the best interests of the Company.

Appendix C
(Opinion of Goldman Sachs & Co. LLC)

PERSONAL AND CONFIDENTIAL
August 1, 2025
Transaction Committee of the Board of Trustees
Elme Communities
7550 Wisconsin Avenue, Suite 900
Bethesda, MD 20814
Ladies and Gentlemen:
You have requested our opinion as to the fairness from a financial point of view to Elme Communities (the “Company”) of the $1,605,560,100.00 in cash, as adjusted pursuant to Article 3 of the Agreement (as defined below) (the “Adjustments”) (the “Consideration”), to be paid to WashREIT OP LLC, a wholly owned, direct subsidiary of the Company (“Seller” and together with the Company, the “Seller Parties”), pursuant to the Purchase and Sale Agreement, dated as of August 1, 2025 (the “Agreement”), by and among CEVF VI Capitol Holdings, LLC (“Buyer”), CEVF VI Co-Invest I Venture, LLC (“Buyer Parent” and together with Buyer, the “Buyer Parties”), the Company, Seller and Echo Sub LLC, a wholly owned, direct subsidiary of Seller (“Newco”), in connection with the purchase by Buyer of all of the outstanding equity interests of Newco following the consummation of the Pre-Closing Reorganization (as such term is defined in the Agreement), as provided in the Agreement.
Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting, lending, and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Seller Parties, Newco, the Buyer Parties, any of their respective affiliates and, as applicable, portfolio companies and third parties or any currency or commodity that may be involved in the transactions contemplated by the Agreement (the “Transaction”). Goldman Sachs Investment Banking has an existing lending relationship with the Company. We have acted as financial advisor to the Transaction Committee of the Board of Trustees of the Company (the “Transaction Committee”) in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. At the Company’s request, and with the consent of the Transaction Committee, Goldman Sachs & Co. LLC and/or its affiliates will be providing debt financing to the Company in connection with the remaining assets of the Company following the consummation of the Transaction, subject to the occurrence thereof and the terms of such financing, pursuant to which such affiliate expects to receive compensation. Goldman Sachs & Co. LLC and/or its affiliates have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which Goldman Sachs Investment Banking has received, and may receive, compensation, including having acted as a sales agent, forward seller and forward purchaser for the Company’s at-the-market offering of up to $350,000,000 of common shares of beneficial interest of the Company (the “Shares”) in February 2024 and acting as anti-raid advisor to the Company since March 2025. Goldman Sachs & Co. LLC and/or its affiliates may also in the future provide financial advisory and/or underwriting services to the Seller Parties, Newco, the Buyer Parties and their respective affiliates and, as applicable, portfolio companies, for which Goldman Sachs Investment Banking may receive compensation.
In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to shareholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended December 31, 2024; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its shareholders; certain publicly available research analyst reports for the Company; certain internal asset-level financial statements for the assets being contributed to Newco in the Pre-Closing Reorganization for the two fiscal years ended December 31, 2024 and the twelve months ended June 30, 2025, as prepared by the management of the Company and approved for our use by the Transaction Committee; certain financial analyses and forecasts for Newco, prepared by the management of the Company, as approved for our use by the Transaction Committee (the “Forecasts”); and certain estimates as to the amounts of the Adjustments, as prepared by the management of the Company and approved for our use by Transaction Committee (the “Adjustment Estimates”). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of Newco and the Seller Parties; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.
For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts and Adjustment Estimates have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Seller Parties, Newco or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Seller or on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the Company, as of the date hereof, of the Consideration to be paid to Seller for all of the outstanding equity interests of Newco pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the Pre-Closing Reorganization, any allocation of the Consideration, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors, trustees or employees of the Seller Parties or Newco, or class of such persons, in connection with the Transaction, whether relative to the Consideration to be paid to Seller for all of the outstanding equity interests of Newco pursuant to the Agreement or otherwise. Furthermore, we do not express any view on, and our opinion does not address, any potential use of proceeds from the Transaction that may be contemplated by the Company, including any distribution of any portion of the Consideration to the holders of Shares, nor any other post-closing plans of the Seller Parties, including the use by the Company of a liquidating trust for purposes of holding and disposing of any of the remaining assets of the Company following the consummation of the Transaction. We are not expressing any opinion as to the prices at which the Shares will trade at any time, or as to the potential effects of volatility in the credit, financial and stock markets on the Company, or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Seller Parties, Newco or the Buyer Parties or the ability of the Seller Parties, Newco or the Buyer Parties to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Transaction Committee of the Board of Trustees (the “Board”) and the Board in connection with their consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to the Seller for all of the outstanding equity interests of Newco pursuant to the Agreement is fair from a financial point of view to the Company.
Very truly yours,
/s/ GOLDMAN SACHS & CO. LLC

(GOLDMAN SACHS & CO. LLC)

MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/ELME2 or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ELME2 2025 Special Meeting Proxy Card 1234 5678 9012 345  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Trustees unanimously recommends you vote “FOR” the Portfolio Sale Proposal, “FOR” the Liquidation Proposal, “FOR” the Compensation Proposal and “FOR” the Adjournment Proposal. ForAgainst AbstainForAgainst Abstain 1. Portfolio Sale Proposal: To approve the sale of 19 multifamily properties of Elme Communities (the “Company”) to an affiliate of Cortland Partners, LLC (“Cortland”), subject to and in accordance with the terms of the Purchase and Sale Agreement (the “Purchase Agreement”), dated as of August 1, 2025, by and among the Company, WashREIT OP LLC, a wholly owned subsidiary of the Company (“Seller”), Echo Sub LLC, a wholly owned subsidiary of Seller, CEVF VI Capitol Holdings, LLC, an affiliate of Cortland, and CEVF VI Co-Invest I Venture, LLC, an affiliate of Cortland (the “Portfolio Sale Transaction”), and the other transactions contemplated by the Purchase Agreement. 3. Compensation Proposal: To approve, on a non-binding, advisory basis, the specified compensation that may be paid or become payable to the Company’s named executive officers in connection with the Portfolio Sale Transaction and the Plan of Sale and Liquidation. 2. 4. Liquidation Proposal: To approve the Plan of Sale and Liquidation of the Company (the “Plan of Sale and Liquidation”) providing for the sale or disposition of all the Company’s assets (whether or not the Portfolio Sale Proposal is approved or the Portfolio Sale Transaction closes), winding down the Company’s business and affairs and terminating the Company’s existence by voluntary dissolution. Adjournment Proposal: To approve one or more adjournments of the Special Meeting, solely with respect to the proposals for which insufficient votes to approve such proposals were cast, to a later date or dates, if necessary, appropriate or advisable to solicit additional proxies. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890J N T 046QQG MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

The 2025 Special Meeting of Shareholders of Elme Communities will be held on XXXXXXX, XXXX, ##, 2025 at X:XX a.m. Eastern Time, virtually via the internet at meetnow.global/M9FJR5R To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The Notice and Proxy Statement is available at: www.envisionreports.com/ELME2 Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ELME2  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — Elme Communities PROXY FOR 2025 SPECIAL MEETING OF SHAREHOLDERS XXXXXX ##, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Elme Communities, a Maryland real estate investment trust, hereby appoints Paul T. McDermott and W. Drew Hammond, or either of them, with full power of substitution in each of them, as proxies for the undersigned to attend the Special Meeting of Shareholders of Elme Communities to be held at X:XX a.m., Eastern Time, on XXXXXXX ##, 2025 virtually via live broadcast, and any adjournment or postponement thereof, to cast on behalf of the undersigned, as designated on the reverse side of this proxy, all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting. The undersigned hereby revokes any proxy heretofore given with respect to such meeting. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, PROXIES WILL BE VOTED “FOR” THE PORTFOLIO SALE PROPOSAL, “FOR” THE LIQUIDATION PROPOSAL, “FOR” THE COMPENSATION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON ANY OTHER MATTER TO PROPERLY COME BEFORE THE SPECIAL MEETING (OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF). (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below.Comments — Please print your comments below.